Exhibit 10.3

EXECUTION COPY

$200,000,000

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

Dated as of May 4, 2007

among

J. CREW OPERATING CORP.

J. CREW INC.

GRACE HOLMES, INC. D/B/A J. CREW RETAIL

H.F.D. NO. 55, INC. D/B/A J. CREW FACTORY

MADEWELL INC.

as Borrowers

J. CREW GROUP, INC.

J. CREW INTERNATIONAL, INC.

as Guarantors

and

THE LENDERS AND ISSUERS PARTY HERETO

and

CITICORP USA, INC.

as Administrative Agent and Collateral Agent

BANK OF AMERICA, N.A.

WACHOVIA BANK, NATIONAL ASSOCIATION,

as Syndication Agents

CITIGROUP GLOBAL MARKETS INC

WACHOVIA CAPITAL MARKETS LLC

BANK OF AMERICA, N.A.

as Joint Lead Arrangers

CITIGROUP GLOBAL MARKETS INC

WACHOVIA CAPITAL MARKETS LLC

BANK OF AMERICA, N.A.

as Joint Bookrunning Managers

* * *

WELL, GOTSHAL & MANGES LLP

767 FIFTH AVENUE

NEW YORK, NEW YORK 10153-0119

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SCHEDULES

Schedule I	-	Revolving Credit Commitments
Schedule II	-	Applicable Lending Offices and Addresses for Notices
Schedule 3.1(a)(vii)		Foreign Qualifications
Schedule 4.3	-	Ownership of Subsidiaries; Borrowers Information
Schedule 4.7	-	Litigation
Schedule 4.19	-	Real Property
Schedule 4.20	-	Credit Card Agreements
Schedule 7.13	-	Third Party Agreements
Schedule 8.1	-	Existing Indebtedness
Schedule 8.2	-	Liens, Etc.
Schedule 8.3	-	Investments
Schedule 8.8	-	Transactions with Affiliates

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EXHIBITS

PAGE

Exhibit A	-	Form of Assignment and Acceptance
Exhibit B	-	Form of Revolving Credit Note
Exhibit C	-	Form of Notice of Borrowing
Exhibit D	-	Form of Swing Loan Request
Exhibit E	-	Form of Letter of Credit Request
Exhibit F	-	Form of Notice of Conversion or Continuation
Exhibit G	-	Form of Opinion of Counsel for the Loan Parties
Exhibit H	-	Form of Guaranty
Exhibit I	-	Form of Pledge and Security Agreement
Exhibit J	-	Form of Borrowing Base Certificate
Exhibit K	-	Form of Collateral Access Agreement
Exhibit L	-	Form of Bailee Letter
Exhibit M	-	Form of Lender Joinder Agreement
Exhibit N	-	Intercreditor Agreement
Exhibit O	-	Master Assignment and Resignation Agreement

SECOND AMENDED AND RESTATED CREDIT AGREEMENT, dated as of May 4, 2007, among J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. No. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP, INC., a Delaware corporation (“Holdings”) and J. CREW INTERNATIONAL, INC., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”), the Lenders (as defined below), the Issuers (as defined below) and CITICORP USA, INC. (“Citicorp”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), Citicorp, as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A, and WACHOVIA BANK, NATIONAL ASSOCIATION as syndication agents for the Lenders and Issuers (in such capacity, the “Syndication Agents” ).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the lenders and issuers from time to time party thereto, Wachovia Bank, National Association, as administrative agent (the “Existing Agent”), Congress Financial Corporation, as collateral agent (the “Existing Collateral Agent”), Bank of America, as the syndication agent and certain other parties thereto, are parties to the Amended and Restated Loan and Security Agreement, dated as of December 23, 2004 (as amended, modified, or supplemented prior to the Effective Date (as defined below), the “Existing Credit Agreement”);

WHEREAS, the Existing Agent and the Existing Collateral Agent have resigned from each of their respective capacities as administrative agent and collateral agent under the Existing Credit Agreement, and Citicorp has been appointed as the successor Administrative Agent and as Swing Loan Lender and as Collateral Agent under the Existing Credit Agreement, each effective immediately prior to the Effective Date (as defined below), pursuant to a master assignment and resignation agreement dated on or prior to the date hereof (the “Master Assignment and Resignation Agreement”), among the Existing Agent, the Existing Collateral Agent, Citicorp, the Borrowers and the other Loan Parties; and

WHEREAS, the Borrowers, the Guarantors, the Lenders, the Issuers and the other parties hereto have agreed to amend and restate the Existing Credit Agreement on the terms set forth herein;

NOW, THEREFORE, in consideration of the premises and the covenants and agreements contained herein, the parties hereto hereby agree as follows:

AMENDED AND RESTATED CREDIT AGREEMENT

J. CREW GROUP, INC.

ARTICLE I

DEFINITIONS, INTERPRETATION AND ACCOUNTING TERMS

Section 1.1 Defined Terms

As used in this Agreement, the following terms have the following meanings (such meanings to be equally applicable to both the singular and plural forms of the terms defined):

“Account” has the meaning given to such term in Article 9 of the UCC.

“Account Debtor” has the meaning given to such term in Article 9 of the UCC.

“Acquired Indebtedness” means (a) with respect to any Person, Indebtedness existing at the time such Person becomes a Subsidiary of Holdings, (b) Indebtedness assumed by Holdings or any of its Subsidiaries in a Permitted Acquisition; provided, that in the case of this clause (b), such Indebtedness (i) is unsecured or secured only by collateral of such Person granted prior to the consummation of any such Permitted Acquisition and (ii) was not incurred in anticipation of such Permitted Acquisition, or (c) Indebtedness secured by a Lien encumbering any asset acquired by such Person.

“Acquisition” means any acquisition, whether by purchase, merger or otherwise, of all or substantially all of the assets of, all or substantially all of the Stock of, or a business line or unit or a division of, any Person.

“Administrative Agent” has the meaning specified in the preamble to this Agreement.

“Administrative Questionnaire” means an Administrative Questionnaire in a form supplied by the Administrative Agent.

“Advance Rate” means, at any time, (1) ninety (90%) percent of Eligible Credit Card Receivables, (2) the amount equal to the lesser of: (x) ninety (90%) percent multiplied by the Value of each category of Eligible Inventory of each Borrower and (y) during the period from August 1 of any Fiscal Year through and including December 31 of such Fiscal Year, ninety-two and one half (92.5%) percent of the Net Recovery Percentage as to each category of Eligible Inventory of each Borrower multiplied by the Value of such category of Eligible Inventory of such Borrower, and at all other times, ninety (90%) percent of the Net Recovery Percentage as to each category of Eligible Inventory of each Borrower multiplied by the Value of such category of Eligible Inventory of such Borrower, (3) sixty-five (65%) percent of Eligible Real Property and (4) 100% of Qualified Cash maintained by each Borrower in a Cash Collateral Account or in an Approved Deposit Account subject to a perfected first priority Lien in favor of the Administrative Agent.

“Affected Lender” has the meaning specified in Section 2.17 (Substitution of Lenders).

“Affiliate” means, with respect to a specified Person, any other Person which directly or indirectly, through one or more intermediaries, controls or is controlled by or is under

AMENDED AND RESTATED CREDIT AGREEMENT

J. CREW GROUP, INC.

common control with such Person, and without limiting the generality of the foregoing, includes (a) any Person which beneficially owns or holds ten (10%) percent or more of any class of Voting Stock of such Person and (b) any Person of which such Person beneficially owns or holds ten (10%) percent or more of any class of Voting Stock of such Person. For the purposes of this definition, the term “control” (including with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of Voting Stock, by agreement or otherwise.

“Agent Affiliate” has the meaning specified in Section 10.3(c) (Posting of Approved Electronic Communications,).

“Agreement” means this Second Amended and Restated Credit Agreement.

“Anti-Terrorism Order” means U.S. Executive Order 13224 of September 24, 2001 Blocking Property and Prohibiting Transactions with Persons Who Commit, Threaten to Commit or Support Terrorism (66 Fed. Reg. 49,079 (2001)).

“Applicable Lending Office” means, with respect to each Lender, its Domestic Lending Office in the case of a Base Rate Loan, and its Eurodollar Lending Office in the case of a Eurodollar Rate Loan.

“Applicable Margin” means (a) during the period commencing on the Effective Date and ending on the last day of the first full Fiscal Quarter commencing after the Effective Date, with respect to (i) Loans maintained as Base Rate Loans, a rate equal to 0.0% per annum and (ii) Loans maintained as Eurodollar Rate Loans, a rate equal to 1.00% per annum and (b) thereafter, as of any date of determination, a per annum rate equal to the rate set forth below opposite the applicable type of Loan and the then applicable Quarterly Excess Availability (determined on the last day of the most recent Fiscal Quarter) set forth below:

QUARTERLY EXCESS AVAILABILITY	BASE RATE LOANS	EURODOLLAR RATE LOANS
Greater than $50,000,000	0.0%	1.0%
Less than or equal to $50,000,000	0.25%	1.25%

Changes in the Applicable Margin resulting from a change in the Quarterly Excess Availability on the last day of any Fiscal Quarter shall become effective as to all Loans upon the first Business Day of the succeeding Fiscal Quarter.

“Applicable Unused Commitment Fee Rate” means 0.20% per annum.

“Approved Deposit Account” means a Deposit Account that is the subject of an effective Deposit Account Control Agreement and that is maintained by any Loan Party with a Deposit Account Bank. “Approved Deposit Account” includes all monies on deposit in such Deposit Account and all certificates and instruments, if any, representing or evidencing such Deposit Account.

“Approved Electronic Communications” means each notice, demand, communication, information, document and other material that any Loan Party is obligated to, or

AMENDED AND RESTATED CREDIT AGREEMENT

J. CREW GROUP, INC.

otherwise chooses to, provide to the Administrative Agent pursuant to any Financing Agreement or the transactions contemplated therein, including (a) any supplement to the Guaranty, any joinder to the Pledge and Security Agreement and any other written Contractual Obligation delivered or required to be delivered in respect of any Financing Agreement or the transactions contemplated therein and (b) any Financial Statement, financial and other report, notice, request, certificate and other information material; provided, however, that, “Approved Electronic Communication” shall exclude (i) any Notice of Borrowing, Letter of Credit Request, Swing Loan Request, Notice of Conversion or Continuation, and any other notice, demand, communication, information, document and other material relating to a request for a new, or a conversion of an existing, Borrowing, (ii) any notice pursuant to and Section 2.9 (Mandatory Prepayments) and any other notice relating to the payment of any principal or other amount due under any Financing Agreement prior to the scheduled date therefor, (iii) all notices of any Default or Event of Default and (iv) any notice, demand, communication, information, document and other material required to be delivered to satisfy any of the conditions set forth in Article III (Conditions Precedent) or Section 2.4(a) (Letters of Credit) or any other condition to any Borrowing or other extension of credit hereunder or any condition precedent to the effectiveness of this Agreement.

“Approved Electronic Platform” has the meaning specified in Section 10.3(a) (Posting of Approved Electronic Communications).

“Approved Fund” means any Fund that is advised or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or Affiliate of an entity that administers or manages a Lender.

“Approved Securities Intermediary” means a Securities Intermediary or Commodity Intermediary at which a Borrower or a Guarantor maintains a Control Account.

“Arrangers” means Citigroup Global Markets Inc., Wachovia Capital Markets and Bank of America, N.A., as joint lead arrangers.

“Asset Sale” has the meaning specified in Section 8.4 (Sale of Assets).

“Assignment and Acceptance” means an assignment and acceptance entered into by a Lender and an Eligible Assignee, and accepted by the Administrative Agent, in substantially the form of Exhibit A (Form of Assignment and Acceptance).

“Bailee’s Letter” means the form bailee letter identified on Exhibit L executed in connection with the Existing Credit Agreement.

“Base Rate” means, with respect to any period, a fluctuating interest rate per annum as shall be in effect from time to time, which rate per annum shall be equal at all times to the highest of the following:

(a) the rate of interest announced publicly by Citibank in New York, New York, from time to time, as Citibank’s base rate;

(b) the sum (adjusted to the nearest 0.25% or, if there is no nearest 0.25%, to the next higher 0.25%) of (i) 0.5% per annum, plus (ii) the rate per annum obtained by dividing (A) the latest three week moving average of secondary market morning offering

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J. CREW GROUP, INC.

rates in the United States for three month certificates of deposit of major United States money market banks, such three week moving average being determined weekly on each Monday (or, if any such day is not a Business Day, on the next succeeding Business Day) for the three week period ending on the previous Friday by Citibank on the basis of such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New York or, if such publication shall be suspended or terminated, on the basis of quotations for such rates received by Citibank from three New York certificate of deposit dealers of recognized standing selected by Citibank, by (B) a percentage equal to 100% minus the average of the daily percentages specified during such three week period by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for Citibank in respect of liabilities consisting of or including (among other liabilities) three month Dollar nonpersonal time deposits in the United States plus (iii) the average during such three week period of the maximum annual assessment rates estimated by Citibank for determining the then current annual assessment payable by Citibank to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits in the United States; and

(c) the sum of (i) 0.5% per annum plus (ii) the Federal Funds Rate.

“Base Rate Loan” means any Swing Loan or any other Loan during any period in which it bears interest based on the Base Rate.

“Benefit Plan” means any employee benefit plan as defined in Section 3(3) of ERISA to which any Loan Party incurs or otherwise has any obligation or liability, contingent or otherwise.

“Borrower” and “Borrowers” has the meaning specified in the preamble to this Agreement.

“Borrower Agent” means J. Crew Operating Corp., a Delaware corporation, in its capacity as agent on behalf of the Borrowers pursuant to Section 2.19 (Appointment of Borrower Agent) hereof and its successors and assigns in such capacity.

“Borrowers’ Accountants” means KPMG LLP or other independent nationally-recognized public accountants.

“Borrowing” means a borrowing consisting of Loans made on the same day by the Lenders ratably according to their respective Revolving Credit Commitments.

“Borrowing Base” means, at any time, the amount calculated pursuant to the Borrowing Base Certificate most recently delivered to the Administrative Agent in accordance with Section 6.11(a) equal to the sum of (i) the product of the Advance Rate then in effect for Eligible Credit Card Receivables and the Dollar Equivalent of the face amount of all Eligible Credit Card Receivables of the Borrowers, (ii) the product of the Advance Rate then in effect for each class of Eligible Inventory and the Dollar Equivalent of the Value of each such class of Eligible Inventory of the Borrowers constituting each such class at such time; (iii) the product of the Advance Rate then in effect for Eligible Real Property and the Fair Market Value of such Eligible Real Property and (iv) 100% of Qualified Cash maintained by each Borrower in a Cash Collateral Account or in an Approved Deposit Account subject to a perfected first priority Lien in favor of, the Administrative Agent.

AMENDED AND RESTATED CREDIT AGREEMENT

J. CREW GROUP, INC.

“Borrowing Base Certificate” means a certificate of the Borrower Agent substantially in the form of Exhibit J (Form of Borrowing Base Certificate).

“Business Day” means a day of the year on which banks are not required or are authorized to close in New York City and, if the applicable Business Day relates to notices, determinations, fundings and payments in connection with the Eurodollar Rate or any Eurodollar Rate Loans, a day on which dealings in Dollar deposits are also carried on in the London interbank market.

“Capital Expenditures” means, for any Person for any period, the aggregate of amounts that would be reflected as additions to property, plant or equipment or similar items on a Consolidated balance sheet of such Person and its Subsidiaries prepared in accordance with GAAP, excluding interest capitalized during construction.

“Capital Lease” means, with respect to any Person, any lease of, or other arrangement conveying the right to use, property by such Person as lessee that would be accounted for as a capital lease on a balance sheet of such Person prepared in accordance with GAAP.

“Capital Lease Obligations” means, with respect to any Person, the capitalized amount of all Consolidated obligations of such Person or any of its Subsidiaries under Capital Leases.

“Cash Collateral Account” means any Deposit Account or Securities Account that is (a) established by the Administrative Agent from time to time in its sole discretion to receive cash and Cash Equivalents (or purchase cash or Cash Equivalents with funds received) from the Loan Parties or Persons acting on their behalf pursuant to the Financing Agreements, (b) with such depositaries and securities intermediaries as the Administrative Agent may determine in its sole discretion exercised reasonably, (c) in the name of the Administrative Agent (although such account may also have words referring to the Loan Parties and the account’s purpose), (d) under the control of the Administrative Agent and (e) in the case of a Securities Account, with respect to which the Administrative Agent shall be the Entitlement Holder and the only Person authorized to give Entitlement Orders with respect thereto.

“Cash Equivalents” means (a) securities issued or fully guaranteed or insured by the United States federal government or any agency thereof, (b) certificates of deposit, eurodollar time deposits, overnight bank deposits and bankers’ acceptances of any commercial bank organized under the laws of the United States, any state thereof, the District of Columbia, any foreign bank, or its branches or agencies (fully protected against currency fluctuations) that, at the time of acquisition, are rated at least “A-1” by S&P or “P-1” by Moody’s, (c) commercial paper of an issuer rated at least “A-1” by S&P or “P-l” by Moody’s and (d) shares of any money market fund that (i) has at least 95% of its assets invested continuously in the types of investments referred to in clauses (a), (b) and (c) above, (ii) has net assets exceeding $500,000,000 and (iii) is rated at least “A-1” by S&P or “P-1” by Moody’s; provided, however, that the maturities of all obligations of the type specified in clauses (a), (b) and (c) above shall not exceed 180 days. Cash Equivalents shall also include “Cash Equivalents” as such term is defined in the Term Loan Facility.

AMENDED AND RESTATED CREDIT AGREEMENT

J. CREW GROUP, INC.

“Cash Interest Expense” means, with respect to any Person for any period, the Interest Expense of such Person for such period less the Non-Cash Interest Expense of such Person for such period.

“Cash Management Document” means any certificate, agreement or other document executed by the Loan Parties evidencing the Cash Management Obligations of any Loan Party.

“Cash Management Obligation” means, any direct or indirect liability, contingent or otherwise, of the Loan Parties in respect of cash management services (including treasury, depository, overdraft, credit or debit card, the provision of certain trade finance services, including, without limitation, open account services and account receivable purchases, electronic funds transfer and other cash management arrangements) provided by the Administrative Agent, any Lender or any Affiliate of any of them including obligations for the payment of fees, interest, charges, expenses, attorneys’ fees and disbursements in connection therewith.

“Change of Control” shall mean (a) any Person or group (as such term is used in Section 13(d)(3) of the Exchange Act), other than Permitted Holders, shall beneficially own, directly or indirectly, shares of Voting Stock of Holdings representing more than thirty (30%) percent of the voting power of the total outstanding Voting Stock of Holdings; (b) occupation of a majority of the seats (other than vacant seats) on the Board of Directors of Holdings by individuals who were neither (i) nominated by members of Permitted Holders or the Board of Directors of Holdings nor (ii) appointed by directors so nominated; or (c) the failure of Holdings to own directly or indirectly one hundred (l00%) percent of the voting power of the total outstanding Voting Stock of any Borrower or other Guarantor (except as a result of a transaction or event expressly permitted under Section 8.4).

“Citibank” means Citibank, N.A., a national banking association.

“Citicorp” has the meaning specified in the preamble to this Agreement.

“Code” means the Internal Revenue Code of 1986, as amended.

“Collateral” means all property and interests in property and proceeds thereof now owned or hereafter acquired by any Loan Party in or upon which a Lien is granted under any Collateral Document.

“Collateral Access Agreement” means the form collateral access agreement identified on Exhibit K executed in connection with the Existing Credit Agreement.

“Collateral Documents” means the Pledge and Security Agreement, the Deposit Account Control Agreements, Securities Account Control Agreements, the Mortgages, any Collateral Access Agreement, any Bailee Letter and any other Financing Agreement executed and delivered by a Loan Party granting a Lien on any of its property to secure payment of the Secured Obligations.

“Commodity Account” has the meaning given to such term in Article 9 of the UCC.

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J. CREW GROUP, INC.

“Commodity Intermediary” has the meaning given to such term in Article 9 of the UCC.

“Compliance Certificate” has the meaning specified in Section 6.1(c) (Financial Statements).

“Consolidated” means, with respect to any Person, the consolidation of accounts of such Person and any other Person in accordance with GAAP.

“Consolidated Net Income” means, for any Person for any period, the Consolidated net income (or loss) of such Person and its Subsidiaries for such period; provided, however, that (a) the net income of any other Person in which such Person or one of its Subsidiaries has a joint interest with a third party (which interest does not cause the net income of such other Person to be Consolidated into the net income of such Person) shall be included only to the extent of the amount of dividends or distributions paid to such Person or Subsidiary, (b) the net income of any Subsidiary of such Person that is subject to any restriction or limitation on the payment of dividends or the making of other distributions shall be excluded to the extent of such restriction or limitation and (c) extraordinary gains and losses and any one-time increase or decrease to net income that is required to be recorded because of the adoption of new accounting policies, practices or standards required by GAAP shall be excluded.

“Constituent Documents” means, with respect to any Person, (a) the articles of incorporation, certificate of incorporation, constitution or certificate of formation (or the equivalent organizational documents) of such Person, (b) the by-laws or operating agreement (or the equivalent governing documents) of such Person and (c) any document setting forth the manner of election or duties of the directors or managing members of such Person (if any) and the designation, amount or relative rights, limitations and preferences of any class or series of such Person’s Stock.

“Contaminant” means any material, substance or waste that is classified, regulated or otherwise characterized under any Environmental Law as hazardous, toxic, a contaminant or a pollutant or by other words of similar meaning or regulatory effect, including any petroleum or petroleum-derived substance or waste, asbestos and polychlorinated biphenyls.

“Contractual Obligation” of any Person means any obligation, agreement, undertaking or similar provision of any Security issued by such Person or of any agreement, undertaking, contract, lease, indenture, mortgage, deed of trust or other instrument (excluding a Financing Agreement) to which such Person is a party or by which it or any of its property is bound or to which any of its property is subject.

“Control Account” means a Securities Account or Commodity Account that is the subject of an effective Securities Account Control Agreement and that is maintained by any Loan Party with an Approved Securities Intermediary. “Control Account” includes all Financial Assets held in a Securities Account or a Commodity Account and all certificates and instruments, if any, representing or evidencing the Financial Assets contained therein.

“Credit Card Acknowledgments” shall mean, collectively, the agreements by Credit Card Issuers or Credit Card Processors who are parties to Credit Card Agreements in favor of the Administrative Agent in the form delivered under the Existing Credit Agreement.

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J. CREW GROUP, INC.

“Credit Card Agreements” shall mean all agreements now or hereafter entered into by any Borrower or any Guarantor for the benefit of any Borrower, in each case with any Credit Card Issuer or any Credit Card Processor, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, including, but not limited to, the agreements set forth on Schedule 4.20 (Credit Card Agreements) hereto.

“Credit Card Issuer” shall mean any Person (other than a Borrower or a Guarantor) who issues or whose members issue credit cards, including, without limitation, MasterCard or VISA bank credit or debit cards or other bank credit or debit cards issued through MasterCard International, Inc., Visa, U.S.A., Inc. or Visa International and American Express, Discover, Diners Club, Carte Blanche and other non-bank credit or debit cards, including, without limitation, credit or debit cards issued by or through American Express Travel Related Services Company, Inc., Novus Services, Inc. and the J. Crew Card.

“Credit Card Processor” shall mean any servicing or processing agent or any factor or financial intermediary who facilitates, services, processes or manages the credit authorization, billing transfer and/or payment procedures with respect to any Borrower’s or Guarantor’s sales transactions involving credit card or debit card purchases by customers using credit cards or debit cards issued by any Credit Card Issuer.

“Credit Card Receivables” shall mean, collectively, (a) all present and future rights of any Borrower or Guarantor to payment from any Credit Card Issuer, Credit Card Processor or other third party arising from sales of goods or rendition of services to customers who have purchased such goods or services using a credit or debit card and (b) all present and future rights of any Borrower or Guarantor to payment from any Credit Card Issuer, Credit Card Processor or other third party in connection with the sale or transfer of Accounts arising pursuant to the sale of goods or rendition of services to customers who have purchased such goods or services using a credit card or a debit card, including, but not limited to, all amounts at any time due or to become due from any Credit Card Issuer or Credit Card Processor under the Credit Card Agreements or otherwise, in each case above calculated net of prevailing interchange charges.

“Default” means any event that, with the passing of time or the giving of notice or both, would become an Event of Default.

“Deposit Account” has the meaning given to such term in Article 9 of the UCC.

“Deposit Account Bank” means a financial institution at which a Borrower or a Guarantor maintains a Deposit Account.

“Deposit Account Control Agreement” has the meaning specified in the Pledge and Security Agreement.

“Documentary Letter of Credit” means any Letter of Credit that is drawable upon presentation of documents evidencing the sale or shipment of goods purchased by a Borrower or a Guarantor in the ordinary course of its business.

“Dollar Equivalent” of any amount means, at the time of determination thereof, (a) if such amount is expressed in Dollars, such amount or (b) if such amount is denominated in any other currency, the equivalent of such amount in Dollars as determined by the Administrative Agent using any method of determination it reasonably deems appropriate.

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J. CREW GROUP, INC.

“Dollars” and the sign “$“ each mean the lawful money of the United States of America.

“Domestic Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Domestic Lending Office” opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the Assignment and Acceptance or, in connection with a Facility Increase, on the Lender Joinder Agreement by which it became a Lender or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

“Domestic Subsidiary” means any Subsidiary of Holdings organized under the laws of any state of the United States of America or the District of Columbia.

“EBITDA” means, with respect to any Person for any period, (a) Consolidated Net Income of such Person for such period plus (b) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income, but without duplication, (i) any Provision for Taxes, (ii) Interest Expense, (iii) loss from extraordinary items, (iv) depreciation, depletion and amortization expenses, (v) any aggregate net loss from the sale, exchange or other disposition of capital assets by such Person and (vi) all other non-cash charges and non-cash losses for such period, including the amount of any compensation deduction as the result of any grant of Stock or Stock Equivalents to employees, officers, directors or consultants minus (c) the sum of, in each case to the extent included in the calculation of such Consolidated Net Income but without duplication, (i) any credit for income tax, (ii) interest income, (iii) gains from extraordinary items, (iv) any aggregate net gain from the sale, exchange or other disposition of capital assets by such Person and (v) any other non-cash gains or other items which have been added in determining Consolidated Net Income, including any reversal of a change referred to in clause (b)(v) above by reason of a decrease in the value of any Stock or Stock Equivalent.

“Effective Date” means May 4, 2007.

“Eligible Assignee” means (a) a Lender or an Affiliate or Approved Fund of any Lender or (b) any other Person (other than a natural person) approved by (i) the Administrative Agent, (ii) in the case of any assignment of a Revolving Credit Commitment, each Issuer and (iii) unless an Event of Default shall have occurred and be continuing, the Borrower Agent (each such approval not to be unreasonably withheld or delayed); provided, however, that notwithstanding the foregoing, “Eligible Assignee” shall not include the Borrowers, the Guarantors or any Affiliate or Subsidiary of the Borrowers or the Guarantors.

“Eligible Credit Card Receivables” shall mean, as to each Borrower, Credit Card Receivables of such Borrower which satisfy the criteria set forth below:

(a) such Credit Card Receivables arise from the actual and bona fide sale and delivery of goods or rendition of services by such Borrower in the ordinary course of the business of such Borrower;

(b) such Credit Card Receivables are not past due (beyond any stated applicable grace period, if any, therefor) pursuant to the terms set forth in the Credit Card Agreements with the Credit Card Issuer or Credit Card Processor of the credit card or debit card used in the purchase which give rise to such Credit Card Receivables;

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(c) such Credit Card Receivables are not unpaid more than five (5) Business Days after the date of the sale of Inventory giving rise to such Credit Card Receivables:

(d) the Credit Card Issuer or Credit Card Processor obligated in respect of such Credit Card Receivable has not failed to remit any monthly payment in respect of such Credit Card Receivable;

(e) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Receivables has not asserted a counterclaim, defense or dispute against such Credit Card Receivables (other than customary setoffs to fees and chargebacks consistent with the practices of such Credit Card Issuer or Credit Card Processor with such Borrower from time to time), but the portion of the Credit Card Receivables owing by such Credit Card Issuer or Credit Card Processor in excess of the amount owing by such Borrower to such Credit Card Issuer or Credit Card Processor pursuant to such fees and chargebacks shall be deemed Eligible Credit Card Receivables;

(f) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Receivables has not setoff against amounts otherwise payable by such Credit Card Issuer or Credit Card Processor to such Borrower for the purpose of establishing a reserve or collateral for obligations of such Borrower to such Credit Card Issuer or Credit Card Processor (other than customary set-offs and chargebacks consistent with the practices of such Credit Card Issuer or Credit Card Processor from time to time);

(g) such Credit Card Receivables (x) are owned by a Borrower and such Borrower has a good title to such Credit Card Receivables, (y) are subject to the first priority, valid and perfected security interest and Lien of Administrative Agent, for and on behalf of itself and Lenders, as to such Credit Card Receivables of such Borrower and (z) are not subject to any other Lien except those permitted under clause (y) above and those permitted under this Agreement and the other Financing Agreements;

(h) the Credit Card Issuer or Credit Card Processor with respect to such Credit Card Receivables is not subject to any bankruptcy or insolvency proceedings;

(i) no event of default has occurred under the Credit Card Agreement of such Borrower with the Credit Card Issuer or Credit Card Processor who has issued the credit card or debit card or handles payments under the credit card or debit card used in the sale which gave rise to such Credit Card Receivables which event of default gives such Credit Card Issuer or Credit Card Processor the right to cease or suspend payments to such Borrower or any Guarantor; and

(j) the customer using the credit card or debit card giving rise to such Credit Card Receivable shall not have returned the merchandise purchased giving rise to such Credit Card Receivable.

Credit Card Receivables which would otherwise constitute Eligible Credit Card Receivables pursuant to this Section will not be deemed ineligible solely by virtue of the Credit Card Agreements with respect thereto having been entered into by any Guarantor, for the benefit of Borrowers. General criteria for Eligible Credit Card Receivables may only be changed and any new criteria for Eligible Credit Card Receivables may only be established by the Administrative Agent in good faith, upon notice to Borrower Agent, based on either: (i) an event, condition or

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other circumstance arising after the date hereof, or (ii) existing on the date hereof to the extent the Administrative Agent has no written notice thereof from a Borrower prior to the date hereof, in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the Credit Card Receivables in the good faith determination of the Administrative Agent. Any Credit Card Receivables which are not Eligible Credit Card Receivables shall nevertheless be part of the Collateral.

“Eligible Inventory” shall mean, as to each Borrower, Inventory consisting of finished goods held for resale in the ordinary course of the business of such Borrower but shall not include: (a) work-in-process; (b) raw materials; (c) spare parts for equipment; (d) packaging and shipping materials; (e) supplies used or consumed in such Borrower’s business; (f) Inventory (other than In-Transit Inventory as described in clause (n) below) at premises other than those owned or leased and controlled by any Borrower; provided, that, (i) as to retail store locations (including factory store locations) which are leased by a Borrower, Administrative Agent may, at its option, establish Reserves in respect of rental payments and other amounts in respect of such leased location, (ii) as to all other locations leased by any Borrower, if the Administrative Agent shall not have received a Collateral Access Agreement from the owner and lessor with respect to such location, duly authorized, executed and delivered by such owner and lessor (or the Administrative Agent shall determine to accept a Collateral Access Agreement that does not include all required provisions or provisions in the form otherwise required by Administrative Agent), the Administrative Agent may, at its option, upon notice to any Borrower or Borrower Agent, establish such Reserves in respect of amounts at any time due or to become due to the owner and lessor thereof as Administrative Agent shall determine and (iii) as to locations owned and operated by a Person other than a Borrower or Guarantor, if the Administrative Agent shall not have received a Collateral Access Agreement from the owner and operator with respect to such location, duly authorized, executed and delivered by such owner and operator (or the Administrative Agent shall determine to accept a Collateral Access Agreement that does not include all required provisions or provisions in the form otherwise required by the Administrative Agent), Administrative Agent may, at its option, establish such Reserves in respect of amounts at any time due or to become due to the owner and operator thereof as the Administrative Agent shall determine; (g) Inventory subject to a security interest or Lien in favor of any Person other than the Administrative Agent except those permitted in this Agreement that are subordinate to the security interest of the Administrative Agent pursuant to an intercreditor agreement in form and substance satisfactory to the Administrative Agent between the Administrative Agent and the holder of such other security interest or Lien; (h) bill and hold goods; (i) obsolete or slow moving Inventory; (j) Inventory which is not subject to the first priority, valid and perfected security interest of the Administrative Agent; (k) damaged and/or defective Inventory; (1) returned Inventory which is not held for sale in the ordinary course of business; (m) Inventory purchased or sold on consignment, (n) Inventory acquired in a Permitted Acquisition, unless the Administrative Agent shall have received or conducted (i) appraisals, from appraisers reasonably satisfactory to the Administrative Agent, of such Inventory to be acquired in such Acquisition and (ii) such other due diligence as the Administrative Agent may reasonably require, all of the results of the foregoing to be reasonably satisfactory to the Administrative Agent (so long as the Administrative Agent has received reasonable prior notice of such Permitted Acquisition and the Loan Parties reasonably cooperate (and cause the Person being acquired to reasonably cooperate) with the Administrative Agent, the Administrative Agent shall use reasonable best efforts to complete such due diligence and a related appraisal on or prior to the closing date of such Permitted Acquisition) and (o) In-Transit Inventory (other than In-Transit Inventory the purchase of which is financed with Letters of Credit hereunder which shall be deemed Eligible Inventory).

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Notwithstanding the foregoing, Eligible Inventory shall at any given time be deemed to include an amount equal to the aggregate undrawn amount of Documentary Letters of Credit at such time. General criteria for Eligible Inventory may only be changed and any new criteria for Eligible Inventory may only be established by Administrative Agent in good faith, upon notice to Borrower Agent, based on either (i) an event, condition or other circumstance arising after the date hereof, or (ii) existing on the date hereof to the extent the Administrative Agent has no written notice thereof from the Borrower Agent prior to the date hereof, in either case under clause (i) or (ii) which adversely affects or could reasonably be expected to adversely affect the Inventory in the good faith determination of Administrative Agent. Any Inventory which is not Eligible Inventory shall nevertheless be part of the Collateral.

“Eligible Real Property” shall mean, as to any Borrower, Real Property owned by such Borrower in fee simple but shall not include: (i) Real Property which is not operated by a Borrower except as the Administrative Agent may otherwise agree; (ii) Real Property subject to a security interest, Lien, mortgage or other encumbrance in favor of any person other than the Administrative Agent (and other than those permitted under Section 8.2 (Liens, Etc.) hereof or are subject to an intercreditor agreement in form and substance satisfactory to the Administrative Agent between the holder of such Lien and Administrative Agent); (iii) Real Property that is not located in the continental United States of America; (iv) Real Property that is not subject to the valid and enforceable, first priority, perfected security interest, Lien and Mortgage of the Administrative Agent; (v) Real Property where the Administrative Agent reasonably determines that issues relating to compliance with Environmental Laws adversely affect such Real Property in such manner that such Real Property would not be acceptable for purposes of including it in the calculation of the Borrowing Base based on the customary practices, procedures and policies of Administrative Agent and its Affiliates; (vi) Real Property improved with residential housing; (vii) if reasonably requested by Administrative Agent, Real Property for which Administrative Agent shall not have received a then current environmental audit conducted by an independent environmental engineering firm reasonably acceptable to the Administrative Agent (based on the Administrative Agent’s list of approved firms) and in form, scope, substance and methodology reasonably satisfactory to the Administrative Agent, the results of which are satisfactory to the Administrative Agent; (viii) if requested by the Administrative Agent, Real Property for which the Administrative Agent shall not have received, in form and substance reasonably satisfactory to the Administrative Agent, a valid and effective title insurance policy (whether in the form of a pro form policy or a marked up title policy commitment) issued by a company reasonably acceptable to the Administrative Agent: (A) insuring the priority, amount and sufficiency of the Mortgage with respect to such Real Property, (B) insuring against matters that would be disclosed by surveys and (C) containing any legally available endorsements, assurances or affirmative coverage reasonably requested by the Administrative Agent for protection of its interests and which the Borrowers can obtain on commercially reasonable terms or (ix) any Real Property acquired by any Loan Party after the Effective Date which the Administrative Agent shall not have received an appraisal with respect to such parcel in form and substance satisfactory to the Administrative Agent and performed by an appraiser that is satisfactory to the Administrative Agent. Any Real Property subject to a Mortgage that is not Eligible Real Property shall nevertheless be part of the Collateral.

“Entitlement Holder” has the meaning given to such term in the UCC.

“Entitlement Order” has the meaning given to such term in the UCC.

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“Environmental Laws” means all applicable Requirements of Law now or hereafter in effect and as amended or supplemented from time to time, relating to pollution or the regulation and protection of human or animal health, safety, the environment or natural resources, including the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended (42 U.S.C. § 9601 et seq.); the Hazardous Material Transportation Act, as amended (49 U.S.C. § 5101 et seq.); the Federal Insecticide, Fungicide, and Rodenticide Act, as amended (7 U.S.C. § 136 et seq.); the Resource Conservation and Recovery Act, as amended (42 U.S.C. § 6901 et seq.); the Toxic Substance Control Act, as amended (15 U.S.C. § 2601 et seq.); the Clean Air Act, as amended (42 U.S.C. § 7401 et seq.); the Federal Water Pollution Control Act, as amended (33 U.S.C. § 1251 et seq.); the Occupational Safety and Health Act, as amended (29 U.S.C. § 651 et seq.); the Safe Drinking Water Act, as amended (42 U.S.C. § 300f et seq.); and each of their state and local counterparts or equivalents and any transfer of ownership notification or approval statute, including the Industrial Site Recovery Act (N.J. Stat. Ann. § 13:1K-6 et seq.).

“Environmental Liabilities and Costs” means, with respect to any Loan Party, all liabilities, obligations, responsibilities, Remedial Actions, losses, damages, punitive damages, consequential damages, treble damages, costs and expenses (including all fees, disbursements and expenses of counsel, experts and consultants and costs of investigation and feasibility studies), fines, penalties, sanctions and interest incurred as a result of any claim or demand by any other Person, whether based in contract, tort, implied or express warranty, strict liability, criminal or civil statute and whether arising under any Environmental Law, Permit, order or agreement with any Governmental Authority or other Person, in each case relating to any environmental, health or safety condition or to any Release or threatened Release and resulting from the past, present or future operations of, or ownership of property by, such Loan Party.

“Environmental Lien” means any Lien in favor of any Governmental Authority for Environmental Liabilities and Costs.

“Equipment” has the meaning given to such term in Article 9 of the UCC.

“ERISA” means the United States Employee Retirement Income Security Act of 1974, as amended.

“ERISA Affiliate” means, collectively, any Loan Party, and any Person under common control or treated as a single employer with any Loan Party, within the meaning of Section 414(b), (c), (m) or (o) of the Code.

“ERISA Event” means (a) a reportable event described in Section 4043(b) (or, unless the 30-day notice requirement has been duly waived under the applicable regulations. Section 4043(c) of ERISA) with respect to a Title IV Plan, (b) the withdrawal of any ERISA Affiliate from a Title IV Plan subject to Section 4063 of ERISA during a plan year in which it was a substantial employer, as defined in Section 4001(a)(2) of ERISA, (c) the complete or partial withdrawal of any ERISA Affiliate from any Multiemployer Plan, (d) with respect to any Multiemployer Plan, the filing of notice of reorganization, insolvency or termination (or treatment of a plan amendment as termination) under Section 4041A of ERISA, (e) the filing of a notice of intent to terminate a Title IV Plan (or the treatment of a plan amendment as termination) under Section 4041 of ERISA, (f) the institution of proceedings to terminate a Title IV Plan or Multiemployer Plan by the PBGC, (g) the failure to make any required contribution to a Title IV Plan or Multiemployer Plan, (h) the imposition of a Lien under Section 412 of the Code or

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Section 302 or 4068 of ERISA on any property (or rights to property, whether real or personal) of any ERISA Affiliate, (i) the loss of the tax-qualified status of a Benefit Plan or any related trust under Section 401 or 501 of the Code or (j) any other event or condition that might reasonably be expected to constitute grounds under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Title IV Plan or Multiemployer Plan or the imposition of any liability upon any ERISA Affiliate under Title IV of ERISA other than for PBGC premiums due but not delinquent.

“Eurocurrency Liabilities” has the meaning assigned to that term in Regulation D of the Federal Reserve Board.

“Eurodollar Base Rate” means, with respect to any Interest Period for any Eurodollar Rate Loan, the rate of interest determined by the Administrative Agent to be the rate per annum at which deposits in Dollars are offered by the principal office of Citibank in London to major banks in the London interbank market at 11:00 a.m. (London time) two Business Days before the first day of such Interest Period in an amount substantially equal to the Eurodollar Rate Loan of Citibank for a period equal to such Interest Period.

“Eurodollar Lending Office” means, with respect to any Lender, the office of such Lender specified as its “Eurodollar Lending Office” opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the Assignment and Acceptance or, in connection with a Facility Increase, on the Lender Joinder Agreement by which it became a Lender (or, if no such office is specified, its Domestic Lending Office) or such other office of such Lender as such Lender may from time to time specify to the Borrowers and the Administrative Agent.

“Eurodollar Rate” means, with respect to any Interest Period for any Eurodollar Rate Loan, an interest rate per annum equal to the rate per annum obtained by dividing (a) the Eurodollar Base Rate by (b)(i) a percentage equal to 100% minus (ii) the reserve percentage applicable two Business Days before the first day of such Interest Period under regulations issued from time to time by the Federal Reserve Board for determining the maximum reserve requirement (including any emergency, supplemental or other marginal reserve requirement) for a member bank of the Federal Reserve System in New York City with respect to liabilities or assets consisting of or including Eurocurrency Liabilities (or with respect to any other category of liabilities that includes deposits by reference to which the Eurodollar Rate is determined) having a term equal to such Interest Period.

“Eurodollar Rate Loan” means any Loan that, for an Interest Period, bears interest based on the Eurodollar Rate.

“Event of Default” has the meaning specified in Section 9.1 (Events of Default).

“Excess Availability” means, at any time, (a) the Maximum Credit at such time minus (b) the aggregate Revolving Credit Outstandings at such time.

“Excluded Foreign Subsidiary” means any Subsidiary that is not a Domestic Subsidiary in respect of which either (a) the pledge of all of the Stock of such Subsidiary as Collateral to secure payment of the Obligations of the Loan Parties, (b) the grant of a Lien on any of its property as Collateral to secure payment of the Obligations of the Loan Parties or (c) the guaranteeing by such Subsidiary of the Obligations of the Loan Parties, would, in the good faith

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judgment of the Borrowers based on an analysis reasonably satisfactory to the Administrative Agent, result in materially adverse tax consequences to Holdings and its Subsidiaries, taken as a whole; provided, however, that no such Subsidiary shall be an Excluded Foreign Subsidiary if, with substantially similar tax consequences, such Subsidiary has entered into Guaranty Obligations in respect of, such Subsidiary has granted a security interest in any of its property to secure, or more than 66% of the voting power of the Stock of such Subsidiary has been pledged to secure, directly or indirectly, any obligations under the Term Loan Facility or any Indebtedness (other than the Obligations) of any Loan Party.

“Existing Credit Agreement” has the meaning assigned to such term in the preamble to this Agreement.

“Existing Loan Documents” means the “Financing Agreements” under and as defined in the Existing Credit Agreement.

“Existing Revolving Loans” means the “Revolving Loans” under and as defined in the Existing Credit Agreement.

“Facility” means the Revolving Credit Commitments and the provisions herein related to the Loans, Swing Loans and Letters of Credit.

“Facility Increase” has the meaning specified in Section 2.18(a) (Facility Increase).

“Facility Increase Effective Date” has the meaning specified in Section 2.18(b) (Facility Increase).

“Fair Market Value” means (a) with respect to any asset or group of assets (other than a marketable Security) at any date, the value of the consideration obtainable in a sale of such asset at such date assuming a sale by a willing seller to a willing purchaser dealing at arm’s length and arranged in an orderly manner over a reasonable period of time having regard to the nature and characteristics of such asset, as reasonably determined by the Board of Directors of the Borrower Agent (or if less than $5,000,000, by the chief financial officer) or, if such asset shall have been the subject of a relatively contemporaneous appraisal by an independent third party appraiser, the basic assumptions underlying which have not materially changed since its date, the value set forth in such appraisal and (b) with respect to any marketable Security at any date, the closing sale price of such Security on the Business Day next preceding such date, as appearing in any published list of any national securities exchange or the NASDAQ Stock Market or, if there is no such closing sale price of such Security, the final price for the purchase of such Security at face value quoted on such Business Day by a financial institution of nationally recognized standing regularly dealing in Securities of such type.

“Federal Funds Rate” means, for any period, a fluctuating interest rate per annum equal for each day during such period to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York, or, if such rate is not so published for any day that is a Business Day, the average of the quotations for such day on such transactions received by the Administrative Agent from three Federal funds brokers of recognized standing selected by it.

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“Federal Reserve Board” means the Board of Governors of the United States Federal Reserve System, or any successor thereto.

“Fee Letter” shall mean the letter dated as of May 4, 2007, addressed to Holdings from Citigroup Global Markets, Inc. and accepted by the Borrowers on May 4, 2007, with respect to certain fees to be paid from time to time to Citigroup Global Markets, Inc. and the Syndication Agents and the Lenders.

“Financial Asset” has the meaning given to such term in Article 8 of the UCC.

“Financial Statements” means the financial statements of Holdings and its Subsidiaries delivered in accordance with Section 6.1 (Financial Statements).

“Financing Agreements” means, collectively, this Agreement, the Revolving Credit Notes (if any), the Guaranty, the Fee Letter, each Letter of Credit Reimbursement Agreement, the Collateral Documents, the Intercreditor Agreement and each certificate, agreement or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.

“Fiscal Quarter” means a fiscal quarter of any Fiscal Year.

“Fiscal Year” means the fiscal year of Holdings and its Subsidiaries ending on the Saturday closest to January 31 in the following calendar year.

“Fixed Charge Coverage Ratio” means, with respect to any Person for any period, the ratio of (a) EBITDA of such Person for such period to (b) the Fixed Charges of such Person for such period.

“Fixed Charges” means, with respect to any Person for any period, the sum, determined on a Consolidated basis, of (a) the Cash Interest Expense of such Person and its Subsidiaries for such period, (b) scheduled payments of principal on Indebtedness of such Person and its Subsidiaries having a scheduled due date during such period, (c) all cash dividends paid by such Person and its Subsidiaries on Stock in respect of such period to Persons other than such Person and its Subsidiaries, (d) all Capital Expenditures (excluding Capital Expenditures financed with the proceeds of Indebtedness permitted under Section 8.1 (i) and insurance proceeds obtained in connection with property, plant and equipment) and (e) the cash portion of any Provision for Taxes paid in such period (net of any tax refunds paid to any Loan Party) and unpaid amounts of any Provision for Taxes the last date for payment of which before becoming past due occurs during such period.

“Fund” means any Person (other than a natural Person) that is or will be engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its business.

“GAAP” means generally accepted accounting principles in the United States of America as in effect from time to time set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and the statements and pronouncements of the Financial Accounting Standards Board, or in such other statements by such other entity as may be in general use by significant segments of the accounting profession, that are applicable to the circumstances as of the date of determination.

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“General Intangible” has the meaning given to such term in Article 9 of the UCC.

“Governmental Authority” means any nation, sovereign or government, any state or other political subdivision thereof and any entity or authority exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government, including any central bank or stock exchange and any supranational bodies such as the European Union or the European Central Bank.

“Guarantors” means Holdings and each Subsidiary Guarantor.

“Guaranty” means the guaranty, in substantially the form of Exhibit H (Form of Guaranty), executed by the Guarantors.

“Guaranty Obligation” means, as applied to any Person, any direct or indirect liability, contingent or otherwise, of such Person with respect to any Indebtedness of another Person, if the purpose or intent of such Person in incurring the Guaranty Obligation is to provide assurance to the obligee of such Indebtedness that such Indebtedness will be paid or discharged, that any agreement relating thereto will be complied with, or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof, including (a) the direct or indirect guaranty, endorsement (other than for collection or deposit in the ordinary course of business), co-making, discounting with recourse or sale with recourse by such Person of Indebtedness of another Person and (b) any liability of such Person for such Indebtedness of another Person through any agreement (contingent or otherwise) (i) to purchase, repurchase or otherwise acquire such Indebtedness or any security therefor or to provide funds for the payment or discharge of such Indebtedness (whether in the form of a loan, advance, stock purchase, capital contribution or otherwise), (ii) to maintain the solvency or any balance sheet item, level of income or financial condition of another Person, (iii) to make take-or-pay or similar payments, if required, regardless of non-performance by any other party or parties to an agreement, (iv) to purchase, sell or lease (as lessor or lessee) property, or to purchase or sell services, primarily for the purpose of enabling the debtor to make payment of such Indebtedness or to assure the holder of such Indebtedness against loss or (v) to supply funds to, or in any other manner invest in, such other Person (including to pay for property or services irrespective of whether such property is received or such services are rendered), if in the case of any agreement described under clause (b)(i), (ii), (iii), (iv) or (v) above the primary purpose or intent thereof is to provide assurance that Indebtedness of another Person will be paid or discharged, that any agreement relating thereto will be complied with or that any holder of such Indebtedness will be protected (in whole or in part) against loss in respect thereof. The amount of any Guaranty Obligation shall be equal to the amount of the Indebtedness so guaranteed or otherwise supported.

“Hedging Contracts” means all Interest Rate Contracts, foreign exchange contracts, currency swap or option agreements, forward contracts, commodity swap, purchase or option agreements, other commodity price hedging arrangements and all other similar agreements or arrangements designed to alter the risks of any Person arising from fluctuations in interest rates, currency values or commodity prices.

“Holdings” has the meaning specified in the preamble to this Agreement.

“Inactive Subsidiary” means any Subsidiary, direct or indirect, that (a) has total assets not in excess of $50,000; (b) conducts no business; and (c) has no Indebtedness; provided,

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that, if more than one Subsidiary is deemed an Inactive Subsidiary pursuant to this definition, all Inactive Subsidiaries shall be considered to be a single Consolidated Subsidiary for purposes of determining whether the conditions specified above are satisfied.

“Indebtedness” means, with respect to any Person, any liability, whether or not contingent, (a) in respect of borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof) or evidenced by bonds, notes, debentures or similar instruments; (b) representing the balance deferred and unpaid of the purchase price of any property or services (except any such balance that constitutes an account payable to a trade creditor (whether or not an Affiliate) created, incurred, assumed or guaranteed by such Person in the ordinary course of business of such Person in connection with obtaining goods, materials or services that is not overdue by more than ninety (90) days, unless the trade payable is being contested in good faith); (c) all Capital Lease Obligations; (d) any contractual obligation, contingent or otherwise, of such Person to pay or be liable for the payment of any indebtedness described in this definition of another Person, including, without limitation, any such indebtedness, directly or indirectly guaranteed, or any agreement to purchase, repurchase, or otherwise acquire such indebtedness, obligation or liability or any security therefor, or to provide funds for the payment or discharge thereof, or to maintain solvency, assets, level of income, or other financial condition; (e) all reimbursement obligations of such Person with respect to letters of credit, banker’s acceptances, drafts or similar documents or instruments issued for such Person’s account; (f) all indebtedness of such Person in respect of indebtedness of another Person for borrowed money or indebtedness of another Person otherwise described in this definition which is secured by any consensual Lien, on any asset of such Person, whether or not such obligations, liabilities or indebtedness are assumed by or are a personal liability of such Person, all as of such time; provided, that, to the extent that such Indebtedness is non-recourse to such Person, the amount of such Indebtedness shall not be deemed to exceed the lesser of the amount of such Indebtedness and the value of the assets securing such Indebtedness; and (g) all obligations of such Person in respect of any Hedging Contracts; provided that, (x) in no event shall obligations with respect to any Hedging Contract be deemed “Indebtedness” for any purpose except as provided in the following clause (y), and (y) all Indebtedness referred to in the preceding clause (x) of any Person shall be zero unless and until there is an early termination event (or equivalent) under such Hedging Contract, in which case, for purposes of Section 9.1(e), the amount of such Indebtedness shall be the termination payment due thereunder by such Person.

“Indemnified Matter” has the meaning specified in Section 11.4 (Indemnities).

“Indemnitee” has the meaning specified in Section 11.4 (Indemnities).

“Initial Inventory Appraisals” means that certain report prepared by Great American Group for Citigroup Global Markets, Inc. and titled “Inventory Valuation and Appraisal-April 2007 (Inventory as of February 3, 2007)”.

“Intercreditor Agreement” means that certain Intercreditor Agreement, dated as of May 15, 2006, by and among Holdings, the Borrowers, Goldman Sachs Credit Partners L.P., administrative agent and collateral agent for the holders of the Term Loan Facility, the lenders party thereto, and the Existing Administrative Agent, in the form attached hereto as Exhibit N.

“Interest Expense” means, for any Person for any period, (a) Consolidated total interest expense of such Person and its Subsidiaries for such period and including, in any event, interest capitalized during such period and net costs under Interest Rate Contracts for such period

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minus (b) Consolidated net gains of such Person and its Subsidiaries under Interest Rate Contracts for such period and minus (c) any Consolidated interest income of such Person and its Subsidiaries for such period.

“Interest Period” means, in the case of any Eurodollar Rate Loan, (a) initially, the period commencing on the date such Eurodollar Rate Loan is made or on the date of conversion of a Base Rate Loan to such Eurodollar Rate Loan and ending one, two, three or six months thereafter (or if deposits of such duration are available to all Revolving Credit Lenders, nine or twelve months thereafter), as selected by the Borrower Agent in its Notice of Borrowing or Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.2 (Borrowing Procedures) or 2.11 (Conversion/Continuation Option) and (b) thereafter, if such Loan is continued, in whole or in part, as a Eurodollar Rate Loan pursuant to Section 2.11 (Conversion/Continuation Option), a period commencing on the last day of the immediately preceding Interest Period therefor and ending one, two, three or six months thereafter (or if deposits of such duration are available to all Revolving Credit Lenders, nine or twelve months thereafter), as selected by the Borrower Agent in its Notice of Conversion or Continuation given to the Administrative Agent pursuant to Section 2.11 (Conversion/Continuation Option); provided, however, that all of the foregoing provisions relating to Interest Periods in respect of Eurodollar Rate Loans are subject to the following:

(i) if any Interest Period would otherwise end on a day that is not a Business Day, such Interest Period shall be extended to the next succeeding Business Day, unless the result of such extension would be to extend such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Business Day;

(ii) any Interest Period that begins on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Business Day of a calendar month;

(iii) the Borrower Agent may not select any Interest Period that ends after the Scheduled Termination Date or any date on which the Borrower Agent indicated that it intends to terminate the Revolving Credit Commitments in accordance with Section 2.5 (Reduction and Termination of the Revolving Credit Commitments);

(iv) the Borrower Agent may not select any Interest Period in respect of Loans having an aggregate principal amount of less than $1,000,000; and

(v) there shall be outstanding at any one time no more than eight (8) Interest Periods in the aggregate.

“Interest Rate Contracts” means all interest rate swap agreements, interest rate cap agreements, interest rate collar agreements and interest rate insurance.

“Inventory” has the meaning given to such term in Article 9 of the UCC.

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“In-Transit Inventory” means Inventory located outside of the United States or is in transit within or outside of the United States to any Borrower from vendors and suppliers that has not yet been received into a distribution center or store of such Borrower.

“Investment” means, with respect to any Person, (a) any purchase or other acquisition by such Person of (i) any Security issued by, or (ii) a beneficial interest in any Security issued by, any other Person, (b) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable and similar items made or incurred in the ordinary course of business as presently conducted) or capital contribution by such Person to any other Person, including all Indebtedness of any other Person to such Person arising from a sale of property by such Person other than in the ordinary course of its business and (c) any Guaranty Obligation incurred by such Person in respect of Indebtedness of any other Person.

“IRS” means the Internal Revenue Service of the United States or any successor thereto.

“Issue” means, with respect to any Letter of Credit, to issue, extend the expiry of, renew or increase the maximum face amount (including by deleting or reducing any scheduled decrease in such maximum face amount) of, such Letter of Credit. The terms “Issued” and “Issuance” shall have a corresponding meaning.

“Issuer” means each Lender or Affiliate of a Lender that (a) is listed on the signature pages hereof as an “Issuer” or (b) hereafter becomes an Issuer with the approval of the Administrative Agent and the Borrower Agent by agreeing pursuant to an agreement with and in form and substance satisfactory to the Administrative Agent and the Borrower Agent to be bound by the terms hereof applicable to Issuers.

“J. Crew Card” shall mean the private label credit card issued by World Financial Network National Bank pursuant to the Credit Card Agreement of Operating with such bank (or any subsequent Credit Card Issuer with respect to such private label credit card) to customers or prospective customers of Borrowers.

“Leases” means, with respect to any Person, all of those leasehold estates in Real Property of such Person, as lessee, as such may be amended, supplemented or otherwise modified from time to time.

“Lender” means the Swing Loan Lender, Revolving Credit Lender and each other financial institution or other entity that (a) is listed on the signature pages hereof as a “Lender” or (b) from time to time becomes a party hereto by execution of an Assignment and Acceptance or, in connection with a Facility Increase, a Lender Joinder Agreement.

“Lender Joinder Agreement” means a joinder agreement substantially in the form attached hereto as Exhibit M (Form of Lender Joinder Agreement) or such other form as may be reasonably acceptable to the Administrative Agent.

“Letter of Credit” means any letter of credit Issued (or deemed Issued) pursuant to Section 2.4 (Letters of Credit).

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“Letter of Credit Obligations” means, at any time, the Dollar Equivalent of the aggregate of all liabilities at such time of any Loan Party to all Issuers with respect to Letters of Credit, whether or not any such liability is contingent, including, without duplication, the sum of (a) the Reimbursement Obligations at such time and (b) the Letter of Credit Undrawn Amounts at such time.

“Letter of Credit Reimbursement Agreement” has the meaning specified in Section 2.4(a)(v) (Letters of Credit).

“Letter of Credit Request” has the meaning specified in Section 2.4(c) (Letters of Credit).

“Letter of Credit Undrawn Amounts” means, at any time, the aggregate undrawn face amount of all Letters of Credit outstanding at such time.

“Lien” means any mortgage, deed of trust, pledge, hypothecation, collateral assignment, charge, deposit arrangement, encumbrance, lien (statutory or other), security interest or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever giving rise to an interest in property and intended to assure payment of any Indebtedness or the performance of any other obligation, including any conditional sale or other title retention agreement or the interest of a lessor under a Capital Lease.

“Loan” means any loan made by any Lender pursuant to this Agreement, including, without limitation, Swing Loans.

“Loan Party” means each of Holdings, the Borrowers, each Subsidiary Guarantor and each other Subsidiary of the Borrowers that executes and delivers a Financing Agreement.

“Material Adverse Effect” shall mean a material adverse effect on (a) the financial condition, business, performance or operations of Holdings and its Subsidiaries, taken as a whole, (b) the perfection or priority of the security interests and Liens of Administrative Agent upon the Collateral; (c) the Collateral or its value, (d) the ability of Borrowers to repay the Obligations or of Borrowers or Guarantors to perform their obligations under this Agreement or any of the other Financing Agreements as and when to be performed; or (e) the ability of the Administrative Agent or any Lender to enforce the Obligations or realize upon the Collateral or otherwise with respect to the material rights and remedies of the Administrative Agent and Lenders under this Agreement or any of the other Financing Agreements (taken as a whole).

“Material Domestic Subsidiary” means a Domestic Subsidiary that is not a Non- Material Domestic Subsidiary.

“Maximum Credit” means, at any time, the lesser of (i) the Revolving Credit Commitments in effect at such time and (ii) the Borrowing Base at such time minus the aggregate amount of any Reserve in effect at such time.

“Moody’s” means Moody’s Investors Services, Inc.

“Mortgage Supporting Documents” means, with respect to a Mortgage for a parcel of Real Property, title policies or marked-up unconditional insurance binders (in each case, together with copies of all documents referred to therein), ALTA (or TLTA, if applicable) as-built

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surveys (in form and as to date that is sufficiently acceptable to the title insurer issuing title insurance to the Administrative Agent for such title insurer to deliver endorsements to such title insurance as reasonably requested by the Administrative Agent), copies of all existing environmental assessments and reports, an opinion of counsel regarding the validity and enforceability of each mortgage in each jurisdiction where a Mortgage is granted, in form and substance reasonably satisfactory to the Administrative Agent and evidence of payment of fees, insurance premiums and taxes due, as set forth on an invoice of each applicable title insurer to create, register and perfect a valid Lien on such parcel of Real Property in favor of the Administrative Agent for the benefit of the Secured Parties, subject only to Liens permitted under Section 8.2 or other Liens as the Administrative Agent may approve.

“Mortgages” means the mortgages, deeds of trust or other real estate security documents made or required herein to be made by the Borrowers or any other Loan Party, each in form consistent with those delivered under the Existing Credit Agreement prior to the Effective Date.

“Multiemployer Plan” means a multiemployer plan, as defined in Section 4001(a)(3) of ERISA, to which the Borrowers, any of their Subsidiaries or any ERISA Affiliate has any obligation or liability, contingent or otherwise.

“Net Cash Proceeds” means, (a) with respect to any Asset Sale, an amount equal to (i) cash or Cash Equivalents (including any cash or Cash Equivalents received by way of deferred payment pursuant to, or by monetization of, a note receivable or otherwise, but only as and when so received) received by any Loan Party from such Asset Sale, minus (ii) any bona fide direct costs incurred in connection with such Asset Sale, including (x) income or gains taxes payable by the seller as a result of any gain recognized in connection with such Asset Sale, (y) payment of the outstanding principal amount of, premium or penalty, if any, and interest on any Indebtedness (other than the Obligations) that is secured by a Lien on the stock or assets in question and that is required to be repaid under the terms thereof as a result of such Asset Sale and (z) a reasonable reserve for any indemnification payments (fixed or contingent) attributable to seller’s indemnities and representations and warranties to purchaser in respect of such Asset Sale undertaken by any Loan Party in connection with such Asset Sale and (b) with respect to any Property Loss Event, an amount equal to (i) cash or Cash Equivalents received by any Loan Party (x) under any casualty insurance policy in respect of a covered loss thereunder or (y) as a result of the taking of any assets of any Loan Party by any Person pursuant to the power of eminent domain, condemnation or otherwise, or pursuant to a sale of any such assets to a purchaser with such power under threat of such a taking, minus (ii)(x) any actual and reasonable costs incurred by any Loan Party in connection with the adjustment or settlement of any claims in respect thereof (including any legal, accounting and advisory fees, and brokerage and sales commissions), and (y) any bona fide direct costs (including any legal, accounting and advisory fees, and brokerage and sales commissions) incurred in connection with any sale of such assets as referred to in the immediately preceding subclause (y) of this clause (b), including income taxes payable as a result of any gain recognized in connection therewith.

“Net Recovery Percentage” means the fraction, expressed as a percentage, (a) the numerator of which is the amount equal to the recovery on the aggregate amount of the Inventory at such time on a “going out of business sale” basis as set forth in the most recent appraisal of Inventory received by the Administrative Agent in accordance with Section 6.11, net of operating expenses, liquidation expenses and commissions, and (b) the denominator of which is the applicable original cost of the aggregate amount of the Inventory subject to appraisal. The Net

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Recovery Percentage for any category of Inventory used in determining the Borrowing Base shall be based on the applicable percentage in the most recent appraisal conducted as set forth in Section 6.11(b).

“Non-Cash Interest Expense” means, with respect to any Person for any period, the sum of the following amounts to the extent included in the definition of Interest Expense (a) the amount of debt discount and debt issuance costs amortized, (b) charges relating to write-ups or write-downs in the book or carrying value of existing Indebtedness, (c) interest payable in evidences of Indebtedness or by addition to the principal of the related Indebtedness and (d) other non-cash interest.

“Non-Consenting Lender” has the meaning specified in Section 11.1(c)(Amendments, Waivers, Etc.).

“Non-Funding Lender” has the meaning specified in Section 2.2(d) (Borrowing Procedures).

“Non-Material Domestic Subsidiary” means any Domestic Subsidiary the assets of which do not have a Fair Market Value in excess of $5,000,000; provided, however, the aggregate Fair Market Value of all assets held by all Non-Material Domestic Subsidiaries shall not exceed $25,000,000.

“Non-U.S. Lender” means each Lender (or the Administrative Agent) and each Issuer that is a foreign person as defined in Treasury Regulations Section 1.1441-1(c)(2).

“Notice of Borrowing” has the meaning specified in Section 2.2(a) (Borrowing Procedures).

“Notice of Conversion or Continuation” has the meaning specified in Section 2.11 (Conversion/Continuation Option).

“Obligations” means the Loans, the Letter of Credit Obligations and all other amounts, obligations, covenants and duties owing by the Borrowers to the Administrative Agent, any Lender, any Issuer, any Affiliate of any of them or any Indemnitee, of every type and description (whether by reason of an extension of credit, opening or amendment of a letter of credit or payment of any draft drawn or other payment thereunder, loan, guaranty, indemnification, foreign exchange or currency swap transaction, interest rate hedging transaction or otherwise), present or future, arising under this Agreement, any other Financing Agreement, Cash Management Documents and Hedging Contracts entered into with a Lender or an Affiliate of a Lender at a time when such Person (or its Affiliate) was a Lender, whether direct or indirect (including those acquired by assignment), absolute or contingent, due or to become due, now existing or hereafter arising and however acquired and whether or not evidenced by any note, guaranty or other instrument or for the payment of money, including all letter of credit, cash management and, whether or not allowed to accrue in any insolvency proceeding, other fees, interest, charges, expenses, attorneys’ fees and disbursements, Cash Management Obligations and other sums chargeable to the Borrowers under this Agreement, any other Financing Agreement, any Cash Management Documents and any Hedging Contracts entered into with a Lender or an Affiliate of a Lender at a time when such Person (or its Affiliate) was a Lender, and all obligations of the Borrowers under any Financing Agreement to provide cash collateral for any Letter of Credit Obligation.

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“Other Taxes” has the meaning specified in Section 2.16(b) (Taxes).

“Participant” has the meaning specified in Section 11.2(g).

“Patriot Act” means the USA Patriot Act of 2001 (31 U.S.C. 5318 et seq.), as currently amended.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor thereto.

“Permit” means any permit, approval, authorization, license, variance or permission required from a Governmental Authority under an applicable Requirement of Law.

“Permitted Acquisition” means any Acquisition by Holdings or any of its Wholly-Owned Subsidiaries; provided, that:

(i) immediately prior to, and immediately after giving effect thereto, no Default or Event of Default shall have occurred and be continuing or would result therefrom;

(ii) all transactions in connection therewith shall be consummated, in all material respects, in accordance with all applicable laws and in conformity with all applicable governmental authorizations;

(iii) in the case of the Acquisition of Stock of a Person, all of the Stock (except for any such Securities in the nature of directors’ qualifying shares required pursuant to applicable law) acquired or otherwise issued by such Person or any newly formed Subsidiary of Holdings in connection with such Acquisition shall be owned 100% by Holdings or a Subsidiary thereof, and Holdings shall have taken, or caused to be taken, as of the date such Person becomes a Subsidiary of Holdings, each of the actions set forth in Sections 7.11 and/or 7.14, as and when applicable;

(iv) If Holdings was required to comply with the financial covenant contained in Article V as of the last day of the Fiscal Quarter then most recently ended, Holdings and its Subsidiaries would have been in compliance with such financial covenant on a Pro Forma Basis after giving effect to such Acquisition as of the last day of the Fiscal Quarter then most recently ended;

(v) Borrower Agent shall have delivered to the Administrative Agent (A) at least 5 Business Days prior to the date of consummation of such proposed Acquisition, a Compliance Certificate evidencing compliance with Section 5.1 if required under clause (iv) above, and (B) general information with respect to such Acquisition as the Administrative Agent may reasonably request, including, without limitation, the aggregate consideration for such Acquisition; and

(vi) Excess Availability, determined on a Pro Forma Basis after giving effect to such Acquisition, shall not be less than $20,000,000.

“Permitted Holders” means, collectively, (a) TPG Partners II, L.P. and its Affiliates, (b) Millard S. Drexel and his immediate family members, (c) Emily Woods and her immediate family members and (d) trusts for the benefit of any of the forgoing Persons, or any of their heirs, executors, successors or legal representatives.

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“Permitted Refinancing” means renewals, extensions, refinancings and refundings of Indebtedness permitted by Section 8.1(h), (i) or (j) that (a) are in an aggregate principal amount not greater than the principal amount of, and is on terms no less favorable to the Borrowers or any Subsidiary of the Borrowers obligated thereunder and (b) either have a weighted average maturity and final maturity (measured as of the date of such renewal, refinancing, extension or refunding) not shorter than that of such Indebtedness or the maturity thereof is after the Scheduled Termination Date.

“Permitted Seller Note” means a promissory note which is payable no earlier than the Scheduled Termination Date, containing subordination and other related provisions reasonably acceptable to the Administrative Agent, representing Indebtedness of Holdings or any of its Subsidiaries incurred in connection with any Permitted Acquisition and payable to the seller in connection therewith.

“Person” means an individual, partnership, corporation (including a business trust), joint stock company, estate, trust, limited liability company, unincorporated association, joint venture or other entity or a Governmental Authority.

“Pledge and Security Agreement” means the Amended and Restated Pledge and a Security Agreement, in substantially the form of Exhibit I (Form of Pledge and Security Agreement), executed by Holdings, each Borrower and each Subsidiary Guarantor.

“Pledged Debt Instruments” has the meaning ascribed to such term in the Pledge and Security Agreement.

“Pledged Stock” has the meaning ascribed to such term in the Pledge and Security Agreement.

“Pro Forma Basis” means, with respect to any determination for any period, that such determination shall be made giving pro forma effect to each Acquisition consummated during such period, together with all transactions relating thereto consummated during such period (including any incurrence, assumption, refinancing or repayment of Indebtedness), as if such Acquisition and related transactions had been consummated on the first day of such period, in each case based on historical results accounted for in accordance with GAAP and, to the extent applicable, reasonable assumptions that are specified in details in the relevant Compliance Certificate, Financial Statement or other document provided to the Administrative Agent or any Lender in connection herewith in accordance with Regulation S-X of the Securities Act of 1933.

“Proceeds” has the meaning given to such term in Article 9 of the UCC.

“Property Loss Event” means (a) any loss of or damage to property of any Loan Party or any of its Subsidiaries that results in the receipt by such Person of proceeds of insurance which exceeds $5,000,000 (individually or in the aggregate) or (b) any taking of property of any Loan Party or any of its Subsidiaries pursuant to the power of eminent domain, condemnation or other similar power of a Governmental Authority that results in the receipt by such Person of a compensation payment in respect thereof which exceeds $5,000,000 (individually or in the aggregate).

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“Protective Advances” means all expenses, disbursements and advances incurred by the Administrative Agent pursuant to the Financing Agreements after the occurrence and during the continuance of a Default or Event of Default that the Administrative Agent, in its sole discretion, deems necessary or desirable to preserve or protect the Collateral or any portion thereof or to enhance the likelihood, or maximize the amount, of repayment of the Obligations.

“Provision for Taxes” shall mean an amount equal to all taxes imposed on or measured by net income, whether Federal, State, Provincial, county or local, and whether foreign or domestic, that are paid or payable by any Person in respect of any period in accordance with GAAP.

“Purchasing Lender” has the meaning specified in Section 11.7 (Sharing of Payments, Etc.).

“Qualified Cash” means unrestricted cash or Cash Equivalents of Borrowers that are subject to the valid, enforceable and first priority perfected security interest of the Administrative Agent in a Control Account or subject to an Approved Deposit Account, and which cash and Cash Equivalents are not subject to any other Lien, claim, except to the extent that the holder of any of the same has entered into an intercreditor agreement with the Administrative Agent, in form and substance reasonably satisfactory to the Administrative Agent (other than customary Liens or rights of setoff of the institution maintaining such accounts permitted hereunder solely in its capacity as a depository, provided, that, for purposes of the amount of Qualified Cash included in the calculation of Borrowing Base, such amount may be reduced, at the Administrative Agent’s option, by any obligations owing to such institution and Borrowers shall provide such information with respect to such obligations as the Administrative Agent may from time to time request).

“Quarterly Excess Availability” means, for any Fiscal Quarter in any Fiscal Year, the average amount of Excess Availability on any date that occurs during that period.

“Ratable Portion” or (other than in the expression “equally and ratably”) “ratably” means, with respect to any Lender, the percentage obtained by dividing (a) the Revolving Credit Commitment of such Lender by (b) the aggregate Revolving Credit Commitments of all Lenders (or, at any time after the Revolving Credit Termination Date, the percentage obtained by dividing the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to such Lender by the aggregate outstanding principal balance of the Revolving Credit Outstandings owing to all Lenders).

“Real Property” shall mean all now owned and hereafter acquired real property of each Borrower and Guarantor, including leasehold interests (other than with respect to retail store locations (including factory store locations)), together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, including the real property and related assets more particularly described in the Mortgages.

“Register” has the meaning specified in Section 2.7(b) (Evidence of Debt).

“Reimbursement Date” has the meaning specified in Section 2.4(h) (Letters of Credit).

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“Reimbursement Obligations” means, as and when matured, the obligation of any Loan Party to pay, on the date payment is made or scheduled to be made to the beneficiary under each such Letter of Credit (or at such other date as may be specified in the applicable Letter of Credit Reimbursement Agreement) and in the currency drawn (or in such other currency as may be specified in the applicable Letter of Credit Reimbursement Agreement), all amounts of each drafts and other requests for payments drawn under Letters of Credit, and all other matured reimbursement or repayment obligations of any Loan Party to any Issuer with respect to amounts drawn under Letters of Credit.

“Related Obligations” has the meaning specified in Section 10.9 (Collateral Matters Relating to Related Obligations)

“Release” means, with respect to any Person, any release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migration, in each case, of any Contaminant into the indoor or outdoor environment or into or out of any property owned, leased or operated by such Person, including the movement of Contaminants through or in the air, soil, surface water, ground water or property.

“Remedial Action” means all actions required to (a) clean up, remove, treat or in any other way address any Contaminant in the indoor or outdoor environment, (b) prevent the Release or threat of Release or minimize the further Release so that a Contaminant does not migrate or endanger or threaten to endanger public health or welfare or the indoor or outdoor environment or (c) perform pre-remedial studies and investigations and post-remedial monitoring and care.

“Requirement of Law” means, with respect to any Person, the common law and all federal, state, local and foreign laws, treaties, rules and regulations, orders, judgments, decrees and other determinations of, concessions, grants, franchises and licenses with, any Governmental Authority or arbitrator, applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.

“Requisite Lenders” means, collectively, Lenders having more than fifty percent (50%) of the aggregate outstanding amount of the Revolving Credit Commitments or, after the Revolving Credit Termination Date, more than fifty percent (50%) of the aggregate Revolving Credit Outstandings. A Non-Funding Lender shall not be included in the calculation of “Requisite Lenders.”

“Reserves” means, as of two Business Days after the date of written notice of any determination thereof to the Borrower Agent by the Administrative Agent, such amounts as the Administrative Agent may from time to time establish against the Facility, in the Administrative Agent’s reasonable discretion and in accordance with customary business practices for comparable asset based transactions (a) in order either (i) to preserve the value of the Collateral or the Administrative Agent’s Lien thereon or (ii) to provide for the payment of unanticipated liabilities of any Loan Party arising after the Effective Date and (b) in order to establish from time to time against the gross amounts of Eligible Credit Card Receivables, Eligible Inventory (including In-Transit Inventory) and Eligible Real Property to reflect risks or contingencies arising after the Effective Date that may affect any one or more class of such items in any material respect and that have not already been taken into account in the calculation of the Borrowing Base.

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“Responsible Officer” means, with respect to any Person, any of the chief executive officer, chief financial officer or vice president-controller of such Person (or if such Person is a limited liability company or limited partnership, the managing members or general partners, as applicable of such Person) but, in any event, with respect to financial matters, the chief financial officer of such Person.

“Restricted Payment” means any dividend or other distribution (whether in cash, securities or other property) with respect to any shares of any class of Stock of Holdings, Operating or any Subsidiary of either of them, or any payment (whether in cash, securities or other property), including any sinking fund or similar deposit, on account of the purchase, redemption, retirement, acquisition, cancellation or termination of any such shares of Stock of Holdings, Operating or any Subsidiary or any option, warrant or other right to acquire any such shares of Stock of Holdings, Operating or any such Subsidiary.

“Revolving Credit Commitment” means, with respect to each Lender, the commitment of such Lender to make Loans and acquire interests in other Revolving Credit Outstandings in the aggregate principal amount outstanding not to exceed the amount set forth opposite such Lender’s name on Schedule I (Revolving Credit Commitments) under the caption “Revolving Credit Commitment,” as amended to reflect each Assignment and Acceptance executed by such Lender and as such amount may be reduced pursuant to this Agreement.

“Revolving Credit Lender” means each Lender that (a) has a Revolving Credit Commitment, (b) holds a Revolving Loan or (c) participates in any Letter of Credit.

“Revolving Credit Note” means a promissory note of each Borrower payable to the order of any Revolving Credit Lender in a principal amount equal to the amount of such Lender’s Revolving Credit Commitment evidencing the aggregate Indebtedness of such Borrower to such Lender resulting from the Loans owing to such Lender.

“Revolving Credit Outstandings” means, at any particular time, the sum of (a) the principal amount of the Loans outstanding at such time, (b) the Letter of Credit Obligations outstanding at such time and (c) the principal amount of the Swing Loans outstanding at such time.

“Revolving Credit Termination Date” shall mean the earliest of (a) the Scheduled Termination Date, (b) the date of termination of all of the Revolving Credit Commitments pursuant to Section 2.5 (Reduction and Termination of the Revolving Credit Commitments) and (c) the date on which the Obligations become due and payable pursuant to Section 9.2 (Remedies).

“Revolving Loan” has the meaning specified in Section 2.1 (The Revolving Credit Commitments).

“S&P” means Standard & Poor’s Rating Services.

“Scheduled Termination Date” means May 4, 2013.

“Secured Obligations” means, in the case of the Borrowers, the Obligations and, in the case of any other Loan Party, the obligations of such Loan Party under the Guaranty and the other Financing Agreements to which it is a party.

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“Secured Parties” means the Lenders, the Issuers, the Administrative Agent and any other holder of any Secured Obligation.

“Securities Account” has the meaning given to such term in Article 8 of the UCC.

“Securities Account Control Agreement” has the meaning specified in the Pledge and Security Agreement.

“Securities Intermediary” has the meaning given to such term in Article 8 of the UCC.

“Security” means any Stock, Stock Equivalent, voting trust certificate, bond, debenture, note or other evidence of Indebtedness, whether secured, unsecured, convertible or subordinated, or any certificate of interest, share or participation in, any temporary or interim certificate for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing, but shall not include any evidence of the Obligations.

“Selling Lender” has the meaning specified in Section 11.7 (Sharing of Payments, Etc.).

“Solvent” means, with respect to any Person as of any date of determination, that, as of such date, (a) the value of the assets of such Person (both at fair value and present fair saleable value) is greater than the total amount of liabilities (including contingent and unliquidated liabilities) of such Person, (b) such Person is able to pay all liabilities of such Person as such liabilities mature and (c) such Person does not have unreasonably small capital. In computing the amount of contingent or unliquidated liabilities at any time, such liabilities shall be computed at the amount that, in light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

“Special Purpose Vehicle” means any special purpose funding vehicle identified as such in writing by any Lender to the Administrative Agent.

“Standby Letter of Credit” means any Letter of Credit that is not a Documentary Letter of Credit.

“Stock” means shares of capital stock (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company or equivalent entity, whether voting or non-voting.

“Stock Equivalents” means all securities convertible into or exchangeable for Stock and all warrants, options or other rights to purchase or subscribe for any Stock, whether or not presently convertible, exchangeable or exercisable.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company or other business entity, of which an aggregate of more than 50% of the outstanding Stock is, at the time, directly or indirectly, owned or controlled by such Person or one or more Subsidiaries of such Person.

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“Subsidiary Guarantor” means each Domestic Subsidiary of Holdings party to or that becomes party to the Guaranty.

“Substitute Institution” has the meaning specified in Section 2.17 (Substitution of Lenders).

“Substitution Notice” has the meaning specified in Section 2.17 (Substitution of Lenders).

“Swing Loan” has the meaning specified in Section 2.3 (Swing Loans).

“Swing Loan Lender” means Citicorp or any other Revolving Credit Lender that becomes the Administrative Agent or agrees, with the approval of the Administrative Agent and the Borrowers, to act as the Swing Loan Lender hereunder, in each case in its capacity as the Swing Loan Lender hereunder.

“Swing Loan Request” has the meaning specified in Section 2.3(b) (Swing Loans).

“Swing Loan Sublimit” means $20,000,000.

“Syndication Agents” has the meaning specified in the preamble to this Agreement.

“Tax Affiliate” means, with respect to any Person, (a) any Subsidiary of such Person and (b) any Affiliate of such Person with which such Person files or is eligible to file consolidated, combined or unitary tax returns.

“Tax Returns” has the meaning specified in Section 4.8(a) (Taxes).

“Taxes” has the meaning specified in Section 2.16(a) (Taxes).

“Term Loan Collateral” has the meaning specified in the Intercreditor Agreement.

“Term Loan Documents” means, collectively, each agreement, certificate or other document executed by a Loan Party in connection with or pursuant to any portion of the Term Loan Facility.

“Term Loan Facility” means that certain Credit and Guaranty Agreement, dated as of May 15, 2006, by and among Operating as borrower, Holdings and other subsidiaries of Holdings as guarantors, Goldman Sachs Credit Partners LP, as the administrative agent and the collateral agent, Goldman Sachs Credit Partners LP and Bear, Stearns & Co. Inc., as joint lead arrangers and joint bookrunners, the lenders party thereto.

“Title IV Plan” means a pension plan, other than a Multiemployer Plan, covered by Title IV of ERISA and to which any ERISA Affiliate has any obligation or liability, contingent or otherwise.

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“Treasury Regulations” means the final and temporary (but not proposed) income tax regulations promulgated under the Code, as such regulations may be amended form time to time (including corresponding provisions of succeeding regulations).

“UCC” has the meaning specified in the Pledge and Security Agreement.

“Unused Commitment Fee” has the meaning specified in Section 2.12(a) (Fees).

“Value” shall mean, as determined by the Administrative Agent in good faith, with respect to Inventory, the lower of (a) cost (computed on a first-in first-out basis in accordance with GAAP) and (b) market value; provided, that, for purposes of the calculation of the Borrowing Base, (i) the Value of the Inventory shall not include: (A) the portion of the Value of Inventory equal to the profit earned by any Affiliate on the sale thereof to any Borrower or (B) write-ups or write-downs in value with respect to currency exchange rates and (ii) notwithstanding anything to the contrary contained herein, the cost of the Inventory shall be computed in the same manner and consistent with the most recent appraisal of the Inventory received by the Administrative Agent prior to the date hereof, if any.

“Voting Stock” means Stock of any Person having ordinary power to vote in the election of members of the board of directors, managers, trustees or other controlling Persons, of such Person (irrespective of whether, at the time, Stock of any other class or classes of such entity shall have or might have voting power by reason of the happening of any contingency).

“Wholly-Owned Subsidiary” of any Person means any Subsidiary of such Person, all of the Stock of which (other than director’s qualifying shares, as may be required by law) is owned by such Person, either directly or indirectly through one or more Wholly-Owned Subsidiaries of such Person.

“Withdrawal Liability” means, at any time, any liability incurred (whether or not assessed) by any ERISA Affiliate and not yet satisfied or paid in full at such time with respect to any Multiemployer Plan pursuant to Section 4201 of ERISA.

Section 1.2 Computation of Time Periods

In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

Section 1.3 Accounting Terms and Principles

(a) Except as set forth below, all accounting terms not specifically defined herein shall be construed in conformity with GAAP and all accounting determinations required to be made pursuant hereto (including for purpose of measuring compliance with Article V (Financial Covenants)) shall, unless expressly otherwise provided herein, be made in conformity with GAAP.

(b) If any change in the accounting principles used in the preparation of the most recent Financial Statements referred to in Section 6.1 (Financial Statements) is hereafter required or permitted by the rules, regulations, pronouncements and opinions of the Financial Accounting Standards Board or the American Institute of Certified Public Accountants (or any

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successors thereto) and such change is adopted by the Borrowers and results in a change in any of the calculations required to determine ongoing compliance with Article V (Financial Covenants) or Article VIII (Negative Covenants) that would not have resulted had such accounting change not occurred, the parties hereto agree to enter into negotiations in order to amend such provisions so as to equitably reflect such change such that the criteria for evaluating compliance with such covenants by the Borrowers shall be the same after such change as if such change had not been made; provided, however, that no change in GAAP that would affect a calculation that measures compliance with any covenant contained in Article V (Financial Covenants) or Article VIII (Negative Covenants) shall be given effect until such provisions are amended to reflect such changes in GAAP.

(c) For purposes of making all financial calculations to determine compliance with Article V (Financial Covenants) or Article VIII (Negative Covenants), all components of such calculations shall be adjusted to include or exclude, as the case may be, without duplication, such components of such calculations attributable to any business or assets that have been acquired by the Loan Party (including through Permitted Acquisitions) after the first day of the applicable period of determination and prior to the end of such period, as determined in good faith by the Borrowers on a Pro Forma Basis.

Section 1.4 Conversion of Foreign Currencies

(a) Dollar Equivalents. The Administrative Agent shall determine the Dollar Equivalent of any amount as required hereby, and a determination thereof by the Administrative Agent shall be conclusive absent manifest error. The Administrative Agent may, but shall not be obligated to, rely on any determination made by any Loan Party in any document delivered to the Administrative Agent. The Administrative Agent may determine or predetermine the Dollar Equivalent of any amount on any date either in its own discretion or upon the request of any Lender or Issuer.

(b) Rounding-Off. The Administrative Agent may set up appropriate rounding off mechanisms or otherwise round-off amounts hereunder to the nearest higher or lower amount in whole Dollars or whole cents to ensure amounts owing by any party hereunder or that otherwise need to be calculated or converted hereunder are expressed in whole Dollars or in whole cents, as may be necessary or appropriate.

Section 1.5 Certain Terms

(a) The terms “herein,” “hereof”, “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in, this Agreement.

(b) Unless otherwise expressly indicated herein, (i) references in this Agreement to an Exhibit, Schedule, Article, Section, clause or sub-clause refer to the appropriate Exhibit or Schedule to, or Article, Section, clause or sub-clause in this Agreement and (ii) the words “above” and “below”, when following a reference to a clause or a sub-clause of any Financing Agreement, refer to a clause or sub-clause within, respectively, the same Section or clause.

(c) Each agreement defined in this Article I shall include all appendices, exhibits and schedules thereto. Unless the prior written consent of the Requisite Lenders is

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required hereunder for an amendment, restatement, supplement or other modification to any such agreement and such consent is not obtained, references in this Agreement to such agreement shall be to such agreement as so amended, restated, supplemented or modified.

(d) References in this Agreement to any statute shall be to such statute as amended or modified from time to time and to any successor legislation thereto, in each case as in effect at the time any such reference is operative.

(e) The term “including” when used in any Financing Agreement means “including without limitation” except when used in the computation of time periods.

(f) The terms “Lender,” “Issuer” and “Administrative Agent” include, without limitation, their respective successors.

ARTICLE II

THE FACILITY

Section 2.1 The Revolving Credit Commitments

On the terms and subject to the conditions contained in this Agreement, each Lender severally agrees to make loans in Dollars (each a “Revolving Loan”) to the Borrowers from time to time on any Business Day during the period from the Effective Date until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding for all such loans by such Lender not to exceed such Lender’s Revolving Credit Commitment; provided, however, that at no time shall any Lender be obligated to make a Revolving Loan in excess of such Lender’s Ratable Portion of the Maximum Credit. Within the limits of the Revolving Credit Commitment of each Lender, amounts of Loans repaid may be reborrowed under this Section 2.1. On the Effective Date, all Existing Revolving Loans shall be deemed Loans outstanding under this Agreement.

Section 2.2 Borrowing Procedures

(a) Each Borrowing shall be made on notice given by the Borrower Agent to the Administrative Agent not later than 11:00 a.m. (New York time) (i) one Business Day, in the case of a Borrowing of Base Rate Loans, and (ii) three Business Days, in the case of a Borrowing of Eurodollar Rate Loans, prior to the date of the proposed Borrowing. Each such notice shall be in substantially the form of Exhibit C (Form of Notice of Borrowing) (a “Notice of Borrowing”), specifying (A) the date of such proposed Borrowing, (B) the aggregate amount of such proposed Borrowing, (C) whether any portion of the proposed Borrowing will be of Base Rate Loans or Eurodollar Rate Loans, (D) the initial Interest Period or Periods for any such Eurodollar Rate Loans and (E) the Maximum Credit (after giving effect to the proposed Borrowing). The Loans shall be made as Base Rate Loans unless, subject to Section 2.14 (Special Provisions Governing Eurodollar Rate Loans), the Notice of Borrowing specifies that all or a portion thereof shall be Eurodollar Rate Loans. Notwithstanding anything to the contrary contained in Section 2.3(a) (Swing Loans), if any Notice of Borrowing requests a Borrowing of Base Rate Loans, the Administrative Agent may make a Swing Loan available to the Borrowers in an aggregate amount not to exceed such proposed Borrowing, and the aggregate amount of the corresponding proposed Borrowing shall be reduced accordingly by the principal amount of such Swing Loan. Each Borrowing shall be in an aggregate amount of not less than $2,000,000 or an integral multiple of $1,000,000 in excess thereof.

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(b) The Administrative Agent shall give to each Lender prompt notice of the Administrative Agent’s receipt of a Notice of Borrowing and, if Eurodollar Rate Loans are properly requested in such Notice of Borrowing, the applicable interest rate determined pursuant to Section 2.14(a) (Determination of Interest Rate). Each Lender shall, before 1:00 p.m. (New York time) on the date of the proposed Borrowing, make available to the Administrative Agent at its address referred to in Section 11.8 (Notices, Etc.), in immediately available funds, such Lender’s Ratable Portion of such proposed Borrowing. Upon fulfillment (or due waiver in accordance with Section 11.1 (Amendments, Waivers, Etc.)) (i) on the Effective Date, of the applicable conditions set forth in Section 3.1 (Conditions Precedent to Effective Date) and (ii) at any time (including the Effective Date), of the applicable conditions set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit), and, subject to clause (c) below, after the Administrative Agent’s receipt of such funds, the Administrative Agent shall make such funds available to the Borrowers.

(c) Unless the Administrative Agent shall have received notice from a Lender prior to the date of any proposed Borrowing that such Lender will not make available to the Administrative Agent such Lender’s Ratable Portion of such Borrowing (or any portion thereof), the Administrative Agent may assume that such Lender has made such Ratable Portion available to the Administrative Agent on the date of such Borrowing in accordance with this Section 2.2 and the Administrative Agent may, in reliance upon such assumption, make available to the Borrowers on such date a corresponding amount. If and to the extent that such Lender shall not have so made such Ratable Portion available to the Administrative Agent, such Lender and the Borrowers severally agree to repay to the Administrative Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date such amount is made available to the Borrowers until the date such amount is repaid to the Administrative Agent, at (i) in the case of the Borrowers, the interest rate applicable at the time to the Loans comprising such Borrowing and (ii) in the case of such Lender, the Federal Funds Rate for the first Business Day and thereafter at the interest rate applicable at the time to the Loans comprising such Borrowing. If such Lender shall repay to the Administrative Agent such corresponding amount, such corresponding amount so repaid shall constitute such Lender’s Loan as part of such Borrowing for purposes of this Agreement. If the Borrowers shall repay to the Administrative Agent such corresponding amount, such payment shall not relieve such Lender of any obligation it may have hereunder to the Borrowers.

(d) The failure of any Lender to make on the date specified any Loan or any payment required by it (such Lender being a “Non-Funding Lender”, if the Administrative Agent shall have notified the Borrower Agent of such Lender’s failure to make such payment), including any payment in respect of its participation in Swing Loans and Letter of Credit Obligations, shall not relieve any other Lender of its obligations to make such Loan or payment on such date but no such other Lender shall be responsible for the failure of any Non-Funding Lender to make a Loan or payment required under this Agreement.

Section 2.3 Swing Loans

(a) On the terms and subject to the conditions contained in this Agreement, the Swing Loan Lender shall make, in Dollars, loans (each a “Swing Loan”) otherwise available to the Borrowers under the Facility from time to time on any Business Day during the period

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from the Effective Date until the Revolving Credit Termination Date in an aggregate principal amount at any time outstanding (together with the aggregate outstanding principal amount of any other Loan made by the Swing Loan Lender hereunder in its capacity as the Swing Loan Lender) not to exceed the Swing Loan Sublimit; provided, however, that at no time shall the Swing Loan Lender make any Swing Loan to the extent that, after giving effect to such Swing Loan, the aggregate Revolving Credit Outstandings would exceed the Maximum Credit; provided, further, that in the event that the Swing Loan Lender and the Administrative Agent are not the same Person, then the Swing Loan Lender shall only make a Swing Loan after having given prior notice thereof to the Administrative Agent. Each Swing Loan shall be a Base Rate Loan and must be repaid in full within seven days after its making or, if sooner, upon any Borrowing hereunder and shall in any event mature no later than the Revolving Credit Termination Date. Within the limits set forth in the first sentence of this clause (a), amounts of Swing Loans repaid may be reborrowed under this clause (a).

(b) In order to request a Swing Loan, the Borrower Agent shall telecopy (or forward by electronic mail or similar means) to the Administrative Agent a duly completed request in substantially the form of Exhibit D (Form of Swing Loan Request), setting forth the requested amount and date of such Swing Loan (a “Swing Loan Request”), to be received by the Administrative Agent not later than 1:00 p.m. (New York time) on the day of the proposed borrowing. The Administrative Agent shall promptly notify the Swing Loan Lender of the details of the requested Swing Loan. Subject to the terms of this Agreement, the Swing Loan Lender may make a Swing Loan available to the Administrative Agent and, in turn, the Administrative Agent shall make such amounts available to the Borrowers on the date set forth in the relevant Swing Loan Request. The Swing Loan Lender shall not make any Swing Loan (other than a Protective Advance) in the period commencing on the first Business Day after it receives written notice from the Administrative Agent or any Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall not on such date be satisfied, and ending when such conditions are satisfied. The Swing Loan Lender shall not otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the making of any Swing Loan.

(c) [Intentionally Omitted].

(d) The Swing Loan Lender may demand at any time that each Lender pay to the Administrative Agent, for the account of the Swing Loan Lender, in the manner provided in clause (e) below, such Lender’s Ratable Portion of all or a portion of the outstanding Swing Loans, which demand shall be made through the Administrative Agent, shall be in writing and shall specify the outstanding principal amount of Swing Loans demanded to be paid.

(e) The Administrative Agent shall forward each demand referred to in clause (d) above to each Lender on the day such notice or such demand is received by the Administrative Agent (except that any such notice or demand received by the Administrative Agent after 2:00 p.m. (New York time) on any Business Day or any such notice or demand received on a day that is not a Business Day shall not be required to be forwarded to the Lenders by the Administrative Agent until the next succeeding Business Day), together with a statement prepared by the Administrative Agent specifying the amount of each Lender’s Ratable Portion of the aggregate principal amount of the Swing Loans stated to be outstanding in such notice or demanded to be paid pursuant to such demand, and, notwithstanding whether or not the conditions precedent set forth in Sections 3.2 (Conditions Precedent to Each Loan and Letter of

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Credit) and 2.1 (The Revolving Credit Commitments) shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive), each Lender shall, before 11:00 a.m. (New York time) on the Business Day next succeeding the date of such Lender’s receipt of such notice or demand, make available to the Administrative Agent, in immediately available funds, for the account of the Swing Loan Lender, the amount specified in such statement. Upon such payment by a Lender, such Lender shall, except as provided in clause (f) below, be deemed to have made a Revolving Loan to the Borrowers in the amount of such payment. The Administrative Agent shall use such funds to repay the Swing Loans to the Swing Loan Lender. To the extent that any Lender fails to make such payment available to the Administrative Agent for the account of the Swing Loan Lender, such Lender shall be deemed to be a Non-Funding Lender and the Borrowers shall repay such Swing Loan on demand.

(f) Upon the occurrence of a Default under Section 9.1(f) (Events of Default), each Lender shall acquire, without recourse or warranty, an undivided participation in each Swing Loan otherwise required to be repaid by such Lender pursuant to clause (e) above, which participation shall be in a principal amount equal to such Lender’s Ratable Portion of such Swing Loan, by paying to the Swing Loan Lender on the date on which such Lender would otherwise have been required to make a payment in respect of such Swing Loan pursuant to clause (e) above, in immediately available funds, an amount equal to such Lender’s Ratable Portion of such Swing Loan. If all or part of such amount is not in fact made available by such Lender to the Swing Loan Lender on such date, the Swing Loan Lender shall be entitled to recover any such unpaid amount on demand from such Lender together with interest accrued from such date at the Federal Funds Rate for the first Business Day after such payment was due and thereafter at the rate of interest then applicable to Base Rate Loans.

(g) From and after the date on which any Lender (i) is deemed to have made a Revolving Loan pursuant to clause (e) above with respect to any Swing Loan or (ii) purchases an undivided participation interest in a Swing Loan pursuant to clause (f) above, the Swing Loan Lender shall promptly distribute to such Lender such Lender’s Ratable Portion of all payments of principal and interest received by the Swing Loan Lender on account of such Swing Loan other than those received from a Lender pursuant to clause (e) or (f) above.

Section 2.4 Letters of Credit

(a) (x) On the Effective Date all “Letters of Credit” issued under and as defined in the Existing Credit Agreement shall be deemed to be Letters of Credit issued and outstanding under this Agreement and (y) on the terms and subject to the conditions contained in this Agreement, each Issuer agrees to Issue at the request of the Borrower Agent and for the account of the Borrowers or any of the Borrowers’ Subsidiaries one or more Letters of Credit from time to time on any Business Day during the period commencing on the Effective Date and ending on the earlier of the Revolving Credit Termination Date and 30 days prior to the Scheduled Termination Date (or such later date as agreed to by the Administrative Agent); provided, however, that no Issuer shall be under any obligation to Issue (and, upon the occurrence of any of the events described in clauses (ii), (iii), (iv) and (v)(A) below, shall not Issue) any Letter of Credit upon the occurrence of any of the following:

(i) any order, judgment or decree of any Governmental Authority or arbitrator having binding powers shall purport by its terms to enjoin or restrain such Issuer from Issuing such Letter of Credit or any Requirement of Law applicable to such Issuer or any request or directive (whether or not having the force of law) from any

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Governmental Authority with jurisdiction over such Issuer shall prohibit, or request that such Issuer refrain from, the Issuance of letters of credit generally or such Letter of Credit in particular or shall impose upon such Issuer with respect to such Letter of Credit any restriction or reserve or capital requirement (for which such Issuer is not otherwise compensated) not in effect on the Effective Date or result in any unreimbursed loss, cost or expense that was not applicable, in effect or known to such Issuer as of the Effective Date and that such Issuer in good faith deems material to it;

(ii) such Issuer shall have received any written notice of the type described in clause (d) below;

(iii) after giving effect to the Issuance of such Letter of Credit, the aggregate Revolving Credit Outstandings would exceed the Maximum Credit at such time;

(iv) such Letter of Credit is requested to be denominated in any currency other than Dollars, except as may be approved by the Administrative Agent and such Issuer, each in their sole discretion; or

(v) (A) any fees due in connection with a requested Issuance have not been paid, (B) such Letter of Credit is requested to be Issued in a form that is not acceptable to such Issuer or (C) the Issuer for such Letter of Credit shall not have received, in form and substance reasonably acceptable to it and, if applicable, duly executed by such Borrower, applications, agreements and other documentation (collectively, a “Letter of Credit Reimbursement Agreement”) such Issuer generally employs in the ordinary course of its business for the Issuance of letters of credit of the type of such Letter of Credit.

None of the Lenders (other than the Issuers in their capacity as such) shall have any obligation to Issue any Letter of Credit. Any Letter of Credit which has been or deemed Issued hereunder may be amended at any time to reduce the amount outstanding thereunder.

(b) In no event shall the expiration date of any Letter of Credit be more than one year after the date of issuance thereof; provided, however, that any Letter of Credit with a term less than or equal to one year may provide for the renewal thereof for additional periods less than or equal to one year, as long as, on or before the expiration of each such term and each such period, the Borrowers and the Issuer of such Letter of Credit shall have the option to prevent such renewal; and provided, further, that, for any Letter of Credit having an expiration date after the Scheduled Termination Date, the Borrowers agree to deliver to the Administrative Agent on or prior to the Scheduled Termination Date a letter of credit or letters of credit in form and substance acceptable to the Administrative Agent and issued by a bank acceptable to the Administrative Agent, in each case in its sole discretion, and/or cash collateral in an amount equal to 101% of the maximum drawable amount of any such Letter of Credit.

(c) In connection with the Issuance of each Letter of Credit, the Borrower Agent shall give the relevant Issuer and the Administrative Agent at least two Business Days’ prior written notice, in substantially the form of Exhibit E (Form of Letter of Credit Request) (or in such other written or electronic form as is acceptable to such Issuer), of the requested Issuance of such Letter of Credit (a “Letter of Credit Request”). Such notice shall specify the Issuer of such Letter of Credit, the face amount of the Letter of Credit requested, the date on which such

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Letter of Credit is to expire (which date shall be a Business Day) and, in the case of an issuance, the Person for whose benefit the requested Letter of Credit is to be issued. Such notice, to be effective, must be received by the relevant Issuer and the Administrative Agent not later than 11:00 a.m. (New York time) on the last Business Day on which such notice can be given under the first sentence of this clause (c).

(d) Subject to the satisfaction of the conditions set forth in this Section 2.4, the relevant Issuer shall, on the requested date, Issue a Letter of Credit on behalf of the Borrowers in accordance with such Issuer’s usual and customary business practices. No Issuer shall Issue any Letter of Credit in the period commencing on the first Business Day after it receives written notice from any Lender that one or more of the conditions precedent contained in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) or clause (a) above (other than those conditions set forth in clauses (a)(i), (a)(v)(B) and (C) above and, to the extent such clause relates to fees owing to the Issuer of such Letter of Credit and its Affiliates, clause (a)(v) (A) above) are not on such date satisfied or duly waived and ending when such conditions are satisfied or duly waived. No Issuer shall otherwise be required to determine that, or take notice whether, the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) have been satisfied in connection with the Issuance of any Letter of Credit.

(e) The Borrowers agree that, if requested by the Issuer of any Letter of Credit prior to the issuance of a Letter of Credit, it shall execute a Letter of Credit Reimbursement Agreement in respect to any Letter of Credit Issued hereunder. In the event of any conflict between the terms of any Letter of Credit Reimbursement Agreement and this Agreement, the terms of this Agreement shall govern.

(f) Each Issuer shall comply with the following:

(i) give the Administrative Agent written notice (or telephonic notice confirmed promptly thereafter in writing), which writing may be a telecopy or electronic mail, of the Issuance of any Letter of Credit Issued by it, of all drawings under any Letter of Credit Issued by it and of the payment (or the failure to pay when due) by the Borrowers of any Reimbursement Obligation when due (which notice the Administrative Agent shall promptly transmit by telecopy, electronic mail or similar transmission to each Lender);

(ii) upon the request of any Lender, furnish to such Lender copies of any Letter of Credit Reimbursement Agreement to which such Issuer is a party and such other documentation as may reasonably be requested by such Lender; and

(iii) no later than 10 Business Days following the last day of each calendar month, provide to the Administrative Agent (and the Administrative Agent shall provide a copy to each Lender requesting the same) and the Borrowers separate schedules for Documentary Letters of Credit and Standby Letters of Credit issued by it, in form and substance reasonably satisfactory to the Administrative Agent, setting forth the aggregate Letter of Credit Obligations, in each case outstanding at the end of each month, and any information requested by the Borrowers or the Administrative Agent relating thereto.

(g) Immediately upon the issuance by an Issuer of a Letter of Credit in accordance with the terms and conditions of this Agreement, such Issuer shall be deemed to have sold and transferred to each Lender, and each Lender shall be deemed irrevocably and

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unconditionally to have purchased and received from such Issuer, without recourse or warranty, an undivided interest and participation, to the extent of such Lender’s Ratable Portion, in such Letter of Credit and the obligations of the Borrowers with respect thereto (including all Letter of Credit Obligations with respect thereto) and any security therefor and guaranty pertaining thereto.

(h) The Borrowers agree to pay to the Issuer of any Letter of Credit the amount of all Reimbursement Obligations owing to such Issuer under any Letter of Credit issued for its account no later than the date that is the next succeeding Business Day after the Borrower Agent receives written notice from such Issuer that payment has been made under such Letter of Credit in accordance with its terms (the “Reimbursement Date”), irrespective of any claim, set-off, defense or other right that the Borrowers may have at any time against such Issuer or any other Person. In the event that any Issuer makes any payment under any Letter of Credit in accordance with its terms and the Borrowers shall not have repaid such amount to such Issuer pursuant to this clause (h) (directly or by application of the deemed Loans described below in this clause (h)) or any such payment by the Borrowers is rescinded or set aside for any reason, such Reimbursement Obligation shall be payable on demand with interest thereon computed (i) from the date on which such Reimbursement Obligation arose to the Reimbursement Date, at the rate of interest applicable during such period to Loans that are Base Rate Loans and (ii) from the Reimbursement Date until the date of repayment in full, at the rate of interest applicable during such period to past due Loans that are Base Rate Loans, and such Issuer shall promptly notify the Administrative Agent, which shall promptly notify each Lender of such failure, and each Lender shall promptly and unconditionally pay to the Administrative Agent for the account of such Issuer the amount of such Lender’s Ratable Portion of such payment (or the Dollar Equivalent thereof if such payment was made in any currency other than Dollars) in immediately available Dollars. If the Administrative Agent so notifies such Lender prior to 11:00 a.m. (New York time) on any Business Day, such Lender shall make available to the Administrative Agent for the account of such Issuer its Ratable Portion of the amount of such payment on such Business Day in immediately available funds. Upon such payment by a Lender, such Lender shall, except during the continuance of a Default or Event of Default under Section 9.1(f) (Events of Default) and notwithstanding whether or not the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) shall have been satisfied (which conditions precedent the Lenders hereby irrevocably waive), be deemed to have made a Revolving Loan to the Borrowers in the principal amount of such payment. Whenever any Issuer receives from the Borrowers a payment of a Reimbursement Obligation as to which the Administrative Agent has received for the account of such Issuer any payment from a Lender pursuant to this clause (h), such Issuer shall pay over to the Administrative Agent any amount received in excess of such Reimbursement Obligation and, upon receipt of such amount, the Administrative Agent shall promptly pay over to each Lender, in immediately available funds, an amount equal to such Lender’s Ratable Portion of the amount of such payment adjusted, if necessary, to reflect the respective amounts the Lenders have paid in respect of such Reimbursement Obligation.

(i) If and to the extent such Lender shall not have so made its Ratable Portion of the amount of the payment required by clause (h) above available to the Administrative Agent for the account of such Issuer, such Lender shall be deemed to be a Non-Funding Lender and such Lender agrees to pay to the Administrative Agent for the account of such Issuer forthwith on demand any such unpaid amount together with interest thereon, for the first Business Day after payment was first due at the Federal Funds Rate and, thereafter, until such amount is repaid to the Administrative Agent for the account of such Issuer, at a rate per annum equal to the rate applicable to Base Rate Loans under the Facility.

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(j) The Borrowers’ obligations to pay each Reimbursement Obligation and the obligations of the Lenders to make payments to the Administrative Agent for the account of the Issuers with respect to Letters of Credit shall be absolute, unconditional and irrevocable and shall be performed strictly in accordance with the terms of this Agreement, under any and all circumstances whatsoever, including the occurrence of any Default or Event of Default, and irrespective of any of the following:

(i) any lack of validity or enforceability of any Letter of Credit or any Financing Agreement, or any term or provision therein;

(ii) any amendment or waiver of or any consent to departure from all or any of the provisions of any Letter of Credit or any Financing Agreement;

(iii) the existence of any claim, set off, defense or other right that the Borrower, any other party guaranteeing, or otherwise obligated with, the Borrower, any Subsidiary or other Affiliate thereof or any other Person may at any time have against the beneficiary under any Letter of Credit, any Issuer, the Administrative Agent or any Lender or any other Person, whether in connection with this Agreement, any other Financing Agreement or any other related or unrelated agreement or transaction;

(iv) any draft or other document presented under a Letter of Credit proving to be forged, fraudulent, invalid or insufficient in any respect or any statement therein being untrue or inaccurate in any respect;

(v) payment by the Issuer under a Letter of Credit against presentation of a draft or other document that does not strictly comply, but that does substantially comply, with the terms of such Letter of Credit; and

(vi) any other act or omission to act or delay of any kind of the Issuer, the Lenders, the Administrative Agent or any other Person or any other event or circumstance whatsoever, whether or not similar to any of the foregoing, that might, but for the provisions of this Section 2.4, constitute a legal or equitable discharge of the Borrower’s obligations hereunder.

Any action taken or omitted to be taken by the relevant Issuer under or in connection with any Letter of Credit, if taken or omitted in the absence of gross negligence or willful misconduct, shall not result in any liability of such Issuer to the Borrowers or any Lender. In determining whether drafts and other documents presented under a Letter of Credit comply with the terms thereof, the Issuer may accept documents that appear on their face to be in order, without responsibility for further investigation, regardless of any notice or information to the contrary and, in making any payment under any Letter of Credit, the Issuer may rely exclusively on the documents presented to it under such Letter of Credit as to any and all matters set forth therein, including reliance on the amount of any draft presented under such Letter of Credit, whether or not the amount due to the beneficiary thereunder equals the amount of such draft and whether or not any document presented pursuant to such Letter of Credit proves to be insufficient in any respect, if such document on its face appears to be in order, and whether or not any other statement or any other document presented pursuant to such Letter of Credit proves to be forged or invalid or any statement therein proves to be inaccurate or untrue in any respect whatsoever, and any noncompliance in any immaterial respect of the documents presented under such Letter of Credit with the terms thereof shall, in each case, be deemed not to constitute willful misconduct or gross negligence of the Issuer.

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Section 2.5 Reduction and Termination of the Revolving Credit Commitments

The Borrowers may, upon at least three Business Days’ prior notice to the Administrative Agent, terminate in whole or reduce in part ratably the unused portions of the respective Revolving Credit Commitments of the Lenders without premium or penalty other than any amount required to be paid by the Borrowers pursuant to Section 2.14(e) (Breakage Costs); provided, however, that each partial reduction shall be in an aggregate amount of not less than $5,000,000 or an integral multiple of $1,000,000 in excess thereof.

Section 2.6 Repayment of Loans

The Borrowers promise to repay the entire unpaid principal amount of the Loans and the Swing Loans on the Scheduled Termination Date or earlier, if otherwise required by the terms hereof.

Section 2.7 Evidence of Debt

(a) Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing Indebtedness of the Borrowers to such Lender resulting from each Loan of such Lender from time to time, including the amounts of principal and interest payable and paid to such Lender from time to time under this Agreement. In addition, each Lender having sold a participation in any of its Obligations or having identified a Special Purpose Vehicle as such to the Administrative Agent, acting as agent of the Borrowers solely for this purpose and for tax purposes, shall establish and maintain at its address referred to in Section 11.8 (Notices, Etc.) a record of ownership in which such Lender shall register by book entry (i) the name and address of each such Participant and Special Purpose Vehicle (and each change thereto, whether by assignment or otherwise) and (ii) the rights, interest or obligation of each such Participant and Special Purpose Vehicle in any Obligation, in any Revolving Credit Commitment and in any right to receive payment hereunder.

(b) (i) The Administrative Agent, acting as agent of the Borrowers solely for this purpose and for tax purposes, shall establish and maintain at its address referred to in Section 11.8 (Notices, Etc.) a record of ownership (the “Register”) in which the Administrative Agent agrees to register by book entry the Administrative Agent’s, each Lender’s and each Issuer’s interest in each Loan, each Letter of Credit and each Reimbursement Obligation, and in the right to receive any payments hereunder and any assignment of any such interest or rights. In addition, the Administrative Agent, acting as agent of the Borrowers solely for this purpose and for tax purposes, shall establish and maintain accounts in the Register in accordance with its usual practice in which it shall record (1) the names and addresses of the Lenders and the Issuers, (2) the Revolving Credit Commitments of each Lender from time to time, (3) the amount of each Loan made and, if a Eurodollar Rate Loan, the Interest Period applicable thereto, (4) the amount of any drawn Letters of Credit, (5) the amount of any principal or interest due and payable, and paid, by the Borrowers to, or for the account of, each Lender hereunder, (6) the amount that is due and payable, and paid, by the Borrowers to, or for the account of, each Issuer, including the amount of Letter Credit Obligations (specifying the amount of any Reimbursement Obligations) due and payable to an Issuer, and (7) the amount of any sum received by the Administrative

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Agent hereunder from the Borrowers, whether such sum constitutes principal or interest (and the type of Loan to which it applies), fees, expenses or other amounts due under the Financing Agreements and each Lender’s and Issuer’s, as the case may be, share thereof, if applicable.

(ii) Notwithstanding anything to the contrary contained in this Agreement, the Loans (including the Revolving Credit Notes evidencing such Loans) and the drawn Letters of Credit are registered obligations and the right, title, and interest of the Lenders and the Issuers and their assignees in and to such Loans or drawn Letters of Credit, as the case may be, shall be transferable only upon notation of such transfer in the Register. A Revolving Credit Note shall only evidence the Lender’s or a registered assignee’s right, title and interest in and to the related Loan, and in no event is any such Revolving Credit Note to be considered a bearer instrument or obligation. This Section 2.7(b) and Section 11.2 (Assignments and Participations) shall be construed so that the Loans and drawn Letters of Credit are at all times maintained in “registered form” within the meaning of Sections 163(f), 871(h)(2) and 881(c)(2) of the Code and any related regulations (or any successor provisions of the Code or such regulations).

(c) The entries made in the Register and in the accounts therein maintained pursuant to clauses (a) and (b) above shall, to the extent permitted by applicable law, be prima facie evidence of the existence and amounts of the obligations recorded therein; provided, however, that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligations of the Borrowers to repay the Loans in accordance with their terms. In addition, the Loan Parties, the Administrative Agent, the Lenders and the Issuers shall treat each Person whose name is recorded in the Register as a Lender or as an Issuer, as applicable, for all purposes of this Agreement. Information contained in the Register with respect to any Lender or Issuer shall be available for inspection by the Borrowers, the Administrative Agent, such Lender or such Issuer at any reasonable time and from time to time upon reasonable prior notice.

(d) Notwithstanding any other provision of the Agreement, in the event that any Lender requests that the Borrowers execute and deliver a promissory note or notes payable to such Lender in order to evidence the Indebtedness owing to such Lender by the Borrowers hereunder, the Borrowers shall promptly execute and deliver a Revolving Credit Note or Revolving Credit Notes to such Lender evidencing the Loans of such Lender, substantially in the form of Exhibit B (Form of Revolving Credit Note).

Section 2.8 Optional Prepayments

The Borrowers may prepay the outstanding principal amount of the Loans and Swing Loans in whole or in part at any time; provided, however, that if any prepayment of any Eurodollar Rate Loan is made by the Borrowers other than on the last day of an Interest Period for such Loan, the Borrowers shall also pay any amount owing pursuant to Section 2.14(e) (Breakage Costs).

Section 2.9 Mandatory Prepayments

(a) If at any time, the aggregate principal amount of Revolving Credit Outstandings exceeds the aggregate Maximum Credit at such time, the Borrowers shall forthwith, upon notification by the Administrative Agent, prepay the Swing Loans first and then the other Loans then outstanding in an amount equal to such excess. If any such excess remains after

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repayment in full of the aggregate outstanding Swing Loans and the other Loans, the Borrowers shall provide cash collateral for the Letter of Credit Obligations in the manner set forth in Section 9.3 (Actions in Respect of Letters of Credit) in an amount equal to 101% of such excess.

(b) Upon receipt by any Loan Party or any of its Subsidiaries of Net Cash Proceeds arising from an Asset Sale referred to in Section 8.4(b) or Property Loss Event, subject to the Intercreditor Agreement, the Borrower shall promptly (but in any event within 5 Business Days of such receipt) prepay the Loans (or if at such time Excess Availability is less than $20,000,000, provide cash collateral in respect of Letters of Credit) in an amount equal to 100% of such Net Cash Proceeds; provided, however, this clause (b) shall not apply to the extent the applicable Loan Party (directly or indirectly through one of its Subsidiaries) uses the Net Cash Proceeds of such Asset Sale or Property Loss Event to reinvest in long-term productive assets of the general type used in the business of the Loan Parties or, in the case of a Property Loss Event, to effect repairs, in each case not later than the date occurring 360 days after such Asset Sale or Property Loss Event; provided further that the applicable Loan Party or Subsidiary shall have an additional 180 days to complete such reinvestment if (w) the intended reinvestment cannot be completed within such 360-day period after its receipt of such Net Asset Sale Proceeds, (x) the applicable Loan Party or Subsidiary shall have entered into binding commitments with third parties to complete such reinvestment, (y) the applicable Loan Party or Subsidiary diligently pursues the consummation of such reinvestment as soon as is reasonably practicable and (z) the Borrower Agent, during such 360-day period, delivers a certificate of a Responsible Officer to the Administrative Agent certifying as to compliance with clauses (w) through (z) hereof.

(c) Subject to Section 2.14(e) (Breakage Costs) hereof, all such payments in respect of the Loans pursuant to this Section 2.9 shall be without premium or penalty. All interest accrued on the principal amount of the Loans paid pursuant to this Section 2.9 shall be paid, or may be charged by the Administrative Agent to any loan account(s) of Borrowers, at the Administrative Agent’s option, on the date of such payment. Interest shall accrue and be due, until the next Business Day, if the amount so paid by Borrowers to the bank account designated by the Administrative Agent for such purpose is received in such bank account after 3:00 p.m, New York City time.

Section 2.10 Interest

(a) Rate of Interest. All Loans and the outstanding amount of all other Obligations owing under the Financing Agreements shall bear interest, in the case of Loans, on the unpaid principal amount thereof from the date such Loans are made and, in the case of such other Obligations, from the date such other Obligations are due and payable until, in all cases, paid in full, except as otherwise provided in clause (c) below, as follows:

(i) if a Base Rate Loan or such other Obligation, at a rate per annum equal to the sum of (A) the Base Rate as in effect from time to time and (B) the Applicable Margin for Loans that are Base Rate Loans; and

(ii) if a Eurodollar Rate Loan, at a rate per annum equal to the sum of (A) the Eurodollar Rate determined for the applicable Interest Period and (B) the Applicable Margin in effect from time to time during such Interest Period.

(b) Interest Payments. (i) Interest accrued on each Base Rate Loan (other than Swing Loans) shall be payable in arrears (A) on the first Business Day of each calendar

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quarter, commencing on the first such day following the making of such Base Rate Loan and (B) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Base Rate Loan, (ii) interest accrued on Swing Loans shall be payable in arrears on the first Business Day of the immediately succeeding calendar month, (iii) interest accrued on each Eurodollar Rate Loan shall be payable in arrears (A) on the last day of each Interest Period applicable to such Loan and, if such Interest Period has a duration of more than three months, on each date during such Interest Period occurring every three months from the first day of such Interest Period, (B) upon the payment or prepayment thereof in full or in part and (C) if not previously paid in full, at maturity (whether by acceleration or otherwise) of such Eurodollar Rate Loan and (iv) interest accrued on the amount of all other Obligations shall be payable on demand from and after the time such Obligation becomes due and payable (whether by acceleration or otherwise).

(c) Default Interest. Notwithstanding the rates of interest specified in clause (a) above or elsewhere herein, effective immediately upon the occurrence of an Event of Default and for as long thereafter as such Event of Default shall be continuing, the principal balance of all Loans and the amount of all other Obligations then due and payable shall bear interest at a rate that is two percent per annum in excess of the rate of interest applicable to such Loans or other Obligations from time to time. Such interest shall be payable on the date that would otherwise be applicable to such interest pursuant to clause (b) above or otherwise on demand.

Section 2.11 Conversion/Continuation Option

(a) The Borrowers may elect (i) at any time on any Business Day, to convert Base Rate Loans (other than Swing Loans) or any portion thereof to Eurodollar Rate Loans and (ii) at the end of any applicable Interest Period, to convert Eurodollar Rate Loans or any portion thereof into Base Rate Loans or to continue such Eurodollar Rate Loans or any portion thereof for an additional Interest Period; provided, however, that the aggregate amount of the Eurodollar Rate Loans for each Interest Period must be in the amount of at least $1,000,000 or an integral multiple of $1,000,000 in excess thereof. Each conversion or continuation shall be allocated among the Loans of each Lender in accordance with such Lender’s Ratable Portion. Each such election shall be in substantially the form of Exhibit F (Form of Notice of Conversion or Continuation) (a “Notice of Conversion or Continuation”) and shall be made by giving the Administrative Agent at least two Business Days’ prior written notice specifying (A) the amount and type of Loan being converted or continued, (B) in the case of a conversion to or a continuation of Eurodollar Rate Loans, the applicable Interest Period and (C) in the case of a conversion, the date of such conversion.

(b) The Administrative Agent shall promptly notify each Lender of its receipt of a Notice of Conversion or Continuation and of the options selected therein. Notwithstanding the foregoing, no conversion in whole or in part of Base Rate Loans to Eurodollar Rate Loans and no continuation in whole or in part of Eurodollar Rate Loans upon the expiration of any applicable Interest Period shall be permitted at any time at which (A) an Event of Default shall have occurred and be continuing or (B) the continuation of, or conversion into, a Eurodollar Rate Loan would violate any provision of Section 2.14 (Special Provisions Governing Eurodollar Rate Loans). If, within the time period required under the terms of this Section 2.11, the Administrative Agent does not receive a Notice of Conversion or Continuation from the Borrower Agent containing a permitted election to continue any Eurodollar Rate Loans for an additional Interest Period or to convert any such Loans, then, upon the expiration of the applicable Interest Period, such Loans shall be automatically converted to Base Rate Loans. Each Notice of Conversion or Continuation shall be irrevocable.

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Section 2.12 Fees

(a) Unused Commitment Fee. The Borrowers agree to pay in immediately available Dollars to the Administrative Agent for the account of each Lender a commitment fee on the average daily amount by which the Revolving Credit Commitment of such Lender exceeds such Lender’s Ratable Portion of the sum of (i) the aggregate outstanding principal amount of Loans and (ii) the outstanding amount of the aggregate Letter of Credit Undrawn Amounts from the Effective Date through the Revolving Credit Termination Date at the Applicable Unused Commitment Fee Rate, payable in arrears (x) on the first Business Day of each calendar month, commencing on the first such Business Day following the Effective Date and (y) on the Revolving Credit Termination Date. For the avoidance of doubt, any Swing Loans outstanding shall reduce the Revolving Credit Commitment of the Swing Loan Lender in its capacity as a Lender.

(b) Letter of Credit Fees. The Borrowers agree to pay the following amounts with respect to Letters of Credit issued by any Issuer:

(i) to the Administrative Agent for the account of each Issuer of a Letter of Credit, with respect to each Letter of Credit issued by such Issuer, an issuance fee equal to 0.10% per annum of the Dollar Equivalent of the average daily maximum undrawn face amount of such Letter of Credit for the immediately preceding calendar quarter (or portion thereof), payable in arrears (A) on the first Business Day of each calendar quarter, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date;

(ii) to the Administrative Agent for the ratable benefit of the Lenders, with respect to each Letter of Credit, a fee accruing in Dollars at a rate per annum equal to 0.40% per annum multiplied by the Dollar Equivalent average daily maximum undrawn face amount of such Letter of Credit for the immediately preceding calendar quarter (or portion thereof), payable in arrears (A) on the first Business Day of each calendar quarter, commencing on the first such Business Day following the issuance of such Letter of Credit and (B) on the Revolving Credit Termination Date; provided, however, that during the continuance of an Event of Default, such fee shall be increased by two percent per annum (instead of, and not in addition to, any increase pursuant to Section 2.10(c) (Interest)) and shall be payable on demand; and

(iii) to the Issuer of any Letter of Credit, with respect to the issuance, amendment or transfer of each Letter of Credit and each drawing made thereunder, customary documentary and processing charges in accordance with such Issuer’s standard schedule for such charges in effect at the time of issuance, amendment, transfer or drawing, as the case may be.

(c) Additional Fees. The Borrowers have agreed to pay to the Administrative Agent and the Arrangers additional fees, the amount and dates of payment of which are embodied in the Fee Letter.

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Section 2.13 Payments and Computations

(a) The Borrowers shall make each payment hereunder (including fees and expenses) not later than 11:00 a.m. (New York time) on the day when due, in the currency specified herein (or, if no such currency is specified, in Dollars) to the Administrative Agent at its address referred to in Section 11.8 (Notices, Etc.) in immediately available funds without set-off or counterclaim. The Administrative Agent shall promptly thereafter cause to be distributed immediately available funds relating to the payment of principal, interest or fees to the Lenders, in accordance with the application of payments set forth in clause (f) or (g) below, as applicable, for the account of their respective Applicable Lending Offices; provided, however, that amounts payable pursuant to Section 2.14(c) or (d) (Special Provisions Governing Eurodollar Rate Loans), Section 2.15 (Capital Adequacy) or Section 2.16 (Taxes) shall be paid only to the affected Lender or Lenders and amounts payable with respect to Swing Loans shall be paid only to the Swing Loan Lender. Payments received by the Administrative Agent after 11:00 a.m. (New York time) shall be deemed to be received on the next Business Day.

(b) All computations of interest and of fees shall be made by the Administrative Agent on the basis of a year of 360 days with respect to Eurodollar Rate Loans and 365/366 days with respect to all other computations, in each case for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest and fees are payable. Each determination by the Administrative Agent of a rate of interest hereunder shall be conclusive and binding for all purposes, absent manifest error.

(c) Each payment by the Borrowers of any Loan, Reimbursement Obligation (including interest or fees in respect thereof) and each reimbursement of various costs, expenses or other Obligation owing under any Financing Agreement shall be made in Dollars; provided, however, that (i) the Letter of Credit Reimbursement Agreement for a Letter of Credit may specify another currency for the Reimbursement Obligation in respect of such Letter of Credit and (ii) other than for payments in respect of a Loan or Reimbursement Obligation, Financing Agreements duly executed by the Administrative Agent may specify other currencies of payment for Obligations created by or directly related to such Financing Agreement.

(d) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fees, as the case may be; provided, however, that if such extension would cause payment of interest on or principal of any Eurodollar Rate Loan to be made in the next calendar month, such payment shall be made on the immediately preceding Business Day. All repayments of any Loans shall be applied as follows: first, to repay any such Loans outstanding as Base Rate Loans and then, to repay any such Loans outstanding as Eurodollar Rate Loans, with those Eurodollar Rate Loans having earlier expiring Interest Periods being repaid prior to those having later expiring Interest Periods.

(e) Unless the Administrative Agent shall have received notice from the Borrowers to the Lenders prior to the date on which any payment is due hereunder that the Borrowers will not make such payment in full, the Administrative Agent may assume that the Borrowers have made such payment in full to the Administrative Agent on such date and the Administrative Agent may, in reliance upon such assumption, cause to be distributed to each Lender on such due date an amount equal to the amount then due such Lender. If and to the extent that the Borrowers shall not have made such payment in full to the Administrative Agent,

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each Lender shall repay to the Administrative Agent forthwith on demand such amount distributed to such Lender together with interest thereon (at the Federal Funds Rate for the first Business Day and thereafter at the rate applicable to Base Rate Loans) for each day from the date such amount is distributed to such Lender until the date such Lender repays such amount to the Administrative Agent.

(f) Except for payments and other amounts received by the Administrative Agent and applied in accordance with the provisions of clause (g) below (or required to be applied in accordance with Section 2.9 (Mandatory Prepayments)), all payments and any other amounts received by the Administrative Agent from or for the benefit of the Borrowers shall be applied as follows: first, to pay principal of, and interest on, any portion of the Loans the Administrative Agent may have advanced pursuant to the express provisions of this Agreement on behalf of any Lender, for which the Administrative Agent has not then been reimbursed by such Lender or the Borrowers, second, to pay all other Obligations then due and payable and third, as the Borrower Agent so designates. Payments in respect of Swing Loans received by the Administrative Agent shall be distributed to the Swing Loan Lender; payments in respect of Loans received by the Administrative Agent shall be distributed to each Lender in accordance with such Lender’s Ratable Portion; and all payments of fees and all other payments in respect of any other Obligation shall be allocated among such of the Lenders and Issuers as are entitled thereto and, for such payments allocated to the Lenders, in proportion to their respective Ratable Portions.

(g) The Borrowers hereby irrevocably waive the right to direct the application of any and all payments in respect of the Obligations and any proceeds of Collateral after the occurrence and during the continuance of an Event of Default and agree that during the continuance of an Event of Default, and notwithstanding clause (f) above, the Administrative Agent may in its sole discretion, and, upon either (A) the written direction of the Requisite Lenders or (B) the acceleration of the Obligations pursuant to Section 9.2 (Remedies), shall deliver a notice to each Deposit Account Bank and Control Account for each Approved Deposit Account and Approved Securities Intermediary (instructing them to cease complying with any instructions from any Loan Party and to transfer all funds therein to the Administrative Agent) and the Administrative Agent shall apply all payments in respect of any Obligations and all funds on deposit in any Cash Collateral Account and all other proceeds of Collateral in the following order:

(i) first, to pay interest on and then principal of any portion of the Loans that the Administrative Agent may have advanced on behalf of any Lender for which the Administrative Agent has not then been reimbursed by such Lender or the Borrowers;

(ii) second, to pay Secured Obligations in respect of any expense reimbursements or indemnities then due to the Administrative Agent;

(iii) third, to pay Secured Obligations in respect of any expense reimbursements or indemnities then due to the Lenders and the Issuers;

(iv) fourth, to pay Secured Obligations in respect of any fees then due to the Administrative Agent, the Lenders and the Issuers;

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(v) fifth, to pay interest then due and payable in respect of the Loans and Reimbursement Obligations;

(vi) sixth, to pay or prepay principal amounts on the Loans and Reimbursement Obligations, to provide cash collateral for outstanding Letter of Credit Undrawn Amounts in the manner described in Section 9.3 (Actions in Respect of Letters of Credit), and to pay Cash Management Obligations and amounts owing with respect to Hedging Contracts, ratably to the aggregate principal amount of such Loans, Reimbursement Obligations and Letter of Credit Undrawn Amounts, Cash Management Obligations and Obligations owing with respect to Hedging Contracts; and

(vii) seventh, to the ratable payment of all other Secured Obligations;

provided, however, that if sufficient funds are not available to fund all payments to be made in respect of any Secured Obligation described in any of clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) above, the available funds being applied with respect to any such Secured Obligation (unless otherwise specified in such clause) shall be allocated to the payment of such Secured Obligation ratably, based on the proportion of the Administrative Agent’s and each Lender’s or Issuer’s interest in the aggregate outstanding Secured Obligations described in such clauses; provided, however, that payments that would otherwise be allocated to the Lenders shall be allocated first to repay Protective Advances and Swing Loans pro rata until such Protective Advances and Swing Loans are paid in full and then to repay the Loans. The order of priority set forth in clauses (i), (ii), (iii), (iv), (v), (vi) and (vii) above may at any time and from time to time be changed by the agreement of all Lenders without necessity of notice to or consent of or approval by the Borrowers, any Secured Party that is not a Lender or Issuer or by any other Person that is not a Lender or Issuer. The order of priority set forth in clauses (i), (ii), (iii) and (iv) above may be changed only with the prior written consent of the Administrative Agent in addition to that of all Lenders.

(h) At the option of the Administrative Agent, principal on the Swing Loans, Reimbursement Obligations, interest, fees, expenses and other sums due and payable in respect of the Loans and Protective Advances may be paid from the proceeds of Swing Loans or the Revolving Loans unless the Borrowers make such payments on the next succeeding Business Day after the Borrower Agent receives written notice from the Administrative Agent requesting such payments. The Borrower hereby authorizes the Swing Loan Lender to make such Swing Loans pursuant to Section 2.3(a) (Swing Loans) and the Lenders to make such Loans pursuant to Section 2.2(a) (Borrowing Procedures) from time to time in the amounts of any and all principal payable with respect to the Swing Loans, Reimbursement Obligations, interest, fees, expenses and other sums payable in respect of the Loans and Protective Advances, and further authorizes the Administrative Agent to give the Lenders notice of any Borrowing with respect to such Swing Loans and the Revolving Loans and to distribute the proceeds of such Swing Loans and the Revolving Loans to pay such amounts. The Borrowers agree that all such Swing Loans and the Revolving Loans so made shall be deemed to have been requested by it (irrespective of the satisfaction of the conditions in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit), which conditions the Lenders irrevocably waive) and directs that all proceeds thereof shall be used to pay such amounts.

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Section 2.14 Special Provisions Governing Eurodollar Rate Loans

(a) Determination of Interest Rate

The Eurodollar Rate for each Interest Period for Eurodollar Rate Loans shall be determined by the Administrative Agent pursuant to the procedures set forth in the definition of “Eurodollar Rate.” The Administrative Agent’s determination shall be presumed to be correct and binding on the Loan Parties, absent manifest error.

(b) Interest Rate Unascertainable, Inadequate or Unfair

In the event that (i) the Administrative Agent reasonably determines that adequate and fair means do not exist for ascertaining the applicable interest rates by reference to which the Eurodollar Rate then being determined is to be fixed or (ii) the Requisite Lenders notify the Administrative Agent that the Eurodollar Rate for any Interest Period will not adequately reflect the cost to the Lenders of making or maintaining such Loans for such Interest Period, the Administrative Agent shall forthwith so notify the Borrower Agent and the Lenders, whereupon each Eurodollar Rate Loan shall automatically, on the last day of the current Interest Period for such Loan, convert into a Base Rate Loan and the obligations of the Lenders to make Eurodollar Rate Loans or to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended until the Administrative Agent shall notify the Borrower Agent that the Requisite Lenders have determined that the circumstances causing such suspension no longer exist.

(c) Increased Costs

If at any time any Lender reasonably determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order (other than any change by way of imposition or increase of reserve requirements included in determining the Eurodollar Rate) or the compliance by such Lender with any guideline, request or directive from any central bank or other Governmental Authority (whether or not having the force of law), shall have the effect of increasing the cost to such Lender of agreeing to make or making, funding or maintaining any Eurodollar Rate Loans, then the Borrowers shall from time to time, upon demand by such Lender (with a copy of such demand to the Administrative Agent), pay to the Administrative Agent for the account of such Lender additional amounts reasonably determined by such Lender to be sufficient to compensate such Lender for such increased cost. A certificate as to the amount of such increased cost, submitted to the Borrower Agent and the Administrative Agent by such Lender, shall be prima facie evidence of the amount of such increased costs.

(d) Illegality

Notwithstanding any other provision of this Agreement, if any Lender reasonably determines that the introduction of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the Effective Date shall make it unlawful, or any central bank or other Governmental Authority shall assert that it is unlawful, for any Lender or its Eurodollar Lending Office to make Eurodollar Rate Loans or to continue to fund or maintain Eurodollar Rate Loans, then, on notice thereof and demand therefor by such Lender to the Borrowers through the Administrative Agent, (i) the obligation of such Lender to make or to continue Eurodollar Rate Loans and to convert Base Rate Loans into Eurodollar Rate Loans shall be suspended, and each such Lender shall make a Base Rate Loan as part of any requested Borrowing of Eurodollar Rate Loans and (ii) if the affected Eurodollar Rate Loans are then outstanding, the Borrowers shall immediately convert each such Loan into a Base Rate Loan. If, at any time after a Lender gives notice under this clause (d), such Lender determines that it may lawfully make Eurodollar Rate Loans, such Lender shall promptly give notice of that

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determination to the Borrower Agent and the Administrative Agent, and the Administrative Agent shall promptly transmit the notice to each other Lender. The Borrowers’ right to request, and such Lender’s obligation, if any, to make Eurodollar Rate Loans shall thereupon be restored.

(e) Breakage Costs

In addition to all amounts required to be paid by the Borrowers pursuant to Section 2.10 (Interest), the Borrowers shall compensate each Lender, upon demand, for all losses, expenses and liabilities (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to fund or maintain such Lender’s Eurodollar Rate Loans to the Borrowers) that such Lender shall reasonably determine it has sustained (i) if for any reason (other than solely by reason of such Lender being a Non-Funding Lender) a proposed Borrowing, conversion into or continuation of Eurodollar Rate Loans does not occur on a date specified therefor in a Notice of Borrowing or a Notice of Conversion or Continuation given by the Borrower Agent or in a telephonic request by it for borrowing or conversion or continuation or a successive Interest Period does not commence after notice therefor is given pursuant to Section 2.11 (Conversion/Continuation Option), (ii) if for any reason any Eurodollar Rate Loan is prepaid (including mandatorily pursuant to Section 2.9 (Mandatory Prepayments)) on a date that is not the last day of the applicable Interest Period, (iii) as a consequence of a required conversion of a Eurodollar Rate Loan to a Base Rate Loan as a result of any of the events indicated in clause (d) above or (iv) as a consequence of any failure by the Borrowers to repay Eurodollar Rate Loans when required by the terms hereof. The Lender making demand for such compensation shall deliver to the Borrowers concurrently with such demand a written statement as to such losses, expenses and liabilities, and this statement shall be prima facie evidence as to the amount of compensation due to such Lender, absent manifest error.

Section 2.15 Capital Adequacy

If at any time any Lender reasonably determines that (a) the adoption of, or any change in or in the interpretation of, any law, treaty or governmental rule, regulation or order after the Effective Date regarding capital adequacy, (b) compliance with any such law, treaty, rule, regulation or order adopted or modified, or as to which interpretation has changed, after the Effective Date or (c) compliance with any guideline or request or directive from any central bank or other Governmental Authority (whether or not having the force of law) given after the Effective Date shall have the effect of reducing the rate of return on such Lender’s (or any corporation controlling such Lender’s) capital as a consequence of its obligations hereunder or under or in respect of any Letter of Credit to a level below that which such Lender or such corporation could have achieved but for such adoption, change, compliance or interpretation, then, upon demand from time to time by such Lender (with a copy of such demand to the Administrative Agent), the Borrowers shall pay to the Administrative Agent for the account of such Lender, from time to time as specified by such Lender, additional amounts reasonably determined by such Lender to be sufficient to compensate such Lender for such reduction. A certificate as to such amounts submitted to the Borrowers and the Administrative Agent by such Lender shall be prima facie evidence of such amounts.

Section 2.16 Taxes

(a) Except as otherwise provided in this Section 2.16 (Taxes), any and all payments by any Loan Party under each Financing Agreement to, or for the account of, any Lender, Issuer or the Administrative Agent shall be made free and clear of and without deduction

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for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding (i) in the case of each Lender, each Issuer and the Administrative Agent (A) taxes measured by its net income or net profits, and franchise taxes imposed on it, and similar taxes imposed by the jurisdiction (or any political subdivision thereof) under the laws of which such Lender, such Issuer or the Administrative Agent (as the case may be) is organized and (B) any U.S. withholding taxes payable with respect to payments under the Financing Agreements under laws (including any statute, treaty or regulation) in effect on the Effective Date (or, in the case of (x) an Eligible Assignee, the date of the Assignment and Acceptance, (y) a successor Administrative Agent, the date of the appointment of such Administrative Agent and (z) a successor Issuer, the date on which such Issuer becomes an Issuer) applicable to such Lender, such Issuer or the Administrative Agent, as the case may be, but not excluding any U.S. withholding taxes payable as a result of any change in such laws occurring after the Effective Date (or the date of such Assignment and Acceptance or the date of such appointment of such Administrative Agent or the date on which such Issuer becomes an Issuer), (ii) in the case of each Lender or each Issuer, taxes measured by its net income or net profits and franchise taxes imposed on it as a result of a present or former connection (other than a connection arising solely from this Agreement) between such Lender or such Issuer (as the case may be) and the jurisdiction of the Governmental Authority imposing such tax or any taxing authority thereof or therein, and (iii) any taxes, levies, imposts, deductions, charges or withholdings, or any liabilities with respect thereto, to the extent imposed as a result of the unreasonable failure of the Administrative Agent or a Lender, as applicable, to provide upon a timely written demand by the Borrower Agent to the Administrative Agent any certificates, documents or other evidence required to qualify for an exemption from, or reduced rate of, any such taxes, levies, imposts, deductions, charges or withholdings as required by the immediately following subsection (f) or (g) as the case may be to be furnished by the Administrative Agent or such Lender, as applicable (all such non-excluded taxes, levies, imposts, deductions, charges, withholdings and liabilities being hereinafter referred to as “Taxes”). If any Taxes shall be required by law to be deducted from or in respect of any sum payable under any Financing Agreement to any Lender, any Issuer or the Administrative Agent (w) the sum payable shall be increased as may be necessary so that, after making all required deductions (including deductions applicable to additional sums payable under this Section 2.16 (Taxes)), such Lender, such Issuer or the Administrative Agent (as the case may be) receives an amount equal to the sum it would have received had no such deductions been made, (x) the relevant Loan Party shall make such deductions, (y) the relevant Loan Party shall pay the full amount deducted to the relevant taxing authority or other authority in accordance with applicable Requirements of Law and (z) the relevant Loan Party shall deliver to the Administrative Agent evidence of such payment in accordance with Section 2.16(d).

(b) In addition, each Loan Party agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies of the United States or any political subdivision thereof or any applicable foreign jurisdiction, and all liabilities with respect thereto, in each case arising from any payment made under any Financing Agreement or from the execution, delivery or registration of, or otherwise with respect to, any Financing Agreement (collectively, “Other Taxes”). Each Loan Party authorizes the Administrative Agent to pay such Other Taxes in the name of such Loan Party and, for such purpose, to submit a Notice of Borrowing for Loans in the currency such Other Taxes are owed (or, if not available, in Dollars) (i) after the occurrence and during the continuance of any Event of Default and in respect of any event occurring on the Effective Date and (ii) otherwise, with the consent of such Loan Party, in the name of the Loan Party owing such Other Taxes and in an

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aggregate principal amount not to exceed all amounts owing in respect of such Other Taxes. If such a Notice of Borrowing is prepared by the Administrative Agent, the Borrowing corresponding thereto shall be made without regard to the conditions precedent set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) and the proceeds thereof shall be disbursed to the Administrative Agent in the name of the Borrowers and shall be used by the Administrative Agent solely to pay such Other Taxes (any excess thereof to be used to repay such Borrowing). The Administrative Agent may also make Swing Loans and Protective Advances to pay such Other Taxes in the name of such Loan Party and may pay such Other Taxes and seek separate reimbursement of such Other Taxes hereunder as a Secured Obligation, unless the Borrowers agree to pay such Other Taxes on the next succeeding Business Day after the Borrower Agent receives written notice from the Administrative Agent requesting such payments and evidence of such payments have been provided to the Administrative Agent.

(c) If any Loan Party shall fail to pay any Tax or Other Tax when due, then each Loan Party shall, jointly and severally, indemnify each Lender, each Issuer and the Administrative Agent for the full amount of such Taxes and Other Taxes (including any Taxes and Other Taxes imposed by any jurisdiction on amounts payable under this Section 2.16 (Taxes)) paid by such Lender, such Issuer or the Administrative Agent (as the case may be) and any liability (including for penalties, interest and reasonable expenses) arising therefrom or with respect thereto, whether or not such Taxes or Other Taxes were correctly or legally asserted. This indemnification shall be made within 10 days from the date such Lender, such Issuer or the Administrative Agent (as the case may be) makes written demand therefor.

(d) As soon as practical after the date of any payment of Taxes or Other Taxes by any Loan Party pursuant to this Section 2.16 (Taxes), the Borrower Agent or relevant Loan Party shall furnish to the Administrative Agent, at its address referred to in Section 11.8 (Notices, Etc.), a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.

(e) Without prejudice to the survival of any other agreement of any Loan Party hereunder or under the Guaranty, the agreements and obligations of such Loan Party contained in this Section 2.16 shall survive the payment in full of the Obligations.

(f) Each Non-U.S. Lender that is entitled to an exemption from U.S. withholding tax, or that is subject to such tax at a reduced rate under an applicable tax treaty, shall, (w) on or prior to the date on which such Non-U.S. Lender becomes a Lender, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Borrower Agent and the Administrative Agent, and (z) from time to time thereafter if requested by the Borrower Agent or the Administrative Agent, provide the Administrative Agent and the Borrower Agent with two completed originals of each of the following, as applicable: (A) Form W-8ECI (claiming exemption from U.S. withholding tax because the income is effectively connected with a U.S. trade or business) or any successor form, (B) Form W-8BEN (claiming exemption from, or a reduction of, U.S. withholding tax under an income tax treaty) or any successor form, (C) in the case of a Non-U.S. Lender claiming exemption under Sections 871(h) or 881(c) of the Code, a Form W-8BEN (claiming exemption from U.S. withholding tax under the portfolio interest exemption) or any successor form or (D) any other applicable form, certificate or document prescribed by the IRS certifying as to such Non-U.S. Lender’s entitlement to such exemption from U.S. withholding tax or reduced rate with respect to all payments to be made to such Non-U.S. Lender under the Financing Agreements.

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Unless the Borrower Agent and the Administrative Agent have received forms or other documents satisfactory to them indicating that payments under any Financing Agreement to or for a Non-U.S. Lender are not subject to U.S. withholding tax or are subject to such tax at a rate reduced by an applicable tax treaty, the Loan Parties and the Administrative Agent shall withhold amounts required to be withheld by applicable Requirements of Law from such payments at the applicable statutory rate.

(g) Each U.S. Lender shall, (w) on or prior to the date on which such U.S. Lender becomes a Lender, (x) on or prior to the date on which any such form or certification expires or becomes obsolete, (y) after the occurrence of any event requiring a change in the most recent form or certification previously delivered by it to the Borrower Agent and the Administrative Agent and (z) from time to time if requested by the Borrower Agent or the Administrative Agent, provide the Administrative Agent and the Borrower Agent with two completed originals of Form W-9 (certifying that such U.S. Lender is entitled to an exemption from U.S. backup withholding tax) or any successor form. Solely for purposes of this Section 2.16(f), a U.S. Lender shall not include a Lender, an Issuer or an Administrative Agent that may be treated as an exempt recipient based on the indicators described in Treasury Regulations section 1.6049-4(c)(1)(ii).

(h) Any Lender claiming any additional amounts payable pursuant to this Section 2.16 shall use its reasonable efforts (consistent with its internal policies and Requirements of Law) to change the jurisdiction of its Applicable Lending Office if the making of such a change would avoid the need for, or reduce the amount of, any such additional amounts that would be payable or may thereafter accrue and would not, in the sole determination of such Lender, be otherwise disadvantageous to such Lender.

Section 2.17 Substitution of Lenders; Mitigation

(a) In the event that (i)(A) any Lender makes a claim under Section 2.14(c) (Increased Costs) or 2.15 (Capital Adequacy), (B) it becomes illegal for any Lender to continue to fund or make any Eurodollar Rate Loan and such Lender notifies the Borrower Agent of such illegality pursuant to Section 2.14(d) (Illegality), (C) any Loan Party is required to make any payment pursuant to Section 2.16 (Taxes) that is attributable to a particular Lender or (D) any Lender becomes a Non-Funding Lender, and (ii) in the case of clause (i)(A), and (B) above, Requisite Lenders are not subject to such increased costs or illegality, payment or proceedings (any such Lender, an “Affected Lender”), the Borrowers may substitute any Lender or Lenders and, if reasonably acceptable to the Administrative Agent, one or more Eligible Assignees (a “Substitute Institution”) for such Affected Lender hereunder, after delivery of a written notice (a “Substitution Notice”) by the Borrowers to the Administrative Agent and the Affected Lender that the Borrowers intend to make such substitution.

(b) If the Substitution Notice was properly issued under this Section 2.17, the Affected Lender shall sell, and the Substitute Institution(s) shall purchase, all rights and claims of such Affected Lender under the Financing Agreements, and the Substitute Institution(s) shall assume, and the Affected Lender shall be relieved of, the Affected Lender’s Revolving Credit Commitments and all other prior unperformed obligations of the Affected Lender under the Financing Agreements (other than in respect of any damages which, pursuant to Section 11.5 Limitation of Liability, do not include exemplary or punitive damages, to the extent permitted by applicable Requirements of Law in respect of any such unperformed obligations). Such purchase and sale (and the corresponding assignment of all rights and claims hereunder) shall be recorded

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in the Register maintained by the Administrative Agent and shall be effective on (and not earlier than) the later of (i) the receipt by the Affected Lender of its Ratable Portion of the Revolving Credit Outstandings, together with any other Obligations owing to it, (ii) the receipt by the Administrative Agent of an agreement in form and substance reasonably satisfactory to it and the Borrower Agent whereby the Substitute Institution shall agree to be bound by the terms hereof, (iii) the payment in full to the Affected Lender in cash of all fees, unreimbursed costs and expenses and indemnities payable under the Financing Agreements which are accrued and unpaid through such effective date and (iv) the recording of such sale and purchase (and corresponding assignment) in the Register maintained by the Administrative Agent. Upon the effectiveness of such sale, purchase and assumption, the Substitute Institution shall become a “Lender” hereunder for all purposes of this Agreement having a Revolving Credit Commitment in the amount of such Affected Lender’s Revolving Credit Commitment assumed by it and such Revolving Credit Commitment of the Affected Lender shall be terminated; provided, however, that all indemnities under the Financing Agreements shall continue in favor of such Affected Lender.

(c) Each Lender agrees that, if it becomes an Affected Lender and its rights and claims are assigned hereunder to a Substitute Institution pursuant to this Section 2.17, it shall execute and deliver to the Administrative Agent an Assignment and Acceptance to evidence such assignment, together with any Revolving Credit Note (if such Loans are evidenced by a Revolving Credit Note) evidencing the Loans subject to such Assignment and Acceptance; provided, however, that the failure of any Affected Lender to execute an Assignment and Acceptance shall not render such assignment invalid.

Section 2.18 Facility Increase

(a) General. The Borrower Agent may request, in writing, at any time prior to the Revolving Credit Termination Date one or more increases of the Revolving Credit Commitments in a principal amount of up to $50,000,000 in the aggregate (the “Facility Increase”); provided, however, that such increase must be in a minimum principal amount of at least $25,000,000 and integral multiples of $1,000,000 in excess thereof and will only become effective if (i) the Borrower Agent shall have given the Administrative Agent at least 10 Business Days’ notice of its intention to effect a Facility Increase and the desired amount of such Facility Increase, (ii) no Default or Event of Default has occurred and is continuing, (iii) one or more Lenders agree to participate in such Facility Increase (or a financial institution or other entity that meets the definition of “Eligible Assignee” reasonably acceptable to the Administrative Agent and the Borrowers agree to accept an offer to commit to such increase as provided below) and (iv) the conditions precedent to a Borrowing set forth in Section 3.2 (Conditions Precedent to Each Loan and Letter of Credit) are satisfied as of such date.

(b) Procedures. The Borrowers shall offer such increase to (x) the existing Lenders (although no existing Lender shall be obligated to commit to such increase) or (y) other Eligible Assignees reasonably acceptable to the Administrative Agent, provided, however, that the minimum Revolving Credit Commitment of each such new Eligible Assignee accepting a Revolving Credit Commitment as part of such Facility Increase equals or exceeds $5,000,000, and such Lender or Eligible Assignee executes a Lender Joinder Agreement pursuant to which such Lender agrees to commit to all or a portion of such Facility Increase and, in the case of an Eligible Assignee, to be bound by the terms of this Agreement as a Lender. On the effective date provided for in such Lender Joinder Agreement providing for a Facility Increase (each a “Facility Increase Effective Date”), the Revolving Credit Commitments will be increased by the amount committed to by each Lender or Eligible Assignee on the Facility Increase Effective Date. In the

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event there are Lenders and Eligible Assignees that have committed to a Facility Increase in excess of the maximum amount requested (or permitted), then the Administrative Agent shall have the right to allocate such commitments on whatever basis the Administrative Agent determines is appropriate in consultation with the Borrower Agent.

(c) Funding of Facility Increase. On each Facility Increase Effective Date, each Lender and Eligible Assignee providing a portion of the Facility Increase shall transfer immediately available funds to the Administrative Agent in an amount equal to its Ratable Portion (after giving effect to such Facility Increase) of outstanding Loans. The Administrative Agent shall distribute such amount ratably among the Lenders.

Section 2.19 Appointment of Borrower Agent as Agent.

(a) Each Borrower hereby irrevocably appoints and constitutes Borrower Agent as its agent to request and receive Loans and Letters of Credit pursuant to this Agreement and the other Financing Agreements from the Administrative Agent or any Lender in the name or on behalf of such Borrower. The Administrative Agent and Lenders may disburse the Loans to such bank account of Borrower Agent or a Borrower or otherwise make such Loans to a Borrower and issue a Letter of Credit for the account of a Borrower as Borrower Agent may designate or direct, without notice to any other Borrower or Loan Party. Notwithstanding anything to the contrary contained herein, the Administrative Agent may at any time and from time to time require that Loans to or for the account of any Borrower be disbursed directly to an operating account of such Borrower.

(b) Borrower Agent hereby accepts the appointment by Borrowers to act as the agent of Borrowers pursuant to this Section 2.19.

(c) Borrower Agent shall ensure that the disbursement of any Loans to each Borrower requested by or paid to or for the account of the Borrowers, or the issuance of any Letters of Credit for a Borrower hereunder, shall be paid to or for the account of such Borrower.

(d) Each Borrower and other Guarantor hereby irrevocably appoints and constitutes Borrower Agent as its agent to receive statements on account and all other notices from the Administrative Agent and Lenders with respect to the Obligations or otherwise under or in connection with this Agreement and the other Financing Agreements.

(e) Any notice, election, representation, warranty, agreement or undertaking by or on behalf of any other Borrower or any Guarantor by Borrower Agent shall be deemed for all purposes to have been made by such Borrower or Guarantor, as the case may be, and shall be binding upon and enforceable against such Borrower or Guarantor to the same extent as if made directly by such Borrower or Guarantor.

(f) No purported termination of the appointment of Borrower Agent as agent as aforesaid shall be effective, except after ten (10) days’ prior written notice to the Administrative Agent.

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ARTICLE III

CONDITIONS PRECEDENT

Section 3.1 Conditions Precedent to Effective Date

The effectiveness of this Agreement shall be subject to the satisfaction or due waiver in accordance with Section 11.1 (Amendments, Waivers, Etc.) of each of the following conditions precedent (the date on which such conditions are satisfied or waived being herein called the “Effective Date”):

(a) Certain Documents. The Administrative Agent shall have received on or prior to the Effective Date (and, to the extent any Borrowing of any Eurodollar Rate Loans is requested to be made on the Effective Date, in respect of the Notice of Borrowing for such Eurodollar Rate Loans, at least three Business Days prior to the Effective Date) each of the following, each dated the Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent and in sufficient copies for each Lender:

(i) this Agreement, duly executed and delivered by the Borrowers and, for the account of each Lender requesting the same, a Revolving Credit Note of the Borrowers conforming to the requirements set forth herein;

(ii) the Guaranty, duly executed and delivered by Holdings and each Domestic Subsidiary (other than an Inactive Subsidiary) that has guaranteed the Term Loan Facility;

(iii) the Pledge and Security Agreement, duly executed and delivered by Holdings and each of its Domestic Subsidiaries;

(iv) the Master Assignment and Resignation Agreement, in substantially the form attached hereto as Exhibit O, duly executed by the Borrowers, the Guarantors, the Existing Agent under the Existing Credit Agreement Administrative Agent;

(v) Assignments of the mortgages delivered under the Existing Credit Agreement in favor of the Existing Agent for all of the owned Real Properties of the Loan Parties identified on Schedule 4.19 (Real Property) (except as may be agreed to by the Administrative Agent), together with down-date endorsements of existing title policies for each of the owned Real Properties in favor of the Administrative Agent insuring the mortgages as assigned by the assignments and copies of all other Mortgage Supporting Documents relating thereto available to the Borrowers;

(vi) a favorable opinion of (A) Alston & Bird LLP, counsel to the Loan Parties, in substantially the form of Exhibit G (Form of Opinion of Counsel for the Loan Parties) and (B) counsel to the Loan Parties in North Carolina and Virginia, in each case addressed to the Administrative Agent and the Lenders and addressing such other matters as any Lender through the Administrative Agent may reasonably request.

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(vii) a copy of the articles or certificate of incorporation (or equivalent Constituent Document) of each Loan Party, certified as of a recent date by the Secretary of State of the state of organization or formation of such Loan Party, in each case together with certificates of such official attesting to the good standing of each such Loan Party in such state, and certificates regarding the good standing of such Loan Parties issued by the Secretaries of State of the jurisdictions set forth on Schedule 3.1 (a)(vii) (Foreign Qualifications);

(viii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the names and true signatures of each officer of such Loan Party that has been authorized to execute and deliver any Financing Agreement or other document required hereunder to be executed and delivered by or on behalf of such Loan Party on or before the Effective Date, (B) the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification, (C) the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Agreement and the other Financing Agreements to which it is a party and (D) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to clause (vii) above;

(ix) certificates of insurance evidencing that the insurance policies required by Section 7.5 (Maintenance of Insurance) are in full force and effect, together with, unless otherwise agreed by the Administrative Agent, endorsements naming the Administrative Agent, on behalf of the Secured Parties, as an additional insured or loss payee under all liability and property insurance policies to be maintained with respect to the properties of the Borrowers and their Subsidiaries that constitute Collateral, subject to the Intercreditor Agreement; and

(x) a certificate of a Responsible Officer to the effect that (A) the representations and warranties set forth in Article IV (Representations and Warranties) and in the other Financing Agreements shall be true and correct in all material respects on and as of the Closing Date and shall be true and correct in all material respects on and as of any such date after the Closing Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; and (B) no Default or Event of Default shall have occurred and be continuing.

(xi) such other certificates, documents, agreements and information respecting any Loan Party as any Lender through the Administrative Agent may reasonably request.

(b) Fee and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders, as applicable, all fees and expenses (including reasonable and documented fees and expenses of counsel to the Administrative Agent) due and payable on or before the Effective Date (including all such fees described in the Fee Letter) under or in connection with this Agreement.

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(c) Consents, Etc. The Loan Parties shall have received all consents and authorizations required pursuant to any material Contractual Obligation with any other Person and shall have obtained all Permits of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow each Loan Party lawfully (i) to execute, deliver and perform, in all material respects, their respective obligations hereunder and under the Financing Agreements to which each of them, respectively, is, or shall on the Effective Date be, a party and each other agreement or instrument to be executed and delivered by each of them, respectively, pursuant thereto or in connection therewith, and (ii) to create and perfect the Liens on the Collateral to be owned by each of them.

(d) Minimum Excess Availability. On the Effective Date, Excess Availability shall not be less than $20,000,000 (after giving effect to Loans made hereunder).

(e) Material Adverse Effect. Since February 3, 2007, there shall not have occurred a Material Adverse Effect.

(f) Additional Matters. The Administrative Agent shall have received such additional documents, information and materials as any Lender, through the Administrative Agent, may reasonably request.

Section 3.2 Conditions Precedent to Each Loan and Letter of Credit

The obligation of each Lender on any date (including the Effective Date) to make any Loan and of each Issuer on any date (including the Effective Date) to Issue any Letter of Credit is subject to the satisfaction of each of the following conditions precedent:

(a) Request for Borrowing or Issuance of Letter of Credit. With respect to any Loan (other than Loans outstanding under the Existing Credit Agreement and being continued under this Agreement), the Administrative Agent shall have received a duly executed Notice of Borrowing (or, in the case of Swing Loans, a duly executed Swing Loan Request), and, with respect to any Letter of Credit, the Administrative Agent and the Issuer shall have received a duly executed Letter of Credit Request.

(b) Representations and Warranties; No Defaults. The following statements shall be true on the date of such Loan or Issuance, both immediately before and immediately after giving effect thereto and, in the case of any Loan, giving effect to the application of the proceeds thereof:

(i) the representations and warranties set forth in Article IV (Representations and Warranties) and in the other Financing Agreements shall be true and correct in all material respects on and as of the Effective Date and shall be true and correct in all material respects on and as of any such date after the Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct in all material respects as of such earlier date; and

(ii) no Default or Event of Default shall have occurred and be continuing.

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(c) Borrowing Base. After giving effect to the Loans or Letters of Credit requested to be made or Issued on any such date and the use of proceeds thereof, the Revolving Credit Outstandings shall not exceed the Maximum Credit at such time.

(d) No Legal Impediments. The making of the Loans or the Issuance of such Letter of Credit on such date does not violate any Requirement of Law on the date of or immediately following such Loan or Issuance of such Letter of Credit and is not enjoined, temporarily, preliminarily or permanently.

Each submission by the Borrower Agent to the Administrative Agent of a Notice of Borrowing or a Swing Loan Request and the acceptance by the Borrowers of the proceeds of each Loan requested therein, and each submission by the Borrowers to an Issuer of a Letter of Credit Request, and the Issuance of each Letter of Credit requested therein, shall be deemed to constitute a representation and warranty by the Borrowers as to the matters specified in clause (b) above on the date of the making of such Loan or the Issuance of such Letter of Credit.

Section 3.3 Determinations of Effective Date Borrowing Conditions

For purposes of determining compliance with the conditions specified in Section 3.1 (Conditions Precedent to Effective Date), each Lender shall be deemed to have consented to, approved, accepted or be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to the Lenders unless an officer of the Administrative Agent responsible for the transactions contemplated by the Financing Agreements shall have received notice from such Lender prior to the Borrowing on the Effective Date, borrowing of Swing Loans or Issuance or deemed Issuance hereunder specifying its objection thereto and such Lender shall not have made available to the Administrative Agent such Lender’s Ratable Portion of such Borrowing or Swing Loans.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

To induce the Lenders, the Issuers and the Administrative Agent to enter into this Agreement, each of Holdings and each Borrower represents and warrants each of the following to the Lenders, the Issuers and the Administrative Agent, on and as of the Effective Date and after giving effect to the making of the Loans and the other financial accommodations on the Effective Date and on and as of each date as required by Section 3.2(b)(i) (Conditions Precedent to Each Loan and Letter of Credit):

Section 4.1 Corporate Existence; Compliance with Law

Each Loan Party and its Subsidiaries (a) is duly organized or formed, validly existing and in good standing under the laws of the jurisdiction of its organization or formation, except where the failure to be so duly organized, validly existing and in good standing could not reasonably be expected to have a Material Adverse Effect, (b) is duly qualified to do business as a foreign entity and is in good standing under the laws of each jurisdiction where such qualification is necessary, except where the failure to be so qualified or in good standing could not reasonably be expected to, in the aggregate, have a Material Adverse Effect, (c) has all requisite power and authority and the legal right to own, pledge, mortgage and operate its properties, to lease the

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property it operates under lease and to conduct its business as now or currently proposed to be conducted, except where the failure to have such power and authority could not reasonably be expected to have a Material Adverse Effect, (d) is in compliance with all material provisions of its Constituent Documents and (e) is in compliance with all applicable Requirements of Law (including the Anti-Terrorism Order and the Patriot Act) except where the failure to be in compliance could not reasonably be expected to, in the aggregate, have a Material Adverse Effect.

Section 4.2 Corporate Power; Authorization; Enforceable Obligations

(a) The execution, delivery and performance by each Loan Party of the Financing Agreements to which it is a party and the consummation of the transactions contemplated thereby:

(i) are within such Loan Party’s powers as a corporation, limited liability company, partnership or other form of business entity;

(ii) have been or, at the time of delivery thereof, will have been duly authorized by all necessary corporate, limited liability company, partnership or similar action, including the consent of shareholders, partners and members where required;

(iii) do not and will not (A) contravene or violate such Loan Party’s Constituent Documents, except where such contravention or violation could not reasonably be expected to have a Material Adverse Effect, (B) violate any other Requirement of Law applicable to such Loan Party (including Regulations T, U and X of the Federal Reserve Board), or any order or decree of any Governmental Authority or arbitrator applicable to such Loan Party, except where such violation could not reasonably be expected to have a Material Adverse Effect, (C) conflict with or result in the breach of, or constitute a default under, or result in or permit the termination or acceleration of any material Contractual Obligation of such Loan Party, except where such conflict, breach, default, termination or acceleration could not reasonably be expected to have a Material Adverse Effect or (D) result in the creation or imposition of any Lien upon any property of such Loan Party, other than (x) those in favor of the Secured Parties pursuant to the Collateral Documents and (y) Liens permitted by Section 8.2(Liens, Etc.); and

(iv) do not require the consent of, authorization by, approval of, notice to, or filing or registration with, any Governmental Authority, other than those that have been or will be, prior to the Effective Date or on or prior to the date such Person becomes a Loan Party, obtained or made, and each of which is or will be, at the appropriate time, in full force and effect, except where failure to be in full force and effect could not reasonably be expected to have a Material Adverse Effect and, with respect to the Collateral, filings required to perfect the Liens created by the Collateral Documents.

(b) This Agreement has been, and each of the other Financing Agreements will have been upon delivery thereof pursuant to the terms of this Agreement, duly executed and delivered by each Loan Party party thereto. This Agreement is, and the other Financing Agreements will be, when delivered hereunder, the legal, valid and binding obligation of each Loan Party party thereto, enforceable against such Loan Party in accordance with its terms, subject to applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws affecting creditors’ rights and remedies and general principles of equity.

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Section 4.3 Ownership of Subsidiaries; Borrower Information

(a) Set forth on Schedule 4.3 (Ownership of Subsidiaries; Borrower Information) is a complete and accurate list showing, as of the date hereof, all Subsidiaries of the Loan Parties and, as to each such Subsidiary, the aggregate percentage of the outstanding Stock owned (directly or indirectly) by the Loan Parties. Except as set forth on such Schedule, no Stock of any Subsidiary of any Loan Party is as of the date hereof, subject to any outstanding option, warrant, right of conversion or purchase of any similar right. All of the outstanding Stock of each Subsidiary of the Loan Parties owned (directly or indirectly) by each Loan Party has been validly issued, is fully paid and non-assessable (to the extent applicable) and is owned by such Loan Party or a Subsidiary of such Loan Party, free and clear of all Liens (other than the Lien in favor of the Secured Parties created pursuant to the Pledge and Security Agreement and Liens permitted under Section 8.2).

(b) Each of C&W Outlet Inc., a New York corporation, ERL, Inc., a New Jersey corporation, and J. Crew Virginia, Inc., is an Inactive Subsidiary and does not and will not engage in any business or commercial activities and each does not and will not own or hold any assets or properties, except that J. Crew Virginia, Inc., a Virginia corporation, may engage in activities in connection with the issuance of gift cards and store credits for and on behalf of Borrowers. J. Crew Virginia, Inc. does not and will not engage in any other business or activity and does not and will not hold any assets or properties.

Section 4.4 Financial Statements

The Consolidated balance sheet of Holdings and its Subsidiaries as at February 3, 2007, and the related Consolidated statements of income, stockholders’ equity and cash flows of Holdings and its Subsidiaries for the Fiscal Year then ended, certified by the Borrowers’ Accountants, fairly present in all material respects, the Consolidated financial condition of Holdings and its Subsidiaries as at such dates and the Consolidated results of the operations of Holdings and its Subsidiaries for the period ended on such dates, all in conformity with GAAP.

Section 4.5 Material Adverse Effect

Since February 3, 2007, there have been no events or developments that, in the aggregate, have had a Material Adverse Effect.

Section 4.6 Solvency

Each Loan Party is and, upon the incurrence of any Obligation by such Loan Party on any date on which this representation and warranty is made, will be, Solvent.

Section 4.7 Litigation

Except as set forth on Schedule 4.7 (Litigation), there are no pending, or to the knowledge of Holdings or any of its Subsidiaries, threatened, actions, investigations or proceedings affecting any Loan Party or any of its Subsidiaries before any court, Governmental Authority or arbitrator other than those that, in the aggregate, could not reasonably be expected to

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have a Material Adverse Effect. The performance of any action by any Loan Party required or contemplated by any Financing Agreement is not restrained or enjoined (either temporarily, preliminarily or permanently).

Section 4.8 Taxes

Each Loan Party has timely filed all federal, state, local and foreign income and franchise and other material tax returns, reports and statements required to be filed and paid and discharged before the same have become delinquent, all lawful governmental claims, taxes, assessments, charges and levis, except (x) where contested in good faith by proper proceedings and adequate reserves thereof have been established on the books of such Loan Party in conformity with GAAP or (y) where the failure to pay and discharge such delinquent claims, taxes, assessments, charges and levies in the aggregate could not reasonably be expected to have a Material Adverse Effect.

Section 4.9 Full Disclosure

The written information prepared or furnished by or on behalf of any Loan Party in connection with this Agreement or the consummation of the transactions contemplated hereunder taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements contained therein or herein not misleading in any material respect in light of the circumstances in which the same were made.

Section 4.10 Margin Regulations

No Loan Party is engaged principally in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U of the Federal Reserve Board), and no proceeds of any Loan will be used to purchase or carry any such margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock in contravention of Regulation T, U or X of the Federal Reserve Board.

Section 4.11 No Defaults

No Default or Event of Default has occurred and is continuing.

Section 4.12 Investment Company Act

Neither Holdings nor any of its Subsidiaries is an “investment company” or an “affiliated person” of, or “promoter” or “principal underwriter” for, an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended.

Section 4.13 Use of Proceeds

The proceeds of the Loans and the Letters of Credit are being used by the Borrowers (and, to the extent distributed to them by the Borrowers, each other Loan Party) solely for working capital and general corporate purposes.

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Section 4.14 [Intentionally Omitted]

Section 4.15 Labor Matters

Neither Holdings nor any of its Subsidiaries is engaged in any unfair labor practice that would reasonably be expected to have a Material Adverse Effect. There is (a) no unfair labor practice complaint pending against Holdings or any of its Subsidiaries, before the National Labor Relations Board and no grievance or arbitration proceeding arising out of or under any collective bargaining agreement that is so pending against Holdings or any of its Subsidiaries and (b) no strike or work stoppage in existence involving Holdings or any of its Subsidiaries, except (with respect to any matter specified in clause (a) or (b) above) such as is not reasonably likely to have a Material Adverse Effect.

Section 4.16 ERISA

(a) As of the date hereof, there are no Title IV Plans or Multiemployer Plans.

(b) Each Benefit Plan, and each related trust thereunder, intended to qualify for tax-qualified status under Section 401 or 501 of the Code so qualifies, except where such failures, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(c) Except for those that could not reasonably be expected to, in the aggregate, have a Material Adverse Effect, (i) each Benefit Plan is in compliance in all material respects with applicable provisions of ERISA, the Code and other Requirements of Law, (ii) there are no existing or pending (or, to the knowledge of any Loan Party, threatened) claims (other than routine claims for benefits in the normal course), sanctions, actions, lawsuits or other proceedings or investigation involving any Benefit Plan to which any Loan Party incurs or otherwise has or could have an obligation or any liability and (iii) no ERISA Event is reasonably expected to occur.

(d) On the Effective Date no ERISA Event has occurred in connection with which obligations and liabilities (contingent or otherwise) remain outstanding.

Section 4.17 Environmental Matters

(a) No Loan Party or any Real Property is subject to any pending claim, order, proceeding or governmental investigation, nor to the knowledge of any Loan Party has any of the foregoing been threatened in writing, under or pursuant to Environmental Laws other than those that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

(b) No Real Property owned, operated or leased by any Loan Party is a treatment, storage or disposal facility requiring a Permit under the Resource Conservation and Recovery Act, 42 U.S.C. § 6901 et seq., the regulations thereunder or any state analog.

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Section 4.18 [Intentionally Omitted]

Section 4.19 Title; Real Property

(a) Each Loan Party has good and marketable title to, or valid leasehold interests in, all Real Property and good title or valid leasehold interests in, all personal property, in each case that is purported to be owned or leased by it, except where the failure to have such good and marketable title, or valid leasehold interests, could not reasonably be expected to have a Material Adverse Effect, and none of the Loan Parties’ properties and assets is subject to any Lien, except Liens permitted under Section 8.2 (Liens, Etc.).

(b) Set forth on Schedule 4.19 (Real Property) is, as of the date hereof, a complete and accurate list of all Real Property, including without limitation, all Leases of each Loan Party and its Subsidiaries and showing, as of the date hereof, the current street address (including, where applicable, county, state and other relevant jurisdictions), record owner or landlord (if leased) and, where applicable, lessee thereof.

(c) All Permits required to have been issued or appropriate to enable all Real Property of any Loan Party to be lawfully occupied and used for all of the purposes for which they are currently occupied and used have been lawfully issued and are in full force and effect, other than those that, in the aggregate, could not reasonably be expected to have a Material Adverse Effect.

Section 4.20 Credit Card Agreements.

Set forth in Schedule 4.20 (Credit Card Agreements) hereto is, as of the date hereof, a correct and complete list of all of the Credit Card Agreements between or among any Borrower or any of its Affiliates, on the one hand, the Credit Card Issuers, the Credit Card Processors and any of their Affiliates, on the other hand.

Section 4.21 Intercreditor Agreement

Exhibit N attaches the true, correct and complete copy of the Intercreditor Agreement which, as of the date hereof, has not been amended, modified or supplemented in any form since such May 15, 2006.

ARTICLE V

FINANCIAL COVENANTS

Each Loan Party agrees with the Lenders, the Issuers and the Administrative Agent to the following as long as any Obligation or any Revolving Credit Commitment remains outstanding, unless the Requisite Lenders otherwise consent in writing:

Section 5.1 Minimum Fixed Charge Coverage Ratio

At any time Excess Availability is less than $20,000,000, the Fixed Charge Coverage Ratio of Holdings and its Subsidiaries (on a Consolidated basis) for the immediately preceding four consecutive Fiscal Quarters (treated as a single account period) ending on the last

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day of the most recent Fiscal Quarter for which financial statements of Holdings and its Subsidiaries have been provided pursuant to Section 6.1(a) shall be not less than 1.10 to 1.00 with respect to such period.

ARTICLE VI

REPORTING COVENANTS

Each Loan Party agree with the Lenders, the Issuers and the Administrative Agent to each of the following, as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

Section 6.1 Financial Statements

Subject to Section 6.16 (Electronic Delivery of Information), the Borrower Agent shall furnish to the Administrative Agent each of the following:

(a) Quarterly Reports. Within 45 days after the end of the first three Fiscal Quarters of each Fiscal Year, an unaudited Consolidated balance sheet of Holdings and its Subsidiaries as of the close of such Fiscal Quarter and the related unaudited Consolidated statements of income and cash flow for such Fiscal Quarter and that portion of the Fiscal Year ending as of the close of such Fiscal Quarter, setting forth in comparative form, in the case of the statement of income, the figures for the corresponding period in the prior year, in each case certified by a Responsible Officer of Holdings as fairly presenting, in all material respects, the Consolidated financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations for the periods indicated in accordance with GAAP (subject to the absence of footnote disclosure and normal year-end audit adjustments).

(b) Annual Reports. Within 90 days after the end of each Fiscal Year, a Consolidated balance sheet of Holdings and its Subsidiaries as of the end of such Fiscal Year and related Consolidated statements of income and cash flows of Holdings and its Subsidiaries for such Fiscal Year, all prepared in conformity with GAAP and certified, in the case of such Consolidated Financial Statements, without qualification as to the scope of the audit or as to the Borrowers being a going concern by the Borrowers’ Accountants, together with the report of such accounting firm stating that (i) such Financial Statements fairly present, in all material respects, the Consolidated financial condition of Holdings and its Subsidiaries as at the dates indicated and the results of their operations and cash flow for the periods indicated in conformity with GAAP applied on a basis consistent with prior years (except for changes with which the Borrowers’ Accountants shall concur and that shall have been disclosed in the notes to the Financial Statements) and (ii) the examination by the Borrowers’ Accountants in connection with such Consolidated Financial Statements has been made in accordance with generally accepted auditing standards, and accompanied by a certificate stating, and subject to Statement on Auditing Standards 62, that in the course of the regular audit of the business of the Holdings and its Subsidiaries such accounting firm has obtained no knowledge that a Default or Event of Default in respect of the financial covenants contained in Article V (Financial Covenants) has occurred and is continuing, or, if in the opinion of such accounting firm, a Default or Event of Default has occurred and is continuing in respect of such financial covenants, a statement as to the nature thereof.

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(c) Compliance Certificate. Together with each delivery of any Financial Statement pursuant to clause (a) or (b) above, a certificate of a Responsible Officer of the Borrowers (each, a “Compliance Certificate”) (i) showing in reasonable detail the calculations used in determining the Quarterly Excess Availability (for purposes of determining the Applicable Margin) and demonstrating compliance with the financial covenant contained in Article V (Financial Covenants) but only if and to the extent compliance with such financial covenant was required during the applicable period and (ii) stating that no Default or Event of Default has occurred and is continuing or, if a Default or an Event of Default has occurred and is continuing, stating the nature thereof and the action that the Borrowers propose to take with respect thereto.

(d) Business Plan. Within 60 days after the end of each Fiscal Year, the annual business plan of Holdings and its Subsidiaries for the next succeeding Fiscal Year prepared on a Consolidated basis for each Fiscal Quarter in such Fiscal Year which shall include a Consolidated balance sheet and income statement and statement of cash flows for Holdings and its Subsidiaries for each such Fiscal Quarter.

Section 6.2 Default Notices

As soon as practicable, and in any event within five Business Days after a Responsible Officer of any Loan Party has actual knowledge of the existence of any (A) Default, Event of Default or other event having had, or having any reasonable likelihood of causing, or resulting in, a Material Adverse Effect or (B) any “Default”, “Event of Default (as such terms are defined under the Term Loan Facility) or other event having had, or having any reasonable likelihood of causing, or resulting in, a “Material Adverse Effect” (as such term is defined under the Term Loan Facility), in each case in clauses (A) and (B) above, the Borrowers shall give the Administrative Agent notice specifying the nature of such Default or Event of Default or other event, including the anticipated effect thereof, which notice, if given by telephone, shall be promptly confirmed in writing on the next Business Day.

Section 6.3 Litigation

Subject to Section 6.16 (Electronic Delivery of Information), promptly after the commencement thereof, the Borrower Agent shall give the Administrative Agent written notice of the commencement of all actions, suits and proceedings before any domestic or foreign Governmental Authority or arbitrator affecting any Loan Party that (i) seeks injunctive or similar relief or (ii) exposes such Loan Party to liability that, in the case of either clause (i) or (ii), could reasonably be expected to have a Material Adverse Effect.

Section 6.4 [Intentionally Omitted]

Section 6.5 SEC Filings

Subject to Section 6.16 (Electronic Delivery of Information), promptly after the sending or filing thereof, the Borrower Agent shall send the Administrative Agent copies of (a) all reports that Holdings sends to its security holders generally, and (b) all reports and registration statements that any Loan Party files with the Securities and Exchange Commission or any national or foreign securities exchange or the National Association of Securities Dealers, Inc.

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Section 6.6 Labor Relations

Subject to Section 6.16 (Electronic Delivery of Information), promptly after becoming aware of the same, the Borrower Agent shall give the Administrative Agent written notice of (a) any material labor dispute to which any Loan Party is or may become a party, including any strikes, lockouts or other disputes relating to any of such Person’s plants and other facilities, and (b) any Worker Adjustment and Retraining Notification Act or related liability incurred with respect to the closing of any plant or other facility of any such Person, in each case in clause (a) and (b) that could reasonably be expected to have a Material Adverse Effect.

Section 6.7 Tax Returns

Upon the request of any Lender, through the Administrative Agent, the Borrower Agent shall provide copies of all federal, state, local and foreign tax returns and reports filed by any Loan Party in respect of taxes measured by income (excluding sales, use, property and like taxes).

Section 6.8 Insurance

As soon as is practicable and in any event by the last day of each Fiscal Year, the Borrower Agent shall furnish the Administrative Agent evidence, reasonably satisfactory to the Administrative Agent of all material insurance coverage maintained by the Loan Parties.

Section 6.9 ERISA Matters

The Borrower Agent shall furnish the Administrative Agent each of the following:

(a) promptly and in any event within 30 days after any Loan Party or any ERISA Affiliate knows or has reason to know that any ERISA Event has occurred, written notice describing such event; and

(b) promptly and in any event within 10 days after any ERISA Affiliate knows or has reason to know that a request for a minimum funding waiver under Section 412 of the Code has been filed with respect to any Title IV Plan or Multiemployer Plan, a written statement of a Responsible Officer of the Borrower Agent describing such ERISA Event or waiver request and any action, that any ERISA Affiliate proposes to take with respect thereto, together with a copy of any notice filed with the PBGC or the IRS pertaining thereto.

Section 6.10 Environmental Matters

Subject to Section 6.16 (Electronic Delivery of Information), the Borrower Agent shall provide the Administrative Agent promptly and in any event within 10 days after any Loan Party learning of any of the following, written notice of each of the following:

(a) that any Loan Party is or may be liable to any Person as a result of a Release or threatened Release that could reasonably be expected to subject such Loan Party to Environmental Liabilities and Costs which could reasonably be expected to have a Material Adverse Effect;

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(b) the receipt by any Loan Party of notification that any real or personal property of such Loan Party is or is reasonably likely to be subject to any Environmental Lien that could reasonably be expected to have a Material Adverse Effect;

(c) the receipt by any Loan Party of any notice of violation of or potential liability under, or knowledge by such Loan Party that there exists a condition that could reasonably be expected to result in a violation of or liability under, any Environmental Law, except for violations and liabilities the consequence of which, in the aggregate, could not reasonably be expected to subject the Loan Parties collectively to Environmental Liabilities and Costs which could reasonably be expected to have a Material Adverse Effect;

(d) the commencement of any judicial or administrative proceeding or investigation alleging a violation of or liability under any Environmental Law, that, in the aggregate, could reasonably be expected to subject the Loan Parties collectively to Environmental Liabilities and Costs which could reasonably be expected to have a Material Adverse Effect;

(e) upon written request by any Lender through the Administrative Agent, a report providing an update of the status of any environmental, health or safety compliance, hazard or liability issue identified in any notice or report delivered pursuant to this Agreement.

Section 6.11 Borrowing Base Determination

(a) Borrower Agent shall provide Administrative Agent with the following documents in a form reasonably satisfactory to Administrative Agent as soon as possible after the end of each fiscal month (but in any event within fifteen (15) Business Days after the end thereof) so long as no Default or Event of Default exists and Excess Availability shall be greater than $20,000,000 (and more frequently as Administrative Agent may require at any time a Default or Event of Default exists or Excess Availability is less than $20,000,000), a Borrowing Base Certificate setting forth the calculation of the Borrowing Base as of the last Business Day of the immediately preceding applicable period as to the Accounts and Eligible Inventory, duly completed and executed by a Responsible Officer of the Borrower Agent, together with all schedules required pursuant to the terms of the Borrowing Base Certificate duly completed;

(b) The Borrowers shall conduct, or shall cause to be conducted, at their reasonable expense and upon request of the Administrative Agent, and present to the Administrative Agent for approval, updates to the Initial Inventory Appraisal that shall be in form and substance and from third-party appraisers reasonably acceptable to the Administrative Agent (the “Updated Inventory Appraisal”) for the purpose of determining the amount of the Borrowing Base attributable to Inventory; provided, however, that as long as no Default or Event of Default exists and is continuing and as long as Excess Availability is greater than $20,000,000, the Borrowers shall not be required to conduct Updated Inventory Appraisals more than (x) 0 times in any period of 12 consecutive months if no Obligations are outstanding under this Facility, (y) once in any period of 12 consecutive months if Obligations are outstanding under this Facility, and (z) twice in any period of 12 consecutive months if Excess Availability is less than $20,000,000;

(c) The Administrative Agent may carry out investigations and reviews of each Loan Parties’ property at the reasonable expense of the Borrowers (including field audits conducted by the Administrative Agent) (“Field Examination”); provided, however, that as long as no Default or Event of Default exists and is continuing and as long as Excess Availability is

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greater than $20,000,000, the Administrative Agent shall carry out Field Examinations, no more than (x) 0 times in any period of 12 consecutive months if no Obligations are outstanding under this Facility, (y) one time in any period of 12 consecutive months if Obligations are outstanding under this Facility, and (z) twice in any period of 12 consecutive months if Excess Availability is less than $20,000,000. The Borrowers shall furnish to the Administrative Agent any information that the Administrative Agent may reasonably request regarding the determination and calculation of the Borrowing Base including correct and complete copies of any invoices, underlying agreements, instruments or other documents and the identity of all Account Debtors in respect of Accounts referred to therein.

(d) Concurrent with delivery to the agent under the Term Loan Facility, or at any time as Administrative Agent may request at Borrowers’ expense on or after an Event of Default has occurred and is continuing, deliver or cause to be delivered to Administrative Agent written appraisals as to the Intellectual Property.

(e) Nothing contained in any Borrowing Base Certificate shall be deemed to limit, impair or otherwise affect the rights of the Administrative Agent contained herein and in the event of any conflict or inconsistency between the calculation of the Borrowing Base as set forth in any Borrowing Base Certificate and as determined by Administrative Agent in its good faith, the determination of Administrative Agent shall govern and be conclusive and binding upon Borrowers and Guarantors, absent manifest error. Without limiting the foregoing, Borrowers shall furnish to Administrative Agent any information which Administrative Agent may reasonably request regarding the determination and calculation of any of the amounts set forth in any Borrowing Base Certificate. The Borrowing Base may be adjusted based on the information set forth in the reports received by Administrative Agent pursuant to Section 6.11(a)(i) above.

Section 6.12 [Intentionally Omitted]

Section 6.13 Tax Reporting

In the event that any of the Borrowers determines that it intends to treat any of the Loans, the Letters of Credit, or the related transactions contemplated hereby as a “reportable transaction” within the meaning of Treasury Regulation Section 1.6011-4, the Borrower Agent shall give the Administrative Agent written notice thereof and shall deliver to the Administrative Agent all IRS forms required in connection therewith.

Section 6.14 New Collateral Locations

Each Loan Party may only open any new location within the continental United States provided such Loan Party (a) gives Administrative Agent ten (10) days prior written notice of the intended opening of any such new location and (b) executes and delivers, or causes to be executed and delivered, to Administrative Agent such agreements, documents, and instruments as Administrative Agent may deem reasonably necessary or desirable to protect its interests in the Collateral at such location; provided, that, without limiting the obligations of Borrowers and Guarantors pursuant to Section 7.1 (Preservation of Corporate Existence, Etc.) hereof or otherwise hereunder, the Loan Parties shall not be required to comply with the foregoing conditions with respect to the opening by them of any new retail or factory store locations.

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Section 6.15 Other Information

The Borrowers shall provide the Administrative Agent or any Lender with such other information respecting the business, properties, condition, financial or otherwise, or operations of Holdings, the Borrowers or any Subsidiary of the Borrowers as the Administrative Agent or such Lender may from time to time reasonably request.

Section 6.16 Electronic Delivery of Information

(a) The Borrowers may deliver documents, materials and other information required to be delivered pursuant to Article VI (collectively, “Information”) in an electronic format acceptable to the Administrative Agent by e-mailing any such Information to an e-mail address of the Administrative Agent as specified by the Administrative Agent to the Borrower Agent from time to time. Any Information provided in such manner shall only be deemed to have been delivered to the Administrative Agent and the Lenders on the date on which the Administrative Agent posts such Information on the Borrowers’ behalf (which the Administrative Agent agrees to do promptly upon receipt from the Borrower Agent) on an internet or intranet website to which each Lender and the Administrative Agent has access, whether a commercial, third-party website (such as Intralinks or SyndTrak) or a website sponsored by the Administrative Agent.

(b) In addition, the Borrowers may deliver Information required to be delivered pursuant to this Article VI, by posting any such Information to Holding’s internet website (as of the Agreement Date, www.jcrew.com). Any such Information provided in such manner shall only be deemed to have been delivered to the Administrative Agent or a Lender on the date on which the Administrative Agent or such Lender, as applicable, receives notice from the Borrower that such Information has been posted to the Borrower’s internet website. In addition to any manner permitted by Section 11.8, the Borrower may notify the Administrative Agent or a Lender that Information has been posted to such a website by causing an e-mail notification to be sent to an e-mail address specified from time to time by the Administrative Agent or such Lender, as applicable.

(c) Notwithstanding anything in this Section to the contrary, the obligations of the Borrowers to deliver (i) the financial statements referred to in Sections 6.1(a) and (b) shall be satisfied when Holdings files its Form 10-Q and 10-K, respectively, with the Securities and Exchange Commission, (ii) notices required under Section 6.3, 6.6 or 6.10 shall be satisfied when Holdings files a Form 8-K with the Securities and Exchange Commission regarding the matters referred to in such Section, and (iii) the reports required to be delivered under Section 6.5 shall be satisfied to the extent Holdings files such reports with the Securities and Exchange Commission.

ARTICLE VII

AFFIRMATIVE COVENANTS

Each Loan Party agrees with the Lenders, the Issuers and the Administrative Agent to each of the following, as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

Section 7.1 Preservation of Corporate Existence, Etc.

Each Loan Party shall preserve and maintain its legal existence, except as permitted by Section 8.4.

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Section 7.2 Compliance with Laws, Etc.

Each Loan Party shall comply with all applicable Requirements of Law and Permits, except where the failure so to comply could not reasonably be expected to, in the aggregate, have a Material Adverse Effect.

Section 7.3 Conduct of Business

From and after the Effective Date, no Loan Party shall, nor shall it permit any of its Subsidiaries to, engage in any business other than the businesses engaged in by the Loan Parties on the Effective Date, and any business reasonably incidental, related, ancillary or complimentary thereto.

Section 7.4 Payment of Taxes, Etc.

Each Loan Party shall pay and discharge before the same shall become delinquent, all lawful governmental claims, taxes, assessments, charges and levies, except (x) where contested in good faith, by proper proceedings and adequate reserves therefor have been established on the books of such Loan Party in conformity with GAAP or (y) where the failure to pay and discharge of such delinquent claims, taxes, assessments, charges and levies could not reasonably be expected to have a Material Adverse Effect.

Section 7.5 Maintenance of Insurance

Each Loan Party shall (a) maintain or cause to be maintained insurance with financially sound and reputable insurance companies or associations in such amounts and covering such risks as is usually carried by companies engaged in similar businesses and owning similar properties in the same general areas in which the Loan Party operates, and, in any event, all insurance required by any Collateral Documents and (b) cause all property and liability insurance relating to Holdings or any other Loan Party to name the Administrative Agent on behalf of the Secured Parties as additional insured or loss payee, as appropriate, and to provide that no cancellation, or material decrease in coverage shall be effective with respect to the Administrative Agent and the Lenders until after 30 days’ written notice thereof to the Administrative Agent. Without limiting the generality of the foregoing, Holdings shall maintain or cause to be maintained replacement value casualty insurance on the Collateral under such policies of insurance, with such insurance companies, in such amounts, with such deductibles, and covering such risks as are at all times carried or maintained under similar circumstances by Persons established reputation engaged in similar businesses.

Section 7.6 Access

Each Loan Party shall from time to time permit the Administrative Agent, or any agents or representatives thereof, upon at least two Business Days prior written notification of the same (except that during the continuance of an Event of Default, no such notice shall be required) to (a) examine and make copies of and abstracts from the records and books of account of each

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Loan Party, (b) visit the properties of each Loan Party, (c) discuss the affairs, finances and accounts of each Loan Party with any officer or director of such Loan Party and (d) communicate directly with any certified public accountants (including the Borrowers’ Accountants).

Section 7.7 Keeping of Books

Each Loan Party shall keep proper books of record and account in conformity with GAAP of all financial transactions and the assets and business of each Loan Party.

Section 7.8 Maintenance of Properties, Etc.

Each Loan Party shall maintain and preserve (a) in good working order and condition all of its properties necessary in the conduct of its business, (b) all rights, permits, licenses, approvals and privileges (including all Permits) used or useful or necessary in the conduct of its business and (c) all registered patents, trademarks, trade names, copyrights and service marks with respect to its business, except where failure to so maintain and preserve the items set forth in clauses (a), (b) and (c) above could not reasonably expected to, in the aggregate, have a Material Adverse Effect.

Section 7.9 Application of Proceeds

The Borrowers (and, to the extent distributed to them by the Borrowers, each Loan Party) shall use the entire amount of the proceeds of the Loans as provided in Section 4.13 (Use of Proceeds).

Section 7.10 Environmental

Each Loan Party shall comply with all Environmental Laws except where the failure to comply with such Environmental Laws could not reasonably be expected to have a Material Adverse Effect, and, without limiting the foregoing, the Borrowers shall, at their sole cost and expense, upon receipt of any notification or otherwise obtaining knowledge of any Release or other event that has any reasonable likelihood of any Loan Party incurring Environmental Liabilities and Costs which could reasonably be expected to have a Material Adverse Effect, take such Remedial Action and undertake such investigation or other action as required by Environmental Laws or as any Governmental Authority requires or as is appropriate and consistent with good business practice to address the Release or event and otherwise ensure compliance with Environmental Laws as required by this Section.

Section 7.11 Additional Collateral and Guaranties

To the extent not delivered to the Administrative Agent on or before the Effective Date (including in respect of after-acquired property and Persons that become Subsidiaries of any Loan Party after the Effective Date), each Loan Party shall promptly do each of the following, unless otherwise agreed by the Administrative Agent:

(a) deliver to the Administrative Agent such duly-executed supplements and amendments to the Guaranty (or, in the case of any Subsidiary of any Loan Party that is not a Domestic Subsidiary or that holds shares in any Person that is not a Domestic Subsidiary, foreign guarantees and related documents), in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent reasonably determines are necessary in

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order to ensure that each Subsidiary of each Loan Party that has entered into Guaranty Obligations in respect of the Indebtedness of any Loan Party owing under the Term Loan Facility or any other Person that has entered into any such Guaranty Obligations guaranties, as primary obligor and not as surety, the full and punctual payment when due of the Obligations or any part thereof; provided, however, in no event shall any Excluded Foreign Subsidiary be required to guaranty the payment of the Obligations unless the Borrower Agent and the Administrative Agent otherwise agree and; provided, further, the terms of this clause (a) shall only apply to Material Domestic Subsidiaries of the Loan Parties solely after the satisfaction in full of all of the obligations outstanding under the Term Loan Facility and the Borrower Agent has provided the Administrative Agent evidence of the termination of such Term Loan Facility;

(b) deliver to the Administrative Agent such duly-executed joinder and amendments to the Pledge and Security Agreement and, if applicable, other Collateral Documents (or, in the case of any such Subsidiary of any Loan Party that is not a Domestic Subsidiary or that holds shares in any Person that is not a Domestic Subsidiary, foreign charges, pledges, security agreements and other Collateral Documents), in each case in form and substance reasonably satisfactory to the Administrative Agent and as the Administrative Agent deems necessary or advisable in order to (i) effectively grant to the Administrative Agent, for the benefit of the Secured Parties, a valid, perfected and enforceable first-priority security interest in the Stock and Stock Equivalents and other debt Securities owned by any Loan Party or any Subsidiary of any Loan Party that has entered into Guaranty Obligations in respect of the Indebtedness of any Loan Party made under the Term Loan Facility or any other Person that has entered into any such Guaranty Obligations and (ii) effectively grant to the Administrative Agent, for the benefit of the Secured Parties, a valid, perfected and enforceable first-priority security interest in all property interests and other assets of any Loan Party or any Subsidiary of any Loan Party that has entered into Guaranty Obligations in respect of the Indebtedness of any Loan Party made under the Term Loan Facility or any other Person that has entered into any such Guaranty Obligations; provided, however, in no event shall (x) any Loan Party or any of its Subsidiaries, individually or collectively, be required to pledge in excess of 66% of the outstanding Voting Stock of any Excluded Foreign Subsidiary or (y) any assets of any Excluded Foreign Subsidiary be required to be pledged, unless the Borrower and the Administrative Agent otherwise agree and; provided, further, the terms of this clause (b) shall only apply to Material Domestic Subsidiaries of the Loan Parties solely after the satisfaction in full of all of the obligations outstanding under the Term Loan Facility and the Borrower Agent has provided the Administrative Agent evidence of the termination of such Term Loan Facility;

(c) deliver to the Administrative Agent all certificates, instruments and other documents representing all Pledged Stock, Pledged Debt Instruments and all other Stock, Stock Equivalents and other debt Securities being pledged pursuant to the joinders, amendments and foreign agreements executed pursuant to clause (b) above, together with (i) in the case of certificated Pledged Stock and other certificated Stock and Stock Equivalents, undated stock powers endorsed in blank and (ii) in the case of Pledged Debt Instruments and other certificated debt Securities, endorsed in blank, in each case executed and delivered by a Responsible Officer of such Loan Party or such Subsidiary thereof, as the case may be;

(d) to take such other actions necessary or advisable to ensure the validity or continuing validity of the guaranties required to be given pursuant to clause (a) above or to create, maintain or perfect the security interest required to be granted pursuant to clause (b) above, including the filing of UCC financing statements in such jurisdictions as may be required by the Collateral Documents or by law or as may be reasonably requested by the Administrative Agent; and

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(e) if requested by the Administrative Agent, deliver to the Administrative Agent legal opinions relating to the matters described above, which opinions shall be in form and substance, and from counsel, reasonably satisfactory to the Administrative Agent.

Section 7.12 Control Accounts; Approved Deposit Accounts

(a) Each Loan Party may establish or maintain any Deposit Account (including, maintaining or establishing certain Deposit Accounts for the purposes of receiving store receipts from a retail store location of a Borrower, collectively, the “Store Accounts” and each individually, a “Store Account”); provided, however, each Loan Party shall (i) deposit all cash it receives, including, without limitation, all proceeds from sales of Inventory (including, without limitation, all amounts payable to each Borrower from Credit Card Issuers and Credit Card Processors and all other proceeds of Collateral) in every form, cash, checks, credit card sales drafts, credit card sales or charge slips or receipts and other forms of daily store receipts, from each retail store location of such Borrower into an Approved Deposit Account of such Borrower on each Business Day and (ii) not establish or maintain any Securities Account that is not a Control Account; provided, further, notwithstanding the foregoing, each Loan Party may maintain credit balances in Store Accounts, or other accounts that are not Approved Deposit Accounts, so long as the aggregate balance in all such accounts does not exceed $10,000,000.

(b) Each Loan Party shall (i) instruct each Account Debtor or other Person obligated to make a payment to any of them under any Account to make payment, or to continue to make payment, to an Approved Deposit Account and (ii) deposit in an Approved Deposit Account immediately upon receipt all Proceeds of such Accounts received by any Loan Party from any other Person.

(c) In the event (i) any Loan Party or any Deposit Account Bank shall, after the date hereof, terminate an agreement with respect to the maintenance of an Approved Deposit Account for any reason, (ii) the Administrative Agent shall demand such termination as a result of the failure of a Deposit Account Bank to comply with the terms of the applicable Deposit Account Control Agreement or (iii) the Administrative Agent determines in its sole discretion that the financial condition of a Deposit Account Bank has materially deteriorated, each Loan Party notify all of their respective obligors that were making payments to such terminated Approved Deposit Account to make all future payments to another Approved Deposit Account.

(d) In the event (i) any Loan Party or any Approved Securities Intermediary shall, after the date hereof, terminate an agreement with respect to the maintenance of a Control Account for any reason, (ii) the Administrative Agent shall demand such termination as a result of the failure of an Approved Securities Intermediary to comply with the terms of the applicable Securities Account Control Agreement or (iii) the Administrative Agent determines in its sole discretion that the financial condition of an Approved Securities Intermediary has materially deteriorated, each Loan Party shall notify all of its obligors that were making payments to such terminated Control Account to make all future payments to another Control Account.

(e) The Administrative Agent may establish one or more Cash Collateral Accounts with such depositaries and Securities Intermediaries as it in its sole discretion shall determine; provided, however, that no Cash Collateral Account shall be established (i) with

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respect to the assets of any Excluded Foreign Subsidiary and (ii) except as expressly permitted elsewhere in this Agreement, if an Event of Default has not occurred and is continuing or Excess Availability is not less than $20,000,000. Each Borrower agrees that each such Cash Collateral Account shall meet the requirements of the definition of “Cash Collateral Account”. Without limiting the foregoing, funds on deposit in any Cash Collateral Account may be invested (but the Administrative Agent shall be under no obligation to make any such investment) in Cash Equivalents at the direction of the Administrative Agent and, except during the continuance of an Event of Default, the Administrative Agent agrees with the Borrowers to issue Entitlement Orders for such investments in Cash Equivalents as requested by the Borrower; provided, however, that the Administrative Agent shall not have any responsibility for, or bear any risk of loss of, any such investment or income thereon. No Loan Party and no Person claiming on behalf of or through any Loan Party shall have any right to demand payment of any funds held in any Cash Collateral Account at any time prior to the termination of all outstanding Letters of Credit and the payment in full of all then outstanding and payable monetary Obligations. The Administrative the Administrative Agent shall apply all funds on deposit in a Cash Collateral Account as provided in Section 2.13(g).

(f) The requirements of this Section 7.12 shall not apply to any Excluded Foreign Subsidiary.

Section 7.13 Collateral Access Agreements, Bailee’s Letters and Credit Card Acknowledgments

Each Loan Party (other than Holdings) shall, within 30 days after the Effective Date (or such later date as shall be acceptable to the Administrative Agent in its sole discretion), deliver to the Administrative Agent copies of notices sent by the applicable Loan Party to the other parties to the Collateral Access Agreements, Bailee’s Letters and Credit Card Acknowledgements in effect on the Effective Date and, set forth on Schedule 7.13, notifying such parties of the resignation of the Existing Agent and the amendment and restatement of the Existing Credit Agreement.

Section 7.14 Real Property

(a) Each Loan Party shall (i) comply with all of their respective obligations under all of their respective Leases now or hereafter held respectively by them, including the Leases set forth on Schedule 4.19 (Real Property) except where the failure to comply could reasonably be expected to have a Material Adverse Effect, (ii) not assign or sublet any other Lease if such assignment or sublet could reasonably be expected to have a Material Adverse Effect, and (iii) provide the Administrative Agent with a copy of each notice of default under any Lease that could reasonably be expected to have a Material Adverse Effect received by any Loan Party within 2 Business Days receipt thereof and deliver to the Administrative Agent a copy of each notice of default sent by a Loan Party under any Lease simultaneously with its delivery of such notice under such Lease.

(b) Promptly upon any Borrower or any Guarantor acquiring any owned Real Property with a Fair Market Value in excess of $5,000,000 (“Material Real Property”), the Borrower Agent shall provide the Administrative Agent written notice thereof and, upon written request of the Administrative Agent, such Borrower or Guarantor shall provide a Phase I environmental report on such Real Property.

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(c) To the extent not previously delivered to the Administrative Agent, upon written request of the Administrative Agent, the Borrowers shall, and shall cause each Subsidiary Guarantor to, execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, promptly and in any event not later than 45 days after receipt of such notice, a Mortgage on any Real Property owned (as opposed to leased by) the Loan Parties together with (i) if requested by the Administrative Agent and such Material Real Property is located in the United States, all Mortgage Supporting Documents relating thereto or (ii) otherwise, documents similar to Mortgage Supporting Documents reasonably deemed by the Administrative Agent to be appropriate in the applicable jurisdiction to obtain the equivalent in such jurisdiction of a first-priority mortgage on such Real Property.

ARTICLE VIII

NEGATIVE COVENANTS

The Borrowers and Holdings agree with the Lenders, the Issuers and the Administrative Agent to each of the following, as long as any Obligation or any Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

Section 8.1 Indebtedness

No Loan Party shall, directly or indirectly create, incur, assume or otherwise become or remain liable with respect to any Indebtedness except for the following:

(a) the Obligations;

(b) Indebtedness of any Subsidiary Guarantor to the Borrowers or to any other Guarantor, or of any Borrower to Holdings or to any other Guarantor, or of Holdings to any Borrower or any other Guarantor; provided, (i) if such Indebtedness shall be evidenced by promissory notes, all such notes shall be pledged pursuant to the Pledge and Security Agreement, (ii) all such Indebtedness shall be unsecured and subordinated in right of payment to the payment in full of the Obligations pursuant to the terms of any applicable promissory notes or an intercompany subordination agreement that in any such case, is reasonably satisfactory to the Administrative Agent, and (iii) the Borrowers and the Subsidiary Guarantors shall not be permitted to make any payments to Holdings in respect of any such Indebtedness owing to Holdings unless such payments would be expressly permitted to be made, if made by way of a dividend or other Restricted Payment pursuant to Section 8.5;

(c) Indebtedness incurred by Holdings or any of its Subsidiaries arising from agreements providing for indemnification, earn-outs, adjustment of purchase price or similar obligations, or from guaranties or letters of credit, surety bonds or performance bonds securing the performance of Holdings or any such Subsidiary pursuant to such agreements, in connection with Permitted Acquisitions or Asset Sale of any business, assets or Subsidiary of Holdings or any of its Subsidiaries permitted hereunder;

(d) Indebtedness which may be deemed to exist pursuant to any worker’s compensation claims, self-insurance obligations, guaranties, performance, surety, statutory, appeal, custom bonds or similar obligations incurred in the ordinary course of business;

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(e) Indebtedness in respect of (x) netting services, overdraft protections and otherwise in connection with Deposit Accounts or Securities Accounts and (y) the endorsement of instruments for collection or deposits in the ordinary course of business;

(f) guaranties in the ordinary course of business of the obligations of suppliers, franchisees and licensees of Holdings and its Subsidiaries;

(g) guaranties by Holdings and its Subsidiaries of Indebtedness or other obligations of Subsidiaries of Holdings or guaranties by a Subsidiary of Holdings of Indebtedness or other obligations of Holdings and its Subsidiaries with respect, in each case, to Indebtedness otherwise permitted to be incurred pursuant to this Section 8.1, or other obligations not prohibited hereunder; provided, however, if any guaranty of Indebtedness or other obligations of a Subsidiary that is not a Loan Party gives rise to an Investment in such Subsidiary, such Investment must be permitted under Section 8.3;

(h) Indebtedness existing on the date hereof and described in Schedule 8.1, together with any Permitted Refinancing of any Indebtedness permitted under this clause (h);

(i) purchase money Indebtedness and Indebtedness with respect to Capital Leases, in each case, incurred by the Borrowers or any Subsidiary to finance the acquisition of fixed assets, in an aggregate amount not to exceed $50,000,000 at any time outstanding (together with any Permitted Refinancing of any Indebtedness permitted under this clause (i)); provided, that any such Indebtedness (including any Permitted Refinancing thereof) shall be secured only by the assets (and proceeds thereof) acquired in connection with the initial incurrence of such Indebtedness;

(j) Indebtedness under the Term Loan Facility in an aggregate principal amount not to exceed $285,000,000 or such other amounts permitted under the Intercreditor Agreement, and any Permitted Refinancing thereof;

(k) Acquired Indebtedness, in an aggregate principal amount not to exceed $20,000,000 at any time outstanding together with any Permitted Refinancing of any Indebtedness permitted under this clause (k);

(1) other unsecured Indebtedness of Holdings and its Subsidiaries in an aggregate principal amount not to exceed at any time $25,000,000;

(m) Indebtedness of any Borrower under Permitted Seller Notes issued as consideration in connection with a Permitted Acquisition, in an aggregate principal amount not to exceed at any time $10,000,000;

(n) Indebtedness arising under Hedging Contracts permitted under Section 8.15 (No Speculative Transactions);

(o) Indebtedness incurred in connection with Asset Sales constituting sale leaseback transactions provided that the outstanding principal amount of such Indebtedness (other than sale leaseback transactions involving distribution centers) shall not exceed $20,000,000 in the aggregate; and

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(p) Indebtedness in respect of letters of credit issued for the account of any of the Subsidiaries of Holdings to finance the purchase of Inventory so long as (x) such Indebtedness is unsecured and (y) the aggregate principal amount of such Indebtedness does not exceed $50,000,000 at any time.

Section 8.2 Liens, Etc.

No Loan Party shall create or suffer to exist, any Lien upon or with respect to any of their respective properties or assets, whether now owned or hereafter acquired, except for the following:

(a) Liens in favor of Collateral Agent for the benefit of Secured Parties granted pursuant to any Financing Agreement (including for the purpose of securing any Cash Management Obligations or any Hedging Contract);

(b) Liens securing the payment of taxes, assessments or other governmental charges or levies either not yet overdue or the validity of which is being contested in good faith by appropriate proceedings diligently pursued and with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

(c) statutory Liens of landlords, banks (and rights of set-off), of carriers, warehousemen, mechanics, repairmen, workmen and materialmen, and other Liens imposed by law (other than any such Lien imposed pursuant to Section 401 (a)(29) or 412(n) of the Internal Revenue Code or by ERISA), in each case incurred in the ordinary course of business (i) for amounts not yet overdue or (ii) for amounts that are overdue and that (in the case of any such amounts overdue for a period in excess of thirty days) are being contested in good faith by appropriate proceedings, with respect to which adequate reserves or other appropriate provisions are being maintained to the extent required by GAAP;

(d) Liens incurred in the ordinary course of business in connection with workers’ compensation, unemployment insurance and other types of social security, or to secure the performance of tenders, statutory obligations, surety and appeal bonds, bids, leases, government contracts, trade contracts, performance and return-of-money bonds and other similar obligations (exclusive of obligations for the payment of borrowed money or other Indebtedness);

(e) easements, rights-of-way, restrictions, encroachments, and other defects, exceptions or irregularities in title, in each case which do not materially interfere with the ordinary conduct of the business of Holdings or any of its Subsidiaries;

(f) any interest or title of a lessor or sublessor under any lease;

(g) Liens solely on any cash earnest money deposits made by Holdings or any of its Subsidiaries in connection with any letter of intent or purchase agreement permitted hereunder;

(h) purported Liens evidenced by the filing of precautionary UCC financing statements;

(i) Liens in favor of customs and revenue authorities arising as a matter of law to secure payment of customs duties in connection with the importation of goods;

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(j) any zoning or similar law or right reserved to or vested in any governmental office or agency to control or regulate the use of any real property;

(k) Liens described in Schedule 8.2 or, solely with respect to fee-owned Real Property on a title report delivered in connection with any Real Property subject to a Mortgage;

(l) Liens securing Indebtedness permitted pursuant to Section 8.1(i) or (m); provided, any such Lien shall encumber only the asset (and proceeds thereof) acquired upon the initial incurrence of such Indebtedness or subject to a sale leaseback transaction, as applicable:

(m) Liens securing Indebtedness permitted pursuant to Section 8.1(j);

(n) Liens securing Acquired Indebtedness permitted under Section 8.1(k); provided that such Lien was not created in contemplation of the applicable Acquisition or asset acquisition;

(o) Liens arising in connection with out-bound licenses of patents, copyrights, trademarks and other Intellectual Property rights granted by any Borrower or any or any of its Subsidiaries in the ordinary course of business and not interfering in any material respect with the ordinary conduct of the business of Holdings or any of its Subsidiaries,

(p) Liens or rights of setoff against credit balances of any Borrower or any of its Subsidiaries with Credit Card Issuers or Credit Card Processors or amounts owing by such Credit Card Issuers or Credit Card Processors to any Borrower or any of its Subsidiaries in the ordinary course of business, but not Liens on or rights of setoff against any other property or assets of any Borrower or any of its Subsidiaries pursuant to the Credit Card Agreements (as in effect on the date hereof) to secure the obligations of any Borrower or any of its Subsidiaries to the Credit Card Issuers or Credit Card Processors as a result of fees and chargebacks;

(q) deposits of cash with the owner or lessor of premises leased and operated by any Borrower or any of its Subsidiaries in the ordinary course of business of such Borrower and such Subsidiary to secure the performance of such Borrower’s or such Subsidiary’s obligations under the terms of the lease for such premises; and

(r) Liens arising from judgments in circumstances not constituting an Event of Default hereunder.

Section 8.3 Investments

No Loan Party shall make or maintain, directly or indirectly, any Investment except for the following:

(a) Investments in cash and Cash Equivalents;

(b) Investments in (i) any Borrower, any Guarantor or any other Loan Party, (ii) Subsidiaries that are not Loan Parties described on Schedule 8.3 and (iii) Subsidiaries that are not Loan Parties and not described on Schedule 8.3 in an aggregate initial amount not to exceed $10,000,000;

(c) other Investments described on Schedule 8.3;

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(d) Investments (i) in any Securities received in satisfaction or partial satisfaction thereof from financially troubled obligors, (ii) deposits, prepayments and other credits to suppliers made in the ordinary course of business consistent with the past practices of Holdings and its Subsidiaries and (iii) Investments received upon the foreclosure with respect to any secured Investment of any Loan Party or any Subsidiary thereof or other transfer of title with respect to any secured Investment of any Loan Party or any Subsidiary thereof;

(e) intercompany loans to the extent permitted under Section 8.1(b);

(f) loans and advances to employees of Holdings and its Subsidiaries (other than Inactive Subsidiaries) made in the ordinary course of business, in an aggregate principal amount not to exceed $5,000,000 at any time;

(g) Investments made after the Effective Date by (i) Holdings, the Borrowers or any other Guarantor in connection with Permitted Acquisitions; (ii) any Subsidiary that is not a Subsidiary Guarantor in Holdings (to the extent that such Investment, if it were made as a Restricted Payment to Holdings, would be permitted to be made under Section 8.5), the Borrowers or any other Subsidiary Guarantor; (iii) Holdings, the Borrowers or any Subsidiary Guarantor in any joint venture that is not a Subsidiary; provided, that the aggregate initial amount of all Investments permitted pursuant to this clause (iii) shall not exceed $5,000,000 at any time; or (iv) the Borrowers or any Subsidiary Guarantor in Holdings, solely to the extent that such Investment, if it were made as a Restricted Payment to Holdings, would be permitted to be made under Section 8.5;

(h) Investments permitted pursuant to Section 8.1(e)(y), 8.1(f), 8.1(g) and 8.1 (m);

(i) extensions of trade credit in the ordinary course of business;

(j) Investments of any Person in existence at the time such Person becomes a Subsidiary; provided that such Investment was not created in anticipation of such Person becoming a Subsidiary and the Loan Parties shall have complied with the applicable requirements of Section 7.11;

(k) Investments made in Persons that are newly formed Subsidiaries that will become Guarantors in connection with the formation thereof, provided that the Loan Parties shall have complied with the applicable requirements of Section 7.11;

(l) Permitted Acquisitions, provided, however, that the Loan Parties shall have complied with the requirements of Sections 7.11 and 7.14 upon the consummation of such Permitted Acquisition;

(m) Investments in notes and other debt Securities received in connection with transactions permitted under Section 8.4(b); and

(n) other Investments in an aggregate initial amount not to exceed at any time $5,000,000.

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Section 8.4 Sale of Assets

No Loan Party shall sell, convey, transfer, lease or otherwise dispose of, any of their respective assets or any interest therein (including the sale or factoring at maturity or collection of any accounts) to any Person or merge or consolidate with any Person, except in the case of Holdings, issue or sell any shares of their Stock or any Stock Equivalents (any such disposition being an “Asset Sale”), except for the following:

(a) any Subsidiary may be merged with or into any Borrower or any other Subsidiary Guarantor, or be liquidated, wound up or dissolved, or all or any part of its business, property or assets may be conveyed, sold, leased, transferred or otherwise disposed of, in one transaction or a series of transactions, to any Borrower, any Subsidiary Guarantor or other any Subsidiary provided such Subsidiary becomes a Guarantor in accordance with Section 7.11; provided, in the case of such a merger, such Borrower or such Subsidiary Guarantor, as applicable shall be the continuing or surviving Person;

(b) as long as no Default or Event of Default is continuing or would result therefrom and as long as Excess Availability (both before and after giving effect to such Asset Sale) is greater than $20,000,000, any other Asset Sale; provided, however, Net Cash Proceeds from any such Asset Sale in excess of $25,000,000 in any fiscal year (valued at the principal amount thereof in the case of non-cash proceeds consisting of notes or other debt Securities and valued at Fair Market Value in the case of other non-cash proceeds) are applied to repay the Obligations to the extent required in Section 2.9(b);

(c) disposals of obsolete, worn out or surplus property;

(d) the leasing, occupancy agreements or sub-leasing of property in the ordinary course of business and which do not materially interfere with the business of the Borrowers or their Subsidiaries;

(e) transfers of property subject to condemnation, takings or casualty events;

(f) (i) a true lease or sublease of Real Property not constituting Indebtedness and not constituting a sale and leaseback transaction and (ii) an Asset Sale pursuant to a sale and leaseback transaction;

(g) sales or other dispositions by any Borrower of assets in connection with the closing or sale of a retail store location (including a factory store) of such Borrower in the ordinary course of such Borrower’s business which consist of leasehold interests in the premises of such store, the Equipment and fixtures located at such premises and the books and records relating exclusively and directly to the operations of such store; provided, that, as to each and all such sales and closings, (A) no Event of Default shall result therefrom and (B) such sale shall be on commercially reasonable prices and terms in a bona fide arm’s length transaction;

(h) assignments and licenses of intellectual property of the Loan Parties in the ordinary course of business;

(i) the sale, issuance or transfer of the Stock of (x) Operating to Holdings; (y) any Borrower (other than Operating) or any Subsidiary Guarantor to Holdings, any Borrower or any Subsidiary Guarantor and (z)any other Subsidiary to Holdings or any Subsidiary of Holdings; provided, however, that the Loan Parties shall have complied with the applicable requirements of Sections 7.11;

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(j) sales of Inventory in the ordinary course of business;

(k) the issuance and sale by any Borrower, Guarantor or other Subsidiary of Holdings of Stock of such Person (for purposes of this clause (k) only, the “issuer”); provided, that, (A) the Administrative Agent shall have received not less than 10 Business Days’ prior written notice of such issuance and sale by such Borrower, Guarantor or other Subsidiary, which notice shall specify the parties to whom such Stock is to be sold, the terms of such sale, the total amount which it is anticipated will be realized from the issuance and sale of such Stock and the Net Cash Proceeds which it is anticipated will be received by such Borrower, Guarantor or other Subsidiary from such sale, (B) such Borrower, Guarantor or other Subsidiary shall not be required to pay any cash dividends or repurchase or redeem such Stock or make any other payments in respect thereof, except (x) as otherwise permitted in Section 8.5 (Restricted Payments) hereof or (y) after the Scheduled Termination Date and the payment in full in cash or other immediately available funds of all of the Obligations, (C) the terms of such Stock, and the terms and conditions of the purchase and sale thereof, shall not include any terms that include any limitation on the right of any Borrower to request or receive Loans or Letters of Credit or the right of any Loan Party to amend or modify any of the terms and conditions of this Agreement or any of the other Financing Agreements or otherwise in any way relate to or affect the arrangements of the Loan Parties with the Administrative Agent and Lenders or are more restrictive or burdensome to any Borrower or Guarantor than the terms of any Stock in effect on the date hereof, (D) after giving effect thereto, no Default or Event of Default shall exist or have occurred and (E) after giving effect to such issuance and sale, the Borrowers and Guarantors shall own at least eighty (80%) percent of such issuer;

(l) the issuance of Stock of any Borrower or Guarantor pursuant to any equity plan of such Borrower or Guarantor, including, without limitation, stock options, restricted stock or other Stock, or employee stock purchase plan or 401(k) plans of such Borrower or Guarantor for the benefit of its employees, directors and consultants, provided, that, in no event shall such Borrower or Guarantor be required to issue, or shall such Borrower or Guarantor issue, Stock pursuant to such equity plans or 401(k) plans which would result in a Change of Control or other Event of Default;

(m) any Subsidiary of a Borrower may merge with another Person (other than Holdings or any of its Subsidiaries) to effect a Permitted Acquisition or Asset Sale permitted by this Agreement; provided, however, after giving effect to any such merger to effect a Permitted Acquisition, the survivor of such merger is a Subsidiary of a Borrower and such Borrower complies with Section 7.11, if applicable ; and

(n) any Inactive Subsidiary may be liquidated, wound up or dissolved.

Section 8.5 Restricted Payments

No Loan Party shall, directly or indirectly, declare, order, pay, make or set apart any sum for any Restricted Payment except for the following:

(a) Restricted Payments by any Loan Party to any other Loan Party or by any other Subsidiary of Holdings to Holdings or any of its Subsidiaries;

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(b) Restricted Payments in connection with the purchase of fractional shares of its common stock arising out of stock dividends, splits or combinations or business combinations;

(c) Restricted Payments may be made for repurchases of Stock or Stock Equivalents in Holdings deemed to occur upon exercise of stock options or warrants if such Stock or Stock Equivalents represent a portion of the exercise price of such options or warrants held by employees or management of any Borrower or Guarantor pursuant to employee stock ownership plan or management compensation plan, as applicable;

(d) Restricted Payments in respect of Stock or Stock Equivalents to the extent payable in the same Stock or Stock Equivalent;

(e) Borrowers and Guarantors may repurchase Stock held by employees pursuant to any employee stock ownership plan thereof upon the termination, retirement, disability or death of any such employee in accordance with the provisions of such plan, provided, that, as to any such repurchase, each of the following conditions is satisfied: (i) no Default or Event of Default will result from the payment for such repurchase, (ii) such repurchase shall be paid with funds legally available therefor, (iii) such repurchase shall not violate any Requirement of Law, and (iv) the aggregate amount of all payments for such repurchases in any Fiscal Year shall not exceed $500,000; and

(f) Holdings and the other Loan Parties may make other Restricted Payments so long as (i) no Event of Default shall have occurred and be continuing or would result therefrom and (ii) Excess Availability shall be greater than $20,000,000 after giving effect to any such Restricted Payment.

Section 8.6 Prepayment and Cancellation of Indebtedness

No Loan Party shall cancel any claim or Indebtedness owed to any of them except (i) in the ordinary course of business consistent with past practice, (ii) in respect of intercompany Indebtedness among the Borrowers and the Subsidiary Guarantors that are Domestic Subsidiaries, (iii) any cancellation resulting in an Investment not prohibited under Section 8.3 or (iv) either the Board of Directors or the chief financial officer of Holdings determines in good faith that such cancellation is in the best interest of Holdings and its Subsidiaries; provided, however, clauses (iii) and (iv) of this Section shall only apply during any period Excess Availability is greater than $20,000,000.

Section 8.7 [Intentionally Omitted]

Section 8.8 Transactions with Affiliates

No Loan Party shall enter into or permit to exist any transaction (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate, except transactions on terms which are no less favorable to such Loan Party than would be obtained in a comparable arm’s length transaction with a Person that is not an Affiliate, provided the provisions of this Section shall not apply to (a) any transaction entirely between or among Loan Parties; (b) reasonable and customary fees paid to members of the Board of Directors (or similar governing body) of Holdings and its Subsidiaries; (c) compensation, benefits and incentive arrangements for directors, officers and other employees of Holdings and its

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Subsidiaries as determined in good faith by the Board of Directors (or similar governing body) of Holdings or Operating; (d) loans or advances to employees permitted by Section 8.3(f); (e) any management, financial advisory, financing, underwriting or placement services or any other investment banking services involving Holdings or any of its Subsidiaries (including, without limitation, any payments in cash, Stock or other considerations made by Holdings or any of its Subsidiaries in connection therewith and otherwise in accordance herewith) on the one hand and TPG Partners II, L.P. or any of its Affiliates on the other hand, which services (and payments and other transactions in connection therewith) are approved by a majority of the disinterested members of the Board of Directors (or similar governing body) of Holdings or Operating in good faith; (f) Restricted Payments to Holdings permitted under Section 8.5(a); and (g) transactions described on Schedule 8.8.

Section 8.9 Limitations on Restrictions on Subsidiary Distributions

Each Borrower and Guarantor shall not, create or otherwise cause or suffer to exist any encumbrance or restriction which prohibits or limits the ability of any Subsidiary of such Borrower or Guarantor to (a) pay dividends or make other distributions or pay any Indebtedness owed to such Borrower or Guarantor or any Subsidiary of such Borrower or Guarantor; (b) make loans or advances to such Borrower or Guarantor or any Subsidiary of such Borrower or Guarantor, (c) transfer any of its properties or assets to such Borrower or Guarantor or any Subsidiary of such Borrower or Guarantor; or (d) create, incur, assume or suffer to exist any Lien upon any of its property, assets or revenues, whether now owned or hereafter acquired, other than encumbrances and restrictions arising under (i) applicable law, (ii) this Agreement, (iii) customary provisions restricting subletting or assignment of any lease governing a leasehold interest of such Borrower or Guarantor or any Subsidiary of such Borrower or Guarantor, (iv) customary restrictions on dispositions of real property interests found in reciprocal easement agreements of such Borrower or Guarantor or any Subsidiary of such Borrower or Guarantor, (v) any agreement relating to permitted Indebtedness incurred by a Subsidiary of such Borrower or Guarantor prior to the date on which such Subsidiary was acquired by such Borrower or such Guarantor and outstanding on such acquisition date, (vi) the extension or continuation of contractual obligations in existence on the date hereof; provided, that, any such encumbrances or restrictions contained in such extension or continuation are no less favorable to Administrative Agent and Lenders than those encumbrances and restrictions under or pursuant to the contractual obligations so extended or continued, (vii) agreements relating to the sale of a Subsidiary or assets pending such sale, or relating to Indebtedness secured by a Lien on assets that the Loan Parties may create, incur, assume, or permit or suffer to exist under Sections 8.1, 8.2 and 8.4, as applicable, provided that in any such case the encumbrances and restrictions apply only to the Subsidiary or the assets that are the subject of such sale or Lien, as the case may be, (viii) the organizational documents or other agreements binding on or applicable to any Subsidiary that is not a Wholly Owned Subsidiary (but only to the extent such encumbrance or restriction covers any Stock in such Subsidiary or the property or assets of such Subsidiary), (ix) any agreement (a) evidencing Indebtedness which such Loan Party may create, incur, assume, or permit or suffer to exist under Section 8.1 and which Indebtedness is secured by a Lien permitted to exist under Section 8.2, and (b) which prohibits the transfer of, and the creation of any other Lien on, the property securing such Indebtedness (and any replacement property and customary provisions in respect of proceeds, accessions, and other after-acquired property) and (x) the Term Loan Facility.

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Section 8.10 Modification of Constituent Documents

No Loan Party shall amend its Constituent Documents, except for amendments that do not materially and adversely affect the interests of the Secured Parties under the Financing Agreements or in the Collateral.

Section 8.11 Modification Term Loan Facility

Neither Holdings nor any Borrower shall, nor shall they permit any Subsidiary of Holdings to, alter, rescind, terminate, amend, supplement, waive or otherwise modify any provision of any Term Loan Document (except in accordance with the Intercreditor Agreement).

Section 8.12 Modification of Debt Agreements

Except as permitted under this Agreement, no Loan Party shall change or amend the terms of any agreement, or any indenture or other material document evidencing any Indebtedness, (other than the Term Loan Documents which shall be subject to the terms of the Intercreditor Agreement), if the effect of such amendment is to (a) increase the interest rate on such Indebtedness, (b) change the dates upon which payments of principal or interest are due on such Indebtedness other than to extend such dates, (c) change any default or event of default other than to delete or make less restrictive any default provision therein, or add any covenant with respect to such debt agreement, (d) change the redemption or prepayment provisions of such agreement other than to extend the dates therefor or to reduce the premiums or other amounts payable in connection therewith or (e) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holder of such Indebtedness in a manner materially adverse to the Secured Parties.

Section 8.13 Accounting Changes; Fiscal Year

No Loan Party shall change its (a) accounting treatment and reporting practices or tax reporting treatment, except as permitted by GAAP or any Requirement of Law and publicly disclosed or otherwise disclosed to the Lenders and the Administrative Agent or (b) fiscal year.

Section 8.14 Margin Regulations

Neither Holdings nor the Borrowers shall, nor shall they permit any Subsidiary of the Borrowers to, use all or any portion of the proceeds of any credit extended hereunder to purchase or carry margin stock (within the meaning of Regulation U of the Federal Reserve Board) in contravention of Regulation U of the Federal Reserve Board.

Section 8.15 No Speculative Transactions

No Loan Party shall engage in any transaction involving Hedging Contracts except for the sole purpose of hedging risk in the normal course of business and consistent with industry practices.

Section 8.16 Compliance with ERISA

No ERISA Affiliate shall cause or suffer to exist any ERISA Event that could reasonably be expected to, in the aggregate, have a Material Adverse Effect. No ERISA Affiliate shall cause or suffer to exist any event that could result in the imposition of a Lien with respect to any Title IV Plan.

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ARTICLE IX

EVENTS OF DEFAULT

Section 9.1 Events of Default

Each of the following events shall be an Event of Default:

(a) the Borrowers shall fail to pay any principal of any Loan or any Reimbursement Obligation when the same becomes due and payable; or

(b) the Borrowers shall fail to pay any interest on any Loan, any fee under any of the Financing Agreements or any other Obligation (other than one referred to in clause (a) above) and such non-payment continues for a period of three Business Days after the due date therefore; or

(c) any representation or warranty made or deemed made by any Loan Party in any Financing Agreement shall prove to have been incorrect in any material respect when made or deemed made; or

(d) any Loan Party shall fail to perform or observe (i) any term, covenant or agreement contained in Article V (Financial Covenants), 6.2 (Default Notices), Section 6.11 (Borrowing Base Determination), 7.1 (Preservation of Corporate Existence, Etc.), Section 7.9 (Application of Proceeds), or Article VIII (excluding Section 8.8 (Transactions with Affiliates)) or (ii) any other term, covenant or agreement contained in this Agreement or in any other Financing Agreement if such failure under this clause (ii) shall remain unremedied for 30 days after the date on which written notice thereof shall have been given to the Borrowers by the Administrative Agent; or

(e) (i) Any Loan Party or any of its Subsidiaries (other than Excluded Foreign Subsidiaries) shall fail to make any payment on any Indebtedness of such Loan Party or its Subsidiaries (other than the Obligations) or any Guaranty Obligation in respect of Indebtedness of any other Person, and, in each case, such failure relates to Indebtedness having a principal amount of $20,000,000 or more, when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise), (ii) any other event shall occur or condition shall exist under any agreement or instrument relating to any such Indebtedness, if the effect of such event or condition is to accelerate, or to permit the acceleration of, the maturity of such Indebtedness, and all applicable grace or cure periods shall have lapsed or (iii) any such Indebtedness shall become or be declared to be due and payable, or be required to be prepaid or repurchased (other than by a regularly scheduled required prepayment), prior to the stated maturity thereof;

(f) (i) Any Loan Party shall generally not pay its debts as such debts become due, shall admit in writing its inability to pay its debts generally or shall make a general assignment for the benefit of creditors, (ii) any proceeding shall be instituted by or against any Loan Party seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up,

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reorganization, arrangement, adjustment, protection, relief or composition of it or its debts, under any Requirement of Law relating to bankruptcy, insolvency or reorganization or relief of debtors, or seeking the entry of an order for relief or the appointment of a custodian, receiver, trustee or other similar official for it or for any substantial part of its property; provided, however, that, in the case of any such proceedings instituted against any Loan Party (but not instituted by any Loan Party), either such proceedings shall remain undismissed or unstayed for a period of 60 days or more or any action or relief sought in such proceedings shall occur or be granted or (iii) any Loan Party shall take any corporate action to authorize any action set forth in clauses (i) and (ii) above; or

(g) one or more judgments or orders (or other similar process) involving, in the case of money judgments, an aggregate amount whose Dollar Equivalent exceeds $20,000,000, to the extent not covered by insurance, shall be rendered against one or more of the Loan Parties or any of its Subsidiaries and either (i) enforcement proceedings shall have been commenced by any creditor upon such judgment or order or (ii) there shall be any period of 20 consecutive days during which a stay of enforcement of such judgment or order, by reason of a pending appeal or otherwise, shall not be in effect; or

(h) an ERISA Event shall occur and the Dollar Equivalent of the amount of all liabilities and deficiencies resulting therefrom, whether or not assessed, exceeds $10,000,000 in the aggregate; or

(i) any Financing Agreement after delivery thereof shall for any reason fail or cease to be valid and binding on, or enforceable against, any Loan Party party thereto, or any Loan Party shall so state in writing; or

(j) any Collateral Document shall for any reason fail or cease to create a valid and enforceable Lien on any Collateral purported to be covered thereby except (x) as permitted by the Financing Agreements and (y) for inadvertent failures to create or maintain a valid, enforceable and perfected Lien on any portion of the Collateral where the Fair Market Value of such Collateral does not exceed $500,000), or such Lien shall fail or cease to be a perfected and (subject to the Intercreditor Agreement and clause (y) above) first priority Lien for any reason other than the failure of the Collateral Agent or any Secured Party to take any action within its control, or any Loan Party shall so state in writing; or

(k) there shall occur any Change of Control; or

(i) the failure of any Borrower or Guarantor to pay when due any principal of or interest on or any other amount payable in respect of the Term Loan Documents beyond the grace period, if any provided therefore or any other default under the Term Loan Documents shall exist beyond the grace period, if any, provided therefor (including, but not limited to, the failure of any party thereto to comply in any material respect with any of the terms thereof) if the effect of such breach or default is to cause, or to permit the holder or holders of that Indebtedness to cause, that Indebtedness to become or be declared due and payable prior to its stated maturity.

Section 9.2 Remedies

During the continuance of any Event of Default, the Administrative Agent (a) may, and, at the request of the Requisite Lenders, shall, by notice to the Borrower declare that all or any portion of the Revolving Credit Commitments be terminated, whereupon the obligation

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of each Lender to make any Loan and each Issuer to Issue any Letter of Credit shall immediately terminate, (b) may, and, at the request of the Requisite Lenders, shall, by notice to the Borrower, declare the Loans, all interest thereon and all other amounts and Obligations payable under this Agreement to be forthwith due and payable, whereupon the Loans, all such interest and all such amounts and Obligations shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that upon the occurrence of the Events of Default specified in Section 9.1(f) (Events of Default), (x) the Revolving Credit Commitments of each Lender to make Loans and the commitments of each Lender and Issuer to Issue or participate in Letters of Credit shall each automatically be terminated and (y) the Loans, all such interest and all such amounts and Obligations shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower, and (c) take any remedial action provided for in any Financing Agreement. In addition to the remedies set forth above, the Administrative Agent may exercise any remedies provided for by the Collateral Documents in accordance with the terms thereof or any other remedies provided by applicable Requirements of Law.

Section 9.3 Actions in Respect of Letters of Credit

At any time (i) upon the Revolving Credit Termination Date, (ii) after the Revolving Credit Termination Date when the aggregate funds on deposit in Cash Collateral Accounts shall be less than 101% of the Letter of Credit Obligations and (iii) as may be required by Section 2.9 (Mandatory Prepayments), the Borrowers shall pay to the Administrative Agent in immediately available funds at the Administrative Agent’s office referred to in Section 11.8 (Notices, Etc.), for deposit in a Cash Collateral Account, (x) in the case of clauses (i) and (ii) above, the amount required to that, after such payment, the aggregate funds on deposit in the Cash Collateral Accounts equals or exceeds 101% of the sum of all outstanding Letter of Credit Obligations and (y) in the case of clause (iii) above, the amount required by Section 2.9 (Mandatory Prepayments). The Administrative Agent may, from time to time after funds are deposited in any Cash Collateral Account, apply funds then held in such Cash Collateral Account to the payment of any amounts, in accordance with Section 2.9 (Mandatory Prepayments) and Section 2.13(g) (Payments and Computations), as shall have become or shall become due and payable by the Borrowers to the Issuers or Lenders in respect of the Letter of Credit Obligations. The Administrative Agent shall promptly give written notice of any such application; provided, however, that the failure to give such written notice shall not invalidate any such application.

Section 9.4 Rescission

If at any time after termination of the Revolving Credit Commitments or acceleration of the maturity of the Loans, the Borrower shall pay all arrears of interest and all payments on account of principal of the Loans and Reimbursement Obligations that shall have become due otherwise than by acceleration (with interest on principal and, to the extent permitted by law, on overdue interest, at the rates specified herein) and all Events of Default and Defaults (other than non-payment of principal of and accrued interest on the Loans due and payable solely by virtue of acceleration) shall be remedied or waived pursuant to Section 11.1 (Amendments, Waivers, Etc.), then upon the written consent of the Requisite Lenders and written notice to the Borrower, the termination of the Revolving Credit Commitments or the acceleration and their consequences may be rescinded and annulled; provided, however, that such action shall not affect any subsequent Event of Default or Default or impair any right or remedy consequent thereon.

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ARTICLE X

THE ADMINISTRATIVE AGENT

Section 10.1 Authorization and Action

(a) Each Lender and each Issuer hereby appoints Citicorp as the Administrative Agent hereunder and each Lender and each Issuer authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under this Agreement and the other Financing Agreements as are delegated to the Administrative Agent under such agreements and to exercise such powers as are reasonably incidental thereto. Without limiting the foregoing, each Lender and each Issuer hereby authorizes the Administrative Agent to execute and deliver, and to perform its obligations under, each of the Financing Agreements to which the Administrative Agent is a party, to exercise all rights, powers and remedies that the Administrative Agent may have under such Financing Agreements and, in the case of the Collateral Documents, to act as agent for the Lenders, Issuers and the other Secured Parties under such Collateral Documents.

(b) As to any matters not expressly provided for by this Agreement and the other Financing Agreements (including enforcement or collection), the Administrative Agent shall not be required to exercise any discretion or take any action, but shall be required to act or to refrain from acting (and shall be fully protected in so acting or refraining from acting) upon the instructions of the Requisite Lenders, and such instructions shall be binding upon all Lenders and each Issuer; provided, however, that the Administrative Agent shall not be required to take any action that (i) the Administrative Agent in good faith believes exposes it to personal liability unless the Administrative Agent receives an indemnification satisfactory to it from the Lenders and the Issuers with respect to such action or (ii) is contrary to this Agreement or applicable Requirements of Law. The Administrative Agent agrees to give to each Lender and each Issuer prompt notice of each notice given to it by any Loan Party pursuant to the terms of this Agreement or the other Financing Agreements.

(c) In performing its functions and duties hereunder and under the other Financing Agreements, the Administrative Agent is acting solely on behalf of the Lenders and the Issuers except to the limited extent provided in Section 2.7(c) (Evidence of Debt), and its duties are entirely administrative in nature. The Administrative Agent does not assume and shall not be deemed to have assumed any obligation other than as expressly set forth herein and in the other Financing Agreements or any other relationship as the agent, fiduciary or trustee of or for any Lender, Issuer or holder of any other Obligation. The Administrative Agent may perform any of its duties under any Financing Agreement by or through its agents or employees.

(d) In the event that Citicorp or any of its Affiliates shall be or become an indenture trustee under the Trust Indenture Act of 1939 (as amended, the “Trust Indenture Act”) in respect of any securities issued or guaranteed by any Loan Party, the parties hereto acknowledge and agree that any payment or property received in satisfaction of or in respect of any Obligation of such Loan Party hereunder or under any other Financing Agreement by or on behalf of Citicorp in its capacity as the Administrative Agent for the benefit of any Loan Party under any Financing Agreement (other than Citicorp or an Affiliate of Citicorp) and which is applied in accordance with the Financing Agreements shall be deemed to be exempt from the requirements of Section 311 of the Trust Indenture Act pursuant to Section 311(b)(3) of the Trust Indenture Act.

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Section 10.2 Administrative Agent’s Reliance, Etc.

None of the Administrative Agent, any of its Affiliates or any of their respective directors, officers, agents or employees shall be liable for any action taken or omitted to be taken by it, him, her or them under or in connection with this Agreement or the other Financing Agreements, except for its, his, her or their own gross negligence or willful misconduct. Without limiting the foregoing, the Administrative Agent (a) may treat the payee of any Revolving Credit Note as its holder until such Revolving Credit Note has been assigned in accordance with Section 11.2 (Assignments and Participations), (b) may rely on the Register to the extent set forth in Section 11.2(d) (Assignments and Participations), (c) may consult with legal counsel (including counsel to the Loan Parties), independent public accountants and other experts selected by it and shall not be liable for any action taken or omitted to be taken in good faith by it in accordance with the advice of such counsel, accountants or experts, (d) makes no warranty or representation to any Lender or Issuer and shall not be responsible to any Lender or Issuer for any statements, warranties or representations made by or on behalf of any Loan Party or any of its Subsidiaries in or in connection with this Agreement or any other Financing Agreement, (e) shall not have any duty to ascertain or to inquire either as to the performance or observance of any term, covenant or condition of this Agreement or any other Financing Agreement, as to the financial condition of any Loan Party or as to the existence or possible existence of any Default or Event of Default, (f) shall not be responsible to any Lender or Issuer for the due execution, legality, validity, enforceability, genuineness, sufficiency or value of, or the attachment, perfection or priority of any Lien created or purported to be created under or in connection with, this Agreement, any other Financing Agreement or any other instrument or document furnished pursuant hereto or thereto and (g) shall incur no liability under or in respect of this Agreement or any other Financing Agreement by acting upon any notice, consent, certificate or other instrument or writing (which writing may be a telecopy or electronic mail) or any telephone message believed by it to be genuine and signed or sent by the proper party or parties.

Section 10.3 Posting of Approved Electronic Communications

(a) Each of the Lenders, the Issuers and the Loan Parties agree, that the Administrative Agent may, but shall not be obligated to, make the Approved Electronic Communications available to the Lenders and Issuers by posting such Approved Electronic Communications on IntraLinks™ or a substantially similar electronic platform chosen by the Administrative Agent to be its electronic transmission system (the “Approved Electronic Platform”).

(b) Although the Approved Electronic Platform and its primary web portal are secured with generally-applicable security procedures and policies implemented or modified by the Administrative Agent from time to time (including, as of the Effective Date, a dual firewall and a User ID/Password Authorization System) and the Approved Electronic Platform is secured through a single-user-per-deal authorization method whereby each user may access the Approved Electronic Platform only on a deal-by-deal basis, each of the Lenders, the Issuers, the Loan Parties acknowledges and agrees, that the distribution of material through an electronic medium is not necessarily secure and that there are confidentiality and other risks associated with such distribution. In consideration for the convenience and other benefits afforded by such distribution and for the other consideration provided hereunder, the receipt and sufficiency of which is hereby acknowledged, each of the Lenders, the Issuers, the Loan Parties hereby approves, distribution of the Approved Electronic Communications through the Approved Electronic Platform and understands and assumes, and Holdings shall cause each Subsidiary Guarantor to understand and assume, the risks of such distribution.

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(c) THE APPROVED ELECTRONIC COMMUNICATIONS AND THE APPROVED ELECTRONIC PLATFORM ARE PROVIDED “AS IS” AND “AS AVAILABLE”. NONE OF THE ADMINISTRATIVE AGENT OR ANY OF ITS AFFILIATES OR ANY OF THEIR RESPECTIVE OFFICERS, DIRECTORS, EMPLOYEES, AGENTS, ADVISORS OR REPRESENTATIVES (THE “AGENT AFFILIATES”) WARRANT THE ACCURACY, ADEQUACY OR COMPLETENESS OF THE APPROVED ELECTRONIC COMMUNICATIONS AND THE APPROVED ELECTRONIC PLATFORM AND EACH EXPRESSLY DISCLAIMS LIABILITY FOR ERRORS OR OMISSIONS IN THE APPROVED ELECTRONIC COMMUNICATIONS AND THE APPROVED ELECTRONIC PLATFORM EXCEPT ERRORS OR OMISSIONS RESULTING FROM THE GROSS NEGLIGENCE OR WILLFUL MISCONDUCT OF ANY AGENT AFFILIATE. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY (INCLUDING, WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS) IS MADE BY THE ADMINISTRATIVE AGENT AFFILIATES IN CONNECTION WITH THE APPROVED ELECTRONIC COMMUNICATIONS OR THE APPROVED ELECTRONIC PLATFORM.

(d) Each of the Lenders, the Issuers, the Loan Parties agree, that the Administrative Agent may, but (except as may be required by applicable law) shall not be obligated to, store the Approved Electronic Communications on the Approved Electronic Platform in accordance with the Administrative Agent’s generally-applicable document retention procedures and policies.

Section 10.4 The Administrative Agent Individually

With respect to its Ratable Portion, Citicorp shall have and may exercise the same rights and powers hereunder and is subject to the same obligations and liabilities as and to the extent set forth herein for any other Lender. The terms “Lenders”, “Lenders”, “Requisite Lenders” and any similar terms shall, unless the context clearly otherwise indicates, include, without limitation, the Administrative Agent in its individual capacity as a Lender, a Lender or as one of the Requisite Lenders. Citicorp and its Affiliates may accept deposits from, lend money to, and generally engage in any kind of banking, trust or other business with, any Loan Party as if Citicorp were not acting as the Administrative Agent.

Section 10.5 Lender Credit Decision

Each Lender and each Issuer acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Lender conduct its own independent investigation of the financial condition and affairs of the Loan Parties in connection with the making and continuance of the Loans and with the issuance of the Letters of Credit. Each Lender and each Issuer also acknowledges that it shall, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under this Agreement and other Financing Agreements. Except for the documents expressly required by any Financing Agreement to be transmitted by the Administrative Agent to the Lenders or the Issuers, the Administrative Agent shall not have any duty or responsibility to provide any Lender or any Issuer with any credit or other information concerning the business, prospects, operations, property, financial and other condition or creditworthiness of any Loan Party or any Affiliate of any Loan Party that may come into the possession of the Administrative Agent or any Affiliate thereof or any employee or agent of any of the foregoing.

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Section 10.6 Indemnification

Each Lender agrees to indemnify the Administrative Agent and each of its Affiliates, and each of their respective directors, officers, employees, agents and advisors (to the extent not reimbursed by the Borrowers), from and against such Lender’s aggregate Ratable Portion of any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses and disbursements (including fees, expenses and disbursements of financial and legal advisors) of any kind or nature whatsoever that may be imposed on, incurred by, or asserted against, the Administrative Agent or any of its Affiliates, directors, officers, employees, agents and advisors in any way relating to or arising out of this Agreement or the other Financing Agreements or any action taken or omitted by the Administrative Agent under this Agreement or the other Financing Agreements; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements resulting from the Administrative Agent’s or such Affiliate’s gross negligence or willful misconduct. Without limiting the foregoing, each Lender agrees to reimburse the Administrative Agent promptly upon demand for its ratable share of any out-of-pocket expenses (including fees, expenses and disbursements of financial and legal advisors) incurred by the Administrative Agent in connection with the preparation, execution, delivery, administration, modification, amendment or enforcement (whether through negotiations, legal proceedings or otherwise) of, or legal advice in respect of its rights or responsibilities under, this Agreement or the other Financing Agreements, to the extent that the Administrative Agent is not reimbursed for such expenses by the Loan Parties.

Section 10.7 Successor Administrative Agent

The Administrative Agent may resign at any time by giving written notice thereof to the Lenders and the Borrower Agent. Upon any such resignation, the Requisite Lenders shall have the right to appoint a successor Administrative Agent. If no successor Administrative Agent shall have been so appointed by the Requisite Lenders, and shall have accepted such appointment, within 30 days after the retiring Administrative Agent’s giving of notice of resignation, then the retiring Administrative Agent may, on behalf of the Lenders, appoint a successor Administrative Agent, selected from among the Lenders. In either case, such appointment shall be subject to the prior written approval of the Borrower Agent (which approval may not be unreasonably withheld and shall not be required upon the occurrence and during the continuance of an Event of Default). Upon the acceptance of any appointment as Administrative Agent by a successor Administrative Agent, such successor Administrative Agent shall succeed to, and become vested with, all the rights, powers, privileges and duties of the retiring Administrative Agent, and the retiring Administrative Agent shall be discharged from its duties and obligations under this Agreement and the other Financing Agreements. Prior to any retiring Administrative Agent’s resignation hereunder as Administrative Agent, the retiring Administrative Agent shall take such action as may be reasonably necessary to assign to the successor Administrative Agent its rights as Administrative Agent under the Financing Agreements. After such resignation, the retiring Administrative Agent shall continue to have the benefit of this Article X as to any actions taken or omitted to be taken by it while it was Administrative Agent under this Agreement and the other Financing Agreements.

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Section 10.8 Concerning the Collateral and the Collateral Documents

(a) Each Lender and each Issuer agrees that any action taken by the Administrative Agent or the Requisite Lenders (or, where required by the express terms of this Agreement, a greater proportion of the Lenders) in accordance with the provisions of this Agreement or of the other Financing Agreements, and the exercise by the Administrative Agent or the Requisite Lenders (or, where so required, such greater proportion) of the powers set forth herein or therein, together with such other powers as are reasonably incidental thereto, shall be authorized and binding upon all of the Lenders, Issuers and other Secured Parties. Without limiting the generality of the foregoing, the Administrative Agent shall have the sole and exclusive right and authority to (i) act as the disbursing and collecting agent for the Lenders and the Issuers with respect to all payments and collections arising in connection herewith and with the Collateral Documents, (ii) execute and deliver each Collateral Document and accept delivery of each such agreement delivered by Holdings or any of its Subsidiaries, (iii) act as collateral agent for the Lenders, the Issuers and the other Secured Parties for purposes of the perfection of all security interests and Liens created by such agreements and all other purposes stated therein, provided, however, that the Administrative Agent hereby appoints, authorizes and directs each Lender and Issuer to act as collateral sub-agent for the Administrative Agent, the Lenders and the Issuers for purposes of the perfection of all security interests and Liens with respect to the Collateral, including any Deposit Accounts and Securities Accounts maintained by a Loan Party with, and cash and Cash Equivalents held by, such Lender or such Issuer, (iv) manage, supervise and otherwise deal with the Collateral, including the making of Protective Advances in an aggregate amount not to exceed 10% of the then effective Revolving Credit Commitments provided, however, (x) after giving effect to such Protective Advances, Revolving Credit Outstandings shall not exceed Revolving Credit Commitments, and (y) the Loan Parties shall repay each Protective Advance no later than 45 Business Days after such Protective Advance shall have been made, (v) take such action as is necessary or desirable to maintain the perfection and priority of the security interests and Liens created or purported to be created by the Collateral Documents and (vi) except as may be otherwise specifically restricted by the terms hereof or of any other Financing Agreement, exercise all remedies given to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties with respect to the Collateral under the Financing Agreements relating thereto, applicable Requirements of Law or otherwise.

(b) Each of the Lenders and the Issuers hereby consents to the release and hereby directs, in accordance with the terms hereof, the Administrative Agent to release (or, in the case of clause (ii) below, release or subordinate) any Lien held by the Administrative Agent for the benefit of the Lenders and the Issuers against any of the following:

(i) all of the Collateral and all Loan Parties, upon termination of the Revolving Credit Commitments and payment and satisfaction in full of all Loans, all Reimbursement Obligations and all other Obligations that the Administrative Agent has been notified in writing are then due and payable (and, in respect of Letter of Credit Undrawn Amounts, with respect to which cash collateral has been deposited or a back-up letter of credit has been issued, in either case in the appropriate currency and on terms satisfactory to the Administrative Agent and the applicable Issuers);

(ii) any assets that are subject to a Lien permitted by Section 8.2 (Liens, Etc.); and

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(iii) any part of the Collateral sold or disposed of by a Loan Party if such sale or disposition is permitted by this Agreement (or permitted pursuant to a waiver or consent to a transaction otherwise prohibited by this Agreement) or, in the case of Term Loan Collateral, the Term Loan Facility to the extent the Collateral is required to be released pursuant to the Intercreditor Agreement.

Each of the Lenders and the Issuers hereby directs the Administrative Agent to execute and deliver or file such termination and partial release statements and do such other things as are necessary to release Liens to be released pursuant to this Section 10.8 promptly upon the effectiveness of any such release.

Section 10.9 Collateral Matters Relating to Related Obligations

The benefit of the Financing Agreements and of the provisions of this Agreement relating to the Collateral shall extend to and be available in respect of any Secured Obligation arising under any Hedging Contract or Cash Management Documents or that is otherwise owed to Persons other than the Administrative Agent, the Lenders and the Issuers (collectively, “Related Obligations”) solely on the condition and understanding, as among the Administrative Agent and all Secured Parties, that (a) the Related Obligations shall be entitled to the benefit of the Financing Agreements and the Collateral to the extent expressly set forth in this Agreement and the other Financing Agreements and to such extent the Administrative Agent shall hold, and have the right and power to act with respect to, the Guaranty and the Collateral on behalf of and as agent for the holders of the Related Obligations, but the Administrative Agent is otherwise acting solely as agent for the Lenders and the Issuers and shall have no fiduciary duty, duty of loyalty, duty of care, duty of disclosure or other obligation whatsoever to any holder of Related Obligations, (b) all matters, acts and omissions relating in any manner to the Guaranty, the Collateral, or the omission, creation, perfection, priority, abandonment or release of any Lien, shall be governed solely by the provisions of this Agreement and the other Financing Agreements and no separate Lien, right, power or remedy shall arise or exist in favor of any Secured Party under any separate instrument or agreement or in respect of any Related Obligation, (c) each Secured Party shall be bound by all actions taken or omitted, in accordance with the provisions of this Agreement and the other Financing Agreements, by the Administrative Agent and the Requisite Lenders, each of whom shall be entitled to act at its sole discretion and exclusively in its own interest given its own Revolving Credit Commitments and its own interest in the Loans, Letter of Credit Obligations and other Obligations to it arising under this Agreement or the other Financing Agreements, without any duty or liability to any other Secured Party or as to any Related Obligation and without regard to whether any Related Obligation remains outstanding or is deprived of the benefit of the Collateral or becomes unsecured or is otherwise affected or put in jeopardy thereby, (d) no holder of Related Obligations and no other Secured Party (except the Administrative Agent, the Lenders and the Issuers, to the extent set forth in this Agreement) shall have any right to be notified of, or to direct, require or be heard with respect to, any action taken or omitted in respect of the Collateral or under this Agreement or the Financing Agreements and (e) no holder of any Related Obligation shall exercise any right of setoff, banker’s lien or similar right except to the extent provided in Section 11.6 (Right of Set-off) and then only to the extent such right is exercised in compliance with Section 11.7 (Sharing of Payments, Etc.).

Section 10.10 Delivery of Certain Financial Information

The Administrative Agent shall, and the Loan Parties agree, that the Administrative Agent may, make available to the Lenders and the Issuers all Approved Electronic

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Communications provided to the Administrative Agent pursuant to clauses (a) through (c) of Section 6.1 (Financial Statements). The Loan Parties further agree, that the Administrative Agent may make available to the Lenders and the Issuers such other Approved Electronic Communications provided to the Administrative Agent, upon such Lenders’ and Issuers’ request.

ARTICLE XI

MISCELLANEOUS

Section 11.1 Amendments, Waivers, Etc.

(a) No amendment or waiver of any provision of this Agreement or any other Financing Agreement (other than the Fee Letter, the Deposit Account Control Agreements, the Securities Account Control Agreements and the Letter of Credit Reimbursement Agreements) nor consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be in writing and (x) in the case of any such waiver or consent signed by the Requisite Lenders (or by the Administrative Agent with the consent of the Requisite Lenders) and (y) in the case of any other amendment, by the Requisite Lenders (or by the Administrative Agent with the consent of the Requisite Lenders ) and the Loan Parties, and then any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no amendment, waiver or consent shall, unless in writing and signed by each Lender directly affected thereby, in addition to the Requisite Lenders (or the Administrative Agent with the consent thereof), do any of the following:

(i) waive any condition specified in Section 3.1 (Conditions Precedent to Effective Date) or 3.2(a) (Conditions Precedent to Each Loan and Letter of Credit), except with respect to a condition based upon another provision hereof, the waiver of which requires only the concurrence of the Requisite Lenders and, in the case of the conditions specified in Section 3.1 (Conditions Precedent to Effective Date), subject to the provisions of Section 3.3 (Determinations of Effective Date Borrowing Conditions);

(ii) increase the Revolving Credit Commitment of such Lender or subject such Lender to any additional obligation;

(iii) extend the scheduled final maturity of any Loan owing to such Lender, or waive, reduce or postpone any scheduled date fixed for the payment or reduction of principal or interest of any such Loan or fees owing to such Lender (it being understood that Section 2.9 (Mandatory Prepayments) does not provide for scheduled dates fixed for payment) or for the reduction of such Lender’s Revolving Credit Commitment;

(iv) reduce, or release the Borrowers from their obligations to repay, the principal amount of any Loan or Reimbursement Obligation owing to such Lender (other than by the payment or prepayment thereof);

(v) reduce the rate of interest on any Loan or Reimbursement Obligation outstanding and owing to such Lender or any fee payable hereunder to such Lender;

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(vi) expressly subordinate any of the Secured Obligations or any Liens securing the Secured Obligations;

(vii) postpone any scheduled date fixed for payment of interest or fees owing to such Lender or waive any such payment;

(viii) change the aggregate Ratable Portions of Lenders required for any or all Lenders to take any action hereunder;

(ix) release all or substantially all of the Collateral except as provided in Section 10.8(b) (Concerning the Collateral and the Collateral Documents) or release any Guarantor from its obligations under the Guaranty except in connection with the sale or other disposition of a Subsidiary Guarantor (or all or substantially all of the assets thereof) permitted by this Agreement (or permitted pursuant to a waiver or consent of a transaction otherwise prohibited by this Agreement);

(x)(i) increase any of the percentages set forth in the definition of “Advance Rate” or “Borrowing Base” above the maximum percentages stated in such definitions on the date hereof; or (ii) change the definitions of “Eligible Credit Card Receivables”, “Eligible Inventory” “Eligible Real Property” or “Qualified Cash” in a manner that would result in any increase in the Borrowing Base;

(xi) amend Section 10.8(b) (Concerning the Collateral and the Collateral Documents), Section 11.7 (Sharing of Payments, Etc.), this Section 11.1 or either definition of the terms “Requisite Lenders” or “Ratable Portion”;

and provided, however, that (x) no amendment, waiver or consent shall, unless in writing and signed by any Special Purpose Vehicle that has been granted an option pursuant to Section 11.2(f) (Assignments and Participations), affect the grant or nature of such option or the right or duties of such Special Purpose Vehicle hereunder, (y) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above to take such action, affect the rights or duties of the Administrative Agent under this Agreement or the other Financing Agreements and (z) no amendment, waiver or consent shall, unless in writing and signed by the Swing Loan Lender in addition to the Lenders required above to take such action, affect the rights or duties of the Swing Loan Lender under this Agreement or the other Financing Agreements; and provided, further, that the Administrative Agent may, with the consent of the Borrowers, amend, modify or supplement this Agreement to cure any ambiguity, omission, defect or inconsistency, so long as such amendment, modification or supplement does not adversely affect the rights of any Lender or any Issuer; and provided, further, that no consent of any Lender shall be required to effectuate any amendment, waiver or modification under this Agreement or under any other Financing Agreement that is necessary to implement a Facility Increase pursuant to Section 2.18 (Facility Increase).

(b) The Administrative Agent may, but shall have no obligation to, with the written concurrence of any Lender, execute amendments, modifications, waivers or consents on behalf of such Lender. Any waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given. No notice to or demand on the Borrowers in any case shall entitle the Borrowers to any other or further notice or demand in similar or other circumstances.

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(c) If, in connection with any proposed amendment, modification, waiver or termination requiring the consent of all affected Lenders, the consent of Requisite Lenders is obtained but the consent of other Lenders whose consent is required is not obtained (any such Lender whose consent is not obtained as described in this Section 11.1 being referred to as a “Non-Consenting Lender”), then, as long as the Lender acting as the Administrative Agent is not a Non-Consenting Lender, at the Borrower Agent’s request, any Eligible Assignee acceptable to the Administrative Agent shall have the right with the Administrative Agent’s consent and in the Administrative Agent’s sole discretion (but shall have no obligation) to purchase from such Non-Consenting Lender, and such Non-Consenting Lender agrees that it shall, upon the Administrative Agent’s request, sell and assign to the Lender acting as the Administrative Agent or such Eligible Assignee, all of the Revolving Credit Commitments, and Revolving Credit Outstandings of such Non-Consenting Lender for an amount equal to the principal balance of all Loans held by the Non-Consenting Lender and all accrued and unpaid interest and fees with respect thereto through the date of sale; provided, however, that such purchase and sale shall be recorded in the Register maintained by the Administrative Agent and shall not be effective until (x) the Administrative Agent shall have received from such Eligible Assignee an agreement in form and substance satisfactory to the Administrative Agent and the Borrower Agent whereby such Eligible Assignee shall agree to be bound by the terms hereof and (y) such Non-Consenting Lender shall have received payments of all Loans held by it and all accrued and unpaid interest and fees with respect thereto through the date of the sale. Each Lender agrees that, if it becomes a Non-Consenting Lender, it shall execute and deliver to the Administrative Agent an Assignment an Acceptance to evidence such sale and purchase and shall deliver to the Administrative Agent any Revolving Credit Note (if the assigning Lender’s Loans are evidenced by a Revolving Credit Note) subject to such Assignment and Acceptance; provided, however, that the failure of any Non-Consenting Lender to execute an Assignment and Acceptance shall not render such sale and purchase (and the corresponding assignment) invalid and such assignment shall be recorded in the Register.

Section 11.2 Assignments and Participations

(a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that the Loan Parties may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of the Administrative Agent and each Lender and no Lender or Issuer may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of clauses (b) and (h) below, (ii) by way of participation in accordance with the provisions of clause (g) below or (iii) by way of a grant to a Special Purpose Vehicle or a pledge or assignment of a security interest subject to the restrictions of clause (f) below (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, express or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and permitted assigns, Participants to the extent provided in clause (g) below, Special Purpose Vehicles to the extent provided in (f) below and, to the extent expressly contemplated hereby, each of the Administrative Agent, the Lenders and the Issuers, their respective Affiliates and each of their respective partners, directors, officers, employees, agents, trustee, representatives, attorneys, consultants and advisors) any legal or equitable right, remedy or claim under or by reason of this Agreement.

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(b) Each Lender may at any time assign to one or more Eligible Assignees all or a portion of its rights and obligations hereunder (including all or a portion of its Revolving Credit Commitment and the Loans at the time owing to it and all of its rights and obligations with respect to the Swing Loans and Letters of Credit); provided, however, that any such assignment shall be subject to the following conditions:

(i) (A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Revolving Credit Commitment and the Loans and Swing Loans at the time owing to it or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned and (B) in any case not described in clause (b)(i)(A) above, the aggregate amount of the Revolving Credit Commitment (which for this purpose includes the Revolving Credit Outstandings thereunder) or, if the applicable Revolving Credit Commitment is not then in effect, the principal outstanding balance of the Revolving Credit Outstandings of the assigning Lender subject to each such assignment (determined as of the effective date of the Assignment and Acceptance with respect to such assignment) shall not be less than $5,000,000, unless each of the Administrative Agent and, so long as no Event of Default shall have occurred and be continuing, the Borrower Agent otherwise consents (each such consent not to be unreasonably withheld or delayed).

(ii) Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement with respect to the Revolving Credit Outstandings and the Revolving Credit Commitment assigned.

(iii) No consent shall be required for any assignment except to the extent required by clause (b)(i)(B) above and, in addition:

(A) the consent of the Borrower Agent (such consent not to be unreasonably withheld or delayed) shall be required unless an Event of Default shall have occurred and be continuing at the time of such assignment or;

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments to a Person who is not a Lender, an Affiliate of a Lender or an Approved Fund;

(C) the consent of the Issuer (such consent not to be unreasonably withheld or delayed) shall be required for any assignment that increases the obligation of the assignee to participate in exposure under one or more Letters of Credit (whether or not then outstanding); and

(D) the consent of the Swing Loan Lender (such consent not to be unreasonably withheld or delayed) shall be required for any assignment in respect of the Swing Loans.

(iv) The parties to each assignment shall execute and deliver to the Administrative Agent, for its acceptance and recording in the Register, an Assignment and Acceptance, together with (A) other than in respect of assignments made pursuant to Sections 2.17 (Substitution of Lenders) and 11.1(a) (Amendments, Waivers Etc.), a processing and recordation fee of $3,500 and (B) any Revolving Credit Note (if the

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assigning Lender’s Loans are evidenced by a Revolving Credit Note), subject to such assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(c) Subject to acceptance and recording thereof by the Administrative Agent in the Register pursuant to Section 2.7 (Evidence of Debt) and the receipt of the assignment fee referenced in clause (b)(iv) above, from and after the effective date specified in each Assignment and Acceptance, (A) the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Acceptance, have the rights and obligations of a Lender under this Agreement and, if such Lender was an Issuer, of such Issuer hereunder, (B) the Revolving Credit Notes (if any) corresponding to the Loans assigned thereby shall be transferred to such assignee by notation in the Register and (C) the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Acceptance, be released from its obligations under the Financing Agreements (and, in the case of an Assignment and Acceptance covering all of the assigning Lender’s rights and obligations under the Financing Agreements, such Lender shall cease to be a party hereto) but shall continue to be entitled to the benefits of Sections 2.14(c) (Increased Costs), 2.15 (Capital Adequacy), 2.16 (Taxes), 11.3 (Costs and Expenses), 11.4 (Indemnities) and Section 11.5 (Limitation of Liability) with respect to facts and circumstances occurring prior to the effective date of such assignment. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this paragraph shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with clause (g) of this Section 11.2.

(d) The Administrative Agent shall maintain at its address referred to in Section 11.8 (Notices, Etc.) a copy of each Assignment and Acceptance delivered to and accepted by it and shall record in the Register the names and addresses of the Lenders and Issuers and the principal amount of the Loans and Reimbursement Obligations owing to each Lender from time to time and the Revolving Credit Commitments of each Lender. Any assignment pursuant to this Section 11.2 shall not be effective until such assignment is recorded in the Register.

(e) Upon its receipt of an Assignment and Acceptance executed by an assigning Lender and an assignee, the Administrative Agent shall, if such Assignment and Acceptance has been completed, (i) accept such Assignment and Acceptance, (ii) record or cause to be recorded the information contained therein in the Register and (iii) give prompt notice thereof to the Borrower Agent. Within five Business Days after its receipt of such notice, the Borrowers, at its own expense, shall, if requested by such assignee, execute and deliver to the Administrative Agent, new Revolving Credit Notes to the order of such assignee in an amount equal to the Revolving Credit Commitments assumed by it pursuant to such Assignment and Acceptance and, if the assigning Lender has surrendered any Revolving Credit Note for exchange in connection with the assignment and has retained Revolving Credit Commitments hereunder, new Revolving Credit Notes to the order of the assigning Lender in an amount equal to the Revolving Credit Commitments retained by it hereunder. Such new Revolving Credit Notes shall be dated the same date as the surrendered Revolving Credit Notes and be in substantially the form of Exhibit B (Form of Revolving Credit Note).

(f) In addition to the other assignment rights provided in this Section 11.2, each Lender may do each of the following:

(i) grant to a Special Purpose Vehicle the option (but not the obligation) to make all or any part of any Loan that such Lender would otherwise be

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required to make hereunder and the exercise of such option by any such Special Purpose Vehicle and the making of Loans pursuant thereto shall satisfy (once and to the extent that such Loans are made) the obligation of such Lender to make such Loans thereunder, provided, however, that (x) nothing herein shall constitute a commitment or an offer to commit by such a Special Purpose Vehicle to make Loans hereunder and no such Special Purpose Vehicle shall be liable for any indemnity or other Obligation (other than the making of Loans for which such Special Purpose Vehicle shall have exercised an option, and then only in accordance with the relevant option agreement) and (y) such Lender’s obligations under the Financing Agreements shall remain unchanged, such Lender shall remain responsible to the other parties for the performance of its obligations under the terms of this Agreement and shall remain the holder of the Obligations for all purposes hereunder; and

(ii) assign, as collateral or otherwise, any of its rights under this Agreement, whether now owned or hereafter acquired (including rights to payments of principal or interest on the Loans), to (A) without notice to or consent of the Administrative Agent or the Borrowers, any Federal Reserve Bank (pursuant to Regulation A of the Federal Reserve Board) and (B) without consent of the Administrative Agent or the Borrowers, (1) any holder of, or trustee for the benefit of, the holders of such Lender’s Securities and (2) any Special Purpose Vehicle to which such Lender has granted an option pursuant to clause (i) above;

provided, however, that no such assignment or grant shall release such Lender from any of its obligations hereunder except as expressly provided in clause (i) above and except, in the case of a subsequent foreclosure pursuant to an assignment as collateral, if such foreclosure is made in compliance with the other provisions of this Section 11.2 other than this clause (f) or clause (g) below. Each party hereto acknowledges and agrees that, prior to the date that is one year and one day after the payment in full of all outstanding commercial paper or other senior debt of any such Special Purpose Vehicle, such party shall not institute against, or join any other Person in instituting against, any Special Purpose Vehicle that has been granted an option pursuant to this clause (f) any bankruptcy, reorganization, insolvency or liquidation proceeding (such agreement shall survive the payment in full of the Obligations). The terms of the designation of, or assignment to, such Special Purpose Vehicle shall not restrict such Lender’s ability to, or grant such Special Purpose Vehicle the right to, consent to any amendment or waiver to this Agreement or any other Financing Agreement or to the departure by the Loan Parties from any provision of this Agreement or any other Financing Agreement and the Administrative Agent and the Lenders, Issuers and other Secured Parties shall continue to, and shall be entitled to continue to, deal solely and directly with such Lender in connection with such Lender’s obligations under this Agreement; provided, however, any amendment or departure from any of the Financing Agreements that has the effect of reducing the principal amount of, or the rate of interest on, any Obligations, amends this clause (f) or postpones any scheduled date of payment of such principal or interest may be subject to the consent of such Special Purpose Vehicle (such consent not to be unreasonably withheld or delayed). Each Special Purpose Vehicle shall be entitled to the benefits of Sections 2.15 (Capital Adequacy) and 2.16 (Taxes) and of Section 2.14(d) (Illegality) as if it were such Lender; provided, however, that anything herein to the contrary notwithstanding, no Borrower shall, at any time, be obligated to make under Section 2.15 (Capital Adequacy), 2.16 (Taxes) or Section 2.14(d) (Illegality) to any such Special Purpose Vehicle and any such Lender any payment in excess of the amount the Borrowers would have been obligated to pay to such Lender in respect of such interest if such Special Purpose Vehicle had not been assigned the

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rights of such Lender hereunder; and provided, further, that such Special Purpose Vehicle shall have no direct right to enforce any of the terms of this Agreement against the Borrowers, the Administrative Agent or the other Lenders.

(g) (i) Any Lender may at any time, without the consent of, or notice to, the Borrowers or the Administrative Agent, sell participations to any Person (other than a natural person or the Borrowers or any of the Borrowers’ Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Revolving Credit Commitment and/or the Loans and Swing Loans owing to it and its rights and obligations with respect to the Letters of Credit); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrowers, the Administrative Agent, the Lenders, the Issuers and the Swing Loan Lender shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement.

(ii) Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver that would (A) reduce the amount, or postpone any date fixed for, any amount (whether of principal, interest or fees) payable to such Participant under the Financing Agreements, to which such Participant would otherwise be entitled under such participation or (B) result in the release of all or substantially all of the Collateral other than in accordance with Section 10.8(b) (Concerning the Collateral and the Collateral Documents). Subject to clause (i) below, the Borrowers agree that each Participant shall be entitled to the benefits of Section 2.14(c) (Increased Costs), 2.15 (Capital Adequacy) or 2.16 (Taxes) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to clause (b) above. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 11.6 (Right of Set-off) as though it were a Lender, provided such Participant agrees to be subject to Section 11.7 (Sharing of Payments, Etc.) as though it were a Lender.

(h) Any Issuer may at any time assign its rights and obligations hereunder to any other Lender by an instrument in form and substance satisfactory to the Borrowers, the Administrative Agent, such Issuer and such Lender, subject to the provisions of Section 2.7(c) (Evidence of Debt) relating to notations of transfer in the Register. If any Issuer ceases to be a Lender hereunder by virtue of any assignment made pursuant to this Section 11.2, then, as of the effective date of such cessation, such Issuer’s obligations to Issue Letters of Credit pursuant to Section 2.4 (Letters of Credit) shall terminate and such Issuer shall be an Issuer hereunder only with respect to outstanding Letters of Credit issued prior to such date.

(i) A Participant shall not be entitled to receive any greater payment under Section 2.14(c) (Increased Costs), 2.15 (Capital Adequacy) or 2.16 (Taxes) than the applicable Lender would have been entitled to receive with respect to the participation sold to such Participant, unless the sale of the participation to such Participant is made with the Borrowers’ prior written consent. A Participant that would be a Non-U.S. Lender if it were a Lender shall not be entitled to the benefits of Section 2.16 (Taxes) unless the Borrowers are notified of the participation sold to such Participant and such Participant agrees, for the benefit of the Borrowers, to comply with Section 2.16(f) (Taxes) as though it were a Lender.

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(j) The words “execution” “signed” “signature” and words of like import in any Assignment and Acceptance shall be deemed to include electronic signatures or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

Section 11.3 Costs and Expenses

(a) The Loan Parties agree upon demand to, jointly and severally, pay, or reimburse the Administrative Agent for, all of the Administrative Agent’s reasonable internal and external audit, legal, appraisal, valuation, filing, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including the reasonable fees, expenses and disbursements of the Administrative Agent’s counsel, Weil, Gotshal & Manges LLP, local legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisors, and other consultants and agents) actually incurred by the Administrative Agent in connection with any of the following: (i) the Administrative Agent’s audit and investigation of Holdings and its Subsidiaries in connection with the preparation, negotiation or execution of any Financing Agreement or the Administrative Agent’s periodic audits of Holdings or any of its Subsidiaries, as the case may be, (ii) the preparation, negotiation, execution or interpretation of this Agreement (including, without limitation, the satisfaction or attempted satisfaction of any condition set forth in Article III (Conditions Precedent)), any Financing Agreement or any proposal letter or commitment letter issued in connection therewith, or the making of the Loans hereunder, (iii) the creation, perfection or protection of the Liens under any Financing Agreement (including any reasonable fees, disbursements and expenses for local counsel in various jurisdictions), (iv) the ongoing administration of this Agreement and the Loans (other than the ordinary administrative services provided by the Administrative Agent), including consultation with attorneys in connection therewith and with respect to the Administrative Agent’s rights and responsibilities hereunder and under the other Financing Agreements, (v) the protection, collection or enforcement of any Obligation or the enforcement of any Financing Agreement, (vi) the commencement, defense or intervention in any court proceeding relating in any way to the Obligations, any Loan Party, any of the Borrowers’ Subsidiaries, this Agreement or any other Financing Agreement, (vii) the response to, and preparation for, any subpoena or request for document production with which the Administrative Agent is served or deposition or other proceeding in which the Administrative Agent is called to testify, in each case, relating in any way to the Obligations, any Loan Party, any of the Borrowers’ Subsidiaries, this Agreement or any other Financing Agreement or (viii) any amendment, consent, waiver, assignment, restatement, or supplement to any Financing Agreement or the preparation, negotiation and execution of the same.

(b) The Loan Parties further agree to, jointly and severally, pay or reimburse, without duplication of any expense or reimbursement pursuant to Section 11.3, the Administrative Agent and each of the Lenders and Issuers upon demand for all reasonable out-of-pocket costs and expenses, including the reasonable fees, charges and disbursements of counsel (which shall be limited to one primary counsel and, if necessary, one local counsel per jurisdiction for the

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Administrative Agent, the Collateral Agent, the Lenders and the Issuers unless, in the reasonable opinion of the Administrative Agent, representation of all such Indemnitees would be inappropriate due to an actual or potential conflict of interest, in which case there shall be permitted one additional counsel for such affected Indemnitee), and other reasonable costs and expenses actually incurred by the Administrative Agent, such Lenders or such Issuers in connection with any of the following: (i) in enforcing any Financing Agreement or Obligation or any security therefor or exercising or enforcing any other right or remedy available by reason of an Event of Default, (ii) in connection with any refinancing or restructuring of the credit arrangements provided hereunder in the nature of a “work-out” or in any insolvency or bankruptcy proceeding, (iii) in commencing, defending or intervening in any litigation or in filing a petition, complaint, answer, motion or other pleadings in any legal proceeding relating to the Obligations, any Loan Party, any of the Borrowers’ Subsidiaries and related to or arising out of the transactions contemplated hereby or by any other Financing Agreement or (iv) in taking any other action in or with respect to any suit or proceeding (bankruptcy or otherwise) described in clause (i), (ii) or (iii) above.

Section 11.4 Indemnities

(a) The Loan Parties agree to indemnify and hold harmless the Administrative Agent, each Lender and each Issuer and each of their respective Affiliates, and each of the directors, officers, employees, agents, trustees, representatives, attorneys, consultants and advisors of or to any of the foregoing (including those retained in connection with the satisfaction or attempted satisfaction of any condition set forth in Article III (Conditions Precedent) (each such Person being an “Indemnitee”) from and against any and all claims, damages, liabilities, obligations, losses, penalties, actions, judgments, suits, costs, disbursements and expenses, joint or several, of any kind or nature (including fees, disbursements and expenses of financial advisors and of one primary counsel and, if necessary, one local counsel per jurisdiction for the Indemnitees) that may be imposed on or incurred by against any such Indemnitee in connection with or arising out of any investigation, litigation or proceeding, whether or not such investigation, litigation or proceeding is brought by any such Indemnitee or any of its directors, security holders or creditors or any such Indemnitee, director, security holder or creditor is a party thereto, whether direct, indirect, or consequential and whether based on any federal, state or local law or other statutory regulation, securities or commercial law or regulation, or under common law or in equity, or on contract, tort or otherwise, in any manner relating to or arising out of this Agreement, any other Financing Agreement, any Obligation owing under any Financing Agreement, any Letter of Credit, or any act, event or transaction related or attendant to any thereof, or the use or intended use of the proceeds of the Loans or Letters of Credit or in connection with any investigation of any potential matter covered hereby (collectively, the “Indemnified Matters”); provided, however, that the Borrowers shall not have any liability under this Section 11.4 to an Indemnitee with respect to any Indemnified Matter that has resulted from the gross negligence or willful misconduct of that Indemnitee or bad faith breach by such Indemnitee of its material obligations under this Agreement, as determined by a court of competent jurisdiction in a final non-appealable judgment or order. Without limiting the foregoing, “Indemnified Matters” include (i) all Environmental Liabilities and Costs arising from or connected with the past, present or future operations of any Loan Party involving any property subject to a Collateral Document, or damage to real or personal property or natural resources or harm or injury alleged to have resulted from any Release of Contaminants on, upon or into such property or any contiguous real estate, (ii) any costs or liabilities incurred in connection with any Remedial Action concerning any Loan Party, (iii) any costs or liabilities incurred in connection

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with any Environmental Lien and (iv) any costs or liabilities incurred in connection with any other matter under any Environmental Law, including the Comprehensive Environmental Response, Compensation and Liability Act of 1980 (49 U.S.C. § 9601 et seq.) and applicable state property transfer laws, whether, with respect to any such matter, such Indemnitee is a mortgagee pursuant to any leasehold mortgage, a mortgagee in possession, the successor in interest to any Loan Party, or the owner, lessee or operator of any property of any Loan Party by virtue of foreclosure, except, with respect to those matters referred to in clauses (i), (ii), (iii) and (iv) above, to the extent (x) incurred following foreclosure by the Administrative Agent, any Lender or any Issuer, or the Administrative Agent, any Lender or any Issuer having become the successor in interest to the any Loan Party and (y) attributable solely to acts of the Administrative Agent, such Lender or such Issuer or any agent on behalf of the Administrative Agent, such Lender or such Issuer.

(b) The Loan Parties shall indemnify the Administrative Agent, the Lenders and each Issuer for, and hold the Administrative Agent, the Lenders and each Issuer harmless from and against, any and all claims for brokerage commissions, fees and other compensation made against the Administrative Agent, the Lenders and the Issuers for any broker, finder or consultant with respect to any agreement, arrangement or understanding made by or on behalf of any Loan Party or any of its Subsidiaries in connection with the transactions contemplated by this Agreement.

(c) The Loan Parties, at the request of any Indemnitee, shall have the obligation to defend against any investigation, litigation or proceeding or requested Remedial Action, in each case contemplated in clause (a) above, and the Loan Parties, in any event, may participate in the defense thereof with legal counsel of the Loan Parties’ choice. In the event that such Indemnitee requests the Loan Parties to defend against such investigation, litigation or proceeding or requested Remedial Action, the Loan Parties shall promptly do so and such Indemnitee shall have the right to have legal counsel of its choice participate in such defense. No action taken by legal counsel chosen by such Indemnitee in defending against any such investigation, litigation or proceeding or requested Remedial Action, shall vitiate or in any way impair the Loan Parties’ obligation and duty hereunder to indemnify and hold harmless such Indemnitee.

(d) The Loan Parties agree that any indemnification or other protection provided to any Indemnitee pursuant to this Agreement (including pursuant to this Section 11.4) or any other Financing Agreement shall (i) survive payment in full of the Obligations and (ii) inure to the benefit of any Person that was at any time an Indemnitee under this Agreement or any other Financing Agreement.

Section 11.5 Limitation of Liability

(a) The Loan Parties agree that no Indemnitee shall have any liability (whether in contract, tort or otherwise) to any Loan Party or any of their respective Subsidiaries or any of their respective equity holders or creditors for or in connection with the transactions contemplated hereby and in the other Financing Agreements, except to the extent such liability is determined in a final non-appealable judgment by a court of competent jurisdiction to have resulted from such Indemnitee’s gross negligence or willful misconduct or bad faith breach by such Indemnitee of its material obligations under this Agreement. In no event, shall any party hereto or any Indemnitee be liable on any theory of liability for any special, indirect, consequential or punitive damages (including, without limitation, any loss of profits, business or

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anticipated savings). Each party hereto hereby waives, releases and agrees (each for itself and on behalf of its Subsidiaries) not to sue upon any such claim for any special, indirect, consequential or punitive damages, whether or not accrued and whether or not known or suspected to exist in its favor.

(b) IN NO EVENT SHALL ANY ADMINISTRATIVE AGENT AFFILIATE HAVE ANY LIABILITY TO ANY LOAN PARTY, LENDER, ISSUER OR ANY OTHER PERSON FOR DAMAGES OF ANY KIND, INCLUDING DIRECT OR INDIRECT, SPECIAL, INCIDENTAL OR CONSEQUENTIAL DAMAGES, LOSSES OR EXPENSES (WHETHER IN TORT OR CONTRACT OR OTHERWISE) ARISING OUT OF ANY LOAN PARTY OR ANY ADMINISTRATIVE AGENT AFFILIATE’S TRANSMISSION OF APPROVED ELECTRONIC COMMUNICATIONS THROUGH THE INTERNET OR ANY USE OF THE APPROVED ELECTRONIC PLATFORM, EXCEPT TO THE EXTENT SUCH LIABILITY OF ANY ADMINISTRATIVE AGENT AFFILIATE RESULTED PRIMARILY FORM SUCH ADMINISTRATIVE AGENT AFFILIATE’S GROSS NEGLIGENCE OR WILLFUL MISCONDUCT.

Section 11.6 Right of Set-off

Upon the occurrence and during the continuance of any Event of Default, each Lender and each Affiliate of a Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Lender to or for the credit or the account of the Loan Parties against any and all of the Obligations now or hereafter existing whether or not such Lender shall have made any demand under this Agreement or any other Financing Agreement and even though such Obligations may be unmatured. Each Lender agrees promptly to notify the Borrower Agent after any such set-off and application made by such Lender or its Affiliates; provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Each Lender agrees that it shall not, without the express consent of the Requisite Lenders (and that, it shall, to the extent lawfully entitled to do so, upon the request of the Requisite Lenders) exercise its set-off rights under this Section 11.6 against any deposit accounts of the Loan Parties and their Subsidiaries maintained with such Lender or any Affiliate thereof. The rights of each Lender under this Section 11.6 are in addition to the other rights and remedies (including other rights of set-off) that such Lender may have.

Section 11.7 Sharing of Payments, Etc.

(a) If any Lender (directly or through an Affiliate thereof) obtains any payment (whether voluntary, involuntary, through the exercise of any right of set-off (including pursuant to Section 11.6 (Right of Set-off) or otherwise) of the Loans owing to it, any interest thereon, fees in respect thereof or amounts due pursuant to Section 11.3 (Costs and Expenses) or 11.4 (Indemnities) (other than payments pursuant to Sections 2.14 (Special Provisions Governing Eurodollar Rate Loans), 2.15 (Capital Adequacy) or 2.16 (Taxes)) or otherwise receives any Collateral or any “Proceeds” (as defined in the Pledge and Security Agreement) of Collateral (other than payments pursuant to Sections 2.14 (Special Provisions Governing Eurodollar Rate Loans), 2.15 (Capital Adequacy) or 2.16 (Taxes)) (in each case, whether voluntary, involuntary, through the exercise of any right of set-off or otherwise (including pursuant to Section 11.6 (Right of Set-off)) in excess of its Ratable Portion of all payments of such Obligations obtained by all the Lenders, such Lender (a “Purchasing Lender”) shall forthwith purchase from the other Lenders (each, a “Selling Lender”) such participations in their Loans or other Obligations as shall be necessary to cause such Purchasing Lender to share the excess payment ratably with each of them.

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(b) If all or any portion of any payment received by a Purchasing Lender is thereafter recovered from such Purchasing Lender, such purchase from each Selling Lender shall be rescinded and such Selling Lender shall repay to the Purchasing Lender the purchase price to the extent of such recovery together with an amount equal to such Selling Lender’s ratable share (according to the proportion of (i) the amount of such Selling Lender’s required repayment in relation to (ii) the total amount so recovered from the Purchasing Lender) of any interest or other amount paid or payable by the Purchasing Lender in respect of the total amount so recovered.

(c) Each Loan Party agrees that any Purchasing Lender so purchasing a participation from a Selling Lender pursuant to this Section 11.7 may, to the fullest extent permitted by law, exercise all its rights of payment (including the right of set-off) with respect to such participation as fully as if such Lender were the direct creditor of such Loan Parties in the amount of such participation.

Section 11.8 Notices, Etc.

(a) Addresses for Notices. All notices, demands, requests, consents and other communications provided for in this Agreement shall be given in writing, and addressed to the party to be notified as follows:

(i) if to the Borrowers or any Loan Party:

J. Crew Group, Inc.

770 Broadway

New York, New York 10013

Attention: Chief Financial Officer

Telephone No.: 212-209-8040

with a copy to:

J. Crew Group, Inc.

770 Broadway

New York, New York 10013

Attention: General Counsel

Telephone No.: 212-209-8254

(ii) if to any Lender, at its Domestic Lending Office specified opposite its name on Schedule II (Applicable Lending Offices and Addresses for Notices) or on the signature page of any applicable Assignment and Acceptance;

(iii) if to any Issuer, at the address set forth under its name on Schedule II (Applicable Lending Offices and Addresses for Notices); and

(iv) if to the Administrative Agent or the Swing Loan Lender:

CITICORP USA, INC.

388 Greenwich Street, 20th Floor

New York, New York 10013

Attention: Thomas Halsch

Telecopy no: (212) 816-2613

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or at such other address as shall be notified in writing (x) in the case of the Borrowers, the Administrative Agent and the Swing Loan Lender, to the other parties and (y) in the case of all other parties, to the Borrower Agent and the Administrative Agent.

(b) Effectiveness of Notices. All notices, demands, requests, consents and other communications described in clause (a) above shall be effective (i) if delivered by hand, including any overnight courier service, upon personal delivery, (ii) if delivered by mail, when received, (iii) if delivered by posting to an Approved Electronic Platform, an Internet website or a similar telecommunication device requiring that a user have prior access to such Approved Electronic Platform, website or other device (to the extent permitted by Section 10.3 (Posting of Approved Electronic Communications) to be delivered thereunder), when such notice, demand, request, consent and other communication shall have been made generally available on such Approved Electronic Platform, Internet website or similar device to the class of Person being notified (regardless of whether any such Person must accomplish, and whether or not any such Person shall have accomplished, any action prior to obtaining access to such items, including registration, disclosure of contact information, compliance with a standard user agreement or undertaking a duty of confidentiality) and such Person has been notified that such communication has been posted to the Approved Electronic Platform and (iv) if delivered by electronic mail or any other telecommunications device, when transmitted to an electronic mail address (or by another means of electronic delivery) as provided in clause (a) above; provided, however, that notices and communications to the Administrative Agent pursuant to Article II (The Facility) or Article X (The Administrative Agent) shall not be effective until received by the Administrative Agent.

(c) Use of Electronic Platform. Notwithstanding clauses (a) and (b) above (unless the Administrative Agent requests that the provisions of clause (a) and (b) above be followed) and any other provision in this Agreement or any other Financing Agreement providing for the delivery of, any Approved Electronic Communication by any other means, the Loan Parties shall deliver all Approved Electronic Communications to the Administrative Agent by properly transmitting such Approved Electronic Communications in an electronic soft medium in a format acceptable to the Administrative Agent to oploanswebadmin@citigroup.com or such other electronic mail address (or similar means of electronic delivery) as the Administrative Agent may notify the Borrower Agent. Nothing in this clause (b) shall prejudice the right of the Administrative Agent or any Lender or Issuer to deliver any Approved Electronic Communication to any Loan Party in any manner authorized in this Agreement or to request that the Borrowers effect delivery in such manner.

Section 11.9 No Waiver; Remedies

No failure on the part of any Lender, Issuer or the Administrative Agent to exercise, and no delay in exercising, any right hereunder shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

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Section 11.10 [Intentionally Omitted]

Section 11.11 Amendment and Restatement; Binding Effect

(a) The terms and conditions of this Agreement and the Administrative Agent’s, the Lenders’ and the Issuers’ rights and remedies under this Agreement and the other Financing Agreements shall apply to all of the Obligations incurred under the Existing Credit Agreement. This Agreement is not in any way intended to constitute a novation of the obligations and liabilities existing under the Existing Credit Agreement or evidence payment of all or any portion of such obligations and liabilities.

(b) On the Effective Date, the Existing Credit Agreement shall be amended and restated in its entirety by this Agreement, and the Existing Credit Agreement shall thereafter be of no further force and effect, except to evidence (i) the incurrence by the Borrowers of the “Obligations” under and as defined in the Existing Credit Agreement (whether or not such “Obligations” are contingent as of the Effective Date), (ii) the representations and warranties made by the Loan Parties prior to the Effective Date and (iii) any action or omission performed or required to be performed pursuant to such Existing Credit Agreement prior to the Effective Date (including any failure, prior to the Effective Date, to comply with the covenants contained in such Existing Credit Agreement).

(c) On and after the Effective Date, (i) all references to the Existing Credit Agreement (or to any amendment or any amendment and restatement thereof) in the Financing Agreements (other than this Agreement) shall be deemed to refer to the Existing Credit Agreement, as amended and restated hereby, (ii) all references to any Article, Section or sub-clause of the Existing Credit Agreement or in any Financing Agreement (but not herein) shall be amended to become, mutatis mutandis, references to the corresponding provisions of this Agreement and (iii) except as the context otherwise provides, on or after the Effective Date, all references to this Agreement herein (including for purposes of indemnification and reimbursement of fees) shall be deemed to be references to the Existing Credit Agreement, as amended and restated hereby.

(d) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement or waiver, whether or not similar and, except as expressly provided herein or in any other Financing Agreement, all terms and conditions of the Financing Agreements remain in full force and effect unless otherwise specifically amended or amended and restated hereby or by any other Financing Agreement.

Section 11.12 Governing Law

This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 11.13 Submission to Jurisdiction; Service of Process

(a) Any legal action or proceeding with respect to this Agreement or any other Financing Agreement may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Agreement, each of the Loan Parties hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid

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courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) Each Loan Party hereby irrevocably designates, appoints and empowers the Borrower Agent to act as its process agent, in the case of any suit, action or proceeding brought in the United States of America as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be served in any action or proceeding arising out of, or in connection with, this Agreement or any other Financing Agreement. The Borrower Agent agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

(c) Nothing contained in this Section 11.13 shall affect the right of the Administrative Agent or any Lender to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against any Loan Party in any other jurisdiction.

(d) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent that they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

Section 11.14 Waiver of Jury Trial

EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUERS, HOLDINGS AND THE BORROWERS IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT.

Section 11.15 Marshaling; Payments Set Aside

None of the Administrative Agent, any Lender or any Issuer shall be under any obligation to marshal any assets in favor of the Loan Parties or any other party or against or in payment of any or all of the Obligations. To the extent that the Borrowers make a payment or payments to the Administrative Agent, the Lenders or the Issuers or any such Person receives payment from the proceeds of the Collateral or exercise their rights of setoff, and such payment or payments or the proceeds of such enforcement or setoff or any part thereof are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid to a trustee, receiver or any other party, then to the extent of such recovery, the obligation or part thereof originally intended to be satisfied, and all Liens, right and remedies therefor, shall be revived and continued in full force and effect as if such payment had not been made or such enforcement or setoff had not occurred.

Section 11.16 Section Titles

The section titles contained in this Agreement are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement

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between the parties hereto, except when used to reference a section. Any reference to the number of a clause, sub-clause or subsection hereof immediately followed by a reference in parenthesis to the title of the Section containing such clause, sub-clause or subsection is a reference to such clause, sub-clause or subsection and not to the entire Section; provided, however, that, in case of direct conflict between the reference to the title and the reference to the number of such Section, the reference to the title shall govern absent manifest error. If any reference to the number of a Section (but not to any clause, sub-clause or subsection thereof) is followed immediately by a reference in parenthesis to the title of a Section, the title reference shall govern in case of direct conflict absent manifest error.

Section 11.17 Execution in Counterparts

This Agreement shall become effective when it shall have been executed by the Borrowers and the Administrative Agent and when the Administrative Agent shall have been notified by each Lender and Issuer that such Lender or Issuer has executed it. This Agreement may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Agreement by facsimile transmission, by electronic mail or by posting on the Approved Electronic Platform shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Agreement signed by all parties shall be lodged with the Borrowers and the Administrative Agent.

Section 11.18 Entire Agreement

This Agreement, together with all of the other Financing Agreements and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof. In the event of any conflict between the terms of this Agreement and any other Financing Agreement, the terms of this Agreement shall govern.

Section 11.19 Confidentiality

Each Lender and the Administrative Agent agree to use all reasonable efforts to keep information obtained by it pursuant hereto and the other Financing Agreements confidential in accordance with such Lender’s or the Administrative Agent’s, as the case may be, customary practices and agrees that it shall not disclose any such information other than (a) to such Lender’s or the Administrative Agent’s, as the case may be, employees, representatives and agents that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement and are advised of the confidential nature of such information, (b) to Affiliates of such Lender or the Administrative Agent, and the employees, representatives and agents of such Affiliates, in each case, that are or are expected to be involved in the evaluation of such information in connection with the transactions contemplated by this Agreement, in each case and to the extent such Affiliates agree to be bound by the provisions of this Section 11.19 and such employees, representatives and agents are advised of the confidential nature of such information, (c) to the extent such information presently is or hereafter becomes available to such Lender or the Administrative Agent, as the case may be, on a non-confidential basis from a source other than any Loan Party, (d) to the extent disclosure is required by law,

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regulation or judicial order or requested or required by bank regulators or auditors or (e) to current or prospective assignees, Participants and Special Purpose Vehicle grantees of any option described in Section 11.2(f) (Assignments and Participations), contractual counterparties in any Hedging Contract permitted hereunder and to their respective legal or financial advisors, in each case and to the extent such assignees, Participants, grantees or counterparties agree to be bound by, and to cause their advisors to comply with, the provisions of this Section 11.19. Notwithstanding any other provision in this Agreement, the Administrative Agent hereby agrees that the Loan Parties (and each of their officers, directors, employees, accountants, attorneys and other advisors) may disclose to any and all persons, without limitation of any kind, the U.S. tax treatment and U.S. tax structure of the Facility and the transactions contemplated hereby and all materials of any kind (including opinions and other tax analyses) that are provided to it relating to such U.S. tax treatment and U.S. tax structure.

Section 11.20 Use of Name, Logo, etc.

Each Loan Party consents to the publication in the ordinary course by Administrative Agent or the Arrangers of customary advertising material relating to the financing transactions contemplated by this Agreement using such Loan Party’s name, product photographs, logo or trademark. Such consent shall remain effective until revoked by such Loan Party in writing to the Administrative Agent and the Arrangers.

Section 11.21 Patriot Act Notice

Each Lender subject to the Patriot Act hereby notifies the Loan Parties that, pursuant to Section 326 of the Patriot Act, it is required to obtain, verify and record information that identifies the Loan Parties, including the name and address of the Loan Parties and other information that will allow such Lender to identify the Loan Parties in accordance with the Patriot Act.

Section 11.22 Termination.

At such time as (a) all of the Revolving Credit Commitments have been terminated, (b) all Letters of Credit have terminated or expired or been cash collateralized to the reasonable satisfaction of the respective Issuers and (c) all Obligations under the Financing Agreements (other than obligations which survive as provided in the following sentence) have been paid and satisfied in full, this Agreement shall terminate. The indemnities to which the Administrative Agent and the Lenders are entitled under the provisions of Section 10.6, Section 11.3 and Section 11.4 of this Agreement and any other provision of this Agreement and the other Financing Agreements, shall continue in full force and effect and shall protect the Administrative Agent and the Lenders (i) notwithstanding any termination of this Agreement, or of the other Financing Agreements, against claims arising after such termination as well as before related to matters and events existing on or prior to the date of termination of this Agreement in accordance with its terms and (ii) at all times after any such party ceases to be a party to this Agreement with respect to all matters and events existing on or prior to the date such party ceased to be a party to this Agreement. The Administrative Agent agrees to furnish to the Loan Parties, upon the Borrower Agent’s request and at the Borrowers’ cost and expense, any release, termination, or other agreement or document evidencing the foregoing termination and the release of the Liens created under any of the Collateral Documents as may be reasonably requested by the Borrower Agent.

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[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amended and Restated Credit Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

BORROWERS

J. CREW OPERATING CORP.
J. CREW INC.
GRACE HOLMES, INC.
H.F.D. NO. 55, INC.
MADEWELL INC.

By:	/s/ James S. Scully
	Name:	James S. Scully
	Title:	Chief Financial Officer

GUARANTORS

J. CREW GROUP, INC.

By:	/s/ James S. Scully
	Name:	James S. Scully
	Title:	Chief Financial Officer

J. CREW INTERNATIONAL, INC.

By:	/s/ Nicholas P. Lamberti
	Name:	Nicholas P. Lamberti
	Title:	Vice President and Controller

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

CITICORP USA, INC.,
as Administrative Agent

By:	/s/ Thomas M. Halsch
	Name:	Thomas M. Halsch
	Title:	Director

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION
as Issuer

By:	/s/ Sang Kim
	Name:	Sang Kim
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

WACHOVIA BANK, NATIONAL ASSOCIATION
as Syndication Agent

By:	/s/ Sang Kim
	Name:	Sang Kim
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

BANK OF AMERICA,
as Syndication Agent

By:	/s/ Kathleen Dimock
	Name:	Kathleen Dimock
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

BANK OF AMERICA,
as Lender

By:	/s/ Kathleen Dimock
	Name:	Kathleen Dimock
	Title:	Managing Director

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

CITICORP USA, INC.,
as Swing Loan Lender and Lender

By:	/s/ Thomas M. Halsch
	Name:	Thomas M. Halsch
	Title:	Director

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

WACHOVIA BANK, NATIONAL ASSOCIATION
as Lender

By:	/s/ Sang Kim
	Name:	Sang Kim
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

HSBC BUSINESS CREDIT (USA) INC.
as Lender

By:	/s/ Dan Bueno
	Name:	Dan Bueno
	Title:	Vice President

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

LENDERS

JPMORGAN CHASE BANK, N.A.
as Lender

By:	/s/ Illegible
	Name:	Illegible
	Title:	Illegible

[SIGNATURE PAGE TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT]

SCHEDULE I

REVOLVING CREDIT COMMITMENTS

Bank	Commitment

Bank of America	$50,000,000

Citicorp USA, Inc.	$50,000,000

Wachovia Bank, National Association	$50,000,000

HSBC Business Credit (USA) Inc.	$25,000,000

JP Morgan Chase Bank, N.A.	$25,000,000

Total	$200,000,000

SCHEDULE II

APPLICABLE LENDING OFFICES AND ADDRESSES FOR NOTICES

Lender	Domestic Lending Office	Eurodollar Lending Office
Bank of America	100 Federal St. 9th Fl. Boston, MA 02110

Citicorp USA, Inc.	388 Greenwich Street (ABF/Fixed Income – 20th Floor) New York, NY 10013 Attn: Marcus Wunderlich

HSBC Business Credit (USA) Inc.	452 Fifth Avenue New York, NY 10018

JP Morgan Chase Bank, N.A.	530 Fifth Avenue 8th Floor New York, NY 10036

Wachovia Bank, National Association	1133 Avenue of the Americas New York, NY 10036

Schedule 3.1(a)(vii)

(Foreign Qualifications)

J. Crew Operating Corp.

New York

J. Crew Inc.

New York

Pennsylvania

Virginia

Grace Holmes, Inc.

California

Illinois

New Hampshire

New Jersey

New York

North Carolina

Ohio

Pennsylvania

Virginia

H.F.D. No. 55, Inc.

California

Florida

New Hampshire

New York

Pennsylvania

Virginia

Madewell Inc.

New York

J. Crew Group, Inc.

New York

Schedule 4.3

(Subsidiaries)

Company	Direct Subsidiary	Jurisdiction of Formation	Percentage Owned

J. Crew Group, Inc.	J. Crew Operating Corp.	Delaware	100%

J. Crew Operating Corp.	J. Crew Inc.	New Jersey	100%

	Grace Holmes, Inc. (d/b/a J. Crew Retail)	Delaware	100%

	H.F.D. No. 55, Inc. (d/b/a J. Crew Factory)	Delaware	100%

	J. Crew Virginia, Inc.	Virginia	100%

	Madewell Inc.	Delaware	100%

	C&W Outlet, Inc.	New York	100%

J. Crew Inc.	J. Crew International, Inc.	Delaware	100%

	ERL, Inc.	New Jersey	100%

J. Crew International, Inc.	J. Crew Japan, Inc.	Japan	100%

Schedule 4.7

(Litigation)

1.	The Company is a named defendant in a litigation captioned Internet Media Corp. v. Dell, Inc., et al. filed in the U.S.D.C., District of Delaware on August 29, 2005. Plaintiff claims that five defendants, including the Company, infringed on its patents by providing catalogs and print advertisements that include product listings along with codes that, when entered into a box on the defendants’ websites, generate a product display.

2.	The Company is also a named defendant in a litigation captioned PEI Licensing, Inc. v. J.Crew International, Inc. filed in the U.S.D.C. for the Southern District of New York on December 21, 2006. The plaintiff claims that the Company’s sale of certain merchandise bearing penguin designs infringes upon its trademarks.

As of the Effective Date, the Borrowers believe that the above referenced litigation could not reasonably be expected to have a Material Adverse Effect, but are being scheduled for the sake of complete disclosure.

Schedule 4.19

(Real Property)

Address	Owned/Leased	Landlord (if applicable)

770 Broadway New York, County of New York New York, 10003	Leased by J. Crew Group, Inc.	770 Broadway Company LLC c/o Vornado Management Company LLC 888 Seventh Avenue New York, NY 10106

Two Penn Plaza New York, County of New York New York, 10121	Leased by J. Crew Group, Inc.	Vornado Two Penn Property LLC c/o Vornado Office Management LLC 888 Seventh Avenue New York, NY 10106

25 Mills Race Drive Lynchburg, Virginia 24502	Leased by J. Crew Inc.	Mae Holding Company 5145 Fischer Place Cincinnati, OH

One Clifford Way Asheville, County of Buncombe North Carolina, 28810	Owned by Grace Holmes, Inc.	N/A

One Ivy Crescent Lynchburg, Virginia, 24506	Owned by J. Crew Inc.	N/A

Schedule 4.20

(Credit Card Agreements)

1.	Card Services Agreement, dated as of January 1, 1993, by and between American Express Travel Related Services Company, Inc. and J. Crew Group, Inc.[1]

2.	Merchant Services Agreement, dated as of September 3, 1987, by and between Discover Card Services, Inc. and J. Crew Group, Inc.

3.	Private Label Credit Card Program Agreement, dated October 29, 2004, by and between World Financial Network National Bank and J. Crew Operating Corp., as subsequently amended by the Amendment to Private Label Credit Card Program Agreement, dated June 29, 2006, by and between World Financial Network National Bank and J. Crew Operating Corp.

4.	Select Merchant Payment Card Processing Agreement, dated on or about October 3, 2001, by and between Paymentech, LLC and J. Crew Inc., as subsequently amended by the Amendment to Select Merchant Payment Card Processing Agreement, dated April 25, 2007, by and between Paymentech, L.P. and Chase Alliance Partners, L.P. and J. Crew Group, Inc., J. Crew Inc., J. Crew Operating Corp. and Madewell, Inc.

[1]	Note: Hard copy destroyed in 9.11.

Schedule 7.13

(Collateral Access Agreements, Bailee’s Letters and Credit Card Acknowledgments)

Landlord’s Subordination Agreement:

770 Broadway Company LLC

Customs Broker/Freight Forwarder Notification and Acknowledgment of Security Interest:

W.M Stone & Co., Inc.

Vandegrift

Rical Group

Worldwide Trade Logistics, Inc.

Credit Card Acknowledgments:

World Financial Network National Bank

Paymentech

Borrowers will endeavor in good faith to obtain the acknowledgments of American Express Travel Related Services Company, Inc. and Discover Financial Services, Inc., each with respect to the credit card acknowledgements, of the resignation of the Existing Agent and the amendment and restatement of the Existing Credit Agreement.

Schedule 8.1

(Existing Indebtedness)

None.

Schedule 8.2

(Liens)

None.

Schedule 8.3

(Investments)

Investments in Subsidiaries:

C&W Outlet Inc.

ERL, Inc.

J. Crew Virginia, Inc.

J. Crew Japan, Inc.

Investment Accounts:

Account Holder	Broker	Account No.	Type of Investment

J. Crew Operating Corp.	Evergreen Service Company, LLC	4941009351661	Securities Account

Schedule 8.8

(Transactions with Affiliates)

1.	Stockholders’ Agreement, dated as of October 17, 1997, by and among J. Crew Group, Inc., TPG Partners II, L.P. and Emily Woods, as amended by the Amendment to Stockholders’ Agreement, dated as of June 11, 1998, between TPG Partners II, L.P. and Emily Woods, and by the Amendment to Stockholders’ Agreement, dated as of February 3, 2003, among J. Crew Group, Inc., TPG Partners II, L.P. and Emily Woods.

2.	Stockholders’ Agreement, dated as of January 24, 2003, among J. Crew, TPG Partners II, L.P. and Millard S. Drexler and Amendment No. 1 thereto.

3.	Stockholders’ Agreement, dated as of January 24, 2003, among J. Crew, TPG Partners II, L.P. and Jeffrey Pfeifle.

4.	Registration Rights Agreement, dated as of July 3, 2006 by and among J. Crew Group, Inc., TPG Partners II, L.P., TPG Parallel II, L.P., TPG Investors II, L.P. and TPG 1999 Equity II, L.P.

5.	Trademark License Agreement, dated as of October 20, 2005, by and among the Company, Millard S. Drexler and Millard S. Drexler, Inc.

6.	Arrangement pursuant to which the Company charters the use of Millard S. Drexler’s private aircraft from time to time for certain costs.

EXHIBIT A

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF ASSIGNMENT AND ACCEPTANCE

ASSIGNMENT AND ACCEPTANCE, dated as of                      ,          (this “Assignment and Acceptance”) (between [NAME OF ASSIGNOR] (the “Assignor”) and [NAME OF ASSIGNEE] (the “Assignee”).

Reference is made to the Second Amended and Restated Credit Agreement, dated as of May     , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. NO. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP, INC., a Delaware corporation (“Holdings”) and J. CREW INTERNATIONAL, INC., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”), the Lenders, the Issuers and CITICORP USA, INC. (“Citicorp”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), Citicorp, as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A, and WACHOVIA BANK, NATIONAL ASSOCIATION as syndication agents for the Lenders and Issuers (in such capacity, the “Syndication Agents”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Assignor and the Assignee hereby agree as follows:

1.	As of the Effective Date (as defined below), the Assignor hereby sells and assigns to the Assignee, and the Assignee hereby purchases and assumes from the Assignor, all of the Assignor’s rights and obligations under the Credit Agreement to the extent related to the amounts and percentages specified in Section 1 of Schedule I hereto.

2.

The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any adverse claim and (ii) it has full power and authority, and has taken all actions necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby, (b) makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Credit Agreement or any other Financing Agreement or any other instrument or document furnished pursuant thereto or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Credit Agreement or any other Financing Agreement, any other instrument or document furnished pursuant thereto or any collateral thereunder, (c) makes no representation or warranty and assumes no responsibility with respect to the financial condition of any Loan Party or the performance or observance by any Loan Party of any of its obligations under the Credit Agreement or any other Financing Agreement or any other instrument or document furnished pursuant thereto and (iv) attaches the Revolving Credit Note(s), if any, held by

ASSIGNMENT AND ACCEPTANCE

the Assignor and requests that the Administrative Agent exchange such Revolving Credit Note(s) for a new Revolving Credit Note or Notes in accordance with Section 11.2(e)(Assignments and Participations) of the Credit Agreement.

3.	The Assignee (a) agrees that it will, independently and without reliance upon the Administrative Agent, the Assignor or any other Revolving Credit Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement, (b) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Financing Agreements as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto, (c) agrees that it will perform in accordance with their terms all of the obligations that, by the terms of the Credit Agreement, are required to be performed by it as a Lender, (d) represents and warrants that it (i) is an Eligible Assignee, (ii) has full power and authority, and has taken all actions necessary, to execute and deliver this Assignment and Acceptance and to consummate the transactions contemplated hereby and (iii) is sophisticated with respect to decisions to acquire assets of the type represented by the Assigned Interest and either it or the Person exercising discretion in making the decision to acquire the Assigned Interest is experienced in acquiring assets of such type, (e) confirms it has received or has been given the opportunity to receive such documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Acceptance and to purchase the Assigned Interest independently and without reliance upon the Administrative Agent, the Assignor or any Lender, (f) specifies as its Domestic Lending Office (and address for notices) and Eurodollar Lending Office the offices set forth beneath its name on the signature pages hereof and (g) if applicable, attaches two properly completed Forms W-8BEN, W-8ECI or successor or form prescribed by the Internal Revenue Service of the United States, certifying that such Assignee is entitled to receive all payments under the Credit Agreement and the Revolving Credit Notes payable to it without deduction or withholding of any United States federal income taxes.

4.	Following the execution of this Assignment and Acceptance by the Assignor and the Assignee, it will be delivered to the Administrative Agent (together with an assignment fee in the amount of $3,500 payable by the Assignee to the Administrative Agent if required pursuant to Section 11.2(b)(Assignments and Participations)) for acceptance and recording by the Administrative Agent. The effective date of this Assignment and Acceptance shall be the effective date specified in Section 2 of Schedule I hereto (the “Effective Date”).

5.	Upon such acceptance and recording by the Administrative Agent, then, as of the Effective Date, (a) the Assignee shall be a party to the Credit Agreement and, to the extent provided in this Assignment and Acceptance, have the rights and obligations under the Credit Agreement of a Lender and, if such Lender were an Issuer, of such Issuer and (b) the Assignor shall, to the extent provided in this Assignment and Acceptance, relinquish its rights (except those surviving the payment in full of the Obligations) and be released from its obligations under the Financing Agreements other than those relating to events or circumstances occurring prior to the Effective Date.

6.

Upon such acceptance and recording by the Administrative Agent, from and after the Effective Date, the Administrative Agent shall make all payments under the Financing Agreements in respect of the interest assigned hereby (a) to the Assignee, in the case of

ASSIGNMENT AND ACCEPTANCE

amounts accrued with respect to any period on or after the Effective Date, and (b) to the Assignor, in the case of amounts accrued with respect to any period prior to the Effective Date.

7.	This Assignment and Acceptance shall be governed by, and be construed and interpreted in accordance with, the law of the State of New York.

8.	This Assignment and Acceptance may be executed in any number of counterparts and by different parties on separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of this Assignment and Acceptance by telecopier shall be effective as delivery of a manually executed counterpart of this Assignment and Acceptance.

[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Assignment and Acceptance to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[NAME OF ASSIGNOR],
as Assignor

By:
Name:
Title:

[NAME OF ASSIGNEE],
as Assignee

By:
Name:
Title:

Domestic Lending Office (and address for notices):

[Insert Address (including contact name, fax number and e-mail address)]

Eurodollar Lending Office:

[Insert Address (including contact name, fax number and e-mail address)]

[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE]

ACCEPTED AND AGREED this day of :

CITICORP USA, INC.,
as Administrative Agent

By:
Name:
Title:

J. CREW OPERATING CORP.

By:
Name:
Title:

[SIGNATURE PAGE TO ASSIGNMENT AND ACCEPTANCE]

SCHEDULE I

TO

ASSIGNMENT AND ACCEPTANCE

SECTION 1.

Ratable Portion assigned to Assignee:

Revolving Credit Facility		%
Term Loan Facility		%

Revolving Credit Commitment assigned to Assignee:	$

Aggregate outstanding principal amount of Revolving Loans assigned to Assignee:	$

Aggregate outstanding principal amount of Term Loans assigned to Assignee:	$

SECTION 2.

Effective Date:	,

EXHIBIT B

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF REVOLVING CREDIT NOTE

Lender: [NAME OF LENDER]	New York, New York
Principal Amount: [$ ]	,

FOR VALUE RECEIVED, the undersigned, Borrowers (as defined below), hereby promise to pay to the order of the Lender set forth above (the “Lender”) the Principal Amount set forth above, or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement referred to below) of the Lender to the Borrowers, payable at such times, and in such amounts, as are specified in the Credit Agreement.

The Borrowers promise to pay interest on the unpaid principal amount of the Revolving Loans from the date made until such principal amount is paid in full, at such interest rates, and payable at such times, as are specified in the Credit Agreement.

Both principal and interest are payable in Dollars to Citicorp USA, Inc., as Administrative Agent, at 388 Greenwich Street, New York, New York 10013, in immediately available funds.

This Note is one of the Revolving Credit Notes referred to in, and is entitled to the benefits of, the Second Amended and Restated Credit Agreement, dated as of May     , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. NO. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP, INC., a Delaware corporation (“Holdings”) and J. CREW INTERNATIONAL, INC., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”), the Lenders, the Issuers and CITICORP USA, INC. (“Citicorp”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), Citicorp, as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A, and WACHOVIA BANK, NATIONAL ASSOCIATION as syndication agents for the Lenders and Issuers (in such capacity, the “Syndication Agents”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Credit Agreement, among other things, (a) provides for the making of Revolving Loans by the Lender to the Borrowers in an aggregate amount not to exceed at any time outstanding the Principal Amount set forth above, the indebtedness of the Borrowers resulting from such Revolving Loans being evidenced by this Revolving Credit Note and (b) contains provisions for acceleration of the maturity of the unpaid principal amount of this Note upon the happening of certain stated events and also for prepayments on account of the principal hereof prior to the maturity hereof upon the terms and conditions therein specified.

B-1

This Revolving Credit Note is entitled to the benefits of the Amended and Restated Guaranty and is secured as provided in the Collateral Documents.

Demand, diligence, presentment, protest and notice of non-payment and protest are hereby waived by the Borrowers.

This Note shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

[SIGNATURE PAGE FOLLOWS]

B-2

IN WITNESS WHEREOF, the Borrowers have caused this Note to be executed and delivered by its duly authorized officer as of the day and year and at the place set forth above.

J. CREW OPERATING CORP.
GRACE HOLMES, INC. d/b/a J. CREW RETAIL
H.F.D. NO. 55, INC. d/b/a J. CREW FACTORY
J. CREW INC.
MADEWELL INC.

By:
Name:
Title:

[SIGNATURE PAGE TO REVOLVING CREDIT NOTE]

EXHIBIT C

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF NOTICE OF BORROWING

                     ,

CITICORP USA, INC.,

as Administrative Agent under the

Credit Agreement referred to below

388 Greenwich Street, 20th Floor

New York, New York 10013

Attention: Thomas Halsch

Re:	J. CREW

Reference is made to the Second Amended and Restated Credit Agreement, dated as of May     , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. NO. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP, INC., a Delaware corporation (“Holdings”) and J. CREW INTERNATIONAL, INC., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”), the Lenders, the Issuers and CITICORP USA, INC. (“Citicorp”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), Citicorp, as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A, and WACHOVIA BANK, NATIONAL ASSOCIATION as syndication agents for the Lenders and Issuers (in such capacity, the “Syndication Agents”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Borrowers hereby gives you notice, irrevocably, pursuant to Section 2.2 (Borrowing Procedures) of the Credit Agreement that the undersigned hereby requests a Borrowing under the Credit Agreement and, in connection therewith, sets forth below the information relating to such Borrowing (the “Proposed Borrowing”) as required by Section 2.2 (Borrowing Procedures) of the Credit Agreement:

(a) The date of the Proposed Borrowing is                      ,          (the “Funding Date”).

(b) The aggregate amount of the Borrowing is $            , of which amount [$             consists of Base Rate Loans] [and $             consists of Eurodollar Rate Loans having an initial Interest Period of [one] [two] [three] [six] month[s]].

C-1

(c) After giving effect to the Proposed Borrowing, the Maximum Credit amount is $            .

The undersigned hereby certifies that the following statements are true on the date hereof and shall be true on the Funding Date both before and after giving effect to the Proposed Borrowing and to the application of the proceeds therefrom:

(a) the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement and the other Financing Agreements are true and correct in all material respects on and as of the Funding Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such date; and

(b) no Default or Event of Default has occurred and is continuing on the Funding Date.

C-2

J. CREW OPERATING CORP.
J. CREW INC.
GRACE HOLMES, INC. d/b/a J. CREW RETAIL
H.F.D. NO. 55, INC. d/b/a J. CREW FACTORY MADEWELL INC.

By:
Name:
Title:

[SIGNATURE PAGE TO NOTICE OF BORROWING]

EXHIBIT D

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF SWING LOAN REQUEST

                     ,

CITICORP USA, INC.,

as Administrative Agent under the

Credit Agreement referred to below

388 Greenwich Street, 20th Floor

New York, New York 10013

Attention:    Thomas Halsch

Re:	J. CREW

Reference is made to the Second Amended and Restated Credit Agreement, dated as of May     , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. NO. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP, INC., a Delaware corporation (“Holdings”) and J. CREW INTERNATIONAL, INC., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”), the Lenders, the Issuers and CITICORP USA, INC. (“Citicorp”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), Citicorp, as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A, and WACHOVIA BANK, NATIONAL ASSOCIATION as syndication agents for the Lenders and Issuers (in such capacity, the “Syndication Agents”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Borrowers hereby give you notice, irrevocably, pursuant to Section 2.3 (Swing Loans) of the Credit Agreement that the undersigned hereby requests that the Swing Loan Lender make Swing Loans available to the Borrowers under the Credit Agreement and, in that connection therewith, sets forth below the information relating to such Swing Loans (the “Proposed Advance”) as required by Section 2.3 (Swing Loans) of the Credit Agreement:

(a) The date of the Proposed Advance is                      ,          (the “Funding Date”).

(b) The aggregate amount of the Proposed Advance is $            .

D-1

The undersigned hereby certifies that the following statements are true on the date hereof and shall be true on the Funding Date both before and after giving effect to the Proposed Advance and to the application of the proceeds therefrom:

(a) the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement and the other Financing Agreements are true and correct in all material respects on and as of the Funding Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such date; and

(b) no Default or Event of Default has occurred and is continuing on the Funding Date.

[SIGNATURE PAGE FOLLOWS]

D-2

J. CREW OPERATING CORP. J. CREW INC.
GRACE HOLMES, INC. d/b/a J. CREW RETAIL
H.F.D. NO. 55, INC. d/b/a J. CREW FACTORY MADEWELL INC.

By:
Name:
Title:

[SIGNATURE PAGE TO SWING LOAN REQUEST]

EXHIBIT E

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF LETTER OF CREDIT REQUEST

                         ,

[NAME OF ISSUER], as an Issuer

  under the Credit Agreement referred

  to below

CITICORP USA, INC.,

    as Administrative Agent under the

    Credit Agreement referred to below

388 Greenwich Street, 20th Floor

New York, New York 10013

Attention: Thomas Halsch

Re:    J. CREW

Reference is made to the Second Amended and Restated Credit Agreement, dated as of May     , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. No. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP, INC., a Delaware corporation (“Holdings”) and J. CREW INTERNATIONAL, INC., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”), the Lenders, the Issuers and CITICORP USA, INC. (“Citicorp”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), Citicorp, as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A, and WACHOVIA BANK, NATIONAL ASSOCIATION as syndication agents for the Lenders and Issuers (in such capacity, the “Syndication Agents”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Borrowers hereby give you notice, irrevocably, pursuant to Section 2.4(c) (Letters of Credit) of the Credit Agreement that the undersigned requests the issuance of a Letter of Credit by [Name of Issuer] in the form of a [standby] [documentary] letter of credit for the benefit of [Name of Beneficiary], in the amount of [$                ] to be issued on                      .          (the “Issue Date”) and having an expiration date of                      ,         .

The form of the requested Letter of Credit is attached hereto.

The undersigned hereby certify that the following statements are true on the date hereof and shall be true on the Issue Date both before and after giving effect thereto:

(a) the representations and warranties set forth in Article IV (Representations and Warranties) of the Credit Agreement and the other Loan Documents are true and correct in all material respects on and as of the Issue Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representations and warranties shall have been true and correct as of such date; and

(b) no Default or Event of Default has occurred and is continuing on the Issue Date.

[Signature Page Follows]

2

J. CREW OPERATING CORP.
J. CREW INC.
GRACE HOLMES, INC. d/b/a J.CREW RETAIL
H.F.D. NO. 55, INC. d/b/a J. CREW FACTORY
MADEWELL INC.

By:
Name:
Title:

[Signature Page to Letter of Credit Request]

EXHIBIT F

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF NOTICE OF CONVERSION OR CONTINUATION

                         ,

CITICORP USA, Inc.,

    as Administrative Agent under the

    Credit Agreement referred to below

388 Greenwich Street, 20th Floor

New York, New York 10013

Attention: Thomas Halsch

Re:    J. CREW

Reference is made to the Second Amended and Restated Credit Agreement, dated as of May     , 2007 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. NO. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP, INC., a Delaware corporation (“Holdings”) and J. CREW INTERNATIONAL INC., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”), the Lenders, the Issuers and CITICORP USA, INC. (“Citicorp”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), Citicorp, as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A, and WACHOVIA BANK, NATIONAL ASSOCIATION as syndication agents for the Lenders and Issuers (in such capacity, the “Syndication Agents”). Capitalized terms used herein and not otherwise defined herein are used herein as defined in the Credit Agreement.

The Borrowers hereby give you notice, irrevocably, pursuant to Section 2.11 (Conversion/Continuation Option) of the Credit Agreement that the undersigned hereby request a [conversion] [continuation] on                  ,          of $                     in principal amount of presently outstanding Revolving Loans that are [Base Rate Loans] [Eurodollar Rate Loans] having an Interest Period ending on                  ,          [to] [as] [Base Rate][Eurodollar Rate] Loans. The Interest Period for such amount requested to be converted to or continued as Eurodollar Rate Loans is [one] [two] [three] [six] month[s]].

[SIGNATURE PAGE FOLLOWS]

F-1

In connection herewith, the undersigned hereby certify that no Event of Default has occurred and is continuing on the date hereof.

J. CREW OPERATING CORP.
J. CREW INC.
GRACE HOLMES, INC. d/b/a
J.CREW RETAIL
H.F.D. NO. 55, INC. d/b/a J. CREW FACTORY
MADEWELL INC.

By:
Name:
Title:

[SIGNATURE PAGE TO NOTICE OF CONVERSION OR/CONTINUATION]

EXHIBIT G

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF OPINION OF COUNSEL FOR THE LOAN PARTIES

One Atlantic Center

1201 West Peachtree Street

Atlanta, Georgia 30309-3424

404-881-7000

Fax: 404-881-7777

www.alston.com

May 4, 2006

Citicorp USA, Inc., as Administrative Agent

  and as Collateral Agent

388 Greenwich Street, 20th Floor

New York, New York 10013

Each of the Lenders party to the Credit

  Agreement referred to below

Ladies and Gentlemen:

We have acted as special counsel to J. Crew Operating Corp., a Delaware corporation (“Operating”), J. Crew Inc., a New Jersey corporation (“J. Crew”), Grace Holmes, Inc., a Delaware corporation doing business as J. Crew Retail (“Retail”), H.F.D. No. 55, Inc., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Operating, J. Crew, Retail and Factory, each individually a “Borrower” and collectively, the “Borrowers”), J. Crew Group, Inc., a Delaware corporation (“Holdings”) and J. Crew International, Inc., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”; the Guarantors and the Borrowers, each individually a “Credit Party” and collectively, the “Credit Parties”) in connection with that certain Second Amended and Restated Credit Agreement dated as of May 4, 2007 (the “Credit Agreement”) by and among the Credit Parties, the Lenders party thereto, Citicorp USA, Inc., as administrative agent (in such capacity, the “Administrative Agent”), Citicorp USA, Inc., as collateral agent (in such capacity, the “Collateral Agent”) and the other parties thereto.

This opinion is being delivered at the request of the Borrowers pursuant to Section 3.1(a) of the Credit Agreement. Capitalized terms used herein but not otherwise defined herein have the respective meanings given to such terms in the Credit Agreement.

In rendering this opinion, we have reviewed executed copies of the following documents each dated, or dated as of, the date hereof (unless otherwise noted):

(a) the Credit Agreement;

Bank of America Plaza	90 Park Avenue	3201 Beechleaf Court, Suite 600	601 Pennsylvania Avenue, N.W.
101 South Tryon Street, Suite 4000	New York, NY 10016	Raleigh, NC 27604-1062	North Building, 10th Floor
Charlotte, NC 28280-4000	212-210-9400	919-862-2200	Washington, DC 20004-2601
704-444-1000	Fax: 212-210-9444	Fax: 919-862-2260	202-756-3300
Fax:704-444-1111			Fax: 202-756-3333

May 4, 2007

(b) each of the Revolving Credit Notes executed by the Borrowers in connection with the execution and delivery of the Credit Agreement;

(c) the Amended and Restated Guaranty by and among the Guarantors and the Administrative Agent (the “Guaranty”);

(d) the Amended and Restated Pledge and Security Agreement by and among the Credit Parties and the Collateral Agent (the “Pledge and Security Agreement”);

(e) the UCC Financing Statements naming a Credit Party as debtor and the [Existing Collateral Agent, Congress Financial Corporation], as secured party, described on Schedule 1 attached hereto (the “Existing Financing Statements”), and, as indicated thereon, filed in the offices (the “Filing Offices”) of the Secretaries of State of Delaware and New Jersey, as identified on Schedule 1 hereto, as the case may be (the “Filing Jurisdictions”);

(f) unfiled UCC Financing Statement Amendments, naming the Collateral Agent as the secured party of record to be filed in the applicable Filing Offices with respect to the applicable Existing Financing Statements, copies of which are attached hereto as Schedule 2 (each an “Existing Financing Statement Amendment”);

(g) the Assignment of Trademark Collateral Assignment and Security Agreement by and between Wachovia Bank, National Association, as administrative agent and collateral agent, and the Administrative Agent, and accepted by JCI; and

(h) Intercreditor Agreement dated as of May 15, 2006 (the “Intercreditor Agreement”) by and among Holdings, the Borrowers, Goldman Sachs Credit Partners L.P., as Administrative Agent and Collateral Agent, the lenders party thereto, and Wachovia Bank, National Association, as Administrative Agent.

The documents referred to in (a) through (d) above are referred to herein as the “Credit Documents”.

In addition to the foregoing, we have reviewed the certificates of incorporation and bylaws of each Credit Party and certain resolutions of the boards of directors of each Credit Party (collectively, the “Organizational Documents”) and have also examined originals or copies, certified or otherwise identified to our satisfaction, of such documents, corporate records, and other instruments, and made such further legal and factual examinations, as we have deemed necessary for the purposes of expressing the opinions set forth herein.

As to certain factual matters relevant to this opinion, we have conclusively relied on the representations and warranties made in the Credit Documents by the parties thereto and certificates or comparable documents of officers of the Credit Parties, and of public officials, as we have deemed appropriate as a basis for the opinions hereinafter set forth.

May 4, 2007

Whenever an opinion with respect to existence or absence of a fact or an opinion which is based in whole or in part on the existence or absence of the fact is qualified by the phrase “to our knowledge,” or words to that effect, it is intended to indicate that we have no actual knowledge that any such fact is inaccurate, and further that any such statement is limited to the current actual knowledge of Paul M. Cushing, Stephanie Denkowicz, Richard W. Grice and Scott P. Brown, the primary lawyer group involved in our representation of the Credit Parties in connection with the matters described herein. No inference as to our knowledge shall be drawn from the fact of our representation of the Loan Parties in connection with this or any other matter. We have not undertaken any review or search of dockets or records of any court or other governmental agency.

In making the examinations described above and in rendering the opinions expressed below, we have assumed the following:

(a) the genuineness of all signatures (other than any Credit Party’s on any of the Credit Documents);

(b) the legal capacity of natural persons;

(c) the authenticity of all documents submitted to us as originals, the conformity to original documents of all documents submitted to us as certified, conformed, telefacsimilie, electronic or photostatic copies and the authenticity of the originals of such documents;

(d) the due authorization, execution and delivery of the Credit Documents by all of the parties thereto (other than the Credit Parties);

(e) that such Credit Documents are enforceable against all parties thereto (other than the Credit Parties);

(f) that the Administrative Agent, the Collateral Agent, the Issuers, the Swing Loan Lender and the Lenders (collectively, the “Lender Parties”) have the full power, authority and legal right to perform their respective obligations under such Credit Documents;

(g) to the extent applicable law requires that the Lender Parties, act in accordance with duties of good faith and fair dealing, in a commercially reasonable manner, or otherwise in compliance with applicable legal requirements (including, without limitation, federal and state securities laws) in exercising their respective rights and remedies under the Credit Documents and other Financing Agreement, that the Lender Parties will fully comply with such legal requirements, notwithstanding any provisions of the Credit Documents and other Financing Agreements that purport to grant any of the Lender Parties the right to act or fail to act in a manner contrary to such legal requirements, or based on its sole judgment or in its sole discretion or provisions of similar import;

(h) the execution and delivery of the Credit Documents, and performance of the Credit Documents, by each Credit Party will not (i) require any consent, approval or

May 4, 2007

authorization of, or filing with, any governmental authority or agency of any jurisdiction (other than the Untied States of America and the States of Delaware, New Jersey and New York) required to be obtained or made by or on behalf of each Credit Party on or prior to the date hereof in connection with the execution and delivery of the Credit Documents, and the performance of the Credit Documents, except for such consents, approvals, authorizations or other actions as have been obtained or made or (ii) violate or otherwise contravene any statute, rule or regulation of any jurisdiction (other than the United States of America and the States of Delaware, New Jersey and New York);

(i) the Existing Financing Statements have not been amended or terminated since they were filed; and

(j) the Existing Financing Statement Amendments set forth the correct name of the Collateral Agent.

Based upon the foregoing and subject to the other qualifications, exceptions and limitations stated herein, we are of the opinion that:

1. Each Credit Party is validly existing as a corporation and in good standing under the laws of its state of incorporation and has the corporate power to own its assets and to conduct its business as presently conducted.

2. Each Credit Party has the corporate power to execute and deliver the Credit Documents to which it is a party, and to perform its obligations under each Credit Document to which it is a party. Each Credit Party has taken all necessary corporate action to authorize the execution and delivery of the Credit Documents to which it is a party, and the performance by it of each Credit Document to which it is a party.

3. Each Credit Party has duly executed and delivered each Credit Document to which it is a party.

4. Each of the Credit Documents to which a Credit Party is a party constitutes a legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its terms.

5. The execution and delivery by each Credit Party of the Credit Documents to which it is a party do not, and if such Credit Party were now to perform its obligations under each Credit Document to which it is a party, such performance would not,

(a) violate the Organizational Documents of such Credit Party;

(b) violate any existing constitutional provision, statute or regulation of the United States of America, of the State of New York, of the State of Delaware (solely with respect to the Credit Parties other than J. Crew), of the State of New Jersey (solely with respect to J. Crew) or, to our knowledge, any rule or order to which such Credit Party or any of its properties is subject;

May 4, 2007

(c) breach or cause a default under the terms of any material written agreement to which such Credit Party is a party or to which any of the properties of such Credit Party is subject;

(d) create or impose any security interest in any asset of such Credit Party under any material written agreement to which such Credit Party is a party or to which any of the properties of such Credit Party is subject; or

(e) to our knowledge, violate any judicial or administrative decree, writ, judgment or order to which such Credit Party or any of the properties of such Credit Party is subject.

As used herein, the term “material written agreement” means those agreements identified by Holdings which, if breached by a Credit Party, could reasonably be expected to have a Material Adverse Effect, which agreements are set forth on Schedule 3 attached hereto.

6. No consent, approval, authorization, or other action by, or filing with, any governmental authority of the United States of America, of the State of New York, of the State of Delaware (solely with respect to the Credit Parties other than J. Crew), or of the State of New Jersey (solely with respect to J. Crew) is required in connection with (a) the execution and delivery by any Credit Party of any of the Credit Documents to which it is a party, (b) the consummation of the transactions contemplated thereby and (c) the performance by any Credit Party of its obligations thereunder, except for (i) filings and other actions as may be necessary to perfect the Collateral Agent’s Liens in any of the Collateral and (ii) consents, approvals, authorizations, actions by and filings with governmental authorities as may be required under laws relating to securities in connection with the exercise by the Collateral Agent of remedies with respect to any securities that constitute Collateral.

7. The consummation of the transactions contemplated by the Credit Agreement, including without limitation the use of the proceeds of any Loan made to a Borrower, will not violate Regulation T, U or X of the Board of Governors of the Federal Reserve System.

8. The Pledge and Security Agreement creates a valid security interest in favor of the Collateral Agent as security for the Obligations in all of the Collateral (as defined in the Pledge and Security Agreement) in which a security interest may be created under Article 9 the Uniform Commercial Code (the “Article 9 Collateral”) as currently in effect in the State of New York (the “New York UCC”).

9. Assuming the filing of each Existing Financing Statement Amendment naming a Credit Party as debtor with the Filing Office in which the applicable Existing Financing Statement was filed and the payment of all applicable filing fees, such Existing Financing Statement, as amended by each such Existing Financing Statement Amendment, will be

May 4, 2007

sufficient to perfect the security interest granted by such Credit Party under the Pledge and Security Agreement in the Article 9 Collateral to the extent a security interest may be perfected by the filing of a financing statement in the Filing Jurisdiction where such Filing Office is located.

10. The Credit Agreement constitutes the “Revolving Credit Agreement” as defined in the Intercreditor Agreement.

11. No Credit Party is an “investment company” within the meaning of the Investment Company Act of 1940, as amended.

Our opinions herein are subject to the following further exceptions, qualifications and limitations:

(a) The enforceability of the Credit Documents and the obligations of the respective Credit Parties thereunder, and the availability of certain rights and remedial provisions provided for in the Credit Documents, are subject to the effects of (i) bankruptcy, fraudulent conveyance or fraudulent transfer, insolvency, reorganization, moratorium, liquidation, conservatorship, and similar laws, and limitations imposed under judicial decisions, related to or effecting creditors’ rights and remedies generally, (ii) general equitable principles, regardless of whether the issue of enforceability is considered in a proceeding in equity or at law and principles limiting the availability of the remedy of specific performance, (iii) concepts of good faith, fair dealing, materiality and reasonableness and (iv) the possible unenforceability under certain circumstances of provisions providing for indemnification or contribution that is contrary to public policy.

(b) We express no opinion herein as to the enforceability of cumulative remedies to the extent such cumulative remedies purport to or would have the effect of compensating the party entitled to the benefits thereof in amounts in excess of the actual loss suffered by such party.

(c) Notwithstanding certain language of the Credit Documents, the Lender Parties may be limited in recovery of fees, costs and expenses, to recovering only reasonable attorneys’ fees and legal expenses and only reasonable costs.

(d) Requirements in the Credit Documents specifying that provisions thereof may only be waived in writing may not be valid, binding or enforceable to the extent that an oral agreement or an implied agreement by trade practice or course of conduct has been created modifying any provision of such documents.

(e) Certain rights, remedies, waivers, releases or disclaimers contained in the Credit Documents may be rendered ineffective, or limited by, applicable laws, rules, regulations, constitutional requirements or judicial decisions governing such provisions, but such laws, rules, regulations, constitutional requirements and judicial decisions would not, in our opinion, make the Credit Documents invalid as a whole or inadequate for the practical realization of the benefits provided or intended to be provided by such Credit Documents, although they may result in a delay thereof (and we express no opinion herein with respect to the economic consequences of any such delay).

May 4, 2007

(f) We express no opinion herein in respect of any statutes, administrative decisions, rules or regulations of any county, municipality or other political subdivision of any state, or relating to antitrust, bulk transfer, tax, securities (except as expressly set forth in paragraph 7 above) or “blue sky” laws, ERISA, copyright, trademark and other intellectual property, racketeering, or criminal statutes of general application, e.g. mail fraud and wire fraud, health and safety law, labor law or law concerning national or local emergency.

(g) We express no opinion herein in respect of any provisions of the Credit Documents relating to any power of attorney or purporting to appoint any Lender Party as attorney-in-fact or agent for any party thereto.

(h) We express no opinion herein as to the severability of any provision of the Credit Documents.

(i) Any rights of the Administrative Agent or Collateral Agent to foreclose its Liens in, or enforce its remedies against, any Collateral must be enforced pursuant to the applicable provisions of the New York UCC, Other State UCC (as defined below) and other applicable federal, state or local laws.

(j) We have assumed that each Credit Party has received legally sufficient consideration and “value” (as defined in Section 1-201 of the New York UCC and as required by Section 9-203 of the New York UCC) for its execution of the Credit Documents to which it is a party and the granting of security interests in its property pursuant thereto.

(k) We have assumed that each Credit Party has “rights” or the “power to transfer rights” (within the meaning of Section 9-203(b)(2) of the New York UCC) in the Collateral in which its purports to grant a security interest for the security interests to attach.

(1) We express no opinion in paragraph 9 above regarding the perfection of the Collateral Agent’s security interest in any of the Collateral (as defined in the Security Agreement) to the extent any of such property constitutes goods covered by a certificate of title, deposit accounts, letter of credit rights, commercial tort claims, money, timber to be cut, as-extracted collateral, farm products or cooperative interests.

(m) We express no opinion herein in respect of any security interest the perfection of which is not governed by or deemed to be governed by the laws of any one of the Filing Jurisdictions.

(n) Section 552 of the United States Bankruptcy Code limits the extent to which property acquired by a debtor after the commencement of a case thereunder may be subject to a security interest arising from a security agreement entered into by a debtor before the commencement of such case.

May 4, 2007

(o) Perfection of security interests may be terminated under the circumstances described in Section 9-507 of the New York UCC or an Other State UCC (relating to changes in the name of a debtor to the extent the same renders a financing statement seriously misleading) unless a new, appropriate financing statement is filed as provided in such section, and Section 9-515 of the New York UCC or an Other State UCC (relating to the filing of continuation statements) unless a timely continuation statement is filed as provided in such Section.

(p) In the case of Collateral consisting of proceeds, continuation of perfection of security interests therein is limited to the extent set forth in Section 9-315 of the New York UCC or the Other State UCC.

(q) The exercise of rights and remedies under Article 9 of the New York UCC or an Other State UCC is subject to the limitations set forth in Part 6 thereof, including without limitation the requirement that a creditor proceed in a commercially reasonable manner.

(r) The rights of debtors, guarantors and other secured parties to receive notices under Part 6 of Article 9 of the New York UCC or an Other State UCC may not be waived prior to default and the failure to comply with such notice requirements may bar or limit the recovery of any deficiency remaining after the retention or sale of repossessed collateral and further, we express no opinion as to the right of any Lender Party to enforce any of its rights without notice to the Credit Parties and without judicial hearing or without bond, nor do we express any opinion as to whether the periods of notice set forth in the Credit Documents are reasonable or enforceable.

(s) We do not address in the opinions expressed in paragraphs 8 and 9 above (i) Collateral of a type not subject to the New York UCC or an Other State UCC and (ii) the question of what law applies to the perfection of security interests in collateral.

(t) We have assumed there are no agreements or understandings between or among the Credit Parties, the Lender Parties, or third parties which would expand, modify or otherwise affect the terms of the Credit Documents or the respective rights or obligations of the parties thereunder and that the Credit Documents correctly and completely set forth the intent of all parties thereto.

(u) We express no opinion as to the applicability or effect of compliance or noncompliance by any Lender Party with any state, federal or other laws applicable to such Person or to the transactions contemplated by the Credit Documents because of the nature of such Person’s business, including its legal or regulatory status.

(v) Our opinions are limited to those laws that in our experience normally would be applicable to the Credit Parties as a result of their engaging in the transactions contemplated by the Credit Documents.

May 4, 2007

(w) Except as set forth in the opinions expressed in paragraphs 8 and 9 above, we express no opinion as to the creation, attachment, validity,-enforceability or perfection of a security interest in any item of Collateral or the necessity of making any filings or taking any other action in connection therewith. Further, we express no opinion as to the priority of any security interest in any item of Collateral.

(x) We express no opinion as to the enforceability or perfection of any security interest in Collateral consisting of after-acquired property, which is not properly classified in a category specifically referred to in the granting clause of the Pledge and Security Agreement and on the relevant Financing Statements.

(y) In rendering the opinion set forth in paragraph 7 above, we have assumed that the Borrowers will use the proceeds of the Loans and the Letters of Credit in accordance with Section 7.9, and not in contravention of Section 8.14, of the Credit Agreement.

With respect to the opinions expressed in paragraph 1 above regarding the valid existence and good standing of the Credit Parties in their respective states of incorporation, such opinions are based solely upon certificates provided by the respective Secretaries of State of such states, copies of which have been delivered to you in connection with the closing of the Credit Agreement, and such opinions are limited to the meaning ascribed to such certificates by such state agency.

We are members of the Bar of the State of New York and except as noted below, we express no opinion as to any laws other than the laws of the State of New York and the federal laws of the United States of America. Our opinions expressed in paragraphs 1, 2, 3, 5(a), 5(b) and 6 above which involve matters governed by the laws of the States of Delaware and New Jersey are based solely upon the General Corporation Law of the State of Delaware and the New Jersey Business Corporation Act, as applicable, without regard to the decisional law of such jurisdiction. Our opinion expressed in paragraph 9 which involves matters governed by the laws of the State of Delaware is based solely upon the latest available standard compilations of the applicable sections of Article 9 (and related definitional provisions of Article 1) of the Uniform Commercial Code as enacted in the State of Delaware, without regard to the decisional law of such jurisdiction (the “Delaware UCC”). Our opinion expressed in paragraph 9 which involves matters governed by the laws of the State of New Jersey is based solely upon the latest available standard compilations of the applicable sections of Article 9 (and related definitional provisions of Article 1) of the Uniform Commercial Code as enacted in the State of New Jersey, without regard to the decisional law of such jurisdiction (the “NJ UCC” and together with the Delaware UCC, the “Other State UCCs”).

This opinion letter is limited to the matters stated herein and no opinion may be implied or inferred beyond those opinions expressly stated. Opinions rendered herein are as of the date hereof, and we make no undertaking and expressly disclaim any duty to supplement such opinions if, after the date hereof, facts and circumstances come to our attention or changes in the law occur which could affect such opinions.

May 4, 2007

This opinion is rendered solely for your benefit and for the benefit of any other Lenders (including their permitted assignees) in connection with the transactions described above. This opinion may not be used or relied upon by any other person, and may not be disclosed, quoted, filed with a governmental agency or otherwise referred to without our prior written consent except to your bank examiners, auditors and professional advisers, or as required by law or pursuant to legal process.

Very truly yours,

ALSTON & BIRD LLP

By:	/s/ Paul M. Cushing
Paul M. Cushing, Partner

Schedule 1

To Opinion of Alston & Bird LLP

Existing Financing Statements

Debtor	Filing Office	Filing Number	Filing Date
J. Crew Operating Corp.	Delaware Department of State	2324445 0	12/27/2002
Grace Holmes, Inc.	Delaware Department of State	2324447 6	12/27/2002
H.F.D. No. 55, Inc.	Delaware Department of State	2324448 4	12/27/2002
Madewell Inc.	Delaware Department of State	64051736	11/20/2006
J. Crew Group, Inc.	Delaware Department of State	53163186	10/13/2005
J. Crew International, Inc.	Delaware Department of State	2324449 2	12/27/2002
J. Crew Inc.	Department of Treasurer of the State of New Jersey	21360176	12/26/2002

Schedule 2

To Opinion of Alston & Bird LLP

Existing Financing Statement Amendments

[SEE ATTACHED]

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Ercy Castro 212-310-8000

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Weil Gotshal & Manges LLP
767 Fifth Avenue New York, NY 10153

ercy.castro@weil.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 53163186 10/13/2005	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☒	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME Citicorp USA, Inc., as Administrative Agent
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS 388 Greenwich Street		CITY New York	STATE NY	POSTAL CODE 10013	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION Corporation	7f. JURISDICTION OF ORGANIZATION New York	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Described collateral ☐ deleted or ☐added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Wachovia Bank, National Association
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA Filed with: DE - Secretary of State; Debtor: J. CREW GROUP, INC.	F#192244 A#294825

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Ercy Castro 212-310-8000

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Weil Gotshal & Manges LLP
767 Fifth Avenue New York, NY 10153

ercy.castro@weil.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 23244450 12/27/2002	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☒	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME Citicorp USA, Inc., as Administrative Agent
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS 388 Greenwich Street		CITY New York	STATE NY	POSTAL CODE 10013	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION Corporation	7f. JURISDICTION OF ORGANIZATION New York	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Described collateral ☐ deleted or ☐added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Congress Financial Corporation, as Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA Filed with: DE - Secretary of State; Debtor: J. CREW OPERATING CORP.	F#192248 A#294831

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Ercy Castro 212-310-8000

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Weil Gotshal & Manges LLP
767 Fifth Avenue New York, NY 10153

ercy.castro@weil.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 21360176 12/26/2002	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☒	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME Citicorp USA, Inc., as Administrative Agent
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS 388 Greenwich Street		CITY New York	STATE NY	POSTAL CODE 10013	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION Corporation	7f. JURISDICTION OF ORGANIZATION New York	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Described collateral ☐ deleted or ☐added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Congress Financial Corporation, as Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA Filed with: NJ - Secretary of State; Debtor: J. CREW INC.	F#192246 A#294828

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Ercy Castro 212-310-8000

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Weil Gotshal & Manges LLP
767 Fifth Avenue New York, NY 10153

ercy.castro@weil.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 23244476 12/27/2002	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☒	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME Citicorp USA, Inc., as Administrative Agent
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS 388 Greenwich Street		CITY New York	STATE NY	POSTAL CODE 10013	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION Corporation	7f. JURISDICTION OF ORGANIZATION New York	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Described collateral ☐ deleted or ☐added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Congress Financial Corporation, as Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA Filed with: DE - Secretary of State; Debtor: Grace Holmes, Inc.	F#192238 A#294815

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Ercy Castro 212-310-8000

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Weil Gotshal & Manges LLP
767 Fifth Avenue New York, NY 10153

ercy.castro@weil.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 23244484 12/27/2002	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☒	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME Citicorp USA, Inc., as Administrative Agent
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS 388 Greenwich Street		CITY New York	STATE NY	POSTAL CODE 10013	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION Corporation	7f. JURISDICTION OF ORGANIZATION New York	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Described collateral ☐ deleted or ☐added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Congress Financial Corporation, as Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA Filed with: DE - Secretary of State; Debtor: H.F.D. NO. 55, INC.	F#192241 A#294820

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Ercy Castro 212-310-8000

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Weil Gotshal & Manges LLP
767 Fifth Avenue New York, NY 10153

ercy.castro@weil.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 64051736 11/20/2006	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☒	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME Citicorp USA, Inc., as Administrative Agent
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS 388 Greenwich Street		CITY New York	STATE NY	POSTAL CODE 10013	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION Corporation	7f. JURISDICTION OF ORGANIZATION New York	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Described collateral ☐ deleted or ☐added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Wachovia Bank, National Association
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA Filed with: DE - Secretary of State; Debtor: MADEWELL INC.	F#192249 A#294832

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

UCC FINANCING STATEMENT AMENDMENT

FOLLOW INSTRUCTIONS (front and back) CAREFULLY

A. NAME & PHONE OF CONTACT AT FILER [optional] Ercy Castro 212-310-8000

B. SEND ACKNOWLEDGMENT TO: (Name and Address)

Weil Gotshal & Manges LLP
767 Fifth Avenue New York, NY 10153

ercy.castro@weil.com

THE ABOVE SPACE IS FOR FILING OFFICE USE ONLY

1a. INITIAL FINANCING STATEMENT FILE # 23244492 12/27/2002	1b. ☐	This FINANCING STATEMENT AMENDMENT is to be filed (for record) (or recorded) in the REAL ESTATE RECORDS.
2. ☐	TERMINATION: Effectiveness of the Financing Statement identified above is terminated with respect to security interest(s) of the Secured Party authorizing this Termination Statement.
3. ☐	CONTINUATION: Effectiveness of the Financing Statement identified above with respect to security interest(s) of the Secured Party authorizing this Continuation Statement is continued for the additional period provided by applicable law.
4. ☒	ASSIGNMENT (full or partial): Give name of assignee in item 7a or 7b and address of assignee in item 7c; and also give name of assignor in item 9.

5. AMENDMENT (PARTY INFORMATION): This Amendment affects ☐Debtor or ☐Secured Party of record. Check only one of these two boxes.

Also check one of the following three boxes and provide appropriate information in items 6 and/or 7.

☐	CHANGE name and/or address: Please refer to the detailed instructions in regards to changing the name/address of a party.	☐	DELETE name: Give record name to be deleted in item 6a or 6b.	☐	ADD name: Complete item 7a or 7b, and also item 7c; also complete items 7e-7g (if applicable).
6. CURRENT RECORD INFORMATION:

OR	6a. ORGANIZATION’S NAME
	6b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7. CHANGED (NEW) OR ADDED INFORMATION:
OR	7a. ORGANIZATION’S NAME Citicorp USA, Inc., as Administrative Agent
	7b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME		SUFFIX
7c. MAILING ADDRESS 388 Greenwich Street		CITY New York	STATE NY	POSTAL CODE 10013	COUNTRY USA

7d. SEE INSTRUCTIONS	ADD’L INFO RE ORGANIZATION DEBTOR	7e. TYPE OF ORGANIZATION Corporation	7f. JURISDICTION OF ORGANIZATION New York	7g. ORGANIZATIONAL ID #, if any	☐ NONE

8. AMENDMENT (COLLATERAL CHANGE): check only one box.
Described collateral ☐ deleted or ☐added, or give entire ☐ restated collateral description, or describe collateral ☐ assigned.

9.	NAME OF SECURED PARTY OF RECORD AUTHORIZING THIS AMENDMENT (name of assignor, if this is an Assignment). If this is an Amendment authorized by a Debtor which adds collateral or adds the authorizing Debtor, or if this is a Termination authorized by a Debtor, check here ☐and enter name of DEBTOR authorizing this Amendment.

OR	9a. ORGANIZATION’S NAME Congress Financial Corporation, as Agent
	9b. INDIVIDUAL’S LAST NAME	FIRST NAME	MIDDLE NAME	SUFFIX

10. OPTIONAL FILER REFERENCE DATA Filed with: DE - Secretary of State; Debtor: J. CREW INTERNATIONAL, INC.	F#192247 A#294830

FILING OFFICE COPY – UCC FINANCING STATEMENT AMENDMENT (FORM UCC3) (REV. 05/22/02)

Schedule 3

To Opinion of Alston & Bird LLP

Material Written Agreements

1. Term Loan Facility

2. Intercreditor Agreement

EXHIBIT H

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF GUARANTY

EXECUTION COPY

AMENDED AND RESTATED GUARANTY

THIS AMENDED AND RESTATED GUARANTY, dated as of May 4, 2007 (this “Guaranty”), by J. CREW GROUP, INC., a Delaware corporation (“Holdings”), J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retain”), H.F.D. No. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), MADEWELL INC., a Delaware corporation (“Madewell”), J. CREW INTERNATIONAL, INC. (“JCI”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 24 (Additional Guarantors) hereof (collectively the “Guarantors” and each individually a “Guarantor”), in favor of the Administrative Agent, each Lender, each Issuer and each other holder of an Obligation (as each such term is defined in the Credit Agreement referred to below) (each, a “Guarantied Party” and, collectively, the “Guarantied Parties”), amends and restates that certain Guaranty, dated as of December 23, 2002 (the “Existing Guaranty”), by the Guarantors in favor of Congress Financial Corporation (predecessor in interest to Wachovia Bank, National Association) (“Existing Agent”).

W I T N E S S E T H:

WHEREAS, pursuant to the Second Amended and Restated Credit Agreement dated as of May 4, 2007 (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms defined therein and used herein having the meanings given to them in the Credit Agreement) among Operating, J. Crew, Retail, Factory and Madewell, as Borrowers, Holdings and JCI as Guarantors, the Lenders, the Issuers and CITICORP USA, INC. (“Citicorp”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), Citicorp, as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”) and BANK OF AMERICA, N.A, and WACHOVIA BANK, NATIONAL ASSOCIATION as syndication agents for the Lenders and Issuers (in such capacity, the “Syndication Agents”), the Lenders and Issuers have severally agreed to make extensions of credit to the Borrowers upon the terms and subject to the conditions set forth therein;

WHEREAS, Holdings owns 100% of the equity interests of Operating and each Borrower (other than Operating) is a direct Subsidiary of Operating;

WHEREAS, each Guarantor desire to guaranty the Obligations (in the case of each Borrower, other than its own Obligations) under the Credit Agreement;

WHEREAS, each Guarantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrowers under the Credit Agreement;

WHEREAS, the Guarantors hereby reaffirm the guaranties offered pursuant to the Existing Guaranty to the Existing Agent for the benefit of the Secured Parties (as defined in the Existing Credit Agreement), which guaranties shall continue in full force and effect during the term of this Agreement and any renewals thereof and shall continue to guaranty the Obligations; and

GUARANTY

J. CREW GROUP, INC.

WHEREAS, a condition precedent to the obligation of the Lenders and the Issuers to make their respective extensions of credit to the Borrowers under the Credit Agreement is that each Guarantor shall have executed and delivered this Guaranty for the benefit of the Guarantied Parties; and

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

Section 1 Guaranty

(a) To induce the Lenders to make the Loans and the Issuers to issue Letters of Credit, each Guarantor hereby absolutely, unconditionally and irrevocably guarantees, jointly with the other Guarantors and severally, as primary obligor and not merely as surety, the full and punctual payment when due and in the currency due, whether at stated maturity or earlier, by reason of acceleration, mandatory prepayment or otherwise in accordance herewith or any other Financing Agreement, of all the Obligations (other than, in the case of each Borrower, with respect to its own Obligations under the Financing Agreements), whether or not from time to time reduced or extinguished or hereafter increased or incurred, whether or not recovery may be or hereafter may become barred by any statute of limitations, whether or not enforceable as against the Borrowers, whether now or hereafter existing, and whether due or to become due, including principal, interest (including interest at the contract rate applicable upon default accrued or accruing after the commencement of any proceeding under the Bankruptcy Code, or any applicable provisions of comparable state or foreign law, whether or not such interest is an allowed claim in such proceeding), fees and costs of collection. This Guaranty constitutes a guaranty of payment and not of collection.

(b) Each Guarantor further agrees that, if (i) any payment made by any Borrower or any other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or (ii) the proceeds of Collateral are required to be returned by any Guarantied Party to any Borrower, its estate, trustee, receiver or any other party, including any Guarantor, under any bankruptcy law, equitable cause or any other Requirement of Law, then, to the extent of such payment or repayment, any such Guarantor’s liability hereunder (and any Lien or other Collateral securing such liability) shall be and remain in full force and effect, as fully as if such payment had never been made. If, prior to any of the foregoing, this Guaranty shall have been cancelled or surrendered (and if any Lien or other Collateral securing such Guarantor’s liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), this Guaranty (and such Lien or other Collateral) shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any such Guarantor in respect of the amount of such payment (or any Lien or other Collateral securing such obligation).

Section 2 Limitation of Guaranty

Any term or provision of this Guaranty or any other Financing Agreement to the contrary notwithstanding, the maximum aggregate amount of the Obligations for which any Subsidiary Guarantor shall be liable shall not exceed the maximum amount for which such Subsidiary Guarantor can be liable without rendering this Guaranty or any other Financing Agreement, as it relates to such Subsidiary Guarantor, subject to avoidance under applicable law

2

GUARANTY

J. CREW GROUP, INC.

relating to fraudulent conveyance or fraudulent transfer (including Section 548 of the Bankruptcy Code or any applicable provisions of comparable state law) (collectively, “Fraudulent Transfer Laws”), in each case after giving effect (a) to all other liabilities of such Subsidiary Guarantor, contingent or otherwise, that are relevant under such Fraudulent Transfer Laws (specifically excluding, however, any liabilities of such Subsidiary Guarantor in respect of intercompany Indebtedness to any Borrower to the extent that such Indebtedness would be discharged in an amount equal to the amount paid by such Subsidiary Guarantor hereunder) and (b) to the value as assets of such Subsidiary Guarantor (as determined under the applicable provisions of such Fraudulent Transfer Laws) of any rights to subrogation, contribution, reimbursement, indemnity or similar rights held by such Subsidiary Guarantor pursuant to (i) applicable Requirements of Law, (ii) Section 3 (Contribution) of this Guaranty or (iii) any other Contractual Obligations providing for an equitable allocation among such Subsidiary Guarantor and other Subsidiaries or Affiliates of the any Borrower of obligations arising under this Guaranty or other guaranties of the Obligations by such parties.

Section 3 Contribution

To the extent that any Subsidiary Guarantor shall be required hereunder to pay a portion of the Obligations exceeding the greater of (a) the amount of the economic benefit actually received by such Subsidiary Guarantor from the Loans and the other financial accommodations provided to the Borrowers under the Financing Agreements and (b) the amount such Subsidiary Guarantor would otherwise have paid if such Subsidiary Guarantor had paid the aggregate amount of the Obligations (excluding the amount thereof repaid by the Borrowers and Holdings) in the same proportion as such Subsidiary Guarantor’s net worth at the date enforcement is sought hereunder bears to the aggregate net worth of all the Subsidiary Guarantors at the date enforcement is sought hereunder, then such Guarantor shall be reimbursed by such other Subsidiary Guarantors for the amount of such excess, pro rata, based on the respective net worths of such other Subsidiary Guarantors at the date enforcement hereunder is sought.

Section 4 [Intentionally Deleted]

Section 5 Guaranty Absolute and Unconditional

Each Guarantor hereby waives any defense of a surety or guarantor or any other obligor on any obligations arising in connection with or in respect of any of the following (even if any right of reimbursement or subrogation or other right or remedy of any Guarantor is extinguished, affected or impaired by any of the foregoing (including any election of remedies by reason of any judicial, non-judicial or other proceeding in respect of the Obligations that impairs any subrogation, reimbursement or other right of such Guarantor) and hereby agrees that its obligations under this Guaranty are absolute and unconditional and shall not be discharged or otherwise affected as a result of any of the following:

(a) the invalidity or unenforceability of any of the Borrowers’ obligations under the Credit Agreement or any other Financing Agreement or any other agreement or instrument relating thereto, or any security for, or other guaranty of the Obligations or any part of them, or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations or any part of them;

(b) the absence of any attempt to collect the Obligations or any part of them from the Borrowers or any Borrower or other action to enforce the same;

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(c) failure by any Guarantied Party to take any steps to perfect and maintain any Lien on, or to preserve any rights to, any Collateral;

(d) any Guarantied Party’s election, in any proceeding instituted under chapter 11 of the Bankruptcy Code, of the application of Section 1111(b)(2) of the Bankruptcy Code or any applicable provisions of comparable state or foreign law;

(e) any borrowing or grant of a Lien by the Borrowers or any Borrower, as debtor-in-possession, or extension of credit, under Section 364 of the Bankruptcy Code or any applicable provisions of comparable state or foreign law;

(f) the disallowance, under Section 502 of the Bankruptcy Code, of all or any portion of any Guarantied Party’s claim (or claims) for repayment of the Obligations;

(g) any use of cash collateral under Section 363 of the Bankruptcy Code;

(h) any agreement or stipulation as to the provision of adequate protection in any bankruptcy proceeding;

(i) the avoidance of any Lien in favor of the Guarantied Parties or any of them for any reason;

(j) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Borrower, any Guarantor or any of the Borrowers’ other Subsidiaries, including any discharge of, or bar or stay against collecting, any Obligation (or any part of them or interest thereon) in or as a result of any such proceeding;

(k) failure by any Guarantied Party to file or enforce a claim against the Borrowers or any Borrower or its estate in any bankruptcy or insolvency case or proceeding;

(1) any action taken by any Guarantied Party if such action is authorized hereby;

(m) any election following the occurrence of an Event of Default by any Guarantied Party to proceed separately against the personal property Collateral in accordance with such Guarantied Party’s rights under the UCC or, if the Collateral consists of both personal and real property, to proceed against such personal and real property in accordance with such Guarantied Party’s rights with respect to such real property;

(n) any change in the corporate existence or structure of any Borrower or any other Loan Party;

(o) any defense, set-off or counterclaim (other than a defense of payment or performance) which may at any time be available to or be asserted by any Guarantor or any other Person against any Guarantied Party;

(p) any Requirement of Law affecting any term of any Guarantor’s obligations under this Guaranty;

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(q) any other circumstance that might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor or any other obligor on any obligations, other than the payment in full of the Obligations.

(r) if any Guarantied Party should supplement, renew, extend, accelerate, or otherwise change the time for payment of, or other terms relating to, the Obligations, or any part of them, or otherwise modify, amend or change the terms of any promissory note or other agreement, document or instrument (including the other Financing Agreements) now or hereafter executed by any Borrower and delivered to the Guarantied Parties or any of them, including any increase or decrease of principal or the rate of interest thereon;

(s) if any Guarantied Party should waive or otherwise consent to noncompliance with any provision of any instrument evidencing the Obligations, or any part thereof, or any other instrument or agreement in respect of the Obligations (including the other Financing Agreements) now or hereafter executed by any Borrower and delivered to the Guarantied Parties or any of them;

(t) if any Guarantied Party should accept partial payments on the Obligations;

(u) if any Guarantied Party should receive, take and hold additional security or collateral for the payment of the Obligations or any part of them and exchange, enforce, waive, substitute, liquidate, terminate, abandon, fail to perfect, subordinate, transfer, otherwise alter and release any such additional security or collateral;

(v) if any Guarantied Party should settle, release, compromise, collect or otherwise liquidate the Obligations or accept, substitute, release, exchange or otherwise alter, affect or impair any security or collateral for the Obligations or any part of them or any other guaranty therefor, in any manner;

(w) if any Guarantied Party should add, release or substitute any one or more other guarantors, makers or endorsers of the Obligations or any part of them and otherwise deal with any Borrower or any other guarantor, maker or endorser;

(x) if any Guarantied Party should apply to the Obligations any payment or recovery (x) from any Borrower, from any other guarantor, maker or endorser of the Obligations or any part of them or (y) from any Guarantor in such order as provided herein, in each case whether such Obligations are secured or unsecured or guaranteed or not guaranteed by others;

(y) if any Guarantied Party should apply to the Obligations any payment or recovery from any Guarantor of the Obligations or any sum realized from security furnished by such Guarantor upon its indebtedness or obligations to the Guarantied Parties or any of them, in each case whether or not such indebtedness or obligations relate to the Obligations; or

(z) if any Guarantied Party should refund at any time any payment received by any Guarantied Party in respect of any Obligation, and payment to such Guarantied Party of the amount so refunded shall be fully guaranteed hereby even though prior thereto this Guaranty shall have been cancelled or surrendered (or any release or termination of any Collateral by virtue thereof), and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect the obligations of any Guarantor hereunder in respect of the amount so refunded (and any Collateral so released or terminated shall be reinstated with respect to such obligations).

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Section 6 Waivers

Each Guarantor hereby waives diligence, promptness, presentment, demand for payment or performance and protest and notice of protest, notice of acceptance and any other notice in respect of the Obligations or any part of them, and any defense arising by reason of any disability or other defense of any Borrower. Each Guarantor shall not, until the Obligations are irrevocably paid in full and the Revolving Credit Commitments have been terminated, assert any claim or counterclaim it may have against any Borrower or set off any of its obligations to any Borrower against any obligations of any Borrower to it. In connection with the foregoing, each Guarantor covenants that its obligations hereunder shall not be discharged, except by complete performance.

Section 7 Reliance

Each Guarantor hereby assumes responsibility for keeping itself informed of the financial condition of each Borrower and any endorser and other guarantor of all or any part of the Obligations, and of all other circumstances bearing upon the risk of nonpayment of the Obligations, or any part thereof, that diligent inquiry would reveal, and each Guarantor hereby agrees that no Guarantied Party shall have any duty to advise any Guarantor of information known to it regarding such condition or any such circumstances. In the event any Guarantied Party, in its sole discretion, undertakes at any time or from time to time to provide any such information to any Guarantor, such Guarantied Party shall be under no obligation (a) to undertake any investigation not a part of its regular business routine, (b) to disclose any information that such Guarantied Party, pursuant to accepted or reasonable commercial finance or banking practices, wishes to maintain confidential or (c) to make any other or future disclosures of such information or any other information to any Guarantor.

Section 8 Waiver of Subrogation and Contribution Rights

Until the Obligations have been irrevocably paid in full and the Revolving Credit Commitments have been terminated, the Guarantors shall not enforce or otherwise exercise any right of subrogation to any of the rights of the Guarantied Parties or any part of them against any Borrower or any right of reimbursement or contribution or similar right against any Borrower by reason of this Guaranty or by any payment made by any Guarantor in respect of the Obligations.

Section 9 Subordination

Each Guarantor hereby agrees that any Indebtedness of any Borrower now or hereafter owing to any Guarantor, whether heretofore, now or hereafter created (the “Guarantor Subordinated Debt”), is hereby subordinated to all of the Obligations and that, except as permitted under Section 8.5 (Restricted Payments) of the Credit Agreement, the Guarantor Subordinated Debt shall not be paid in whole or in part until the Obligations have been paid in full and this Guaranty is terminated and of no further force or effect. No Guarantor shall accept any payment of or on account of any Guarantor Subordinated Debt at any time in contravention of the foregoing. Upon the occurrence and during the continuance of an Event of Default and

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subject to the Intercreditor Agreement, the Guarantors shall pay to the Administrative Agent any payment of all or any part of the Guarantor Subordinated Debt and any amount so paid to the Administrative Agent shall be applied to payment of the Obligations as provided in Section 2.13(f) (Payments and Computations) of the Credit Agreement. Each payment on the Guarantor Subordinated Debt received in violation of any of the provisions hereof shall be deemed to have been received by such Guarantor as trustee for the Guarantied Parties and shall be paid over to the Administrative Agent immediately on account of the Obligations, but without otherwise affecting in any manner such Guarantor’s liability hereof. Each Guarantor agrees to file all claims against any Borrower in any bankruptcy or other proceeding in which the filing of claims is required by law in respect of any Guarantor Subordinated Debt, and the Administrative Agent shall be entitled to all of such Guarantor’s rights thereunder. If for any reason a Guarantor fails to file such claim at least ten Business Days prior to the last date on which such claim should be filed, such Guarantor hereby irrevocably appoints the Administrative Agent as its true and lawful attorney-in-fact and is hereby authorized to act as attorney-in-fact in such Guarantor’s name to file such claim or, in the Administrative Agent’s discretion, to assign such claim to and cause proof of claim to be filed in the name of the Administrative Agent or its nominee. In all such cases, whether in administration, bankruptcy or otherwise, the person or persons authorized to pay such claim shall pay to the Administrative Agent the full amount payable on the claim in the proceeding, and, to the full extent necessary for that purpose, each Guarantor hereby assigns to the Administrative Agent all of such Guarantor’s rights to any payments or distributions to which such Guarantor otherwise would be entitled. If the amount so paid is greater than such Guarantor’s liability hereunder, the Administrative Agent shall pay the excess amount to the party entitled thereto. In addition, each Guarantor hereby irrevocably appoints the Administrative Agent as its attorney-in-fact to exercise all of such Guarantor’s voting rights in connection with any bankruptcy proceeding or any plan for the reorganization of any Borrower.

Section 10 Default; Remedies

The obligations of each Guarantor hereunder are independent of and separate from the Obligations. If any Obligation is not paid when due, or upon any Event of Default hereunder or upon any default by any Borrower as provided in any other instrument or document evidencing all or any part of the Obligations, the Administrative Agent may, at its sole election, proceed directly and at once, without notice, against any Guarantor to collect and recover the full amount or any portion of the Obligations then due, without first proceeding against the Borrowers or any Borrower or any other guarantor of the Obligations, or against any Collateral under the Financing Agreements or joining the Borrowers or any Borrower or any other guarantor in any proceeding against any Guarantor. At any time after maturity of the Obligations, the Administrative Agent may (unless the Obligations have been irrevocably paid in full), without notice to any Guarantor and regardless of the acceptance of any Collateral for the payment hereof, appropriate and apply toward the payment of the Obligations (a) any indebtedness due or to become due from any Guarantied Party to such Guarantor and (b) any moneys, credits or other property belonging to such Guarantor at any time held by or coming into the possession of any Guarantied Party or any of its respective Affiliates.

Section 11 Irrevocability

This Guaranty shall be irrevocable as to the Obligations (or any part thereof) until the Commitments have been terminated and all monetary Obligations then outstanding have been irrevocably repaid in cash, at which time this Guaranty shall automatically be cancelled. Upon such cancellation and at the written request of any Guarantor or its successors or assigns,

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and at the cost and expense of such Guarantor or its successors or assigns, the Administrative Agent shall execute in a timely manner a satisfaction of this Guaranty and such instruments, documents or agreements as are necessary or desirable to evidence the termination of this Guaranty.

Section 12 Setoff

Upon the occurrence and during the continuance of an Event of Default, each Guarantied Party and each Affiliate of a Guarantied Party is hereby authorized at any time and from time to time, to the fullest extent permitted by Requirements of Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Indebtedness at any time owing by such Guarantied Party to or for the credit or the account of the Guarantied Parties against any and all of the Obligations now or hereafter existing whether or not such Guarantied Party shall have made any demand under this Guaranty and even though such Obligations may be unmatured. Each Guarantied Party agrees promptly to notify the Borrower Agent after any such set-off and application made by such Guarantied Party or its Affiliates: provided, however, that the failure to give such notice shall not affect the validity of such set-off and application. Each Guarantied Party agrees that it shall not, without the express consent of the Requisite Lenders (and that, it shall, to the extent lawfully entitled to do so, upon the request of the Requisite Lenders) exercise its set-off rights under this Section 12 against any deposit accounts of the Guarantors maintained with such Guarantied Party or any Affiliate thereof. The rights of each Guarantied Party under this Section 12 are in addition to the other rights and remedies (including other rights of set-off) that such Guarantied Party may have.

Section 13 No Marshalling

Each Guarantor consents and agrees that no Guarantied Party or Person acting for or on behalf of any Guarantied Party shall be under any obligation to marshal any assets in favor of any Guarantor or against or in payment of any or all of the Obligations.

Section 14 Enforcement; Waivers; Amendments

(a) No delay on the part of any Guarantied Party in the exercise of any right or remedy arising under this Guaranty, the Credit Agreement, any other Financing Agreement or otherwise with respect to all or any part of the Obligations, the Collateral or any other guaranty of or security for all or any part of the Obligations shall operate as a waiver thereof, and no single or partial exercise by any such Person of any such right or remedy shall preclude any further exercise thereof. Failure by any Guarantied Party at any time or times hereafter to require strict performance by the Borrowers or any Borrower, any Guarantor, any other guarantor of all or any part of the Obligations or any other Person of any provision, warranty, term or condition contained in any Financing Agreement now or at any time hereafter executed by any such Persons and delivered to any Guarantied Party shall not waive, affect or diminish any right of any Guarantied Party at any time or times hereafter to demand strict performance thereof and such right shall not be deemed to have been waived by any act (except by a written instrument pursuant to Section 14(b) or knowledge of any Guarantied Party, or its respective agents, officers or employees. No waiver of any Event of Default by any Guarantied Party shall operate as a waiver of any other Event of Default or the same Event of Default on a future occasion, and no action by any Guarantied Party permitted hereunder shall in any way affect or impair any Guarantied Party’s rights and remedies or the obligations of any Guarantor under this Guaranty. Any determination by a court of competent jurisdiction of the amount of any principal or interest

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owing by the Borrowers or any Borrower to a Guarantied Party shall be conclusive and binding on each Guarantor irrespective of whether such Guarantor was a party to the suit or action in which such determination was made.

(b) None of the terms or provisions of this Guaranty may be waived, amended, supplemented or modified except in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement.

Section 15 Successors and Assigns

This Guaranty shall be binding upon each Guarantor and upon the successors and assigns of such Guarantors and shall inure to the benefit of the Guarantied Parties and their respective successors and assigns; all references herein to the Borrowers, to any Borrower and to the Guarantors shall be deemed to include their respective successors and assigns. The successors and assigns of the Guarantors and the Borrowers shall include, without limitation, their respective receivers, trustees and debtors-in-possession. All references to the singular shall be deemed to include the plural where the context so requires.

Section 16 Representations and Warranties; Covenants

JCI hereby (a) represents and warrants that the representations and warranties as to it made by the Borrowers and Holdings in Article IV (Representations and Warranties) of the Credit Agreement are true and correct on each date as required by Section 3.2(b)(i) (Conditions Precedent to Each Loan and Letter of Credit) of the Credit Agreement and (b) agrees to take, or refrain from taking, as the case may be, each action necessary to be taken or not taken, as the case may be, so that no Default or Event of Default is caused by the failure to take such action or to refrain from taking such action by JCI.

Section 17 Governing Law

This Guaranty and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 18 Submission to Jurisdiction; Service of Process

(a) Any legal action or proceeding with respect to this Guaranty may be brought in the courts of the State of New York located in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Guaranty, each of the Guarantors hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.

(b) Each Guarantor hereby irrevocably designates, appoints and empowers the Borrower Agent to act as its process agent, in the case of any suit, action or proceeding brought in the United States of America as its designee, appointee and agent to receive, accept and acknowledge for and on its behalf, and in respect of its property, service of any and all legal process, summons, notices and documents that may be serviced in any action or proceeding arising out of, or in connection with, this Guaranty. Each Guarantor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

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(c) Nothing contained in this Section 18 (Submission to Jurisdiction; Service of Process) shall affect the right of the Administrative Agent or any other Guarantied Party to serve process in any other manner permitted by law or commence legal proceedings or otherwise proceed against a Guarantor in any other jurisdiction.

(d) If for the purposes of obtaining judgment in any court it is necessary to convert a sum due hereunder in Dollars into another currency, the parties hereto agree, to the fullest extent they may effectively do so, that the rate of exchange used shall be that at which in accordance with normal banking procedures the Administrative Agent could purchase Dollars with such other currency at the spot rate of exchange quoted by the Administrative Agent at 11:00 a.m. (New York time) on the Business Day preceding that on which final judgment is given, for the purchase of Dollars, for delivery two Business Days thereafter.

Section 19 Waiver of Judicial Bond

To the fullest extent permitted by applicable law, the Guarantor waives the requirement to post any bond that otherwise may be required of any Guarantied Party in connection with any judicial proceeding to enforce such Guarantied Party’s rights to payment hereunder, security interest in or other rights to the Collateral or in connection with any other legal or equitable action or proceeding arising out of, in connection with, or related to this Guaranty and the Financing Agreements to which it is a party.

Section 20 Certain Terms

The following rules of interpretation shall apply to this Guaranty: (a) the terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Guaranty as a whole and not to any particular Article, Section, subsection or clause in this Guaranty, (b) unless otherwise indicated, references herein to an Exhibit, Article, Section, subsection or clause refer to the appropriate Exhibit to, or Article, Section, subsection or clause in this Guaranty and (c) the term “including” means “including without limitation” except when used in the computation of time periods.

Section 21 Waiver of Jury Trial

EACH OF THE ADMINISTRATIVE AGENT, THE OTHER GUARANTIED PARTIES AND EACH GUARANTOR IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS GUARANTY AND ANY OTHER FINANCING AGREEMENT.

Section 22 Notices

Any notice or other communication herein required or permitted shall be given as provided in Section 11.8 (Notices, Etc.) of the Credit Agreement and, in the case of any Guarantor, to such Guarantor in care of the Borrowers.

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Section 23 Severability

Wherever possible, each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective to the extent of such prohibition or invalidity without invalidating the remainder of such provision or the remaining provisions of this Guaranty.

Section 24 Additional Guarantors

Each of the Guarantors agrees that, if, pursuant to Section 7.11(b) (Additional Collateral and Guaranties) of the Credit Agreement, Holdings or any Borrower shall be required to cause any Subsidiary thereof that is not a Guarantor to become a Guarantor hereunder, or if for any reason Holdings or any Borrower desires any such Subsidiary to become a Guarantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Guaranty Supplement in substantially the form of Exhibit A (Guaranty Supplement) attached hereto and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Guarantor party hereto on the Closing Date.

Section 25 Collateral

Each Guarantor hereby acknowledges and agrees that its obligations under this Guaranty are secured pursuant to the terms and provisions of the Collateral Documents executed by it in favor of the Administrative Agent, for the benefit of the Secured Parties.

Section 26 Costs and Expenses

In accordance with the provisions of Section 11.3 (Costs and Expenses) of the Credit Agreement, each Guarantor agrees to pay or reimburse the Administrative Agent and each of the other Guarantied Parties upon demand for all out-of-pocket costs and expenses, including reasonable attorneys’ fees (including allocated costs of internal counsel and costs of settlement), incurred by the Administrative Agent and such other Guarantied Parties in enforcing this Guaranty against such Guarantor or any security therefor or exercising or enforcing any other right or remedy available in connection herewith or therewith.

Section 27 Waiver of Consequential Damages

EACH GUARANTOR HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE MAXIMUM EXTENT NOT PROHIBITED BY LAW, ANY RIGHT IT MAY HAVE TO CLAIM OR RECOVER ANY SPECIAL, EXEMPLARY, PUNITIVE OR CONSEQUENTIAL DAMAGE IN ANY LEGAL ACTION OR PROCEEDING IN RESPECT OF THIS GUARANTY OR ANY OTHER FINANCING AGREEMENT.

Section 28 Entire Agreement

This Guaranty, taken together with all of the other Financing Agreements executed and delivered by the Guarantors, represents the entire agreement and understanding of the parties hereto and supersedes all prior understandings, written and oral, relating to the subject matter hereof.

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Section 29 Counterparts

This Guaranty may be executed in any number of separate counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by facsimile transmission or electronic mail shall be effective as delivery of a manually executed counterpart.

[SIGNATURE PAGES FOLLOW]

12

IN WITNESS WHEREOF, this Amended and Restated Guaranty has been duly executed by the Guarantors as of the day and year first set forth above.

J. CREW OPERATING CORP.
J. CREW INC.
GRACE HOLMES, INC.
H.F.D. NO. 55, INC.
MADEWELL INC.
J. CREW GROUP, INC.

By:	/s/ James S. Scully
Name: James S. Scully
Title: Chief Financial Officer

J. CREW INTERNATIONAL, INC.

By:	/s/ Nicholas P. Lamberti
Name: Nicholas P. Lamberti
Title: Vice President and Controller

[SIGNATURE PAGE TO J. CREW AMENDED AND RESTATED GUARANTY]

ACKNOWLEDGED AND AGREED
as of the date first above written:

CITICORP USA, INC. as Administrative Agent

By:	/s/ Thomas M. Halsch
Name:	Thomas M. Halsch
Title:	Director

[SIGNATURE PAGE TO J. CREW AMENDED AND RESTATED GUARANTY]

EXHIBIT A

TO

GUARANTY

FORM OF GUARANTY SUPPLEMENT

The undersigned hereby agrees to be bound as a Guarantor for purposes of the Guaranty, dated as of May 4, (the “Guaranty”), among J. CREW GROUP, INC., a Delaware corporation, J. CREW OPERATING CORP., a Delaware corporation, J. CREW INC., a New Jersey corporation, GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL, H.F.D. NO. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), MADEWELL INC., a Delaware corporation (“Madewell”), J. CREW INTERNATIONAL, INC., and acknowledged by CITICORP USA, INC., as Administrative Agent, and the undersigned hereby acknowledges receipt of a copy of the Guaranty. The undersigned hereby represents and warrants that each of the representations and warranties contained in Section 16 (Representations and Warranties; Covenants) of the Guaranty applicable to it is true and correct on and as the date hereof as if made on and as of such date. Capitalized terms used herein but not defined herein are used with the meanings given them in the Guaranty.

IN WITNESS WHEREOF, the undersigned has caused this Guaranty Supplement to be duly executed and delivered as of                     ,            .

[NAME OF SUBSIDIARY GUARANTOR]

By:
Name:
Title:

ACKNOWLEDGED AND AGREED as of the date first above written:

CITICORP USA, INC. as Administrative Agent

By:
Name:
Title:

EXHIBIT I

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF PLEDGE AND SECURITY AGREEMENT

EXECUTION COPY

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT

Dated as of May 4, 2007

among

J. CREW OPERATING CORP.

J. CREW INC.

GRACE HOLMES, INC. D/B/A J. CREW RETAIL

H.F.D. NO. 55, INC. D/B/A J. CREW FACTORY

MADEWELL INC.

J. CREW GROUP, INC.

J. CREW INTERNATIONAL, INC.

as Grantors

and

Each Other Grantor

From Time to Time Party Hereto

and

CITICORP USA, INC.

as Administrative Agent

WEIL, GOTSHAL & MANGES LLP

767 FIFTH AVENUE

NEW YORK, NEW YORK 10153-0119

i

(continued)

ii

ANNEXES AND SCHEDULES

Annex 1	Form of Deposit Account Control Agreement
Annex 2	Form of Securities Account Control Agreement
Annex 3	Form of Pledge Amendment
Annex 4	Form of Joinder Agreement
Annex 5	Form of Short Form Intellectual Property Security Agreement
Schedule 1	Jurisdiction of Organization; Principal Executive Office
Schedule 2	Pledged Collateral
Schedule 3	Filings
Schedule 3.11	Collateral Access Agreements, Bailee Letters, etc.
Schedule 4	Location of Inventory and Equipment
Schedule 5	Intellectual Property
Schedule 6	Bank Accounts; Control Accounts
Schedule 7	Commercial Tort Claims

iii

AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT, dated as of May 4, 2007, by J. CREW OPERATING CORP., a Delaware corporation (“Operating”), J. CREW INC., a New Jersey corporation (“J. Crew”), GRACE HOLMES, INC., a Delaware corporation doing business as J. CREW RETAIL (“Retail”), H.F.D. NO. 55, INC., a Delaware corporation doing business as J. Crew Factory (“Factory”), Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. CREW GROUP INC. (“Holdings”), J. CREW INTERNATIONAL, INC. (“JCI”, a “Guarantor” and together with Holdings, the “Guarantors”) and each of the other entities listed on the signature pages hereof or that becomes a party hereto pursuant to Section 7.11 (Additional Grantors) (each a “Grantor” and, collectively, with the Borrowers and the Guarantors, the “Grantors”), in favor of Citicorp USA, Inc. (“CUSA”), as agent (in such capacity, the “Administrative Agent”) for the Secured Parties (as defined in the Credit Agreement referred to below).

W I T N E S S E T H:

WHEREAS, the Borrowers, the Guarantors, the lenders and issuers from time to time party thereto, Wachovia Bank, National Association, as administrative agent (the “Existing Agent”), Congress Financial Corporation, as collateral agent (the “Existing Collateral Agent”), Bank of America, as the syndication agent and certain other parties thereto, are parties to the Amended and Restated Loan and Security Agreement, dated as of December 23, 2004 (as amended, modified, or supplemented prior to the Effective Date (as defined below), the “Existing Credit Agreement”);

WHEREAS, the Existing Agent and the Existing Collateral Agent desire to resign from each of their respective capacities as administrative agent and collateral agent under the Existing Credit Agreement, and Citicorp desires to be appointed as the successor Administrative Agent and as Swing Loan Lender and as Collateral Agent under the Credit Agreement, each effective as of the Effective Date (as defined below), pursuant to a master assignment and resignation agreement dated on or prior to the date hereof (the “Master Assignment and Resignation Agreement”), among the Existing Agent, the Existing Collateral Agent, Citicorp, the Borrowers and the other Loan Parties; and

WHEREAS, the Borrowers, the Guarantors, the Lenders and the Issuers have entered into the Second Amended and Restated Credit Agreement, dated as of the date hereof (as amended, restated, supplemented, modified, increased, renewed, refunded, replaced or refinanced from time to time, the “Credit Agreement”) which amends and restates, together with this Agreement, the Existing Credit Agreement in its entirety;

WHEREAS, the Grantors are party to the Guaranty pursuant to which they have guaranteed the Obligations;

WHEREAS, it is a condition precedent to the effectiveness of the Credit Agreement that the Grantors shall have executed and delivered this Agreement to the Administrative Agent;

WHEREAS, the Loan Parties hereby reaffirm the Liens granted pursuant to the Financing Agreements (as defined in the Existing Credit Agreement) to the Existing Agent for the benefit of the Secured Parties (as defined in the Existing Credit Agreement), which Liens shall continue in full force and effect during the term of this Agreement and any renewals thereof and

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shall cover the collateral securing the Obligations (as defined in the Existing Credit Agreement) under the Financing Agreements (as defined under the Existing Credit Agreement) and shall continue to secure the Secured Obligations; and

WHEREAS, each Grantor will receive substantial direct and indirect benefits from the making of the Loans, the issuance of the Letters of Credit and the granting of the other financial accommodations to the Borrowers under the Credit Agreement;

NOW, THEREFORE, in consideration of the premises and to induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement and to induce the Lenders and the Issuers to make their respective extensions of credit to the Borrowers thereunder, each Grantor hereby agrees with the Administrative Agent as follows:

ARTICLE I DEFINED TERMS

Section 1.1 Definitions

(a) Unless otherwise defined herein, terms defined in the Credit Agreement and used herein have the meanings given to them in the Credit Agreement.

(b) Terms used herein without definition that are defined in the UCC have the meanings given to them in the UCC, including the following terms (which are capitalized herein):

“Account Debtor”

“Account”

“Certificated Security”

“Chattel Paper”

“Commercial Tort Claim”

“Commodity Account”

“Deposit Account”

“Documents”

“Entitlement Holder”

“Entitlement Order”

“Equipment”

“Financial Asset”

“General Intangible”

“Goods”

“Instruments”

“Inventory”

“Investment Property”

“Letter-of-Credit Right”

“Proceeds”

“Securities Account”

“Securities Intermediary”

“Security”

“Security Entitlement”

“Supporting Obligation”

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(c) The following terms shall have the following meanings:

“Additional Pledged Collateral” means any Pledged Collateral acquired by any Grantor after the date hereof (subject to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement) and in which a security interest is granted pursuant to Section 2.2 (Grant of Security Interest in Collateral), including, to the extent a security interest is granted therein pursuant to Section 2.2 (Grant of Security Interest in Collateral), (i) all Stock and Stock Equivalents of any Person that are acquired by any Grantor after the date hereof, together with all certificates, instruments or other documents representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing, (ii) all additional Indebtedness from time to time owed to any Grantor by any obligor on the Pledged Debt Instruments and the Instruments evidencing such Indebtedness and (iii) all interest, cash, Instruments and other property or Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any of the foregoing. “Additional Pledged Collateral” may be General Intangibles, Instruments or Investment Property.

“Agreement” means this Pledge and Security Agreement.

“Collateral” has the meaning specified in Section 2.1 (Collateral).

“Deposit Account Control Agreement” means a letter agreement, substantially in the form of Annex 1 (Form of Deposit Account Control Agreement) (with such changes as may be agreed to by the Administrative Agent), executed by the Grantor, the Administrative Agent and the relevant financial institution; provided, however, that the deposit account control agreements executed and delivered in connection with the Existing Credit Agreement shall also be included in this definition.

“Excluded Property” means, collectively, (i) any rights or interests in any contract, lease, permit, license, charter or license agreement covering real or personal property, as such, if under the terms of such contract, lease, permit, license, charter or license agreement, or applicable law with respect thereto, the valid grant of a security interest or lien therein to Administrative Agent is prohibited and such prohibition has not been or is not waived or the consent of the other party to such contract, lease, permit, license, charter or license agreement has not been or is not otherwise obtained or under applicable law such prohibition cannot be waived; provided, that, the foregoing exclusion shall in no way be construed (A) to apply if any such prohibition is unenforceable under Sections 9-406, 9-407 or 9-408 of the UCC or other applicable law or (B) so as to limit, impair or otherwise affect Administrative Agent’s unconditional continuing security interests in and liens upon any rights or interests of a Grantor in or to monies due or to become due under any such contract, lease, permit, license, charter or license agreement (including any Receivables) and (ii) the Stock of J. Crew Japan, Inc. (“J. Crew Japan”).

“Intellectual Property” shall mean, as to each Grantor, such Grantor’s now owned and hereafter arising or acquired: patents, patent rights, patent applications, copyrights, works which are the subject matter of copyrights, copyright registrations, trademarks, trade names, trade styles, trademark and service mark applications, and licenses and rights to use any of the foregoing; all extensions, renewals, reissues, divisions, continuations, and continuations-in-part of any of the foregoing; all rights to sue for past, present and future infringement of any of the foregoing; inventions, trade secrets, formulae, processes, compounds, drawings, designs, blueprints, surveys, reports, manuals, and operating standards; goodwill (including any goodwill associated with any trademark or the license of any trademark); customer and other lists in whatever form maintained; trade secret rights, copyright rights, rights in works of authorship, domain names and domain name registration; software and contract rights relating to computer software programs, in whatever form created or maintained.

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“LLC” means each limited liability company in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

“LLC Agreement” means each operating agreement with respect to a LLC, as each agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified from time to time.

“Material Intellectual Property” means Intellectual Property owned by or licensed to a Grantor and material to the conduct of any Grantor’s business.

“Partnership” means each partnership in which a Grantor has an interest, including those set forth on Schedule 2 (Pledged Collateral).

“Partnership Agreement” means each partnership agreement governing a Partnership, as each such agreement has heretofore been, and may hereafter be, amended, restated, supplemented or otherwise modified.

“Pledged Certificated Stock” means all Certificated Securities and any other Stock and Stock Equivalent of a Person evidenced by a certificate, Instrument or other equivalent document, in each case owned by any Grantor, including all Stock listed on Schedule 2 (Pledged Collateral).

“Pledged Collateral” means, collectively, the Pledged Stock, Pledged Debt Instruments, any other Investment Property of any Grantor, all Chattel Paper, certificates or other Instruments representing any of the foregoing and all Security Entitlements of any Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles, Instruments or Investment Property.

“Pledged Debt Instruments” means all right, title and interest of any Grantor in Instruments evidencing any Indebtedness owed to such Grantor, including all Indebtedness described on Schedule 2 (Pledged Collateral), issued by the obligors named therein.

“Pledged Stock” means all Pledged Certificated Stock and all Pledged Uncertificated Stock. For purposes of this Agreement, the term “Pledged Stock” shall not include any Excluded Equity.

“Pledged Uncertificated Stock” means any Stock or Stock Equivalent of any Person that is not a Pledged Certificated Stock, including all right, title and interest of any Grantor as a limited or general partner in any Partnership or as a member of any LLC and all right, title and interest of any Grantor in, to and under any Partnership Agreement or LLC Agreement to which it is a party.

“Receivables” means all of the following now owned or hereafter arising or acquired property of each Grantor: (a) all Accounts; (b) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (c) all payment intangibles of such Grantor; (d) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to any Grantor or

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otherwise in favor of or delivered to any Grantor in connection with any Account or any Credit Card Receivables; or (e) all other Accounts, contract rights, Chattel Paper, Instruments, notes, General Intangibles and other forms of obligations owing to any Grantor, whether from the sale and lease of goods or other property, licensing of any property (including Intellectual Property or other General Intangibles), rendition of services or from loans or advances by any Grantor or to or for the benefit of any third person (including loans or advances to any Affiliates or Subsidiaries of any Grantor) or otherwise associated with any Accounts, Inventory or General Intangibles of any Grantor (including, without limitation, choses in action, causes of action, tax refunds, tax refund claims, any funds which may become payable to any Grantor in connection with the termination of any Title IV Plan or other employee benefit plan and any other amounts payable to any Grantor from any Title IV Plan or other employee benefit plan, rights and claims against carriers and shippers, rights to indemnification, business interruption insurance and proceeds thereof, casualty or any similar types of insurance and any proceeds thereof and proceeds of insurance covering the lives of employees on which any Grantor is a beneficiary).

“Records” means, as to each Grantor, all of such Grantor’s present and future books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to the Collateral or any account debtor, together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of any Grantor with respect to the foregoing maintained with or by any other person).

“Securities Account Control Agreement” means a letter agreement, substantially in the form of Annex 2 (Form of Securities Account Control Agreement) (with such changes as may be agreed to by the Administrative Agent), executed by the relevant Grantor, the Administrative Agent and the relevant Approved Securities Intermediary; provided, however, that the securities account control agreements executed and delivered in connection with the Existing Credit Agreement shall also be included in this definition.

“Securities Act” means the Securities Act of 1933, as amended.

“UCC” means the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that, in the event that, by reason of mandatory provisions of law, any of the attachment, perfection or priority of the Administrative Agent’s and the Secured Parties’ security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term “UCC” shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions.

Section 1.2 Certain Other Terms

(a) In this Agreement, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including.”

(b) The terms “herein,” “hereof,” “hereto” and “hereunder” and similar terms refer to this Agreement as a whole and not to any particular Article, Section, subsection or clause in this Agreement.

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(c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement.

(d) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

(e) Where the context requires, provisions relating to any Collateral, when used in relation to a Grantor, shall refer to such Grantor’s Collateral or any relevant part thereof.

(f) Any reference in this Agreement to a Financing Agreement shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any time such reference becomes operative.

(g) The term “including” means “including without limitation” except when used in the computation of time periods.

(h) The terms “Lender,” “Issuer,” “Administrative Agent” and “Secured Party” include their respective successors.

(I) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

ARTICLE II GRANT OF SECURITY INTEREST

Section 2.1 Collateral

For the purposes of this Agreement, all of the following property now owned or at any time hereafter acquired by a Grantor or in which a Grantor now has or at any time in the future may acquire any right, title or interests is collectively referred to as the “Collateral”:

(a) all Accounts;

(b) all General Intangibles, including, without limitation, all Intellectual Property;

(c) all Goods, including, without limitation, Inventory and Equipment;

(d) all Real Property subject to the Mortgages and fixtures;

(e) all Chattel Paper, including, without limitation, all tangible and electronic chattel paper;

(f) all Instruments, including, without limitation, all promissory notes;

(g) all Documents;

(h) all Deposit Accounts;

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(i) all letters of credit, banker’s acceptances and similar instruments and including all Letter-of-Credit Rights;

(j) all Supporting Obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of Receivables and other Collateral, including (A) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to the Collateral, (B) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, (C) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, Receivables or other Collateral, including returned, repossessed and reclaimed goods, and (D) deposits by and property of Account Debtors or other persons securing the obligations of Account Debtors;

(k) all (A) Investment Property (including Securities, whether Certificated Securities or uncertificated Securities, Securities Accounts, Security Entitlements, commodity contracts or Commodity Accounts) and (B) monies, credit balances, deposits and other property of any Grantor now or hereafter held or received by or in transit to Administrative Agent, any Lender or its Affiliates or at any other depository or other institution from or for the account of any Grantor, whether for safekeeping, pledge, custody, transmission, collection or otherwise;

(1) all Commercial Tort Claims, including, without limitation, those described on Schedule 7 (Commercial Tort Claims) and on any supplement thereto received by the Administrative Agent pursuant to Section 4.9 (Notice of Commercial Tort Claims);

(m) to the extent not otherwise described above, all Receivables;

(n) all Records; and

(o) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Collateral;

provided, however, that “Collateral” shall not include any Excluded Property; and provided, further, that if and when any property shall cease to be Excluded Property, such property shall be deemed at all times from and after the date hereof to constitute Collateral.

Section 2.2 Grant of Security Interest in Collateral

To secure payment and performance of all Obligations, each Grantor hereby grants to Administrative Agent, for itself and the benefit of Lenders, a continuing security interest in, a lien upon, and a right of set off against, and hereby assigns to the Administrative Agent, for itself and the benefit of Lenders, as security (and hereby confirms, reaffirms and restates the prior grant thereof to the Existing Agent, for itself and Lenders, pursuant to the Existing Credit Agreement in favor of the Administrative Agent and the Secured Parties), the Collateral.

Section 2.3 Cash Collateral Accounts

The Administrative Agent has established a Deposit Account at Citibank, N.A., designated as “Citicorp USA, Inc. – J. Crew Cash Collateral Account”. Such Deposit Account shall be a Cash Collateral Account.

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ARTICLE III REPRESENTATIONS AND WARRANTIES

To induce the Lenders, the Issuers and the Administrative Agent to enter into the Credit Agreement, each Grantor hereby represents and warrants each of the following to the Administrative Agent, the Lenders, the Issuers and the other Secured Parties:

Section 3.1 Title; No Other Liens

Except for the Lien granted to the Administrative Agent pursuant to this Agreement and the other Liens permitted to exist on the Collateral under the Credit Agreement, such Grantor (a) is the record and beneficial owner of the Pledged Collateral pledged by it hereunder constituting Instruments or Certificated Securities, (b) is the Entitlement Holder of all such Pledged Collateral constituting Investment Property held in a Securities Account and (c) has rights in or the power to transfer each other item of Collateral in which a Lien is granted by it hereunder, free and clear of any other Lien, other than Liens permitted by Section 8.2 (Liens, Etc.) of the Credit Agreement.

Section 3.2 Perfection and Priority

The security interest granted pursuant to this Agreement shall constitute a valid and continuing perfected security interest in favor of the Administrative Agent in the Collateral for which perfection is governed by the UCC or filing with the United States Copyright Office upon (i) in the case of all Collateral in which a security interest may be perfected by filing a financing statement under the UCC, the completion of the filings and other actions specified on Schedule 3 (Filings) (which, in the case of all filings and other documents referred to on such schedule, have been delivered to the Administrative Agent in completed and duly executed form), (ii) the delivery to the Administrative Agent of all Collateral consisting of Instruments and Certificated Securities, in each case properly endorsed for transfer to the Administrative Agent or in blank (it being acknowledged by the Administrative Agent that delivery of the Pledged Stock constituting Term Loan Primary Collateral (as defined in the Intercreditor Agreement) is subject to the terms of the Intercreditor Agreement), (iii) the execution of the Master Assignment and Resignation Agreement, (A) the assignment of existing Securities Account Control Agreements with respect to Investment Property not in certificated form that have been executed and delivered in connection with the Existing Credit Agreement and (B) the assignment of existing Deposit Account Control Agreements with respect to each Deposit Account of a Grantor with respect to which a Deposit Account Control Agreement is required by Section 7.12 (Control Accounts; Approved Deposit Accounts) of the Credit Agreement that have been executed and delivered in connection with the Existing Credit Agreement, and (iv) all appropriate filings having been made with the United States Copyright Office. Subject to the Intercreditor Agreement, such security interest shall be prior to all other Liens on the Collateral.

Section 3.3 Jurisdiction of Organization; Chief Executive Office

Such Grantor’s jurisdiction of organization, legal name, organizational identification number, if any, and the location of such Grantor’s chief executive office or sole place of business, in each case as of the date hereof, is specified on Schedule 1 (Jurisdiction of Organization; Principal Executive Office) and such Schedule 1 (Jurisdiction of Organization; Principal Executive Office) also lists all jurisdictions of incorporation, legal names and locations of such Grantor’s chief executive office or sole place of business for the five years preceding the date hereof.

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Section 3.4 Inventory and Equipment

On the date hereof, such Grantor’s Inventory and Equipment (other than mobile goods and Inventory or Equipment in transit) are kept at the locations listed on Schedule 4 (Location of Inventory and Equipment) and such Schedule 4 (Location of Inventory and Equipment) also list the locations of such Inventory and Equipment for the five years preceding the date hereof.

Section 3.5 Pledged Collateral

(a) The Pledged Stock pledged hereunder by such Grantor is listed on Schedule 2 (Pledged Collateral) and constitutes that percentage of the issued and outstanding equity of all classes of each issuer thereof as set forth on Schedule 2 (Pledged Collateral).

(b) All of the Pledged Stock (other than Pledged Stock in limited liability companies and partnerships) has been duly authorized, validly issued and is fully paid and nonassessable.

(c) Subject to the Intercreditor Agreement, each of the Pledged Debt Instruments constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, and general equitable principles (whether considered in a proceeding in equity or at law).

(d) All Pledged Collateral and, if applicable, any Additional Pledged Collateral, consisting of Certificated Securities or Instruments has been delivered to the Administrative Agent in accordance with Section 4.3(a) (Pledged Collateral) and Section 7.11 of the Credit Agreement (it being acknowledged by the Administrative Agent that delivery of all Certificated Securities constituting Term Loan Primary Collateral (as defined in the Intercreditor Agreement) is subject to the terms of the Intercreditor Agreement).

(e) All Pledged Collateral held by a Securities Intermediary in a Securities Account is subject to a Securities Account Control Account.

(f) Subject to the Intercreditor Agreement, other than Pledged Stock constituting General Intangibles, there is no Pledged Collateral other than that represented by Certificated Securities or Instruments in the possession of the Administrative Agent or that consist of Financial Assets held in a Securities Account that is subject to a Securities Account Control Agreement.

Section 3.6 Accounts

No amount payable to such Grantor under or in connection with any Account is evidenced by any Instrument or Chattel Paper that has not been delivered to the Administrative Agent, properly endorsed for transfer, to the extent delivery is required by Section 4.3 (Pledged Collateral).

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Section 3.7 Intellectual Property

(a) Each Grantor owns all right, title and interest in and to, or has valid and continuing rights to use, sell and license, all Intellectual Property used in the conduct of its business. Schedule 5 (Intellectual Property) lists all Intellectual Property owned by such Grantor that is the subject of a registration or application for registration in the United States or any foreign jurisdiction, and all other Material Intellectual Property of such Grantor on the date hereof, separately identifying that owned by such Grantor and that licensed to such Grantor. The Intellectual Property set forth on Schedule 5 (Intellectual Property) for such Grantor constitutes all of the intellectual property rights necessary to conduct its business.

(b) All Material Intellectual Property owned by such Grantor is valid, subsisting, unexpired and enforceable, has not been adjudged invalid and has not been abandoned, and to the knowledge of such Grantor, no third party is infringing, misappropriating, diluting or otherwise violating such Material Intellectual Property.

(c) Except as set forth in Schedule 5 (Intellectual Property), none of the Material Intellectual Property owned by such Grantor is the subject of any licensing or franchise agreement pursuant to which such Grantor is the licensor or franchisor.

(d) The operation and conduct of the business of such Grantor does not infringe, misappropriate, dilute or violate the intellectual property rights of any other Person.

(e) No holding, decision or judgment has been rendered by any Governmental Authority that would limit, cancel or question the validity of, or such Grantor’s rights in, any Material Intellectual Property.

(f) No actions or proceedings seeking to limit, cancel or question the validity of any Intellectual Property owned by such Grantor or such Grantor’s ownership interest therein is pending or, to the knowledge of such Grantor, threatened, that, in the aggregate, could reasonably be expected to have a Material Adverse Effect. There are no claims, judgments or settlements to be paid by such Grantor relating to the Intellectual Property that, in the aggregate, could reasonably be expected to have a Material Adverse Effect.

Section 3.8 Deposit Accounts; Securities Accounts

The only Deposit Accounts or Securities Accounts maintained by any Grantor on the date hereof are those listed on Schedule 6 (Bank Accounts; Control Accounts).

Section 3.9 Commercial Tort Claims

The only Commercial Tort Claims in excess of $1,000,000 of any Grantor existing on the date hereof (regardless of whether the amount, defendant or other material facts can be determined and regardless of whether such Commercial Tort Claim has been asserted, threatened or has otherwise been made known to the obligee thereof or whether litigation has been commenced for such claims) are those listed on Schedule 7 (Commercial Tort Claims), which sets forth such information separately for each Grantor.

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Section 3.10 Letters of Credit

[Intentionally Omitted].

Section 3.11 Collateral Access Agreements, Bailee Letters, etc.

Schedule 3.11 (Collateral Access Agreements, Bailee Letters, etc.) sets forth all collateral access agreements, bailee letters, third party agreements relating to the location of the Collateral, or equivalent documents of each Loan Party as of the date hereof. In the event that any Collateral is at any time after the date hereof located on premises (other than a store location or a factory store location) for which a collateral access agreement, bailee letter, third party agreement relating to the location of the Collateral, or equivalent document has not been obtained, Grantors shall promptly notify the Administrative Agent thereof in writing. Within 30 days of Administrative Agent’s request, Grantors shall deliver to Administrative Agent a collateral access agreement, bailee letter, third party agreement relating to the location of the Collateral or equivalent document duly authorized, executed and delivered by such person and the Grantors that is the owner of such Collateral.

ARTICLE IV COVENANTS

Each Grantor agrees with the Administrative Agent to the following, as long as any Obligation or Revolving Credit Commitment remains outstanding and, in each case, unless the Requisite Lenders otherwise consent in writing:

Section 4.1 Maintenance of Perfected Security Interest; Further Documentation

(a) Such Grantor shall maintain the security interest created by this Agreement as a first priority perfected security interest, subject to the Intercreditor Agreement and shall defend such security interest and such priority against the claims and demands of all Persons.

(b) Such Grantor shall furnish to the Administrative Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Administrative Agent may reasonably request, all in reasonable detail and in form and substance reasonably satisfactory to the Administrative Agent.

(c) At any time and from time to time, upon the written request of the Administrative Agent, and at the sole expense of such Grantor, such Grantor shall promptly and duly execute and deliver, and have recorded, such further instruments and documents and take such further action as the Administrative Agent may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including the filing of any financing or continuation statement under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interest created hereby and the execution and delivery of Deposit Account Control Agreements and Securities Account Control Agreements (other than with respect to those deposit accounts and securities accounts that are subject to existing Deposit Account Control Agreements and Securities Account Control Agreements as of the date hereof).

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Section 4.2 Changes in Locations, Name, Etc.

(a) Except upon 30 days’ prior written notice to the Administrative Agent and delivery to the Administrative Agent of (i) all additional financing statements and other documents reasonably requested by the Administrative Agent to maintain the validity, perfection and priority of the security interests provided for herein and (ii) if applicable, a written supplement to Schedule 4 (Location of Inventory and Equipment) showing (A) any additional locations at which Inventory or Equipment shall be kept or (B) any changes in any location where Inventory or Equipment shall be kept that would require the Administrative Agent to take any action to maintain a perfected security interest in such Collateral, such Grantor shall not do any of the following:

(i) permit any Inventory or Equipment that, in the aggregate, has a Fair Market Value in excess of $100,000 ,to be kept at a location other than those listed on Schedule 4 (Location of Inventory and Equipment), except for: (a) Inventory or Equipment in transit, (b) Inventory sold in the ordinary course of such Grantor’s business, (c) Equipment that is undergoing repairs or maintenance in the ordinary course of such Grantor’s business and (d) Inventory or Equipment located at a store location or factory store location;

(ii) change its jurisdiction of organization or its location, in each case from that referred to in Section 3.3 (Jurisdiction of Organization; Chief Executive Office); or

(iii) change its legal name or organizational identification number, if any, or corporation, limited liability company or other organizational structure to such an extent that any financing statement filed in connection with this Agreement would become seriously misleading.

Section 4.3 Pledged Collateral

Subject to the Intercreditor Agreement:

(a) Such Grantor shall (i) deliver to the Administrative Agent, all certificates and Instruments representing or evidencing any Pledged Collateral (including Additional Pledged Collateral), whether now existing or hereafter acquired, in suitable form for transfer by delivery or, as applicable, accompanied by such Grantor’s endorsement, where necessary, or duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Administrative Agent, together, in respect of any Additional Pledged Collateral, with a Pledge Amendment, duly executed by the Grantor, in substantially the form of Annex 3 (Form of Pledge Amendment), an acknowledgment and agreement to a Joinder Agreement duly executed by the Grantor, in substantially the form in the form of Annex 4 (Form of Joinder Agreement), or such other documentation acceptable to the Administrative Agent (it being acknowledged by the Administrative Agent that delivery of the Pledged Collateral constituting Term Loan Primary Collateral (as defined in the Intercreditor Agreement) is subject to the terms of the Intercreditor Agreement) and (ii) maintain all other Pledged Collateral constituting Investment Property in a Control Account. Such Grantor authorizes the Administrative Agent to attach each Pledge Amendment to this Agreement. After the occurrence and during the continuation of an Event of Default, the Administrative Agent shall have the right, at any time in its discretion and without notice to the Grantor, to transfer to or to register in its name or in the name of its nominees any Pledged Collateral. The Administrative Agent shall have the right at any time to exchange any certificate or instrument representing or evidencing any Pledged Collateral for certificates or instruments of smaller or larger denominations.

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(b) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to receive all cash dividends paid in respect of the Pledged Collateral (other than liquidating or distributing dividends) with respect to the Pledged Collateral. After the occurrence and during the continuation of an Event of Default, any sums paid upon or in respect of any Pledged Collateral upon the liquidation or dissolution of any issuer of any Pledged Collateral, any distribution of capital made on or in respect of any Pledged Collateral or any property distributed upon or with respect to any Pledged Collateral pursuant to the recapitalization or reclassification of the capital of any issuer of Pledged Collateral or pursuant to the reorganization thereof shall, unless otherwise subject to a perfected security interest in favor of the Administrative Agent, be delivered to the Administrative Agent to be held by it hereunder as additional collateral security for the Secured Obligations. If any sum of money or property paid or distributed as described in the immediately preceding sentence in respect of any Pledged Collateral shall be received by such Grantor, such Grantor shall, until such money or property is paid or delivered to the Administrative Agent, hold such money or property in trust for the Administrative Agent, segregated from other funds of such Grantor, as additional security for the Secured Obligations.

(c) Except as provided in Article V (Remedial Provisions), such Grantor shall be entitled to exercise all voting, consent and corporate, partnership, limited liability company and similar rights with respect to the Pledged Collateral; provided, however, that no vote shall be cast, consent given or right exercised or other action taken by such Grantor that would impair the Collateral, be inconsistent with or result in any violation of any provision of the Credit Agreement, this Agreement or any other Financing Agreement or, without prior notice to the Administrative Agent, enable or permit any issuer of Pledged Collateral to issue any Stock or other equity Securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Stock or other equity Securities of any nature of any issuer of Pledged Collateral.

(d) Such Grantor shall not grant “control” (within the meaning of such term under Article 9-106 of the UCC) over any Investment Property to any Person other than the Administrative Agent, subject to the Interecreditor Agreement; provided, however, that the mere establishment of a Control Account shall not be deemed a violation of this clause (d).

(e) In the case of each Grantor that is an issuer of Pledged Collateral, such Grantor agrees to be bound by the terms of this Agreement relating to the Pledged Collateral issued by it and shall comply with such terms insofar as such terms are applicable to it. In the case of any Grantor that is a holder of any Stock or Stock Equivalent in any Person that is an issuer of Pledged Collateral, such Grantor consents to (i) the exercise of the rights granted to the Administrative Agent hereunder (including those described in Section 5.3 (Pledged Collateral)), and (ii) the pledge by each other Grantor, pursuant to the terms hereof, of the Pledged Stock in such Person and to the transfer of such Pledged Stock to the Administrative Agent or its nominee and to the substitution of the Administrative Agent or its nominee as a holder of such Pledged Stock with all the rights, powers and duties of other holders of Pledged Stock of the same class and, if the Grantor having pledged such Pledged Stock hereunder had any right, power or duty at the time of such pledge or at the time of such substitution beyond that of such other holders, with all such additional rights, powers and duties. Such Grantor agrees to execute and deliver to the Administrative Agent such certificates, agreements and other documents as may be necessary to evidence, formalize or otherwise give effect to the consents given in this clause (e).

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Section 4.4 Accounts

Except as permitted by the Credit Agreement, such Grantor shall not, other than in the ordinary course of business consistent with its past practice, settle, adjust or compromise any claim, offset, counterclaim or dispute with any Account Debtor, Credit Card Issuer or Credit Card Processor.

Section 4.5 Delivery of Instruments and Chattel Paper

If any amount in excess of $250,000 payable under or in connection with any Collateral owned by such Grantor shall be or become evidenced by an Instrument or Chattel Paper, such Grantor shall immediately deliver such Instrument or Chattel Paper to the Administrative Agent, duly indorsed in a manner satisfactory to the Administrative Agent, or, if consented to by the Administrative Agent, shall mark all such Instruments and Chattel Paper with the following legend: “This writing and the obligations evidenced or secured hereby are subject to the security interest of Citicorp USA, Inc., as Administrative Agent”.

Section 4.6 Intellectual Property

(a) Such Grantor (either itself or through licensees) shall (i) continue to use each trademark that is Material Intellectual Property in order to maintain such trademark in full force and effect with respect to each class of goods for which such trademark is currently used, free from any claim of abandonment for non-use, (ii) use such trademark that is Material Intellectual Property with the appropriate notice of registration and all other notices and legends required by applicable Requirements of Law and (iii) not (and not permit any licensee or sublicensee thereof to) do any act or knowingly omit to do any act whereby such trademark that is Material Intellectual Property (or any goodwill associated therewith) may become destroyed, invalidated, impaired or harmed in any way.

(b) Such Grantor (either itself or through licensees) shall not do any act, or omit to do any act, whereby any patent that is Material Intellectual Property may become forfeited, abandoned or dedicated to the public.

(c) Such Grantor (either itself or through licensees) (i) shall not (and shall not permit any licensee or sublicensee thereof to) do any act or omit to do any act whereby any portion of the copyrights that is Material Intellectual Property may become invalidated or otherwise impaired and (ii) shall not (either itself or through licensees) do any act whereby any portion of the copyrights that is Material Intellectual Property may fall into the public domain.

(d) Such Grantor (either itself or through licensees) shall not do any act that knowingly infringes, misappropriates, or violates the intellectual property rights of any other Person.

(e) Such Grantor shall notify the Administrative Agent immediately if it knows, or has reason to know, that any application or registration relating to any Material Intellectual Property may become forfeited, abandoned or dedicated to the public, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding in the United States Patent and Trademark Office, the United States Copyright Office or any court or tribunal in any country) regarding such Grantor’s ownership of, right to use, interest in, or the validity of, any Material Intellectual Property or such Grantor’s right to register the same or to own and maintain the same.

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(f) Whenever such Grantor, either by itself or through any agent, licensee or designee, shall file an application for the registration of any Material Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency within or outside the United States, such Grantor shall report such filing to the Administrative Agent within five Business Days after the last day of the fiscal quarter in which such filing occurs. Upon request of the Administrative Agent, such Grantor shall execute and deliver, and have recorded, all agreements, instruments, documents and papers as the Administrative Agent may request to evidence the Administrative Agent’s security interest in any such Material Intellectual Property and the goodwill and general intangibles of such Grantor relating thereto or represented thereby.

(g) Such Grantor shall take all reasonable actions necessary or requested by the Administrative Agent, including in any proceeding before the United States Patent and Trademark Office, the United States Copyright Office or any similar office or agency, to maintain and pursue each application (and to obtain the relevant registration) and to maintain each registration of Material Intellectual Property, including filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition and interference and cancellation proceedings.

(h) In the event that any Material Intellectual Property is or has been infringed upon or misappropriated or diluted by a third party, such Grantor shall notify the Administrative Agent promptly after such Grantor learns thereof. Such Grantor shall take appropriate action in response to such infringement, misappropriation of dilution, including promptly bringing suit for infringement, misappropriation or dilution and to recover all damages for such infringement, misappropriation of dilution, and shall take such other actions may be appropriate in its reasonable judgment under the circumstances to protect such Material Intellectual Property.

(i) Unless otherwise agreed to by the Administrative Agent, such Grantor shall execute and deliver to the Administrative Agent for filing in (i) the United States Copyright Office a short-form copyright security agreement in the form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement), (ii) in the United States Patent and Trademark Office and with the Secretary of State of all appropriate States of the United States a short-form patent security agreement in the form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement) and (iii) the United States Patent and Trademark Office a short- form trademark security agreement in form attached hereto as Annex 5 (Form of Short Form Intellectual Property Security Agreement) (together with appropriate supporting documentation as may be requested by the Administrative Agent) in form and substance reasonably acceptable to the Administrative Agent.

Section 4.7 License Agreements

(a) With respect to a License Agreement applicable to Material Intellectual Property that is owned by a third party and licensed to a Grantor and that is affixed to or otherwise used in connection with the manufacture, sale or distribution of any Inventory, each Grantor shall (i) give the Administrative Agent not less than ninety (90) days prior written notice of its intention to not renew or to terminate, cancel, surrender or release its rights under any such

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License Agreement, or to amend any such License Agreement or related arrangements to limit the scope of the right of such Grantor to use the Material Intellectual Property subject to such License Agreement, either with respect to product, territory, term or otherwise, or to increase the amounts to be paid by such Grantor thereunder or in connection therewith (and the Administrative Agent may establish such Reserves as a result of any of the foregoing as the Administrative Agent may reasonably determine), (ii) give the Administrative Agent prompt written notice of any such License Agreement entered into by such Grantor after the date hereof, or any material amendment to any such License Agreement existing on the date hereof, in each case together with a true, correct and complete copy thereof and such other information with respect thereto as the Administrative Agent may reasonably request, (iii) give the Administrative Agent prompt written notice of any material breach of any obligation, or any default, by the third party that is the licensor or by the Grantor that is the licensee or any other party under any such License Agreement, and deliver to the Administrative Agent (promptly upon the receipt thereof by such Grantor in the case of a notice to such Grantor and concurrently with the sending thereof in the case of a notice from such Grantor) a copy of each notice of default and any other notice received or delivered by such Grantor in connection with any such a License Agreement that relates to the scope of the right, or the continuation of the right, of such Grantor to use the Material Intellectual Property subject to such License Agreement or the amounts required to be paid thereunder.

(b) With respect to a License Agreement applicable to Material Intellectual Property that is owned by a third party and licensed to a Grantor and that is affixed to or otherwise used in connection with the manufacture, sale or distribution of any Inventory, at any time an Event of Default shall exist or have occurred and be continuing or if after giving effect to any Reserves, or the reduction in the applicable Borrowing Base as a result of Eligible Inventory using such licensed Material Intellectual Property ceasing to be Eligible Inventory, the Administrative Agent shall have, and is hereby granted, the irrevocable right and authority, at its option, to renew or extend the term of such License Agreement, whether in its own name and behalf, or in the name and behalf of a designee or nominee of the Administrative Agent or in the name and behalf of such Grantor, subject to and in accordance with the terms of such License Agreement. The Administrative Agent may, but shall not be required to, perform any or all of such obligations of such Grantor under any of the License Agreements, including, but not limited to, the payment of any or all sums due from such Grantor thereunder. Any sums so paid by the Administrative Agent shall constitute part of the Secured Obligations.

Section 4.8 Insurance

[Intentionally Omitted]

Section 4.9 Notice of Commercial Tort Claims

Such Grantor agrees that, if it shall acquire any interest in any Commercial Tort Claim in excess of $1,000,000 (whether from another Person or because such Commercial Tort Claim shall have come into existence), (i) such Grantor shall, immediately upon such acquisition, deliver to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, a notice of the existence and nature of such Commercial Tort Claim and deliver a supplement to Schedule 7 (Commercial Tort Claims) containing a specific description of such Commercial Tort Claim, (ii) the provision of Section 2.1 (Collateral) shall apply to such Commercial Tort Claim and (iii) such Grantor shall execute and deliver to the Administrative Agent, in each case in form and substance reasonably satisfactory to the Administrative Agent, any certificate, agreement and other document, and take all other action,

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deemed by the Administrative Agent to be reasonably necessary or appropriate for the Administrative Agent to obtain, on behalf of the Lenders, subject to the Intercreditor Agreement, a first-priority, perfected security interest in all such Commercial Tort Claims. Any supplement to Schedule 7 (Commercial Tort Claims) delivered pursuant to this Section 4.9 (Notice of Commercial Tort Claims) shall, after the receipt thereof by the Administrative Agent, become part of Schedule 7 (Commercial Tort Claims) for all purposes hereunder other than in respect of representations and warranties made prior to the date of such receipt.

Section 4.10 Credit Card Agreements

Each Grantor shall (a) observe and perform all material terms, covenants, conditions and provisions of the Credit Card Agreements to be observed and performed by it at the times set forth therein; and (b) at all times maintain in full force and effect the Credit Card Agreements and not terminate, cancel, surrender, modify, amend, waive or release any of the Credit Card Agreements, or consent to or permit to occur any of the foregoing; except, that, (i) any Grantor may terminate or cancel any of the Credit Card Agreements in the ordinary course of the business of such Grantor; provided, that, such Grantor shall give the Administrative Agent not less than fifteen (15) days prior written notice of its intention to so terminate or cancel any of the Credit Card Agreements; (c) not enter into any new Credit Card Agreements with any new Credit Card Issuer unless (i) the Administrative Agent shall have received not less than thirty (30) days prior written notice of the intention of such Grantor to enter into such agreement (together with such other information with respect thereto as the Administrative Agent may request) and (ii) such Grantor delivers, or causes to be delivered to the Administrative Agent, a Credit Card Acknowledgment in favor of the Administrative Agent, (d) give the Administrative Agent immediate written notice of any Credit Card Agreement entered into by such Grantor after the date hereof, together with a true, correct and complete copy thereof and such other information with respect thereto as the Administrative Agent may request; and (e) furnish to the Administrative Agent, promptly upon the request of the Administrative Agent, such information and evidence as the Administrative Agent may require from time to time concerning the observance, performance and compliance by such Grantor or the other party or parties thereto with the terms, covenants or provisions of the Credit Card Agreements.

Section 4.11 Inventory Covenants

(a) Such Grantor shall at all times maintain Inventory records reasonably satisfactory to the Administrative Agent, keeping correct and accurate records itemizing and describing the kind, type, quality and quantity of Inventory, such Grantor’s cost therefor and daily withdrawals therefrom and additions thereto;

(b) Such Grantor shall produce, use, store and maintain the Inventory, with all reasonable care and caution and in accordance with applicable standards of any insurance and in conformity with applicable laws (including the requirements of the Federal Fair Labor Standards Act of 1938, as amended and all rules, regulations and orders related thereto);

(c) Such Grantor assumes all responsibility and liability arising from or relating to the production, use, sale or other disposition of the Inventory;

(d) Such Grantor shall not sell Inventory to any customer on approval, or any other basis which entitles the customer to return or may obligate any Grantor to repurchase such Inventory except for the right of return given to retail customers of such Grantor in the ordinary course of the business of such Grantor in accordance with the then current return policy of such Grantor;

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(e) Such Grantor shall keep the Inventory in good and marketable condition;

(f) Such Grantor shall not, without prior written notice to the Administrative Agent or the specific identification of such Inventory in a report with respect thereto provided by Borrower Agent to Administrative Agent, acquire or accept any Inventory on consignment or approval.

ARTICLE V REMEDIAL PROVISIONS

Section 5.1 Code and Other Remedies

During the continuance of an Event of Default, the Administrative Agent may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Secured Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, the Administrative Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon any Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon any Collateral, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver any Collateral (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker’s board or office of the Administrative Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. The Administrative Agent shall have the right upon any such public sale or sales, and, to the extent permitted by the UCC and other applicable law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption of any Grantor, which right or equity is hereby waived and released. Each Grantor further agrees, at the Administrative Agent’s request, to assemble the Collateral and make it available to the Administrative Agent at places that the Administrative Agent shall reasonably select, whether at such Grantor’s premises or elsewhere. The Administrative Agent shall apply the net proceeds of any action taken by it pursuant to this Section 5.1, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any Collateral or in any way relating to the Collateral or the rights of the Administrative Agent and any other Secured Party hereunder, including reasonable attorneys’ fees and disbursements, to the payment in whole or in part of the Secured Obligations, in such order as the Credit Agreement shall prescribe, and only after such application and after the payment by the Administrative Agent of any other amount required by any provision of law, need the Administrative Agent account for the surplus, if any, to any Grantor. To the extent permitted by applicable law, each Grantor waives all claims, damages and demands it may acquire against the Administrative Agent or any other Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

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Section 5.2 Accounts and Payments in Respect of General Intangibles

(a) In addition to, and not in substitution for, any similar requirement in the Credit Agreement, if required by the Administrative Agent at any time during the continuance of an Event of Default, any payment of Accounts or payment in respect of General Intangibles, when collected by any Grantor, shall be forthwith (and, in any event, within two Business Days) deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Administrative Agent, in an Approved Deposit Account or a Cash Collateral Account, subject to withdrawal, and shall be applied by the Administrative Agent in respect of any Obligations as provided in Section 5.4 (Proceeds to be Turned Over To Administrative Agent). Until so turned over or turned over, such payment shall be held by such Grantor in trust for the Administrative Agent, segregated from other funds of such Grantor. Such deposits of Proceeds of Accounts and payments in respect of General Intangibles shall, at the request of the Administrative Agent after the occurrence and during the continuation of an Event of Default, be summarized by a report identifying in reasonable detail the nature and source of the payments included in such deposits.

(b) At the Administrative Agent’s request, during the continuance of an Event of Default, each Grantor shall deliver to the Administrative Agent all original and other documents evidencing, and relating to, the agreements and transactions that gave rise to the Accounts or payments in respect of General Intangibles, including all original orders, invoices and shipping receipts (other than with respect to the sale of Inventory in the ordinary course, which shall be summarized in a report at the request of the Administrative Agent.

(c) The Administrative Agent may, without notice, at any time during the continuance of an Event of Default, limit or terminate the authority of a Grantor to collect its Accounts or amounts due under General Intangibles or any thereof.

(d) The Administrative Agent in its own name or in the name of others may at any time during the continuance of an Event of Default communicate with Account Debtors to verify with them to the Administrative Agent’s satisfaction the existence, amount and terms of any Account or amounts due under any General Intangible.

(e) Upon the request of the Administrative Agent at any time during the continuance of an Event of Default, each Grantor shall notify Account Debtors that the Accounts or General Intangibles have been collaterally assigned to the Administrative Agent and that payments in respect thereof shall be made directly to the Administrative Agent. In addition, the Administrative Agent may at any time during the continuance of an Event of Default enforce such Grantor’s rights against such Account Debtors and obligors of General Intangibles.

(f) Anything herein to the contrary notwithstanding, each Grantor shall remain liable under each of the Accounts and payments in respect of General Intangibles to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Neither the Administrative Agent nor any other Secured Party shall have any obligation or liability under any agreement giving rise to an Account or a payment in respect of a General Intangible by reason of or arising out of this Agreement or the receipt by the Administrative Agent nor any other Secured Party of any payment relating thereto, nor shall the Administrative Agent nor any other Secured Party be obligated in any manner to perform any obligation of any Grantor under or pursuant to any agreement giving rise to an Account or a payment in respect of a General Intangible, to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by

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it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.

Section 5.3 Pledged Collateral

Subject to the Intercreditor Agreement:

(a) During the continuance of an Event of Default, upon notice by the Administrative Agent to the relevant Grantor or Grantors, (i) the Administrative Agent shall have the right to receive any Proceeds of the Pledged Collateral and make application thereof to the Obligations in the order set forth in the Credit Agreement and (ii) the Administrative Agent or its nominee may exercise (A) any voting, consent, corporate and other right pertaining to the Pledged Collateral at any meeting of shareholders, partners or members, as the case may be, of the relevant issuer or issuers of Pledged Collateral or otherwise and (B) any right of conversion, exchange and subscription and any other right, privilege or option pertaining to the Pledged Collateral as if it were the absolute owner thereof (including the right to exchange at its discretion any of the Pledged Collateral upon the merger, amalgamation, consolidation, reorganization, recapitalization or other fundamental change in the corporate or equivalent structure of any issuer of Pledged Stock, the right to deposit and deliver any Pledged Collateral with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as the Administrative Agent may determine), all without liability except to account for property actually received by it; provided, however, that the Administrative Agent shall have no duty to any Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

(b) In order to permit the Administrative Agent to exercise the voting and other consensual rights that it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions that it may be entitled to receive hereunder, in each case after the occurrence and during the continuation of an Event of Default, (i) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Administrative Agent all such proxies, dividend payment orders and other instruments as the Administrative Agent may from time to time reasonably request and (ii) without limiting the effect of clause (i) above, such Grantor hereby grants to the Administrative Agent an irrevocable proxy to vote all or any part of the Pledged Collateral and to exercise all other rights, powers, privileges and remedies to which a holder of the Pledged Collateral would be entitled (including giving or withholding written consents of shareholders, partners or members, as the case may be, calling special meetings of shareholders, partners or members, as the case may be, and voting at such meetings), which proxy shall be effective, automatically and without the necessity of any action (including any transfer of any Pledged Collateral on the record books of the issuer thereof) by any other person (including the issuer of such Pledged Collateral or any officer or agent thereof) during the continuance of an Event of Default and which proxy shall only terminate upon the payment in full of the Secured Obligations.

(c) Each Grantor hereby expressly authorizes and instructs each issuer of any Pledged Collateral pledged hereunder by such Grantor to (i) comply with any instruction received by it from the Administrative Agent in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from such Grantor, and each Grantor agrees that such issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted hereby, pay any dividend or other payment with respect to the Pledged Collateral directly to the Administrative Agent.

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Section 5.4 Proceeds to be Turned Over To Administrative Agent

Upon the occurrence and during the continuance of an Event of Default, unless otherwise expressly provided in the Credit Agreement, all Proceeds received by the Administrative Agent hereunder in cash or Cash Equivalents shall be held by the Administrative Agent in a Cash Collateral Account. All Proceeds while held by the Administrative Agent in a Cash Collateral Account (or by such Grantor in trust for the Administrative Agent) shall continue to be held as collateral security for the Secured Obligations and shall not constitute payment thereof until applied as provided in the Credit Agreement.

Section 5.5 Registration Rights

[Intentionally Omitted]

Section 5.6 Deficiency

Each Grantor shall remain liable for any deficiency if the proceeds of any sale or other disposition of the Collateral are insufficient to pay the Secured Obligations and the fees and disbursements of any attorney employed by the Administrative Agent or any other Secured Party to collect such deficiency.

ARTICLE VI THE ADMINISTRATIVE AGENT

Section 6.1 Administrative Agent’s Appointment as Attorney-in-Fact

(a) Subject to the Intercreditor Agreement, each Grantor hereby irrevocably constitutes and appoints the Administrative Agent and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of such Grantor and in the name of such Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any appropriate action and to execute any document or instrument that may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, each Grantor hereby gives the Administrative Agent the power and right, on behalf of such Grantor, without notice to or assent by such Grantor, to do any of the following:

(i) in the name of such Grantor or its own name, or otherwise, take possession of and indorse and collect any check, draft, note, acceptance or other instrument for the payment of moneys due under any Account or General Intangible or with respect to any other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by the Administrative Agent for the purpose of collecting any such moneys due under any Account or General Intangible or with respect to any other Collateral whenever payable;

(ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any agreement, instrument, document or paper as the Administrative Agent may request to evidence the Administrative Agent’s security interest in such Intellectual Property and the goodwill and General Intangibles of such Grantor relating thereto or represented thereby;

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(iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repair or pay any insurance called for by the terms of this Agreement (including all or any part of the premiums therefor and the costs thereof);

(iv) execute, in connection with any sale provided for in Section 5.1 (Code and Other Remedies), any endorsement, assignment or other instrument of conveyance or transfer with respect to the Collateral; or

(v) (A) direct any party liable for any payment under any Collateral to make payment of any moneys due or to become due thereunder directly to the Administrative Agent or as the Administrative Agent shall direct, (B) ask or demand for, collect, and receive payment of and receipt for, any moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral, (C) sign and indorse any invoice, freight or express bill, bill of lading, storage or warehouse receipt, draft against debtors, assignment, verification, notice and other document in connection with any Collateral, (D) commence and prosecute any suit, action or proceeding at law or in equity in any court of competent jurisdiction to collect any Collateral and to enforce any other right in respect of any Collateral, (E) defend any suit, action or proceeding brought against such Grantor with respect to any Collateral, (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as the Administrative Agent may deem appropriate, (G) assign any Intellectual Property (along with the goodwill of the business related thereto) throughout the world for such term or terms, on such conditions, and in such manner as the Administrative Agent shall in its sole discretion determine, including the execution and filing of any document necessary to effectuate or record such assignment and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any Collateral as fully and completely as though the Administrative Agent were the absolute owner thereof for all purposes, and do, at the Administrative Agent’s option and such Grantor’s expense, at any time, or from time to time, all acts and things that the Administrative Agent deems necessary to protect, preserve or realize upon the Collateral and the Administrative Agent’s and the other Secured Parties’ security interests therein and to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

Anything in this clause (a) to the contrary notwithstanding, the Administrative Agent agrees that it shall not exercise any right under the power of attorney provided for in this clause (a) unless an Event of Default shall be continuing.

(b) If any Grantor fails to perform or comply with any of its agreements contained herein, the Administrative Agent, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

(c) The expenses of the Administrative Agent incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on past due Loans that are Base Rate Loans under the Credit Agreement, from the date of payment by the Administrative Agent to the date reimbursed by the relevant Grantor, shall be payable by such Grantor to the Administrative Agent on demand.

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(d) Each Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

Section 6.2 Duty of Administrative Agent

The Administrative Agent’s sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession shall be to deal with it in the same manner as the Administrative Agent deals with similar property for its own account. Neither the Administrative Agent, any other Secured Party nor any of their respective officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or any other Person or to take any other action whatsoever with regard to any Collateral. The powers conferred on the Administrative Agent hereunder are solely to protect the Administrative Agent’s interest in the Collateral and shall not impose any duty upon the Administrative Agent or any other Secured Party to exercise any such powers. The Administrative Agent and the other Secured Parties shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their respective officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

Section 6.3 Authorization of Financing Statements

Each Grantor authorizes the Administrative Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file or record financing statements, amendments to financing statements, and other filing or recording documents or instruments with respect to the Collateral in such form and in such offices as the Administrative Agent reasonably determines appropriate to perfect the security interests of the Administrative Agent under this Agreement. Each Grantor hereby also authorizes the Administrative Agent and its Affiliates, counsel and other representatives, at any time and from time to time, to file continuation statements with respect to previously filed financing statements. A photographic or other reproduction of this Agreement shall be sufficient as a financing statement or other filing or recording document or instrument for filing or recording in any jurisdiction.

Section 6.4 Authority of Administrative Agent

Each Grantor acknowledges that the rights and responsibilities of the Administrative Agent under this Agreement with respect to any action taken by the Administrative Agent or the exercise or non-exercise by the Administrative Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Agreement shall, as between the Administrative Agent and the other Secured Parties, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Administrative Agent and the Grantors, the Administrative Agent shall be conclusively presumed to be acting as agent for the Administrative Agent and the other Secured Parties with full and valid authority so to act or refrain from acting, and no Grantor shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

23

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

ARTICLE VII MISCELLANEOUS

Section 7.1 Amendments in Writing

None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 11.1 (Amendments, Waivers, Etc.) of the Credit Agreement; provided, however, that annexes to this Agreement may be supplemented (but no existing provisions may be modified and no Collateral may be released) through Pledge Amendments and Joinder Agreements, in substantially the form of Annex 3 (Form of Pledge Amendment) and Annex 4 (Form of Joinder Agreement) respectively, in each case duly executed by the Administrative Agent and each Grantor directly affected thereby.

Section 7.2 Notices

All notices, requests and demands to or upon the Administrative Agent or any Grantor hereunder shall be effected in the manner provided for in Section 11.8 (Notices, Etc.) of the Credit Agreement; provided, however, that any such notice, request or demand to or upon any Grantor shall be addressed to the Grantor’s notice address set forth in such Section 11.8.

Section 7.3 No Waiver by Course of Conduct; Cumulative Remedies

Neither the Administrative Agent nor any other Secured Party shall by any act (except by a written instrument pursuant to Section 7.1 (Amendments in Writing)), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of the Administrative Agent or any other Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Administrative Agent or any other Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy that the Administrative Agent or such other Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

Section 7.4 Amendment and Restatement; Effectiveness

(a) This Agreement shall become effective on the Effective Date.

(b) On the Effective Date, the Existing Credit Agreement shall be amended and restated by the Credit Agreement together with this Agreement, and the Existing Credit Agreement (as amended and restated by the Credit Agreement and this Agreement) shall continue to evidence the Liens granted thereunder and the incurrence by the Grantors of obligations thereunder (whether or not such obligations are contingent as of the Effective Date). This Agreement is not in any way intended to constitute a novation of the Liens, interests or any obligations or liabilities existing under or granted pursuant to the Existing Credit Agreement or evidence payment or performance of all or any portion of such obligations and liabilities or the release of any lien under the Existing Credit Agreement.

24

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

(c) The terms and conditions of this Agreement and the Administrative Agent’s, the Lenders’ and the Issuers’ rights and remedies under this Agreement and the other Financing Agreements shall apply to (i) all of the Obligations incurred under the Credit Agreement and the Revolving Credit Notes issued thereunder and all Obligations of the Grantors incurred under the Financing Agreements and (ii) all of the obligations incurred under the Existing Credit Agreement and all obligations of the Grantors incurred under the “Financing Agreements” (as defined in the Existing Credit Agreement) (the “Existing Financing Agreements”).

(d) Each Grantor hereby reaffirms the liens granted pursuant to the Existing Financing Agreements to the Existing Agent for the benefit of the secured parties thereunder, which Liens shall continue in full force and effect during the term of this Agreement and any renewals thereof and shall continue to secure the Secured Obligations.

(e) This amendment and restatement is limited as written and is not a consent to any other amendment, restatement, waiver or other modification, whether or not similar, and, except as expressly provided herein or in any other Financing Agreement, all terms and conditions of the Financing Agreements remain in full force and effect unless otherwise specifically amended by this Agreement or any other Financing Agreement.

Section 7.5 Successors and Assigns

This Agreement shall be binding upon the successors and assigns of each Grantor and shall inure to the benefit of the Administrative Agent and each other Secured Party and their successors and assigns; provided, however, that no Grantor may assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of the Administrative Agent.

Section 7.6 Counterparts

This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed counterpart by telecopy shall be effective as delivery of a manually executed counterpart.

Section 7.7 Severability

Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

25

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

Section 7.8 Section Headings

The Article and Section titles contained in this Agreement are, and shall be, without substantive meaning or content of any kind whatsoever and are not part of the agreement of the parties hereto.

Section 7.9 Entire Agreement

This Agreement together with the other Financing Agreements represents the entire agreement of the parties and supersedes all prior agreements and understandings relating to the subject matter hereof.

Section 7.10 Governing Law

This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

Section 7.11 Additional Grantors

If, pursuant to Section 7.11 (Additional Collateral and Guaranties) of the Credit Agreement, the Borrowers shall be required to cause any Subsidiary that is not a Grantor to become a Grantor hereunder, such Subsidiary shall execute and deliver to the Administrative Agent a Joinder Agreement substantially in the form of Annex 4 (Form of Joinder Agreement) and shall thereafter for all purposes be a party hereto and have the same rights, benefits and obligations as a Grantor party hereto on the Effective Date.

Section 7.12 Release of Collateral

(a) At the time provided in Section 10.8(b)(i) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement, the Collateral shall be released from the Lien created hereby and this Agreement and all obligations (other than those expressly stated to survive such termination) of the Administrative Agent and each Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Grantors. At the request and sole expense of any Grantor following any such termination, the Administrative Agent shall deliver to such Grantor any Collateral of such Grantor held by the Administrative Agent hereunder and execute and deliver to such Grantor such documents as such Grantor shall reasonably request to evidence such termination.

(b) If the Administrative Agent shall be directed or permitted pursuant to Section 10.8(b) (ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement to release any Lien created hereby upon any Collateral (including any Collateral sold or disposed of by any Grantor in a transaction permitted by the Credit Agreement), such Collateral shall be released from the Lien created hereby to the extent provided under, and subject to the terms and conditions set forth in, Section 10.8(b)(ii) or (iii) (Concerning the Collateral and the Collateral Documents) of the Credit Agreement. In connection therewith, the Administrative Agent, at the request and sole expense of the Grantors, shall execute and deliver to the Grantors all releases or other documents, including, without limitation, UCC termination statements, reasonably necessary or desirable for the release of the Lien created hereby on such Collateral. At the request and sole expense of the Grantors, a Grantor shall be released from its obligations

26

PLEDGE AND SECURITY AGREEMENT

J. CREW GROUP INC.

hereunder in the event that all the Stock of such Grantor shall be so sold or disposed; provided, however, that the Grantors shall have delivered to the Administrative Agent, at least ten Business Days prior to the date of the proposed release, a written request for release identifying the relevant Grantor and the terms of the sale or other disposition in reasonable detail, including the price thereof and any expenses in connection therewith, together with a certification by the Grantors in form and substance reasonably satisfactory to the Administrative Agent stating that such transaction is in compliance with the Credit Agreement and the other Financing Agreements.

Section 7.13 Reinstatement

Each Grantor further agrees that, if any payment made by any Loan Party or other Person and applied to the Obligations is at any time annulled, avoided, set aside, rescinded, invalidated, declared to be fraudulent or preferential or otherwise required to be refunded or repaid, or the proceeds of Collateral are required to be returned by any Secured Party to such Loan Party, its estate, trustee, receiver or any other party, including any Grantor, under any bankruptcy law, state or federal law, common law or equitable cause, then, to the extent of such payment or repayment, any Lien or other Collateral securing such liability shall be and remain in full force and effect, as fully as if such payment had never been made or, if prior thereto the Lien granted hereby or other Collateral securing such liability hereunder shall have been released or terminated by virtue of such cancellation or surrender), such Lien or other Collateral shall be reinstated in full force and effect, and such prior cancellation or surrender shall not diminish, release, discharge, impair or otherwise affect any Lien or other Collateral securing the obligations of any Grantor in respect of the amount of such payment.

[SIGNATURE PAGES FOLLOW]

27

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

Grantors:

J. CREW OPERATING CORP. J. CREW INC. GRACE HOLMES, INC. H.F.D. NO. 55, INC. MADEWELL INC. J. CREW GROUP, INC.

By:	/s/ James S. Scully
Name: James S. Scully
Title: Chief Financial Officer

J. CREW INTERNATIONAL, INC.

By:	/s/ Nicholas P. Lamberti
Name: Nicholas P. Lamberti
Title: Vice President and Controller

ACCEPTED AND AGREED as of the date first above written:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

IN WITNESS WHEREOF, each of the undersigned has caused this Amended and Restated Pledge and Security Agreement to be duly executed and delivered as of the date first above written.

Grantors:

J. CREW OPERATING CORP. J. CREW INC. GRACE HOLMES, INC. H.F.D. NO. 55, INC. MADEWELL INC. J. CREW GROUP, INC.

By:	/s/ James S. Scully
Name: James S. Scully
Title: Chief Financial Officer

J. CREW INTERNATIONAL, INC.

By:	/s/ Nicholas P. Lamberti
Name: Nicholas P. Lamberti
Title: Vice President and Controller

ACCEPTED AND AGREED as of the date first above written:

CITICORP USA, INC., as Administrative Agent

By:	/s/ Thomas M. Halsch
Name: Thomas M. Halsch
Title: Director

[SIGNATURE PAGE TO AMENDED AND RESTATED PLEDGE AND SECURITY AGREEMENT]

EXHIBIT J

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF BORROWING BASE CERTIFICATE

BORROWING BASE CERTIFICATE

as of April 27, 2007

Pursuant to the Second Amended and Restated Credit Agreement dated as of May         , 2007 (as amended from time to time, the “Credit Agreement”; capitalized terms used herein and not defined herein have the meanings given to such terms in the Credit Agreement), by and among J. Crew Operating, Corp., J. Crew Inc., Grace Holmes, Inc., H.F.D No. 55, Inc., Madewell Inc., J. Crew Group, Inc., and J. Crew International, Inc., the Lenders party thereto and Citicorp USA, Inc., as Administrative Agent and Collateral Agent (“Agent”), J. Crew Operating Corp., for itself and its Affiliates party to the Credit Agreement, hereby certifies to Agent and Lenders pursuant to Section 6.11(a) of the Credit Agreement as follows:

A.	As of the date set forth above, the excess availability is $134,300,000. (Note)

B.	All calculations related to the amount set forth in A above are attached as Exhibit A hereto.

J. CREW OPERATING CORP., as Borrower Agent

/s/ Nicholas Lamberti
By:	Nicholas Lamberti
Title:	Vice President, Controller

Note: On April 30, 200 the balance of qualified cash was reduced by $25.0 million in connection with a voluntary prepayment of our indebtedness under our term loan with Goldman Sachs Capital Partners. This transaction reduces the excess availability to $109,300,000.

EXHIBIT A

CALCULATIONS SUPPORTING THE

BORROWING BASE CERTIFICATE

as of April 27, 2007

				($ in millions)
A.	Accounts receivable (as of 4/27/07) (Schedule A)
		Credit card receivables		$9.7
		less: sales more than 5 business days old		—

		Eligible accounts receivable		9.7
		Receivable advance rate		90%

		Availability		8.7

B.	Inventories (as of 4/27/07) (Schedule B)
	1.	Retail (Schedule B-1)
		Value of inventories		74.0
		less: reserve for shrinkage		(1.2	) (a)
		reserve for duty and freight (at 6% of documentary letters of credit)		(3.5)
		gift certificates and store credits (at 50%)		(8.5	) (a)
		reserve for duplicate inventories		(16.1)

		Value of eligible inventory		44.7
		Inventory advance rate		90%

		Availability		40.2

	2.	Factory (Schedule B-2)
		Value of inventories		18.3
		less: reserve for shrinkage		(0.2	) (a)

		Value of eligible inventory		18.1
		Inventory advance rate		87.8%

		Availability		15.9

	3.	Direct (Schedule B-3)
		Value of inventories		26.7
		less: reserve for shrinkage		(0.4	) (a)
		gift certificates (at 50%)		(1.2	) (a)

		Value of eligible inventory		25.1
		Inventory advance rate		79.2%

		Availability		19.9

	4.	In-transit inventories
		Documentary letters of credit		58.7
		Inventory advance rate		71.1%

		Availability		41.7

C.	Real estate availability			7.4

D.	Qualified Cash (Schedule C)			85.1

Total collateral availability				218.9

Lesser of maximum commitment and total collateral availability				200.0

	Less:
	loans		—
	letters of credit:
		standby	(7.0)
		documentary	(58.7)	(65.7)

Total loans and letters of credit (Schedule D)				(65.7)

Excess availability				$134.3

(a)	amounts are as of 4/7/2007 (the latest date for which this information is available)

Schedule A

J. Crew Credit Card Receivables

	Direct	Retail/Factory	Total

Balance @ 4/21/2007	3,477	5,477	8,954

Sales	11,635	10,223	21,858

Collections	(11,385)	(9,699)	(21,084)

Balance @ 4/28/2007	3,727	6,000	9,728

Aging of receivables by type

	Direct	Retail/Factory	Total

Amex
24-Apr		275,733	275,733
25-Apr		256,226	256,226
26-Apr	296,234	281,970	578,204
27-Apr	315,513	346,234	661,747
28-Apr		536,914	536,914

MCN
26-Apr	971,988	739,239	1,711,227
27-Apr	1,097,199	1,003,252	2,100,451
28-Apr		1,550,460	1,550,460

JCB
26-Apr	—	279	279
27-Apr	—	—	0
28-Apr	—	516	516

Disc
24-Apr		23,975	23,975
25-Apr		27,227	27,227
26-Apr	32,842	28,843	61,685
27-Apr	42,089	35,054	77,143
28-Apr		57,749	57,749

JCC
25-Apr	351,014	142,131	493,145
26-Apr	293,551	168,177	461,728
27-Apr	327,103	196,012	523,115
28-Apr		322,556	322,556
			0

Total	3,727,531	5,992,547	9,720,078

Schedule B

Summary of Inventories

As of April 27, 2007

	Retail	Factory	Direct	Total

On-hand	$71.7	$17.9	$26.3	$115.9

Freight-in	2.3	0.4	0.4	3.1

	$74.0	$18.3	$26.7	$119.0

Schedule B-1

J. CREW RETAIL STOCK LEDGER As of April 28, 2007

3.01 Stock Ledger – daily (units & cost)

Report Date	4/28/2007
Distribution channel	Retail
Distribution channel	R3

Site category	Site		Ending Inv Units	Ending Inv Cost
Overall Result			6,072,912	71,680,226
A	Result		4,882,087	58,368,334
	306	Northpark <Crewcuts>	11,144	103,429
	307	Westchester crewcuts	11,199	102,837
	308	PBG Crewcuts	7,735	73,081
	501	South Street Seaport	20,189	232,258
	502	San Francisco Center	45,128	555,197
	503	Atrium	60,803	777,489
	504	South Coast	49,325	627,403
	505	Liberty Place	28,715	354,188
	506	Pioneer Place	22,749	267,783
	507	Cambridgeside	23,043	265,078
	508	Georgetown	42,712	559,454
	509	Montgomery	44,988	514,892
	510	Northpark	48,279	615,671
	511	Oakbrook	37,646	440,441
	512	Northbrook	21,444	238,805
	513	N. Michigan Avenue	46,795	639,994
	514	Somerset	37,827	461,762
	516	Westport	52,822	659,296
	517	Scottsdale	25,930	286,594
	518	Avenue at Tower City Ctr	2	12
	519	Lenox Square	56,594	791,244
	520	Roosevelt Field	40,989	467,830
	521	Pasadena	38,933	475,909
	522	Santa Fe	12,631	132,119
	523	Houston	33,705	424,202
	524	Plaza Frontenac	35,436	414,944
	525	Northshore	26,028	289,545
	526	Sacramento	16,321	171,896
	527	Keystone	36,025	428,497
	528	Southdale	34,967	417,653
	529	Bellevue	26,432	307,345
	530	King of Prussia	54,631	706,606
	531	Crabtree Valley	36,063	421,623
	532	Tyson’s Galleria	53,173	695,704
	533	Park Meadows	20,722	227,926
	534	Highland	240	3,610
	535	Woodfield	22,663	258,081
	537	Garden State Plaza	44,529	613,764
	538	Stanford	35,462	438,558
	539	Prince Street	66,532	899,478
	540	Fifth Avenue	75,690	1,082,575
	541	Boca Town Center	31,424	383,023
	542	Copley	46,985	620,837
	543	Short Hills	70,428	953,720
	544	Southpark	51,395	640,685
	545	Danbury	22,025	238,354
	546	Century City	35,506	452,821
	547	Westfarms	35,076	432,469
	548	Fashion Valley	34,082	405,804
	549	Beachwood	30,923	393,684
	550	Aventura	36,026	415,026
	551	Palisades Center	42	283
	552	Southshore	24,354	249,992
	553	Riverside	17,103	193,806
	554	Perimeter Mall	28,231	336,265
	555	Third Street Promenade	39,126	511,371
	556	Horton Plaza	4	3
	557	Corte Madera	34,927	419,792
	558	Burlingame	25,848	282,467
	559	Harbor Place	12,225	124,473

1 of 3

J. CREW RETAIL STOCK LEDGER

As of April 28, 2007

Site category	Site	Ending Inv Units	Ending Inv Cost
560	Westchester	48,132	610,708
561	Overland Park	18,170	191,008
562	Pacific Place	28,282	352,016
563	Walt Whitman	33,061	409,703
565	Menlo Park	21,483	237,981
566	Ann Arbor	18,386	195,608
567	MacArthur Center	21,141	236,475
568	Easton Town Center	31,819	384,847
569	Cherry Creek	34,521	409,716
570	Riverchase Galleria	16,004	172,932
571	Christiana Mall	(1)	1
572	Washington Square	20,286	222,233
573	Kenwood	41,952	483,399
574	Cape Cod	16,568	175,732
575	Mall of Georgia	17,252	190,236
576	Providence Place	36,229	429,233
577	Mission Viejo	35,185	393,902
578	Brea	23,412	283,457
579	Florida Mall	4	34
581	Rockefeller Center	71,461	1,022,287
582	Green Hills Mall	35,811	433,281
583	Old Orchard	31,044	371,451
584	Fashion Show	20,535	237,699
585	North Star	16,677	181,725
586	Tucson	17,360	183,598
587	Woodland	18,480	198,153
588	Flatiron	19,746	214,850
589	Roseville	18,520	194,990
590	Lakeside	30,909	349,176
591	Deer Park	16,987	185,998
592	Palos Verdes	16,907	181,026
593	Saddle Creek	22,485	265,175
594	Walden	14,826	160,210
595	Greenwich	50,034	642,294
596	Stonebriar	16,592	181,320
597	Ross Park	16,637	179,999
598	North East Mall	(3)	(17)
599	Stonestown	18,543	210,473
600	Mayfair	23,627	272,097
601	Pentagon City	35,025	427,771
602	Mall of America	24,996	275,907
603	Haywood	16,744	185,861
604	Carousel	16,301	175,826
605	Country Club	17,929	192,867
606	Brinton Lakes	26,491	293,386
607	Suburban Square	29,480	357,632
608	The Grove	52,163	697,466
609	Valley Fair	23,165	249,079
610	The Gateway	15,862	173,083
611	Marlton	30,450	337,676
612	Tices Corner	26,523	299,798
613	International Plaza	31,803	363,604
614	Yale	19,892	221,036
615	Twelve Oaks	16,184	175,266
616	N. Avenue Collection	33,830	425,406
617	Burlington	17,369	190,069
618	Fayette	23,027	252,907
619	Franklin Park	16,356	174,677
620	Polaris	17,952	196,580
621	Kierland	32,458	373,574
622	Forum on Peachtree Pkwy	17,026	189,268
623	Columbia	25,371	288,029
624	Willow Grove	23,573	268,311
625	Fashion Place	15,647	172,276
626	Four Seasons	(3)	(46)
627	Sherman Oaks	21,371	238,114
628	Woodland Hills	16,800	179,328
629	Hawthorne Center	0	(1,296)
630	Short Pump	32,302	381,020

2 of 3

J. CREW RETAIL STOCK LEDGER

As of April 28, 2007

Site category	Site	Ending Inv Units	Ending Inv Cost
631	Fairfield Commons	15,216	167,130
632	West Town Mall	18,418	198,446
633	Summit at Louisville	19,640	211,431
634	Crossgates	16,734	185,046
635	Chandler	19,082	196,138
636	Rockingham Park	16,535	181,127
637	Aspen Grove	14,622	158,336
638	Penn Square	20,194	209,201
639	University Village	24,116	276,139
640	King Street	27,799	333,043
641	Willow Bend	15,477	169,212
642	Jefferson Pointe	9	43
643	South Hills Village	15,161	162,799
644	Willowbrook	21,487	223,863
645	Princeton	26,869	307,086
646	Streets at Southpointe	30,944	341,325
647	Charlottesville Square	17,917	194,469
648	Eastview	15,846	172,618
649	Madison Avenue	60,295	851,472
650	Eastwood	15,201	163,980
651	Rochester Hills	16,311	179,091
652	Arbor Lakes	16,825	182,277
653	Rockaway	18,005	189,325
655	Smithhaven	21,272	234,993
656	Grand Avenue	17,073	181,052
659	Stoneridge	19,751	244,848
660	Summit at Birmingham	22,311	254,775
661	Orland Square	16,149	178,370
662	Chevy Chase	24,626	298,350
668	Manhassett	35,368	247,692
671	Walnut Street	14,782	175,403
672	Evergreen	15,749	166,083
673	Jordan Creek	17,705	192,464
675	St. John’s Town Center	24,433	286,725
676	Northlake	17,292	190,353
677	Crocker Park	16,973	187,420
679	Bridgeport Village	16,319	178,499
680	Palm Beach Gardens	31,657	369,930
681	Southlake	22,091	251,148
682	East Hampton	7,606	152,521
683	Woodlands	23,457	271,931
684	Village Pointe	21,542	248,458
685	The Galleria at Fort Lauderdale	22,665	250,853
686	Barton Creek Square	18,196	206,934
687	The Domain	22,763	281,750
688	Mall at Millenia	27,839	327,766
689	Streets of Chester	14,285	159,815
690	Coconut Point	29,904	361,177
691	North Point Mall	22,897	267,052
693	Broadway Plaza	27,938	326,198
694	Annapolis Mall	21,347	241,169
695	Carmel Plaza	18,874	211,679
696	Friendly Center	23,892	277,468
697	Topanga Plaza	24,970	288,665
699	Summit Sierra	14,426	156,590
700	Columbus Circle	74,373	1,072,972
701	Madison	19,132	210,565
702	Towson Town Center	(99)	(1,238)
703	La Cumbre	20,621	249,075
704	The Oaks	(111)	(1,388)
707	Waterside Shops	21,074	277,420
710	Elm Street	(216)	(2,125)
947	Hamptons Delivery	1,133	182,123
993	Asheville Phone Sales	3	77
B	Result	1,190,825	13,311,892
	AVRT Ashevill Retail Distribution C	1,190,560	13,307,897
	CART Garden St. Plaza (C/O FMI Inte	265	3,995

3 of 3

Schedule B-2

J.CREW FACTORY STOCK LEDGER

As of April 28, 2007

3.01 Stock Ledger – daily (units & cost)

Report Date	4/28/2007
Distribution channel	Factory
Distribution channel	F4

Site category	Site		Ending Inv Units	Ending Inv Cost
Overall Result			2,066,954	17,872,902
A	Result		1,307,795	11,051,766
	10	Kittery	34,582	298,051
	14	Silverstone	21,449	184,775
	16	Foley	24,850	206,551
	17	Michigan City	22,249	184,949
	18	Manchester	26,214	231,733
	19	Destin	37,678	310,566
	2	Kenosha	22,479	191,937
	21	Lancaster	31,092	266,093
	22	Woodbury	47,203	392,790
	23	Tannersville	20,134	169,242
	24	San Marcos	24,274	204,695
	25	Gilroy	24,884	210,239
	27	St. Augustine	27,009	227,041
	28	Tilton	20,798	184,779
	29	Seymour	(1,355)	(14,616)
	3	Pigeon Forge	17,684	155,972
	30	Napa	28,059	241,754
	31	Cabazon	29,284	245,822
	33	Commerce	22,142	189,385
	34	Burlington	(92)	(843)
	35	Hillsboro	139	1,801
	36	Calhoun	(13)	(6)
	37	Loveland	16,573	143,868
	38	Rehoboth	33,633	277,133
	39	Sawgrass	30,959	263,987
	4	Williamsburg	29,331	258,388
	40	Niagara	14,397	129,438
	42	Westbrook	34,839	282,966
	43	Branson	(251)	(2,799)
	44	Finger Lakes	19,989	176,832
	45	Grove City	17,095	143,165
	46	Lee	22,678	195,092
	47	Riverhead	34,309	280,225
	48	Jackson	24,093	207,049
	49	Myrtle Beach	18,827	165,682
	5	Hilton Head	26,858	224,110
	50	Las Vegas	0	4
	51	Hagerstown	19,852	167,249
	52	Leesburg	25,352	211,279
	53	Wrentham	42,637	351,485
	54	Seattle	20,925	172,022
	55	Aurora	22,373	186,084
	56	Dawsonville	23,578	193,674
	57	Las Americas	17,018	143,697
	58	Edinburgh	18,282	157,167
	59	Miromar	28,886	241,826
	6	North Conway	18,413	157,765
	60	Howell	22,241	190,022
	61	Round Rock	22,007	185,306
	62	Allen	23,217	189,776
	63	Osage Beach	19,730	161,821
	64	Clinton Crossing	24,886	207,592
	66	Vacaville	22,418	182,682
	67	Flemington	22,910	187,846
	68	Katy Mills	23,066	198,227
	69	Primm	19,713	166,555
	70	Prime Outlets at Ellenton	16	66
	71	Prime Outlets at Jeffersonville	43	408
	72	Vero Beach	20,619	178,615
	8	Freeport	27,350	236,646
	9	Birch Run	18,170	156,078
B	Result		759,159	6,821,136
	LBFA	Lynchburg Factory Distribution	759,159	6,821,136

1 of 1

Schedule B-3

COMP:	JCREW	INVENTORY CONTROL	PAGE:	2
DATE:	04/29/07	PERPETUAL SEASON SUMMARY	TIME:	03:32:09
REPORT:	JCDINVAC

YR/SSN B	SKUS	OH	OH RESERVED	NEW RECEIPTS	TOTAL UNITS	EXTENDED COST	EXTENDED RETAIL
053 B	1,337	59	1	0	60	787.98	2,331.17
	127,739	333	1	0	334	6,287.43	17,908.37
061	53,823	8,121	411	0	8,532	128,457.38	264,806.67
061 B	440	52	34	0	86	806.60	2,591.30
063	34,848	19,337	1,321	0	20,658	369,513.40	1,039,263.29
063 B	329	343	44	0	387	6,838.62	20,509.20
	89,440	27,853	1,810	0	29,663	505,616.00	1,327,172.46
071	118,459	1,049,132	52,711	0	1,101,843	18,489,689.18	62,872,783.78
071 B	519	13,070	432	0	13,502	344,689.45	1,390,357.01
073	30,734	359,723	11,915	0	371,638	5,793,096.83	20,658,633.49
073 B	642	73,381	2,688	0	76,069	1,123,286.66	4,557,361.00
	150,354	1,495,306	67,746	0	1,563,052	25,750,762.12	89,479,135.28
081	44,755	1,586	8	0	1,594	25,460.18	96,935.82
081 B	35	0	0	0	0.00		.00
	44,790	1,586	8	0	1,594	25,460.18	96,935.82
TOTAL	569,491	1,525,089	69,563	0	1,594,654	26,288,338.38	90,921,947.42

COMP:	JCREW	INVENTORY CONTROL	PAGE:	1
DATE:	04/29/07	PERPETUAL SEASON SUMMARY	TIME:	03:32:09
REPORT:	JCDINVAC

YR/SNN B	SKUS	OH	OH RESERVED	NEW RECEIPTS	TOTAL UNITS	EXTENDED COST	EXTENDED RETAIL
861	10	0	0	0	0.00		.00
	10	0	0	0	0.00		.00
881	23	0	0	0	0.00		.00
	23	0	0	0	0.00		.00
901	1	0	0	0	0.00		.00
	1	0	0	0	0.00		.00
943	2	0	0	0	0.00		.00
	2	0	0	0	0.00		.00
963	1	0	0	0	0.00		.00
	1	0	0	0	0.00		.00
973	1	0	0	0	0.00		.00
	1	0	0	0	0.00		.00
983	8	0	0	0	0.00		.00
	8	0	0	0	0.00		.00
993	5	0	0	0	0.00		.00
	5	0	0	0	0.00		.00
001	22	0	0	0	0.00		.00
003	27	0	0	0	0.00		.00
	49	0	0	0	0.00		.00
011	70	0	0	0	0.00		.00
013	297	0	0	0	0.00		.00
	367	0	0	0	0.00		.00
021	952	0	0	0	0.00		.00
023	2,880	1	0	0	1	15.00	19.99
	3,832	1	0	0	1	15.00	19.99
031	17,001	0	0	0	0.00		.00
031 B	9	0	0	0	0.00		.00
033	20,342	1	0	0	1	3.33	12.50
033 B	5	0	0	0	0.00		.00
	37,357	1	0	0	1	3.33	12.50
041	71,421	5	0	0	5	137.22	506.50
041 B	344	1	0	0	1	12.68	59.50
043	43,596	2	0	0	2	28.14	137.50
043 B	131	1	0	0	1	16.36	39.50
	115,492	9	0	0	9	194.32	763.00
051	83,490	22	0	0	22	514.36	1,730.41
051 B	3,292	20	0	0	20	160.11	560.98
053	39,620	232	0	0	232	4,824.88	13,285.81

Schedule C

Transaction History			4:04 PM CDT, Wed, May 2, 2007

Account #:	1009351661	Mgmt CO:	EVERGREEN MANAGEMENT COMPANY
Tax ID/SSN:	22-2894486	Fund Name:	494-PRIME CASH MGMT CLASS-I
Registration:	WACHOVIA BANK	Fund Code:	494
	ACCOUNT CONTROL AGREEMENT	Ticker:	EPRXX	Total Shares:	60,419,154.0500
	J CREW GROUP INC	CUSIP:	299920330	Account Value:	$60,419,154.05
	ATTN NICHOLAS LAMBERTI
	770 BROADWAY
	NEW YORK NY 10003-9522
Phone #:
- Day:	(212) 209-8640

Transaction History: 05/02/2006 - 05/02/2007

Transaction Type Transaction Code	Confirm Date Batch #	Trade Date Sequence #	Share Balance	# of Shares Discount Oat	Price Schedule	Amount +/-

DIV REINVEST 011/000	04/30/2007 9999888	04/30/2007 0000070	60,419,154.0500	347758.4200 00	$1.0000 P.M.	$347,758.42 +

SAME DAY WIRE REDEMPTION	04/30/2007	04/30/2007	60,071,395.6300	25000000.0000	$1.0000	$25,000,000.00

024/007	0052281	0000069		00	A.M.

PURCHASE BY FED WIRE	04/25/2007	04/25/2007	85,071,395.6300	2000000.0000	$1.0000	$2,000,000.00 +

001/001	0052281	0000068		01	A.M.

PURCHASE BY FED WIRE 001/001	04/24/2007 0052464	04/24/2007 0000067	83,071,395.6300	3000000.0000 00	$1.0000 A.M.	$3,000,000.00 +

SAME DAY WIRE REDEMPTION 024/007	04/23/2007 0052464	04/23/2007 0000066	80,071,395.6300	1000000.0000 00	$1.0000 A.M.	$1,000,000.00 -

SAME DAY WIRE REDEMPTION 024/007	04/19/2007 0052281	04/19/2007 0000065	81,071,395.6300	1000000.0000 00	$1.0000 A.M.	$1,000,000.00 -

SAME DAY WIRE REDEMPTION 024/007	04/18/2007 0052442	04/18/2007 0000064	82,071,395.6300	5000000.0000 00	$1.0000 A.M.	$5,000,000.00 -

SAME DAY WIRE REDEMPTION 024/007	04/18/2007 0052281	04/18/2007 0000063	87,071,395.6300	1000000.0000 00	$1.0000 A.M.	$1,000,000.00 -

SAME DAY WIRE REDEMPTION 024/007	04/09/2007 0052236	04/09/2007 0000062	88,071,395.6300	4000000.0000 00	$1.0000 A.M.	$4,000,000.00 -

PURCHASE BY FED WIRE 001/001	04/09/2007 0052281	04/09/2007 0000061	92,071,395.6300	4000000.0000 01	$1.0000 A.M.	$4,000,000.00 +

PURCHASE BY FED WIRE 001/001	04/09/2007 0052236	04/09/2007 0000060	88,071,395.6300	3000000.0000 01	$1.0000 A.M.	$3,000,000.00 +

CANCEL PURCHASE THRU FUND 009/018	04/05/2007 6002325	04/04/2007 0000059	85,071,395.6300	2000000.0000 01	$1.0000 A.M.	$2,000,000.00 -

SAME DAY WIRE REDEMPTION 024/007	04/04/2007 0052281	04/04/2007 0000058	87,071,395.6300	2000000.0000 00	$1.0000 A.M.	$2,000,000.00 -

Jayne Lugo	Schedule D

From:	Hazel, Garrington [garrington.hazel@wachovia.com]

Sent:	Monday, April 30, 2007 9:05 AM

To:	Jayne Lugo

Subject:	RE: O/S L/C

LCDOC $58,663,958.79

LCSB $7,015,832.00

Garrington Hazel

Wachovia Capital Finance

1133 Avenue of the Americas

New York, NY10036

Tel 212 545-4393

Fax 212 545-4530

garrington.hazel@wachovia.com

From: Jayne Lugo [mailto:Jayne.Lugo@JCrew.Com]

Sent: Monday, April 30, 2007 9:01 AM

To: Hazel, Garrington

Subject: RE: O/S L/C

PLS FORWARD DOLLAR AMOUNT OF OUTSTANDING L/C AS OF 4/27/07

THX.

Jayne Lugo

J. Crew Supervisor Accounts Payable

phone - 212-209-8305

fax - 212-209-8442

This email may contain confidential and privileged material for the sole use of the intended recipient(s). Any review, use, distribution or disclosure by others is strictly prohibited. If you are not the intended recipient (or authorized to receive for the recipient), please contact the sender by reply email and delete all copies of this message.

EXHIBIT K

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF COLLATERAL ACCESS AGREEMENT

LANDLORD’S SUBORDINATION AGREEMENT

WHEREAS, 770 BROADWAY COMPANY LLC (“Landlord”) is the owner of the building (the “Building”) known as 770 Broadway, New York, New York;

WHEREAS, pursuant to an Agreement of Lease, dated June 28, 1996, between New York Equities Company (“NY Equities”), predecessor-in-interest to Landlord, and J. Crew Group, Inc. (“Tenant”), as amended by a First Amendment of Lease, dated as of December 31, 1996 (such Agreement of Lease, as so amended, being collectively referred to herein as the “Lease”), NY Equities has leased to Tenant certain premises (the “Premises”) located in the Building; consisting of the entire eleventh (11th), twelfth (12th) and fourteenth (14th) floors of the Building;

WHEREAS, Landlord understands that Congress Financial Corporation, in its capacity as administrative agent and collateral agent pursuant to a Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (together with its successors and assigns, in such capacity, “Agent”), Wachovia Bank National Association in its capacity as arranger pursuant to the Loan Agreement (in such capacity, “Arranger”) and the parties to the Loan Agreement as lenders (individually, each a Lender, and collectively “Lenders”) have been or shall be granted a security interest as evidenced by a Loan and Security Agreement, dated on or about the date hereof (the “Security Agreement”), among Tenant and certain of its subsidiaries, Agent, Arranger and Lenders, in all of the personal property of Tenant and its subsidiaries, including, without limitation, inventory and movable equipment, (such property being hereinafter referred to as the “Personal Property”) provided, however, that in no event shall “Personal Property” be deemed to include any property that comprises plumbing and electrical fixtures, heating, ventilation and air conditioning, wall and floor coverings, walls or ceilings and other fixtures not constituting trade fixtures.

NOW, THEREFORE, in consideration of these premises, the promises, mutual covenants and agreements contained herein and for good and valuable consideration, the receipt of which is hereby acknowledged, Landlord, Tenant and Agent hereby agree as follows:

1. Landlord subordinates to Agent any landlord’s lien, any security interest or any other interest or claim of Landlord (in each case whether statutory or contractual) against the Personal Property which may now or hereafter be situated upon the Premises, regardless of whether or not Tenant (a) fails to perform any obligation or term of the Lease, or (b) otherwise defaults under the Lease, or (c) abandons the Premises and the Personal Property is either moved to a new location without prior written consent of Agent or the Personal Property remains at the Premises.

2. Agent may, at its election, notify Landlord by written notice at the address set forth below of Agent’s intent to exercise its rights against the Personal Property pursuant to the Security Agreement and enter the Premises for the purpose of repossessing, removing, selling or otherwise dealing with the Personal Property, and Landlord agrees to allow Agent to have access to the Premises for such removal upon reasonable prior notice to Landlord during normal business hours for a period of up to thirty (30) days after the receipt by Agent of written notice from Landlord directing removal of the Personal Property, and strictly in accordance with the Rules and Regulations of the Building.

3. Landlord shall send copies to Agent of any notices sent to Tenant of any default under the Lease and upon receipt of such notice, Agent shall have the right, but not the obligation, to cure such default within ten (10) days thereafter. Any payment made or act done by Agent to cure any such default shall not constitute an assumption of the Lease or any obligations to Tenant. Landlord shall notify Agent by written notice at the address set forth below its signature within thirty (30) days after the date that Landlord terminates the Lease prior to the fixed expiration date thereof due to a default by Tenant under the Lease.

4. (a) If Agent elects to enter the Premises to remove the Personal Property as described in Paragraph 2 hereof, Agent shall pay to Landlord, upon demand therefor, all costs reasonably incurred by Landlord relating to Agent’s removal of the Personal Property, including, without limitation, overtime freight elevator charges and damage to the Premises and/or the Building. Agent further expressly understands and agrees that it shall repair or cause to repair in a good and workmanlike manner to the condition immediately prior to such removal any damages to the Premises or the Building caused by such removal and, in addition to any amounts Agent may be required to pay to Landlord pursuant to the first sentence of this Paragraph 4(a), Agent hereby indemnifies and holds Landlord harmless from and against all claims, liability, fines, suits, demands, costs and expenses (including, without limitation, reasonable attorney’s fees and disbursements) which may arise or be asserted by a third party by reason of or attributable to any actions or activities by Agent in connection with Agent’s access and/or entry into the Premises as provided herein, unless arising from the gross negligence or wilful misconduct of Landlord. Tenant agrees that its indemnity of Landlord set forth in Article 8 of the Lease shall include indemnity (in accordance with said Article 8) from and against resulting from any access and/or entry into the Premises by Agent pursuant to this Paragraph 4.

(b) If Agent elects to enter the Premises to remove the Personal Property after the expiration of the term of the Lease, Agent shall give notice to Landlord of such election on or before the date which is seven (7) days after the expiration of the term of the Lease, provided that if Landlord shall terminate the Lease prior to the fixed expiration date thereof, Agent shall give notice of such election on or before the date which is seven (7) days after the Landlord shall have notified Agent of Landlord’s termination of the Lease as described in Paragraph 3 hereof, time being of the essence with respect to the giving of such notice. If Agent fails to give such notice to Landlord within such time period, Agent shall have no right to enter the Premises. If Agent shall give timely notice to Landlord that it elects to so enter the Premises after the expiration of the term of the Lease in accordance with the terms of this Agreement, (x) Agent shall have the right to enter the Premises during the period commencing on the expiration or earlier termination of the Lease and ending on the date that shall be forty (40) days after the expiration date of the Lease or, if Landlord shall terminate the Lease prior to the fixed expiration date thereof, forty

(40) days after the date in which Landlord shall notify Agent of such termination of the Lease, and (y) Agent shall pay to Landlord, with respect to the period commencing on the expiration or earlier termination of the Lease and ending on the date on which Agent completes the removal of the Personal Property therefrom, within ten (10) days after demand therefor, all Fixed Rent and additional rent (as such terms are defined or used in the Lease) calculated at the amount of Fixed Rent and additional rent which was payable under the Lease during the last month of the term of the Lease (calculated on a per diem basis).

5. Tenant shall not file the Security Agreement and/or any UCC Filing Statement in connection therewith in the real estate records of New York County so as to create a lien against Owner’s Property (as defined in the Lease).

6. This Agreement shall remain in full force and effect so long as any indebtedness secured by the Personal Property remains outstanding to Agent and Lenders and the Security Agreement has not been terminated in accordance with its terms.

7. Notice shall be deemed reasonable if mailed postage prepaid at least five (5) days before the related action to the address of Landlord or Agent at their respective addresses indicated at the end of this Agreement, or to such other address as any party may designate by written notice to the other party. Each notice, request and demand shall be deemed given or made, (i) if sent by mail, upon the earlier of the date of receipt or five (5). days after deposit in the U.S. Mail, first class postage prepaid, or (ii) if sent by a national recognized overnight courier, or facsimile, upon delivery.

8. This Agreement shall inure to the benefit of any heirs, administrators, personal representative, successors or assigns of Agent, Tenant and Landlord.

9. This Agreement may be executed in counterparts (including counterparts executed by facsimile) it being agreed that, taken together, such counterparts shall be deemed to be one and the same Agreement.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

This Agreement is executed and effective as of the 23rd day of December, 2002.

770 BROADWAY COMPANY LLC, Landlord

By:	Vornado Realty, L.P., member

	By:	Vornado Realty Trust, general partner

		By:	/s/ Joseph Macnow
Joseph Macnow
Executive Vice President - Finance and Administration and Chief Financial Officer

Address: c/o Vornado Office Management LLC 888 Seventh Avenue New York, New York 10019 Attention: Mr. Glen J. Weiss Phone: (212) 894-7419 Facsimile: (212) 894-7481

CONGRESS FINANCIAL CORPORATION, as Agent

By:	/s/ Peter Provenzale
	Name:	Peter Provenzale
	Title:	SVP

Address: 1133 Avenue of the Americas New York, New York 10036 Attention: Portfolio Manager Facsimile: (212) 545-4283

J. CREW GROUP INC., Tenant

By:	/s/ Scott M. Rosen
	Name:	Scott M. Rosen
	Title:	CFO

4

This Agreement is executed and effective as of the 23rd day of December, 2002.

770 BROADWAY COMPANY LLC, Landlord

By:	Vornado Realty, L.P., member

	By:	Vornado Realty Trust, general partner

		By:	/s/ Joseph Macnow
Joseph Macnow
Executive Vice President - Finance and Administration and Chief Financial Officer

Address: c/o Vornado Office Management LLC 888 Seventh Avenue New York, New York 10019 Attention: Mr. Glen J. Weiss Phone: (212) 894-7419 Facsimile: (212) 894-7481

CONGRESS FINANCIAL CORPORATION, as Agent

By:	/s/ Peter Provenzale
	Name:	Peter Provenzale
	Title:	SVP

Address: 1133 Avenue of the Americas New York, New York 10036 Attention: Portfolio Manager Facsimile: (212) 545-4283

J. CREW GROUP INC., Tenant

By:	/s/ Scott M. Rosen
	Name:	Scott M. Rosen
	Title:	CFO

4

EXHIBIT L

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF BAILEE LETTER

CUSTOMS BROKER/FREIGHT FORWARDER

NOTIFICATION AND ACKNOWLEDGMENT OF SECURITY INTEREST

November 7, 2002

W.M. Stone & Co., Inc.

838 Granby Street

Norfolk, VA 23510

Attention: Mr. Meade G. Stone, Jr.

Ladies and Gentlemen:

Please be advised that we and certain of our affiliates have entered or are about to enter into financing arrangements with Congress Financial Corporation, a Delaware corporation, in its capacity as administrative agent and collateral agent (in such capacity, “Agent”) pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders, Wachovia Bank, National Association, in its capacity as arranger pursuant to the Loan Agreement (in such capacity, “Arranger”) and the parties to the Loan Agreement as lenders (individually each a “Lender and collectively, “Lenders”), pursuant to which we have granted or will grant to Agent a security interest in, among other collateral, all of our existing and future inventory and other goods and documents of title, including without limitation, all of our documents of title which may at any time now or hereafter be in your possession or control and all inventory and other goods which may at any time now or hereafter be located on or in real property or buildings owned, leased or otherwise in your possession or control, and/or received or delivered to you for shipment, customs clearance, distribution, storage or otherwise, whether pursuant to any agreement or otherwise (collectively, “Collateral”). For purposes of this letter agreement, the term “Loan Agreement” means the Loan and Security Agreement by and among Agent, Arranger, Lenders, us and certain affiliates of our affiliates, as the same may be amended, modified, supplemented, extended, renewed, restated or replaced.

By your signature below, you acknowledge receipt of the above notice of Agent’s security interest and agree to follow all instructions that Agent may from time to time hereafter give to you with respect to Collateral in your possession or control or located on or in any of your premises, and/or received or delivered to you by or for our account for distribution, customs clearance, storage or otherwise. For the present, Agent consents to you continuing to release Collateral pursuant to the instructions given to you by us, or any of our authorized agents, but this consent may be terminated or changed at any time by notice to you from Agent. Upon being so notified by Agent, you are to abide solely by Agent’s instructions with respect to any of such goods or other Collateral and you are not to release any Collateral to us or to anyone else except according to written instructions which may be given to you to you from time to time by Agent. If so instructed by Agent, you agree to return to Agent all of our goods and other Collateral in your custody, control or possession. You hereby acknowledge and agree that you hold and will have possession of the Collateral and proceeds for the benefit of Agent and you shall not take any action purporting to encumber or transfer any interest in such Collateral or the proceeds thereof.

You agree and acknowledge that you do not have and in no event will you assert, as against Agent or any Lender, any lien, right of distraint or levy, right of offset, claim, deduction, counterclaim, security or other interest in any Collateral now or hereafter located on any of your premises or in your custody, control or possession, including any of the foregoing which might otherwise arise or exist in your favor pursuant to any agreement, common law, statute (including the U.S. Bankruptcy Code or any state insolvency law) or otherwise. You certify that you do not know of any security interest or other claim with respect to any of the Collateral, other than the security interest which is the subject of this agreement. You agree and acknowledge that no negotiable or non-negotiable warehouse receipts, documents of title or similar instruments have been or will be issued by you with respect to any of our goods, except for non-negotiable receipts naming Agent or us as consignee. You shall not take any action purporting to encumber or transfer any interest any Collateral.

You further agree to allow Agent and its agents to enter upon your premises during business hours for the purpose of examining, removing, taking possession of or otherwise dealing with any of the Collateral at any time in your possession or copies of any books and records related thereto.

Agent and Lenders are relying upon this acknowledgment in connection with their financing arrangements with us. This agreement may not be changed or terminated orally or by course of conduct. Any change to the terms of this agreement must be in writing and signed by Agent. This agreement shall be binding upon you and your successors and assigns and shall be enforceable by and inure to the benefit of Agent and Lenders and their respective successors and assigns.

This agreement constitutes our acknowledgment that Agent may assert any of the rights set forth or referred to herein, without objection by us. We also agree to reimburse you for all reasonable costs and expenses incurred by you as a direct result of compliance with the instructions of Agent as to the disposition of any of the Collateral.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Please acknowledge your agreement to the foregoing by signing in the space provided below.

Very truly yours,

J. CREW GROUP, INC.

By:	/s/ Andrew Boguszewski
Andrew Boguszewski
Vice President, Imports and Transportation

ACKNOWLEDGED AND AGREED: W.M. STONE & CO., INC.

By:	[ILLEGIBLE]
Title:	President
(Customs Broker/Freight Forwarder)

EXHIBIT M

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

FORM OF LENDER JOINDER AGREEMENT

This LENDER JOINDER AGREEMENT (this “Agreement”), dated as of                          , 20    , is delivered in connection with the Second Amended and Restated Credit Agreement dated as of May     , 2007 (together with all appendices, exhibits and schedules thereto and as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”; capitalized terms defined therein and used herein having the meanings given to them in the Credit Agreement) among Operating, J. Crew, Retail, Factory and Madewell, as Borrowers, Holdings and JCI as Guarantors, the Lenders, the Issuers and Citicorp USA Inc (“Citicorp”), as administrative agent for the Lenders and the Issuers (in such capacity, the “Administrative Agent”), Citicorp, as collateral agent for the Lenders and the Issuers (in such capacity, the “Collateral Agent”) and Bank of America, N.A, and Wachovia Bank, National Association as syndication agents for the Lenders and Issuers (in such capacity, the “Syndication Agents”) and is entered into by and among [                                ,                                 ] (each a “New Lender” and collectively, the “New Lenders”), the Administrative Agent, the Issuers and the Borrowers.

WHEREAS, each New Lender wishes to provide a Revolving Credit Commitment under the Credit Agreement in an amount equal to its Revolving Credit Commitment Amount (as defined below) and wishes to become a party to the Credit Agreement.

NOW THEREFORE, in consideration of the above premises, the parties hereto hereby agree as follows:

1.	Each New Lender hereby agrees to provide a Revolving Credit Commitment under (and subject to the terms and conditions of) the Credit Agreement to the Borrowers in an amount equal to the “Revolving Credit Commitment Amount” set forth next to such New Lender’s name on Schedule I attached hereto. The address of each New Lender for purposes of Section 11.8 of the Credit Agreement is as set forth below such New Lender’s name on Schedule I attached hereto.

2.	Each New Lender hereby agrees that if any Issuer makes any payment under any Letter of Credit and the Borrowers shall not have repaid such amount to such Issuer pursuant to the Credit Agreement, such New Lender shall, upon receipt of notice from the Administrative Agent and in accordance with Section 2.4(h) of the Credit Agreement, (a) promptly and unconditionally pay to the Administrative Agent for the account of such Issuer an amount equal to its Revolving Credit Commitment Percentage of such payment and (b) be deemed to have made a Revolving Loan to the Borrowers in the principal amount of the payment such New Lender made to the Administrative Agent.

3.

Each New Lender (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Agreement and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an Eligible Assignee under the Credit Agreement, (iii) from and after the date hereof, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and shall have the obligations of a Lender thereunder as if it had executed the Credit Agreement, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 6.1 thereof and such

J. CREW GROUP, INC.

other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Agreement and, based on such information, has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender; (b) agrees that it will, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; and (c) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Financing Agreements as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto.

4.	The Borrowers, each New Lender, each Issuer and Administrative Agent agree that, as of the date hereof, each New Lender shall (a) be a party to the Credit Agreement and the other Financing Agreements, (b) be a “Lender” for all purposes of the Credit Agreement and the other Financing Agreements and (c) have the rights and obligations of a Lender under the Credit Agreement and the other Financing Agreements. Each New Lender hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Credit Agreement.

5.	Following the execution of this Agreement by the parties hereto, it will be delivered to the Administrative Agent for acceptance and recording by the Administrative Agent.

6.	This Agreement may be executed and delivered in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original and all of which taken together shall constitute one and the same original agreement. Delivery of an executed counterpart of this Agreement by telecopier shall be effective as delivery of a manually executed counterpart of this Agreement.

7.	This Agreement and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

8.	This Agreement is a Financing Agreement as defined in the Credit Agreement, and, together with all of the other Financing Agreements and all certificates and documents delivered hereunder or thereunder, embodies the entire agreement of the parties with each New Lender and supersedes all prior agreements and understandings relating to the subject matter hereof.

9.	EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY OTHER FINANCING AGREEMENT.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, the parties to this Agreement have caused it to be executed by their duly authorized officers as of the day and year first written above.

[NEW LENDERS]

By:
Name:
Title:

[SIGNATURE PAGE TO J. CREW GROUP INC. LENDER JOINDER AGREEMENT]

Accepted and Agreed this day of , 20 by:

CITICORP USA, INC., as Administrative Agent

By:
Name:
Title:

[SIGNATURE PAGE TO J. CREW GROUP INC. LENDER JOINDER AGREEMENT]

Accepted and Agreed this day of , 20 by:

WACHOVIA BANK, NATIONAL ASSOCIATION as Issuer

By:
Name:
Title:

[SIGNATURE PAGE TO J. CREW GROUP INC. LENDER JOINDER AGREEMENT]

Accepted and Agreed this day of , 20 by:

J. CREW OPERATING CORP. J. CREW INC. GRACE HOLMES, INC., d/b/a J. CREW RETAIL H.F.D. NO. 55, INC., d/b/a J. CREW FACTORY MADEWELL INC. as Borrowers

By:
Name:
Title:

J. CREW GROUP, INC. J. CREW INTERNATIONAL, INC. as Guarantors

By:
Name:
Title:

[SIGNATURE PAGE TO J. CREW GROUP INC. LENDER JOINDER AGREEMENT]

SCHEDULE I

NEW LENDER & NOTICE ADDRESS	REVOLVING CREDIT COMMITMENT AMOUNT

EXHIBIT N

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

INTERCREDITOR AGREEMENT

Execution Copy

INTERCREDITOR AGREEMENT

This INTERCREDITOR AGREEMENT (“Agreement”), is dated as of May 15, 2006 and entered into by and among J. CREW OPERATING CORP., a Delaware corporation (the “Company”), J. CREW GROUP, INC., a Delaware corporation (“Holdings”, and together with the Subsidiaries of the Company that become parties hereto from time to time, the “Guarantors”), GOLDMAN SACHS CREDIT PARTNERS L.P. (“GSCP”), in its capacity as administrative agent for the holders of the Term Loan Obligations (as defined below), including its successors and assigns from time to time (the “Term Loan Administrative Agent”), and in its capacity as collateral agent for the holders of the Term Loan Obligations, including its successors and assigns from time to time (the “Term Loan Collateral Agent”), WACHOVIA BANK, NATIONAL ASSOCIATION (“Wachovia”), in its capacity as administrative agent for the holders of the Revolving Credit Obligations (as defined below), including its successors and assigns from time to time (the “Revolving Credit Administrative Agent”) and in its capacity as collateral agent for the holders of the Revolving Credit Obligations, including its successors and assigns from time to time (the “Revolving Credit Collateral Agent”). Capitalized terms used in this Agreement have the meanings assigned to them in Section 1 below.

RECITALS

The Company, the Guarantors, the lenders and agents party thereto, GSCP, as Term Loan Joint Lead Arranger, Term Loan Joint Bookrunner, Term Loan Administrative Agent and Term Loan Collateral Agent, Bear, Stearns & Co. Inc., as Term Loan Joint Lead Arranger and Term Loan Joint Bookrunner, and Bears Stearns Corporate Lending Inc., as Term Loan Syndication Agent, have entered into that Credit and Guaranty Agreement dated as of the date hereof providing for a term loan (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Term Loan Agreement”);

The Company, Holdings, J. Crew International, Inc. (“International”), the other borrowers party thereto, the lenders and agents party thereto, and Wachovia Capital Markets LLC, as Revolving Credit Sole Lead Arranger and Revolving Credit Sole Lead Bookrunner, Wachovia, as Revolving Credit Administrative Agent, Wachovia as Revolving Credit Collateral Agent, and Bank of America, N.A., as Revolving Credit Syndication Agent entered into that Amended and Restated Revolving Credit Agreement dated as of December 23, 2004 providing for a revolving credit facility (as amended, restated, supplemented, modified, replaced or refinanced from time to time, the “Revolving Credit Agreement”);

Pursuant to (i) the Term Loan Agreement, Holdings has agreed to guaranty the Term Loan Obligations (the “Term Loan Holdings Guaranty”) and Holdings and the Company have agreed to cause certain current and future Subsidiaries to agree to guaranty the Term Loan Obligations (the “Term Loan Subsidiary Guaranty”, and together with the Term Loan Holdings Guaranty, the “Term Loan Guaranty”) and (ii) the Guarantee dated as of December 23, 2004, Holdings, Madewell Inc. and J. Crew International, Inc.

have agreed to guaranty the Revolving Credit Obligations (the “Revolving Credit Holdings Guaranty”) and Holdings and the Company have agreed to cause certain current and future Subsidiaries to agree to guaranty the Revolving Credit Obligations (the “Revolving Credit Subsidiary Guaranty”, and together with the Revolving Credit Holdings Guaranty, the “Revolving Credit Guaranty”);

The Term Loan Documents and the Revolving Credit Loan Documents provide, among other things, that the parties thereto shall set forth in this Agreement their respective rights and remedies with respect to the Collateral; and

In order to induce the Revolving Credit Administrative Agent, the Revolving Credit Collateral Agent and the Revolving Credit Lenders to amend the Revolving Credit Agreement and in order to induce the Term Loan Administrative Agent, the Term Loan Collateral Agent and the Term Loan Lenders to enter into the Term Loan Agreement, the Revolving Credit Collateral Agent, the Revolving Credit Administrative Agent, the Term Loan Collateral Agent and the Term Loan Administrative Agent have agreed to the relative priority of their respective Liens on the Collateral and certain other rights, priorities and interests as set forth in this Agreement.

AGREEMENT

In consideration of the foregoing, the mutual covenants and obligations herein set forth and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

SECTION 1. Definitions.

1.1 Defined Terms. As used in the Agreement, the following terms shall have the following meanings:

“Affiliate” means, as applied to any Person, any other Person directly or indirectly controlling, controlled by, or under common control with, that Person. For the purposes of this definition, “control” (including, with correlative meanings, the terms “controlling”, “controlled by” and “under common control with”), as applied to any Person, means the possession, directly or indirectly, of the power (i) to vote 5% or more of the Securities having ordinary voting power for the election of directors of such Person or (ii) to direct or cause the direction of the management and policies of that Person, whether through the ownership of voting securities or by contract or otherwise.

“Agents” means the Revolving Credit Collateral Agent and/or the Term Loan Collateral Agent.

“Agreement” means this Intercreditor Agreement, as amended, restated, renewed, extended, supplemented or otherwise modified from time to time.

“Bankruptcy Code” means Title 11 of the United States Code entitled “Bankruptcy,” as now and hereafter in effect, or any successor statute.

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“Bankruptcy Law” means the Bankruptcy Code and any similar federal, state or foreign law for the relief of debtors.

“Business Day” means any day excluding Saturday, Sunday and any day which is a legal holiday under the laws of the State of New York or is a day on which banking institutions located in such state are authorized or required by law or other governmental action to close.

“Capital Stock” means any and all shares, interests, participations or other equivalents (however designated) of capital stock of a corporation, any and all equivalent ownership interests in a Person (other than a corporation), including, without limitation, partnership interests and membership interests, and any and all warrants, rights or options to purchase or other arrangements or rights to acquire any of the foregoing.

“Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, constituting either Revolving Credit Collateral or Term Loan Collateral.

“Commodities Accounts” means all “commodity accounts” as defined in Article 9 of the UCC.

“Company” has the meaning assigned to that term in the Preamble to this Agreement.

“Control Agreement” means any control agreement establishing the Term Loan Collateral Agent’s or the Revolving Credit Collateral Agent’s “control” (within the meaning of Section 8-106, 9-106 or 9-104 of the UCC, as applicable) with respect to any Deposit Account, Commodities Account or Securities Account.

“Currency Agreement” means any foreign exchange contract, currency swap agreement, futures contract, option contract, synthetic cap or other similar agreement or arrangement, each of which is for the purpose of hedging the foreign currency risk associated with Company’s, its Subsidiaries’ and any Guarantor’s operations and not for speculative purposes.

“Deposit Account” means a demand, time, savings, passbook or like account with a bank, savings and loan association, credit union or like organization, other than an account evidenced by a negotiable certificate of deposit, including, without limitation, all “deposit accounts” as defined in Article 9 of the UCC.

“DIP Financing” has the meaning assigned to that term in Section 6.1.

“Discharge of Revolving Credit Obligations” means, except to the extent otherwise expressly provided in Section 5.5 and subject to clause (b) of the definition of the term Revolving Credit Obligations:

(a) the payment in full in cash of the principal of and interest (including Post-Petition Interest) on all Indebtedness constituting Revolving Loan Obligations;

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(b) the payment in full in cash of all other Revolving Credit Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time);

(c) the payment in full in cash collateral in respect of letters of credit, banker’s acceptances or similar instruments arranged for under the Revolving Credit Loan Documents in an amount equal to one hundred five (105%) percent of the amount of such letters of credit, banker’s acceptance or similar instruments (or at the option of Revolving Credit Collateral Agent, instead of such cash collateral, the delivery to Revolving Credit Collateral Agent of a letter of credit issued for the account of the Company or any Guarantor, in form and substance reasonably satisfactory to Revolving Credit Collateral Agent, by an issuer acceptable to Revolving Credit Collateral Agent and payable to Revolving Credit Collateral Agent as beneficiary) and any other cash collateral to be provided to Revolving Credit Collateral Agent under the terms of the Revolving Credit Loan Documents; and

(d) termination or expiration of all commitments, if any, to extend credit that would constitute Revolving Credit Obligations.

“Discharge of Term Loan Obligations” means, except to the extent otherwise expressly provided in Section 5.5 and subject to clause (b) of the definition of the term Term Loan Obligations:

(a) payment in full in cash of the principal of and interest (including Post-Petition Interest) on all Indebtedness constituting Term Loan Obligations;

(b) payment in full in cash of all other Term Loan Obligations that are due and payable or otherwise accrued and owing at or prior to the time such principal and interest are paid (other than indemnification obligations for which no claim or demand for payment, whether oral or written, has been made at such time); and

(c) termination or expiration of all commitments, if any, to extend credit that would constitute Term Loan Obligations.

“Disposition” has the meaning assigned to that term in Section 5.1(b).

“Enforcement” means, collectively or individually for one or both of the Revolving Credit Collateral Agent and the Term Loan Collateral Agent, when a Revolving Credit Default or Term Loan Default, as the case may be, has occurred and is continuing, to repossess, or exercise any remedies with respect to, any material amount of Collateral or commence the judicial enforcement of any of the rights and remedies under the Revolving Credit Loan Documents, the Term Loan Documents or under any applicable law, but in all cases excluding the imposition of a default rate or late fee.

“Enforcement Notice” means a written notice delivered, at a time when a Revolving Credit Default or Term Loan Default has occurred and is continuing, by either Revolving Credit Administrative Agent or Term Loan Administrative Agent to the other

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announcing that an Enforcement Period has commenced, specifying the relevant event of default, stating the current balance of the Revolving Credit Obligations or the Term Loan Obligations, as the case may be, and requesting the current balance of the Revolving Credit Obligations or the Term Loan Obligations, as the case may be, owing to the noticed party.

“Enforcement Period” means the period of time following the receipt by either Revolving Credit Administrative Agent or Term Loan Administrative Agent of an Enforcement Notice from the other until the earlier of (i) in the case of an Enforcement Period commenced by Term Loan Administrative Agent, the Discharge of Term Loan Obligations, (ii) in the case of an Enforcement Period commenced by Revolving Credit Administrative Agent, the Discharge of Revolving Credit Obligations, (iii) Revolving Credit Administrative Agent or Term Loan Administrative Agent (as applicable) agrees in writing to terminate the Enforcement Period, or (iv) the date on which the Revolving Credit Default or the Term Loan Default that was the subject of the Enforcement Notice relating to such Enforcement Period has been cured to the satisfaction of the Revolving Credit Administrative Agent or the Term Loan Administrative Agent, as applicable, or waived in writing by the Revolving Credit Administrative Agent or Term Loan Administrative Agent, as applicable.

“Equipment” shall mean: (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

“Equipment Access Period” means for any item of Equipment for which the use of such Equipment is necessary or desirable in connection with any Enforcement in respect of any Revolving Credit Primary Collateral, the period, after the commencement of an Enforcement Period, which begins on the day that Revolving Credit Collateral Agent provides Term Loan Collateral Agent with the notice of its election to request access pursuant to Section 3.4(b) below and ends on the earlier of (i) the 80th day after the later of (x) the date upon which the Revolving Credit Collateral Agent notifies the Term Loan Collateral Agent of the desire of Revolving Credit Collateral Agent to exercise the access rights as to such Equipment provided for in Section 3.4(b) and (y) the date upon which Revolving Credit Collateral Agent obtains the ability to use such item of Equipment following Enforcement (either such applicable date set forth in the foregoing clause (x) or (y), the “Equipment Access Period Commencement Date”) plus, in each case, such number of days, if any, after the Equipment Access Period Commencement Date that the Revolving Credit Collateral Agent is stayed or otherwise prohibited by law or court order from exercising remedies with respect to Revolving Credit Primary Collateral, or (ii) the date on which all or substantially all of the Revolving Credit Primary Collateral for which the use of such Equipment is necessary or desirable is sold, collected or liquidated, or (iii) the date on which the Discharge of Revolving Credit Obligations occurs or (iv) the date on which the Revolving Credit Default that was the subject of the Enforcement Notice relating

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to such Enforcement Period has been cured to the satisfaction of the Revolving Credit Collateral Agent, or waived in writing by the Revolving Credit Collateral Agent.

“Governmental Authority” means any federal, state, municipal, national or other government, governmental department, commission, board, bureau, court, agency or instrumentality or political subdivision thereof or any entity or officer exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to any government or any court, in each case whether associated with a state of the United States, the United States, or a foreign entity or government.

“Grantors” means the Company, Holdings, International, each of the Guarantor Subsidiaries and each other Person that has or may from time to time hereafter execute and deliver a Term Loan Collateral Document or a Revolving Credit Collateral Document as a “grantor” or “pledgor” (or the equivalent thereof).

“Guarantor Subsidiary” means each Guarantor (under and as defined in either the Term Loan Agreement or the Revolving Credit Agreement) that is a Subsidiary of Company.

“Hedge Agreement” means an Interest Rate Agreement or a Currency Agreement entered into with a Lender Counterparty.

“Hedging Obligation” of any Person means any obligation of such Person pursuant to any Hedge Agreement.

“Holdings” has the meaning set forth in the Preamble to this Agreement.

“Indebtedness” means and includes all Obligations that constitute “Indebtedness” within the meaning of the Term Loan Agreement or the Revolving Credit Agreement, as applicable.

“Insolvency or Liquidation Proceeding” means:

(a) any voluntary or involuntary case or proceeding under the Bankruptcy Code with respect to any Grantor;

(b) any other voluntary or involuntary insolvency, reorganization or bankruptcy case or proceeding, or any receivership, liquidation, reorganization or other similar case or proceeding with respect to any Grantor or with respect to a material portion of their respective assets;

(c) any liquidation, dissolution, reorganization or winding up of any Grantor whether voluntary or involuntary and whether or not involving insolvency or bankruptcy; or

(d) any assignment for the benefit of creditors or any other marshalling of assets and liabilities of any Grantor.

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“Intellectual Property” has the meaning assigned such term in Annex C.

“Interest Rate Agreement” means any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement, interest rate hedging agreement or other similar agreement or arrangement each of which is for the purpose of hedging the interest rate exposure associated with Company’s, its Subsidiaries’ and each Guarantor’s operations and not for speculative purposes.

“International” has the meaning set forth in the Recitals to this Agreement.

“Joint Venture” means a joint venture, partnership or other similar arrangement, whether in corporate, partnership or other legal form; provided, in no event shall any corporate Subsidiary of any Person be considered to be a Joint Venture to which such Person is a party.

“Lender” means each Term Loan Lender and each Revolving Credit Lender.

“Lender Counterparty” means each Lender or any Affiliate of a Lender counterparty to a Hedge Agreement (including any Person who is a Lender (and any Affiliate thereof) as of the date hereof but subsequently, whether before or after entering into a Hedge Agreement, ceases to be a Lender) including, without limitation, each such Affiliate that enters into a joinder agreement with an Agent.

“Lien” means any lien, mortgage, pledge, assignment, security interest, charge or encumbrance of any kind (including any agreement to give any of the foregoing, any conditional sale or other title retention agreement, and any lease in the nature thereof) and any option, trust or other preferential arrangement having the practical effect of any of the foregoing.

“Mortgage Access Period” means for each parcel of Mortgaged Premises the period, after the commencement of an Enforcement Period, which begins on the day that Term Loan Collateral Agent provides Revolving Credit Collateral Agent with the notice of its election to request access pursuant to Section 3.3(b) below and ends on the earlier of (i) the 90th day after the later of (x) the date upon which the Term Loan Collateral Agent notifies the Revolving Credit Collateral Agent of the desire of Term Loan Collateral Agent to exercise the access rights as to such parcel of Mortgaged Premises provided for in Section 3.3(b) and (y) the date upon which Term Loan Collateral Agent obtains the ability to use such parcel of Mortgaged Premises following Enforcement (either such applicable date set forth in the foregoing clause (x) or (y), the “Mortgage Access Period Commencement Date”) plus, in each case, such number of days, if any, after the Mortgage Access Period Commencement Date that Term Loan Collateral Agent is stayed or otherwise prohibited by law or court order or by the continuation of any Equipment Access Period from exercising remedies with respect to Collateral located on such Mortgaged Premises, or (ii) the date on which all or substantially all of the Term Loan Primary Collateral located on such Mortgaged Premises is sold, collected or liquidated, or (iii) the date on which the Discharge of Term Loan Obligations occurs or (iv) the date on

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which the Term Loan Default that was the subject of the Enforcement Notice relating to such Enforcement Period has been cured to the satisfaction of the Term Loan Collateral Agent, or waived in writing by the Term Loan Collateral Agent.

“Mortgaged Premises” means any real property which shall now or hereafter be subject to a Revolving Credit Mortgage.

“New Agent” has the meaning assigned to that term in Section 5.5. “New Debt Notice” has the meaning assigned to that term in Section 5.5.

“Obligations” means all obligations of every nature of each Grantor from time to time owed to any agent or trustee, the Term Loan Claimholders, the Revolving Credit Claimholders or any of them or their respective Affiliates under the Term Loan Documents, the Revolving Credit Loan Documents or Hedge Agreements, whether for principal, interest or payments for early termination of Interest Rate Agreements, fees, expenses, indemnification or otherwise and all guarantees of any of the foregoing.

“Person” means and includes natural persons, corporations, limited partnerships, general partnerships, limited liability companies, limited liability partnerships, joint stock companies, Joint Ventures, associations, companies, trusts, banks, trust companies, land trusts, business trusts or other organizations, whether or not legal entities, and Governmental Authorities.

“Pledged Collateral” has the meaning set forth in Section 5.4.

“Post-Petition Interest” means interest, fees, expenses and other charges that pursuant to the Term Loan Agreement or the Revolving Credit Agreement, continue to accrue after the commencement of any Insolvency or Liquidation Proceeding, whether or not such interest, fees, expenses and other charges cease to accrue by operation of the Bankruptcy Law or other law and whether or not such interest, fees, expenses and other charges are allowed or allowable under the Bankruptcy Law or in any such Insolvency or Liquidation Proceeding.

“Recovery” has the meaning set forth in Section 6.4.

“Refinance” means, in respect of any Indebtedness, to refinance, extend, renew, defease, amend, modify, supplement, restructure, replace, refund or repay, or to issue other indebtedness, in exchange or replacement for, such Indebtedness in whole or in part. “Refinanced” and “Refinancing” shall have correlative meanings.

“Revolving Credit Administrative Agent” has the meaning assigned to that term in the Preamble of this Agreement.

“Revolving Credit Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

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“Revolving Credit Claimholders” means, at any relevant time, the holders of Revolving Credit Obligations at that time, including the Revolving Credit. Lenders and the agents under the Revolving Credit Loan Documents and any Lender Counterparties that are Revolving Credit Lenders or Affiliates of Revolving Credit Lenders and that receive the benefit of the Liens granted to Revolving Credit Collateral Agent under the terms of the Revolving Credit Loan Documents.

“Revolving Credit Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Revolving Credit Obligations.

“Revolving Credit Collateral Agent” has the meaning assigned to that term in the Preamble of this Agreement.

“Revolving Credit Collateral Documents” means any agreement, document or instrument pursuant to which a Lien is granted securing any Revolving Credit Obligations or under which rights or remedies with respect to such Liens are governed.

“Revolving Credit Commitments” means the “Revolving Credit Commitments” (as such term is defined in the Revolving Credit Agreement).

“Revolving Credit Default” means an “Event of Default” (as defined in the Revolving Credit Agreement).

“Revolving Credit Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.

“Revolving Credit Lenders” means the “Lenders” under and as defined in the Revolving Credit Agreement.

“Revolving Credit Loan Documents” means the Revolving Credit Agreement and the Financing Agreements (as defined in the Revolving Credit Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Revolving Credit Obligation, and any other document or instrument executed or delivered at any time in connection with any Revolving Credit Obligations, including any intercreditor or joinder agreement among holders of Revolving Credit Obligations to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

“Revolving Credit Mortgages” means a collective reference to each mortgage, deed of trust and any other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Revolving Credit Obligations or under which rights or remedies with respect to any such Liens are governed.

“Revolving Credit Obligations” means the following:

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(a) all Obligations (including without limitation any Post-Petition Interest) outstanding under the Revolving Credit Agreement and the other Revolving Credit Loan Documents, including Hedge Agreements entered into with any Lender Counterparty but only to the extent such Lender Counterparty is a Revolving Credit Claimholder. “Revolving Credit Obligations” shall include all interest, fees, expenses and other charges accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate in the case of interest, fees or charges specified in the relevant Revolving Credit Loan Document whether or not the claim for such interest, fees or charges is allowed as a claim in such Insolvency or Liquidation Proceeding.

(b) To the extent any payment with respect to any Revolving Credit Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Term Loan Claimholders, receiver or similar Person or otherwise required to be returned or repaid, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Revolving Credit Claimholders and the Term Loan Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the Revolving Credit Loan Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including, without limitation, Post-Petition Interest) shall, as between the Revolving Credit Claimholders and the Term Loan Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Revolving Credit Obligations”.

(c) Notwithstanding the foregoing, if the sum of: (A) Indebtedness (as defined in the Revolving Credit Agreement) constituting principal outstanding under the Revolving Credit Agreement and the other Revolving Credit Loan Documents; plus (B) the aggregate undrawn amount then available under any then outstanding letters of credit issued under the Revolving Credit Agreement, is in excess of the sum of $275,000,000 (the “Revolving Credit Cap Amount”), then that portion of the principal amount of such Indebtedness (as defined in the Revolving Credit Agreement) (and any interest thereon and any fees and expenses related thereto) and such aggregate undrawn amount of letters of credit in excess of the Revolving Credit Cap Amount shall not be included in Revolving Credit Obligations.

“Revolving Credit Primary Collateral” means all “Collateral” as described in Annex A; provided that, to the extent that identifiable proceeds of Term Loan Primary Collateral are deposited or held in any Deposit Accounts or Securities Accounts that constitute Revolving Credit Primary Collateral after an Enforcement Notice, then (as provided in Section 3.5 below) such Collateral or other identifiable proceeds shall be treated as Term Loan Primary Collateral.

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“Revolving Credit Sole Book Runner” means the “Sole Book Runner” under the Revolving Credit Loan Documents.

“Revolving Credit Sole Lead Arranger” means the “Lead Arranger” under the Revolving Credit Loan Documents.

“Revolving Credit Standstill Period” has the meaning set forth in Section 3.2(a)(1).

“Revolving Credit Syndication Agent” has the meaning assigned to that term in the Recitals to this Agreement.

“Securities” means any stock, shares, partnership interests, voting trust certificates, certificates of interest or participation in any profit-sharing agreement or arrangement, options, warrants, bonds, debentures, notes, or other evidences of indebtedness, secured or unsecured, convertible, subordinated or otherwise, or in general any instruments commonly known as “securities” or any certificates of interest, shares or participations in temporary or interim certificates for the purchase or acquisition of, or any right to subscribe to, purchase or acquire, any of the foregoing.

“Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC.

“Subsidiary” means, with respect to any Person, any corporation, partnership, limited liability company, association, joint venture or other business entity of which more than 50% of the total voting power of shares of stock or other ownership interests entitled (without regard to the occurrence of any contingency) to vote in the election of the Person or Persons (whether directors, managers, trustees or other Persons performing similar functions) having the power to direct or cause the direction of the management and policies thereof is at the time owned or controlled, directly or indirectly, by that Person or one or more of the other Subsidiaries of that Person or a combination thereof; provided that, in determining the percentage of ownership interests of any Person controlled by another Person, no ownership interest in the nature of a “qualifying share” of the former Person shall be deemed to be outstanding.

“Superior Lienholder” has the meaning assigned to that term in. Section 5.4(f).

“Term Loan Administrative Agent” has the meaning assigned to that term in the Preamble to this Agreement.

“Term Loan Agreement” has the meaning assigned to that term in the Recitals to this Agreement.

“Term Loan Claimholders” means, at any relevant time, the holders of Term Loan Obligations at that time, including the Term Loan Lenders and the agents under the Term Loan Documents and any Lender Counterparties that are Term Loan Lenders or

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Affiliates of Term Loan Lenders and that receive the benefit of the Liens granted to Term Loan Collateral Agent under the terms of the Term Loan Documents.

“Term Loan Collateral Agent” has the meaning assigned to that term in the Preamble to this Agreement.

“Term Loan Collateral” means all of the assets and property of any Grantor, whether real, personal or mixed, with respect to which a Lien is granted as security for any Term Loan Obligations.

“Term Loan Collateral Documents” means the Collateral Documents (as defined in the Term Loan Agreement) and any other agreement, document or instrument pursuant to which a Lien is granted securing any Term Loan Obligations or under which rights or remedies with respect to such Liens are governed.

“Term Loan Default” means an “Event of Default” (as defined in the Term Loan Agreement).

“Term Loan Documents” means the Term Loan Agreement and the Credit Documents (as defined in the Term Loan Agreement) and each of the other agreements, documents and instruments providing for or evidencing any other Term Loan Obligation, and any other document or instrument executed or delivered at any time in connection with any Term Loan Obligations, including any intercreditor or joinder agreement among holders of Term Loan Obligations, to the extent such are effective at the relevant time, as each may be amended, restated, supplemented, modified, renewed or extended from time to time in accordance with the provisions of this Agreement.

“Term Loan Guaranty” has the meaning assigned to that term in the Recitals to this Agreement.

“Term Loan Joint Book Runners” means the “Joint Bookrunners” under the Term Loan Documents.

“Term Loan Joint Lead Arrangers” means the “Joint Lead Arrangers” under the Term Loan Documents.

“Term Loan Lenders” means the “Lenders” under and as defined in the Term Loan Documents.

“Term Loan Mortgages” means a collective reference to each mortgage, deed of trust and other document or instrument under which any Lien on real property owned or leased by any Grantor is granted to secure any Term Loan Obligations or under which rights or remedies with respect to any such Liens are governed.

“Term Loan Obligations” means the following:

(a) all Obligations (including without limitation any Post-Petition Interest) outstanding under the Term Loan Agreement and the other Term Loan Documents,

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including Hedge Agreements entered into with any Lender Counterparty but only to the extent such Lender Counterparty is a Term Loan Claimholder. “Term Loan Obligations” shall include all interest accrued or accruing (or which would, absent commencement of an Insolvency or Liquidation Proceeding, accrue) after commencement of an Insolvency or Liquidation Proceeding in accordance with the rate specified in the relevant Term Loan Document whether or not the claim for such interest, fees or charges is allowed as a claim in such Insolvency or Liquidation Proceeding.

(b) To the extent any payment with respect to any Term Loan Obligation (whether by or on behalf of any Grantor, as proceeds of security, enforcement of any right of setoff or otherwise) is declared to be a fraudulent conveyance or a preference in any respect, set aside or required to be paid to a debtor in possession, any Revolving Credit Claimholders, receiver or similar Person or otherwise required to be returned or repaid, then the obligation or part thereof originally intended to be satisfied shall, for the purposes of this Agreement and the rights and obligations of the Term Loan Claimholders and the Revolving Credit Claimholders, be deemed to be reinstated and outstanding as if such payment had not occurred. To the extent that any interest, fees, expenses or other charges (including, without limitation, Post-Petition Interest) to be paid pursuant to the Term Loan Documents are disallowed by order of any court, including, without limitation, by order of a Bankruptcy Court in any Insolvency or Liquidation Proceeding, such interest, fees, expenses and charges (including, without limitation, Post-Petition Interest) shall, as between the Term Loan Claimholders and the Revolving Credit Claimholders, be deemed to continue to accrue and be added to the amount to be calculated as the “Term Loan Obligations”.

(c) Notwithstanding the foregoing, if the Indebtedness (as defined in the Term Loan Agreement) constituting principal outstanding under the Term Loan Agreement and the other Term Loan Documents is in excess of (x) in the event Company has not exercised its option to obtain the Term Loan Incremental Advance (as defined in the Term Loan Agreement), $313,500,000 or (y) in the event that Company has exercised its option to obtain the Incremental Term Loan (as defined in the Term Loan Agreement), $423,500,000 (the “Term Loan Cap Amount”), then that portion of the principal amount of such Indebtedness (as defined in the Term Loan Agreement) (and any interest thereon and any fees and expenses related thereto) in excess of the Term Loan Cap Amount shall not be included in the Term Loan Obligations.

“Term Loan Primary Collateral” means all “Collateral” as described in Annex B; provided, however, that to the extent that identifiable proceeds of Revolving Credit Primary Collateral are deposited or held in any Deposit Accounts or Securities Accounts that constitute Term Loan Primary Collateral, then (as provided in Section 3.5 below) such Collateral or other identifiable proceeds shall be treated as Revolving Credit Primary Collateral.

“Term Loan Standstill Period” has the meaning set forth in Section 3.2(a)(l).

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“Term Loan Syndication Agent” has the meaning assigned to that term in the Recitals to this Agreement.

“Third Parties” has the meaning assigned to that term in Section 5.4(f).

“Third Party Agreements” has the meaning assigned to that term in Section 5.4(f).

“UCC” means the Uniform Commercial Code (or any similar or equivalent legislation) as in effect in any applicable jurisdiction.

1.2 Terms Generally. The definitions of terms in this Agreement shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation.” The word “will” shall be construed to have the same meaning and effect as the word “shall.” Unless the context requires otherwise:

(a) any definition of or reference to any agreement, instrument or other document herein shall be construed as referring to such agreement, instrument or other document as from time to time amended, restated, supplemented, modified, renewed or extended;

(b) any reference herein to any Person shall be construed to include such Person’s permitted successors and assigns;

(c) the words “herein,” “hereof” and “hereunder,” and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof;

(d) all references herein to Sections shall be construed to refer to Sections of this Agreement; and

(e) all references to terms defined in the UCC shall have the meaning ascribed to them therein (unless otherwise specifically defined herein); and

(f) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.

SECTION 2. Lien Priorities.

2.1 Relative Priorities. Notwithstanding the date, time, method, manner or order of grant, attachment or perfection of any Liens securing the Term Loan Obligations granted on the Collateral or of any Liens securing the Revolving Credit Obligations granted on the Collateral and notwithstanding any provision of any UCC, or any other applicable law or the Revolving Credit Loan Documents or the Term Loan Documents or any defect or deficiencies in, or failure to perfect, the Liens securing the

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Revolving Credit Obligations or Term Loan Obligations or any other circumstance whatsoever, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders and the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders hereby agree that:

(a) any Lien of the Revolving Credit Collateral Agent on the Revolving Credit Primary Collateral, whether now or hereafter held by or on behalf of the Revolving Credit Collateral Agent or any Revolving Credit Claimholders or any agent or trustee therefor, regardless of how acquired, whether by grant, possession, statute, operation of law (pursuant to a judgment or otherwise), subrogation or otherwise, shall be senior in all respects and prior to all Liens on the Revolving Credit Primary Collateral securing any Term Loan Obligations; and

(b) any Lien of the Term Loan Collateral Agent on the Term Loan Primary Collateral, whether now or hereafter held by or on behalf of the Term Loan Collateral Agent, any Term Loan Claimholders or any agent or trustee therefor regardless of how acquired, whether by grant, possession, statute, operation of law (pursuant to a judgment or otherwise), subrogation or otherwise, shall be senior in all respects to all Liens on the Term Loan Primary Collateral securing any Revolving Credit Obligations.

2.2 Prohibition on Contesting Liens. Each of the Term Loan Collateral Agent, for itself and on behalf of each Term Loan Claimholder, and the Revolving Credit Collateral Agent, for itself and on behalf of each Revolving Credit Clairnholder, agrees that it will not (and hereby waives any right to) contest or support any other Person in contesting, in any proceeding (including any Insolvency or Liquidation Proceeding), the perfection, priority, validity or enforceability of a Lien held by or on behalf of any of the Revolving Credit Claimholders or any of the Term Loan Claimholders in the Collateral, or the provisions of this Agreement; provided that nothing in this Agreement shall be construed to prevent or impair the rights of either Agent or any Revolving Credit Claimholder or Term Loan Claimholder to enforce this Agreement, including the provisions of this Agreement relating to the priority of the Liens securing the Obligations as provided in Sections 2.1, 3.1 and 3.2.

2.3 No New Liens. So long as the Discharge of Revolving Credit Obligations and the Discharge of Term Loan Obligations have not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against one or more of the Company or any other Grantor, the parties hereto agree that neither the Company nor any other Grantor shall:

(a) grant or permit any additional Liens on any asset or property to secure any Term Loan Obligation unless (i) it has granted or concurrently grants a Lien on such asset or property to secure the Revolving Credit Obligations or (ii) otherwise as permitted in accordance with Section 6.3; or

(b) grant or permit any additional Liens on any asset or property to secure any Revolving Credit Obligations unless (i) it has granted or concurrently grants a

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Lien on such asset or property to secure the Term Loan Obligations or (ii) otherwise as permitted in accordance with Section 6.3.

To the extent any additional Liens are granted on any asset or property pursuant to this Section 2.3, the priority of such additional Liens shall be determined in accordance with Section 2.1. In addition, to the extent that the foregoing provisions are not complied with for any reason, without limiting any other rights and remedies available hereunder, the Revolving Credit Collateral Agent, on behalf of the Revolving Credit Claimholders and the Term Loan Collateral Agent, on behalf of Term Loan Claimholders, agree that any amounts received by or distributed to any of them pursuant to or as a result of Liens granted in contravention of this Section 2.3 shall be subject to Section 4.2.

2.4 Similar Liens and Agreements. The parties hereto agree that it is their intention that, subject to the relative priorities described herein or permitted hereby, the Revolving Credit Collateral and the Term Loan Collateral be identical (it being expressly understood and agreed that none of the Revolving Credit Claimholders and none of the Term Loan Claimholders make any representation, warranty or agreement to any other party hereto as to whether the Revolving Credit Collateral and the Term Loan Collateral are identical). In furtherance of the foregoing and of Section 8.8, the parties hereto agree, subject to the other provisions of this Agreement, upon request by the Revolving Credit Collateral Agent or the Term Loan Collateral Agent, to cooperate in good faith (and to direct their counsel to cooperate in good faith) from time to time in order to determine the specific items included in the Revolving Credit Collateral and the Term Loan Collateral and the steps taken to perfect their respective Liens thereon and the identity of the respective parties obligated under the Revolving Credit Loan Documents and the Term Loan Documents.

SECTION 3. Enforcement.

3.1 Exercise of Remedies — Restrictions on Term Loan Collateral Agent.

(a) Until (i) the Discharge of Revolving Credit Obligations has occurred and (ii) the Revolving Credit Agreement is no longer in effect, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Term Loan Collateral Agent and the Term Loan Claimholders:

(1) will not exercise or seek to exercise any rights or remedies with respect to any Revolving Credit Primary Collateral (including the exercise of any right of setoff, notification of account debtors or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Term Loan Collateral Agent or any Term Loan Claimholder is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Term Loan Collateral Agent may exercise the rights provided for in Section 3.3 (with respect to any Mortgage Access Period) and may exercise any or all such other rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which the Term Loan Collateral Agent

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declared the existence of a Term Loan Default and demanded the repayment of all the principal amount of any Term Loan Obligations; and (ii) the date on which the Revolving Credit Collateral Agent received notice from the Term Loan Collateral Agent of such declaration of a Term Loan Default and demand for payment (the “Term Loan Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Term Loan Collateral Agent or any Term Loan Claimholder exercise any rights or remedies (other than those under Section 3.3) with respect to the Revolving Credit Primary Collateral (unless (i) the final step triggering the “one action rule” or any similar legal provision in any applicable state has occurred and (ii) the applicable Term Loan Claimholder has provided written notice to the Revolving Credit Collateral Agent no later than five days prior to the commencement of such final step of its exercise of any rights or remedies permitted hereunder) if, notwithstanding the expiration of the Term Loan Standstill Period, the Revolving Credit Collateral Agent or Revolving Credit Claimholders shall have commenced and be diligently pursuing the exercise of their rights or remedies with respect to all or any material portion of such Collateral or in any event as to any specific assets constituting Revolving Credit Primary Collateral as to which Revolving Credit Collateral Agent has commenced and is diligently pursuing such rights or remedies (and to the extent that Revolving Credit Collateral Agent or Revolving Credit Claimholders shall have commenced such action as to such specific assets after the end of the Term Loan Standstill Period, Revolving Credit Collateral Agent or Revolving Credit Claimholders shall have provided at least three Business Days’ prior notice of such exercise to the Term Loan Collateral Agent);

(2) will not contest, protest or object to any foreclosure proceeding or action brought by the Revolving Credit Collateral Agent or any Revolving Credit Claimholder or any other exercise by the Revolving Credit Collateral Agent or any Revolving Credit Claimholder of any rights and remedies relating to the Revolving Credit Primary Collateral, whether under the Revolving Credit Loan Documents or otherwise; and

(3) subject to their rights under clause (a)(1) above and except as may be permitted in Section 3.1(c), will not object to the forbearance by the Revolving Credit Collateral Agent or any of the Revolving Credit Claimholders from bringing or pursuing any Enforcement;

provided, however, that, in the case of (1), (2) and (3) above, the Liens granted to secure the Term Loan Obligations of the Term Loan Claimholders shall attach to the proceeds thereof subject to the relative priorities described in Section 2.

(b) Until (i) the Discharge of Revolving Credit Obligations has occurred and (ii) the Revolving Credit Agreement is no longer in effect, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Revolving Credit Collateral Agent and the Revolving Credit Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their

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debt) and, in connection therewith (including voluntary Dispositions of Revolving Credit Primary Collateral by the respective Grantors after a Revolving Credit Default) make determinations regarding the release, disposition, or restrictions with respect to the Revolving Credit Primary Collateral without any consultation with or the consent of the Term Loan Collateral Agent or any Term Loan Claimholder; provided, however, that the Lien securing the Term Loan Obligations shall remain on the proceeds (other than those properly applied to the Revolving Credit Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Revolving Credit Primary Collateral, the Revolving Credit Collateral Agent and the Revolving Credit Claimholders may enforce the provisions of the Revolving Credit Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Revolving Credit Primary Collateral upon foreclosure, to incur expenses in connection with such sale or other disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing, the Term Loan Collateral Agent and any Term Loan Claimholder may:

(1) file a claim or statement of interest with respect to the Term Loan Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(2) take any action as is required in order to create, perfect, preserve or protect its Lien on any of the Collateral, but not enforce its Lien or otherwise exercise any rights or remedies with respect to any Revolving Credit Primary Collateral upon a default or event of default or take any action that would be adverse to the Liens of Revolving Credit Collateral Agent or interfere with the exercise by Revolving Credit Collateral Agent of its rights or remedies with respect to the Revolving Credit Primary Collateral or otherwise adverse to the priority status of the Liens on the Revolving Credit Primary Collateral, or the rights of the Revolving Credit Collateral Agent or the Revolving Credit Claimholders to exercise remedies in respect thereof or otherwise prohibited hereunder;

(3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by any person objecting to or otherwise seeking the disallowance of the claims of the Term Loan Claimholders, including any claims secured by the Revolving Credit Primary Collateral, if any, in each case in accordance with the terms of this Agreement;

(4) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non- bankruptcy law, in each case not inconsistent with the terms of this Agreement;

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(5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Term Loan Obligations and the Term Loan Primary Collateral; and

(6) exercise any of its rights or remedies with respect to any of the Collateral after the termination of the Term Loan Standstill Period to the extent permitted by Section 3.1(a)(1); provided that until the Discharge of Revolving Credit Obligations, the proceeds of any Revolving Credit Primary Collateral are delivered to the Revolving Credit Collateral Agent for application to the Revolving Credit Obligations in accordance with Sections 4.1 and 4.2.

The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, agrees that it will not take or receive any Revolving Credit Primary Collateral or any proceeds of such Collateral in connection with the exercise of any right or remedy (including set-off or notification of account debtors) with respect to any such Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Revolving Credit Obligations has occurred, except as expressly provided in Sections 3.l(a), 6.3(c)(1) and this Section 3.1(c), the sole right of the Term Loan Collateral Agent and the Term Loan Claimholders with respect to the Revolving Credit Primary Collateral is to hold a Lien on such Collateral pursuant to the Term Loan Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Revolving Credit Obligations has occurred. Notwithstanding any provision of this Agreement to the contrary, until the Discharge of Revolving Credit Obligations, all proceeds of Revolving Credit Primary Collateral, from whatever source, and whether resulting from the exercise of remedies or otherwise, shall be delivered to the Revolving Credit Collateral Agent and applied in accordance with Sections 4.1 and 4.2, and the Term Loan Collateral Agent and Term Loan Claimholders shall have no rights with respect to such proceeds other than as set forth in the immediately preceding sentence (and which such rights with respect to such proceeds shall be extinguished upon the application of such proceeds to the payment of the Revolving Credit Obligations in accordance with Section 4.1).

(d) Subject to Sections 3.1(a) and (c) and Section 6.3(c)(1):

(1) the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, agrees that the Term Loan Collateral Agent and the Term Loan Claimholders will not take any action that would hinder any exercise of remedies under the Revolving Credit Loan Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Revolving Credit Primary Collateral, whether by foreclosure or otherwise;

(2) the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, hereby waives any and all rights it or the Term Loan Claimholders may have as a junior lien creditor or otherwise to object to the manner

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in which the Revolving Credit Collateral Agent or the Revolving Credit Claimholders seek to enforce or collect the Revolving Credit Obligations or the Liens securing the Revolving Credit Obligations granted in any of the Revolving Credit Loan Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Revolving Credit Collateral Agent or Revolving Credit Claimholders is adverse to the interest of the Term Loan Claimholders; and

(3) the Term Loan Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Term Loan Collateral Documents or any other Term Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Revolving Credit Collateral Agent or the Revolving Credit Claimholders with respect to the Revolving Credit Primary Collateral as set forth in this Agreement and the Revolving Credit Loan Documents.

(e) Except as otherwise specifically set forth in Sections 3.1(a) and (d) and 3.5, the Term Loan Collateral Agent and the Term Loan Claimholders may exercise rights and remedies as unsecured creditors against any Grantor and may exercise rights and remedies with respect to the Term Loan Primary Collateral, in each case, in accordance with the terms of the Term Loan Documents and applicable law; provided, however, that in the event that any Term Loan Claimholder becomes a judgment Lien creditor in respect of Revolving Credit Primary Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Term Loan Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Revolving Credit Obligations) as the other Liens securing the Term Loan Obligations are subject to this Agreement.

(f) Nothing in this Agreement shall prohibit the receipt by the Term Loan Collateral Agent or any Term Loan Claimholders of the required payments of interest, principal and other amounts owed in respect of the Term Loan Obligations so long as such receipt is not the direct or indirect result of the exercise by the Term Loan Collateral Agent or any Term Loan Claimholders of rights or remedies as a secured creditor (including set-off or notification of account debtors) or enforcement in contravention of this Agreement of any Lien held by any of them and except as otherwise provided in Section 4.1 of this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Revolving Credit Collateral Agent or the Revolving Credit Claimholders may have against the Grantors under the Revolving Credit Loan Documents.

3.2 Exercise of Remedies — Restrictions on Revolving Credit Collateral Agent.

(a) Until (i) the Discharge of Term Loan Obligations has occurred and (ii) the Term Loan Agreement is no long in effect, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Revolving Credit Collateral Agent and the Revolving Credit Claimholders:

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(1) will not exercise or seek to exercise any rights or remedies with respect to any Term Loan Primary Collateral (including the exercise of any right of setoff, notification of account debtors or any right under any lockbox agreement, account control agreement, landlord waiver or bailee’s letter or similar agreement or arrangement to which the Revolving Credit Collateral Agent or any Revolving Credit Claimholder is a party) or institute any action or proceeding with respect to such rights or remedies (including any action of foreclosure); provided, however, that the Revolving Credit Collateral Agent may exercise the rights provided, for in Section 3.4 (with respect to any Equipment Access Period) and may exercise any or all such other rights or remedies after the passage of a period of at least 180 days has elapsed since the later of: (i) the date on which the Revolving Credit Collateral Agent declared the existence of any Revolving Credit Default and demanded the repayment of all the principal amount of any Revolving Credit Obligations; and (ii) the date on which the Term Loan Collateral Agent received notice from the Revolving Credit Collateral Agent of such declaration of a Revolving Credit Default and demand for payment, (the “Revolving Credit Standstill Period”); provided, further, however, that notwithstanding anything herein to the contrary, in no event shall the Revolving Credit Collateral Agent or any Revolving Credit Claimholder exercise any rights or remedies (other than those under Section 3.3) with respect to the Term Loan Primary Collateral (unless (i) the final step triggering the “one action rule” or any similar legal provision in any applicable state has occurred and (ii) the applicable Revolving Credit Claimholder has provided written notice to the Term Loan Collateral Agent no later than five days prior to the commencement of such final step of its exercise of any rights or remedies permitted hereunder) if, notwithstanding the expiration of the Revolving Credit Standstill Period, the Term Loan Collateral Agent or Term Loan Claimholders shall have commenced and be diligently pursuing the exercise of their rights of remedies with respect to all or any material portion of such Collateral or in any event as to any specific assets constituting Term Loan Primary Collateral as to which Term Loan Collateral Agent has commenced and is diligently pursuing such rights or remedies (and to the extent that Term Loan Collateral Agent or Term Loan Claimholders shall have commenced such action as to such specific assets after the end of the Revolving Credit Standstill Period, Term Loan Collateral Agent or Term Loan Claimholders shall have provided at least three Business Days’ prior notice of such exercise to the Revolving Collateral Agent);

(2) will not contest, protest or object to any foreclosure proceeding or action brought by the Term Loan Collateral Agent or any Term Loan Claimholder or any other exercise by the Term Loan Collateral Agent or any Term Loan Claimholder of any rights and remedies relating to the Term Loan Primary Collateral, whether under the Term Loan Documents or otherwise; and

(3) subject to their rights under clause (a)(1) above and except as may be permitted in Section 3.2(c), will not object to the forbearance by the Term Loan Collateral Agent or the Term Loan Claimholders from bringing or pursuing any Enforcement;

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provided, however, that in the case of (1), (2) and (3) above, the Liens granted to secure the Revolving Credit Obligations of the Revolving Credit Claimholders shall attach to the proceeds thereof subject to the relative priorities described in Section 2.

(b) Until (i) the Discharge of Term Loan Obligations has occurred and (ii) the Term Loan Agreement is no long in effect, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, the Term Loan Collateral Agent and the Term Loan Claimholders shall have the right to enforce rights, exercise remedies (including set-off and the right to credit bid their debt) and, in connection therewith (including voluntary Dispositions of Term Loan Primary Collateral by the respective Grantors after a Term Loan Default) make determinations regarding the release, disposition, or restrictions with respect to the Term Loan Primary Collateral without any consultation with or the consent of the Revolving Credit Collateral Agent or any Revolving Credit Claimholder; provided, however, that the Lien securing the Revolving Credit Obligations shall remain on the proceeds (other than those properly applied to the Term Loan Obligations) of such Collateral released or disposed of subject to the relative priorities described in Section 2. In exercising rights and remedies with respect to the Term Loan Primary Collateral, the Term Loan Collateral Agent and the Term Loan Claimholders may enforce the provisions of the Term Loan Documents and exercise remedies thereunder, all in such order and in such manner as they may determine in the exercise of their sole discretion. Such exercise and enforcement shall include the rights of an agent appointed by them to sell or otherwise dispose of the Term Loan Primary Collateral upon foreclosure, to incur expenses in connection with such sale or other disposition, and to exercise all the rights and remedies of a secured creditor under the UCC and of a secured creditor under the Bankruptcy Laws of any applicable jurisdiction.

(c) Notwithstanding the foregoing, the Revolving Credit Collateral Agent and any Revolving Credit Claimholder may:

(1) file a claim or statement of interest with respect to the Revolving Credit Obligations; provided that an Insolvency or Liquidation Proceeding has been commenced by or against any Grantor;

(2) take any action as is required in order to create, perfect, preserve or protect its Lien on any of the Collateral, but not enforce its Lien or otherwise exercise any rights or remedies with respect to any Term Loan Primary Collateral upon a default or event of default or take any action that would be adverse to the Liens of Term Loan Collateral Agent or interfere with the exercise by Term Loan Collateral Agent of its rights or remedies with respect to the Term Loan Primary Collateral or otherwise adverse to the priority status of the Liens on the Term Loan Primary Collateral, or the rights of the Term Loan Collateral Agent or any of the Term Loan Claimholders to exercise remedies in respect thereof or otherwise prohibited hereunder;

(3) file any necessary responsive or defensive pleadings in opposition to any motion, claim, adversary proceeding or other pleading made by

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any person objecting to or otherwise seeking the disallowance of the claims of the Revolving Credit Claimholders, including any claims secured by the Term Loan Primary Collateral, if any, in each case in accordance with the terms of this Agreement;

(4) file any pleadings, objections, motions or agreements which assert rights or interests available to unsecured creditors of the Grantors arising under either any Insolvency or Liquidation Proceeding or applicable non- bankruptcy law, in each case not inconsistent with the terms of this Agreement;

(5) vote on any plan of reorganization, file any proof of claim, make other filings and make any arguments and motions that are, in each case, in accordance with the terms of this Agreement, with respect to the Revolving Credit Obligations and the Revolving Credit Primary Collateral; and

(6) exercise any of its rights or remedies with respect to any of the Collateral after the termination of the Revolving Credit Standstill Period to the extent permitted by Section 3.2(a)(l); provided that until the Discharge of Term Loan Obligations, the proceeds of any Term Loan Primary Collateral are delivered to the Term Loan Collateral Agent for application to the Term Loan Obligations in accordance with Sections 4.1 and 4.2.

The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that it will not take or receive any Term Loan Primary Collateral or any proceeds of such Collateral in connection with the exercise of any right or remedy (including set-off notification of account debtors) with respect to any such Collateral in its capacity as a creditor in violation of this Agreement. Without limiting the generality of the foregoing, unless and until the Discharge of Term Loan Obligations has occurred, except as expressly provided in Sections 3.2(a), 3.3, 6.3(c)(2) and this Section 3.2(c), the sole right of the Revolving Credit Collateral Agent and the Revolving Credit Claimholders with respect to the Term Loan Primary Collateral is to hold a Lien on such Collateral pursuant to the Revolving Credit Collateral Documents for the period and to the extent granted therein and to receive a share of the proceeds thereof, if any, after the Discharge of Term Loan Obligations has occurred. Notwithstanding any provision of this Agreement to the contrary, until the Discharge of Term Loan Obligations, all proceeds of Term Loan Primary Collateral, from whatever source, and whether resulting from the exercise of remedies or otherwise, shall be delivered to the Term Loan Collateral Agent and applied in accordance with Sections 4.1 and 4.2, and the Revolving Credit Collateral Agent and Revolving Credit Claimholders shall have no rights with respect to such proceeds other than as set forth in the immediately preceding sentence (and which such rights with respect to such proceeds shall be extinguished upon the application of such proceeds to the payment of the Term Loan Obligations in accordance with Section 4.1).

(d) Subject to Sections 3.2(a) and (c) and Sections 3.3 and 6.3(c)(2):

(1) the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, agrees that the Revolving Credit

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Collateral Agent and the Revolving Credit Claimholders will not take any action that would hinder any exercise of remedies under the Term Loan Documents or that is otherwise prohibited hereunder, including any sale, lease, exchange, transfer or other disposition of the Term Loan Primary Collateral, whether by foreclosure or otherwise;

(2) the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby waives any and all rights it or the Revolving Credit Claimholders may have as a junior lien creditor or otherwise to object to the manner in which the Term Loan Collateral Agent or the Term Loan Claimholders seek to enforce or collect the Term Loan Obligations or the Liens securing the Term Loan Obligations granted in any of the Term Loan Documents or undertaken in accordance with this Agreement, regardless of whether any action or failure to act by or on behalf of the Term Loan Collateral Agent or Term Loan Claimholders is adverse to the interest of the Revolving Credit Claimholders; and

(3) the Revolving Credit Collateral Agent hereby acknowledges and agrees that no covenant, agreement or restriction contained in the Revolving Credit Collateral Documents or any other Revolving Credit Loan Document (other than this Agreement) shall be deemed to restrict in any way the rights and remedies of the Term Loan Collateral Agent or the Term Loan Claimholders with respect to the Term Loan Primary Collateral as set forth in this Agreement and the Term Loan Documents.

(e) Except as otherwise specifically set forth in Sections 3.2(a) and (d) and 3.5, the Revolving Credit Collateral Agent and the Revolving Credit Claimholders may exercise rights and remedies as unsecured creditors against any Grantor and may exercise rights and remedies with respect to the Revolving Credit Primary Collateral, in each case, in accordance with the terms of the Revolving Credit Loan Documents and applicable law; provided, however, that in the event that any Revolving Credit Claimholder becomes a judgment Lien creditor in respect of Term Loan Primary Collateral as a result of its enforcement of its rights as an unsecured creditor with respect to the Revolving Credit Obligations, such judgment Lien shall be subject to the terms of this Agreement for all purposes (including in relation to the Term Loan Obligations) as the other Liens securing the Revolving Credit Obligations are subject to this Agreement.

(f) Nothing in this Agreement shall prohibit the receipt by the Revolving Credit Collateral Agent or any Revolving Credit Claimholders of the required payments of interest, principal and other amounts owed in respect of the Revolving Credit Obligations so long as such receipt is not the direct or indirect result of the exercise by the Revolving Credit Collateral Agent or any Revolving Credit Claimholders of rights or remedies as a secured creditor (including set-off) or enforcement in contravention of this Agreement of any Lien held by any of them and except as otherwise provided in Section 4.1 of this Agreement. Nothing in this Agreement impairs or otherwise adversely affects any rights or remedies the Term Loan Collateral Agent or the Term Loan Claimholders may have against the Grantors under the Term Loan Documents.

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3.3 Exercise of Remedies – Collateral Access Rights.

(a) The Revolving Credit Collateral Agent and Term Loan Collateral Agent agree not to commence Enforcement until an Enforcement Notice has been given to the other Agent. Subject to the provisions of Sections 3.1 and 3.2 above, either Agent may join in any judicial proceedings commenced by the other Agent to enforce Liens on the Collateral, provided that neither Agent, nor the Revolving Credit Claimholders or Term Loan Claimholders, as the case may be, shall interfere with the Enforcement actions of the other with respect to Collateral in which such party has the priority Lien in accordance herewith.

(b) If the Revolving Credit Collateral Agent, or any agent or representative of the Revolving Credit Collateral Agent, or any receiver, shall obtain possession or physical control of any parcel of the Mortgaged Premises, the Revolving Credit Collateral Agent shall promptly notify the Term Loan Collateral Agent of that fact and the Term Loan Collateral Agent shall, within ten (10) Business Days thereafter, notify the Revolving Credit Collateral Agent as to whether the Term Loan Collateral Agent desires to exercise access rights under this Agreement as to such parcel of the Mortgaged Premises, at which time the parties shall confer in good faith to coordinate with respect to the Term Loan Collateral Agent’s exercise of such access rights. Access rights may apply to differing parcels of Mortgaged Premises at differing times, in which case, a differing Mortgage Access Period may apply to each such property.

(c) Upon delivery of notice to the Revolving Credit Collateral Agent as provided in Section 3.3(b), the Mortgage Access Period shall commence for the subject parcel of Mortgaged Premises. During the Mortgage Access Period as to any parcel of such Mortgaged Premises, the Term Loan Collateral Agent and its agents, representatives and designees shall have a non-exclusive right to have access to, and a rent free right to use, the parcel of the Mortgaged Premises for the purpose of arranging for and effecting the sale or other disposition of Term Loan Primary Collateral, including the production, completion, packaging and other preparation of such Term Loan Primary Collateral for sale or other disposition. During any such Mortgage Access Period, the Term Loan Collateral Agent and its representatives (and persons employed on their behalf) may continue to operate, service, maintain, process and sell the Term Loan Primary Collateral, as well as to engage in bulk sales of Term Loan Primary Collateral. Term Loan Collateral Agent shall take proper care of any Revolving Credit Primary Collateral that is used by Term Loan Collateral Agent during the Mortgage Access Period and repair and replace any damage (ordinary wear-and-tear excepted) caused by Term Loan Collateral Agent or its agents, representatives or and Term Loan Collateral Agent shall comply with all applicable laws in connection with its use or occupancy of any of the Revolving Credit Primary Collateral. The Term Loan Collateral Agent and the Term Loan Claimholders shall indemnify and hold harmless the Revolving Credit Collateral Agent and the Revolving Credit Claimholders for any injury or damage to Persons or property caused by the acts or omissions of Persons under its control. The Term Loan Collateral Agent and the Revolving Credit Collateral Agent shall cooperate and use reasonable efforts to ensure that their activities during the Mortgage Access Period as described above do not interfere materially with the activities of the other as described above, including the right of the Revolving

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Credit Collateral Agent to show the Revolving Credit Primary Collateral to prospective purchasers and to ready the Revolving Credit Primary Collateral for sale.

(d) If any order or injunction is issued or stay is granted which prohibits the Term Loan Collateral Agent from exercising its rights hereunder as to a parcel of the Mortgaged Premises, then at the Term Loan Collateral Agent’s option, the Mortgage Access Period granted to the Term Loan Collateral Agent under this Section 3.3 for such parcel shall be stayed as to such parcel during the period of such prohibition and shall continue thereafter as to such parcel for the number of days remaining as required under this Section 3.3. If the Revolving Credit Collateral Agent shall foreclose or otherwise sell any of the Revolving Credit Primary Collateral, the Revolving Credit Collateral Agent will notify the buyer thereof of the existence of this Agreement and that the buyer is acquiring the Revolving Credit Primary Collateral subject to the terms of this Agreement to the extent applicable.

(e) The Grantors hereby agree with the Agents that the Term Loan Collateral Agent shall have access, during the Mortgage Access Period, as described herein and each such Grantor that owns any of the Mortgaged Premises grants a non-exclusive easement in gross over its property to permit the uses by the Term Loan Collateral Agent contemplated by this Section 3.3. The Revolving Credit Collateral Agent consents to such easement and to the recordation of a collateral access easement agreement, in form and substance reasonably acceptable to the Revolving Credit Collateral Agent, in the relevant real estate records with respect to each parcel of Real Estate that is now or hereafter subject to a Revolving Credit Mortgage. The Term Loan Collateral Agent agrees that upon either a Discharge of Term Loan Obligations or the expiration of the final Mortgage Access Period with respect to any parcel of property covered by a Revolving Credit Mortgage, it shall, upon request, execute and deliver to the Revolving Credit Collateral Agent, or if a Discharge of Revolving Credit Obligations has occurred, to the respective Grantor, such documentation, in recordable form, as may reasonably be requested to terminate any and all rights with respect to such Mortgage Access Periods.

3.4 Exercise of Remedies – Intellectual Property Rights/Access to Information.

(a) The Term Loan Collateral Agent and each Grantor hereby grants (to the full extent of their respective rights and interests) the Revolving Credit Collateral Agent and its agents, representatives and designees (a) a royalty free, rent free non-exclusive license and lease to use, upon the occurrence and during the continuation of a Revolving Credit Default, all of the Term Loan Primary Collateral constituting Intellectual Property, to complete the sale of inventory, the collection of accounts or other realization on any Revolving Credit Primary Collateral and (b) a royalty free non-exclusive license (which will be binding on any successor or assignee of the Intellectual Property) to use any and all Intellectual Property at any time in connection with its realization on any Revolving Credit Primary Collateral; provided, however, the royalty free, rent free non-exclusive license and lease granted in clause (a) shall immediately expire upon the sale, lease, transfer or other disposition of such inventory, the collection of all accounts and the realization on any other Revolving Credit Primary Collateral for which such Intellectual Property is necessary or

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desirable. Notwithstanding anything to the contrary contained herein, any purchaser or assignee of Revolving Credit Primary Collateral pursuant to the exercise by Revolving Credit Collateral Agent of any of its rights or remedies with respect thereto shall have the right to sell or otherwise dispose of any such Revolving Credit Primary Collateral to which any such Intellectual Property is affixed.

(b) If the Term Loan Collateral Agent, or any agent or representative of the Term Loan Collateral Agent, or any receiver, shall obtain possession or physical control of any Equipment for which the use of such Equipment is necessary or desirable in connection with any Enforcement in respect of any Revolving Credit Primary Collateral, the Term Loan Collateral Agent shall promptly notify the Revolving Credit Collateral Agent of that fact and the Revolving Credit Collateral Agent shall, within ten (10) Business Days thereafter, notify the Term Loan Collateral Agent as to whether the Revolving Credit Collateral Agent desires to exercise access and use rights under this Agreement as to such item of Equipment, at which time the parties shall confer in good faith to coordinate with respect to the Revolving Credit Collateral Agent’s exercise of such access rights. Access rights may apply to differing items of Equipment at differing times, in which case, a differing Equipment Access Period may apply to each such property.

(c) Upon delivery of notice to the Term Loan Collateral Agent as provided in Section 3.4(b), the Equipment Access Period shall commence for the subject Equipment. During the Equipment Access Period for any such Equipment, the Revolving Credit Collateral Agent and its agents, representatives and designees shall have a non exclusive right to have access to, and a rent free right to use, such Equipment for the purpose of arranging for and effecting the sale or other disposition of Revolving Credit Primary Collateral. During any such Equipment Access Period, the Revolving Credit Collateral Agent and its representatives (and persons employed on their behalf) may continue to operate, service, maintain, process and sell the Revolving Credit Primary Collateral, as well as to engage in bulk sales of Revolving Credit Primary Collateral. Revolving Credit Collateral Agent shall take proper care of the Equipment that is used by Revolving Credit Collateral Agent during the Equipment Access Period with respect thereto and repair and replace any damage (ordinary wear-and-tear excepted) caused by Revolving Credit Collateral Agent or its agents, representatives or designees and Revolving Credit Collateral Agent shall comply with all applicable laws in connection with its use of any of the Term Loan Primary Collateral. The Revolving Credit Collateral Agent and the Revolving Credit Claimholders shall indemnify and hold harmless the Term Loan Collateral Agent and the Term Loan Claimholders for any injury or damage to Persons or property caused by the acts or omissions of it or Persons under its control. The Revolving Credit Collateral Agent and the Term Loan Collateral Agent shall cooperate and use reasonable efforts to ensure that their activities during the Equipment Access Period as described above do not interfere materially with the activities of the other as described above, including the right of the Term Loan Collateral Agent to show the Term Loan Primary Collateral to prospective purchasers and to ready the Term Loan Primary Collateral for sale.

(d) If any order or injunction is issued or stay is granted which prohibits the Revolving Credit Collateral Agent from exercising any of its rights hereunder at to

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Revolving Credit Primary Collateral for which the use of any Equipment is necessary or desirable in connection with any Enforcement in respect of such Revolving Credit Primary Collateral, then at the Revolving Credit Collateral Agent’s option, the Equipment Access Period granted to the Revolving Credit Collateral Agent under this Section 3.4 with respect to such Equipment shall be stayed during the period of such prohibition and shall continue thereafter for the number of days remaining as required under this Section 3.4. If the Term Loan Collateral Agent shall foreclose or otherwise sell any of the Term Loan Primary Collateral, the Term Loan Collateral Agent will notify the buyer thereof of the existence of this Agreement and that the buyer is acquiring the Term Loan Primary Collateral subject to the terms of this Agreement.

3.5 Exercise of Remedies – Set Off and Tracing of and Priorities in Proceeds.

(a) The Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, acknowledges and agrees that, to the extent the Term Loan Collateral Agent or any Term Loan Claimholder exercises its rights of setoff against any Grantor’s Deposit Accounts or Securities Accounts that constitute Revolving Credit Primary Collateral, the amount of such setoff shall be deemed to be the Revolving Credit Primary Collateral to be held and distributed pursuant to Section 4.3; provided, however that the foregoing shall not apply to any setoff by Term Loan Collateral Agent against any Term Loan Primary Collateral to the extent applied to payment of Term Loan Obligations.

(b) The Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, acknowledges and agrees that, to the extent the Revolving Credit Collateral Agent or any Revolving Credit Claimholder exercises its rights of setoff against any Grantor’s Deposit Accounts or Securities Accounts that constitute Term Loan Primary Collateral, the amount of such setoff shall be deemed to be the Term Loan Primary Collateral to be held and distributed pursuant to Section 4.3; provided, however that the foregoing shall not apply to any setoff by Revolving Credit Collateral Agent against any Revolving Credit Primary Collateral to the extent applied to payment of Revolving Credit Obligations.

(c) Without prejudice to Sections 4.1 and 4.2, Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, also agrees that in the event that any funds that are deposited in an account which is both (i) subject to a Control Agreement and (ii) constitutes Revolving Credit Primary Collateral are then applied to the Revolving Credit Obligations, such funds shall be treated as Revolving Credit Primary Collateral and, unless the Revolving Credit Collateral Agent has actual knowledge to the contrary, any claim that such funds are proceeds of or otherwise constitute Term Loan Primary Collateral are, prior to an issuance of an Enforcement Notice, waived by Term Loan Collateral Agent and the Term Loan Claimholders.

(d) Without prejudice to Sections 4.1 and 4.2, Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, also agrees that in the event that any funds that are deposited in an account which is both (i) subject to a Control Agreement and (ii) constitutes Term Loan Primary Collateral are then applied to

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the Term Loan Obligations, such funds shall be treated as Term Loan Primary Collateral and, unless the Term Loan Collateral Agent has actual knowledge to the contrary, any claim that such funds are proceeds of or otherwise constitute Revolving Credit Primary Collateral are, prior to an issuance of an Enforcement Notice, waived by Revolving Credit Collateral Agent and the Revolving Credit Claimholders.

SECTION 4. Payments.

4.1 Application of Proceeds.

(a) So long as the Discharge of Revolving Credit Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, and whether prior to or following the issuance of any Enforcement Notice, all Revolving Credit Primary Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the Revolving Credit Collateral Agent or Revolving Credit Claimholders, shall be applied by the Revolving Credit Collateral Agent to the Revolving Credit Obligations in such order as specified in the relevant Revolving Credit Loan Documents except to the extent funds in certain bank accounts may be applied to Term Loan Obligations as provided in Section 3.5(d) above. Upon the Discharge of Revolving Credit Obligations and the termination of the Revolving Credit Agreement, except otherwise required by applicable law, the Revolving Credit Collateral Agent shall deliver to the Term Loan Collateral Agent any Collateral and proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Term Loan Collateral Agent to the Term Loan Obligations in such order as specified in the Term Loan Collateral Documents.

(b) So long as the Discharge of Term Loan Obligations has not occurred, whether or not any Insolvency or Liquidation Proceeding has been commenced by or against any Grantor, and whether prior to or following the issuance of any Enforcement Notice, all Term Loan Primary Collateral or proceeds thereof received in connection with the sale or other disposition of, or collection on, such Collateral upon the exercise of remedies by the Term Loan Collateral Agent or Term Loan Claimholders, shall be applied by the Term Loan Collateral Agent to the Term Loan Obligations in such order as specified in the relevant Term Loan Documents, except to the extent funds in certain bank accounts may be applied to Revolving Credit Obligations as provided in Section 3.5(c) above. Upon the Discharge of Term Loan Obligations and the termination of the Term Loan Agreement, except as otherwise required by applicable law, the Term Loan Collateral Agent shall deliver to the Revolving Credit Collateral Agent any Collateral and proceeds of Collateral held by it in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct to be applied by the Revolving Credit Collateral Agent to the Revolving Credit Obligations in such order as specified in the Revolving Credit Collateral Documents.

4.2 Payments Over in Violation of Agreement. So long as neither the Discharge of Revolving Credit Obligations nor the Discharge of Term Loan Obligations has occurred, whether or not any Insolvency or Liquidation Proceeding has been

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commenced by or against any Grantor, any Collateral or proceeds thereof (including assets or proceeds subject to Liens referred to in the final sentence of Section 2.3) received by either Agent or any Term Loan Claimholders or Revolving Credit Claimholders in connection with the exercise of any right or remedy (including set-off or notification of account debtors) relating to the Collateral in contravention of this Agreement shall be segregated and held in trust and forthwith paid over to the appropriate Agent for the benefit of the Term Loan Claimholders or the Revolving Credit Claimholders, as the case may be, in the same form as received, with any necessary endorsements or as a court of competent jurisdiction may otherwise direct. Each Agent is hereby authorized by the other Agent to make any such endorsements as agent for the other Agent or any Term Loan Claimholders or Revolving Credit Claimholders, as the case may be. This authorization is coupled with an interest and is irrevocable until the Discharge of Revolving Credit Obligations and Discharge of Term Loan Obligations.

4.3 Application of Payments. Subject to the other terms of this Agreement, all payments received by (a) the Revolving Credit Collateral Agent or the Revolving Credit Claimholders may be applied, reversed and reapplied, in whole or in part, to the Revolving Credit Obligations to the extent provided for in the Revolving Credit Loan Documents and (b) the Term Loan Collateral Agent or the Term Loan Claimholders may be applied, reversed and reapplied, in whole or in part, to the Term Loan Obligations to the extent provided for in the Term Loan Documents.

SECTION 5. Other Agreements.

5.1 Releases.

(a) (i) If in connection with the exercise of the Revolving Credit Collateral Agent’s remedies in respect of any Collateral as provided for in Section 3.1 or at any time after any Revolving Credit Default in connection with the realization of any Revolving Credit Primary Collateral, the Revolving Credit Collateral Agent, for itself or on behalf of any of the Revolving Credit Claimholders, releases any of its Liens on any part of the Revolving Credit Primary Collateral, then (A) the Term Loan Collateral Agent, for itself or for the benefit of the Term Loan Claimholders, shall be deemed to have consented under the Term Loan Documents to such sale or other disposition and (B) the Liens, if any, of the Term Loan Collateral Agent, for itself or for the benefit of the Term Loan Claimholders, on the Revolving Credit Primary Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. The Term Loan Collateral Agent, for itself or on behalf of any such Term Loan Claimholders, hereby authorizes the filing of UCC amendments or termination statements to reflect such release and shall promptly execute and deliver to the Revolving Credit Collateral Agent or, with the approval of the Revolving Credit Collateral Agent, such Grantor, other documents as the Revolving Credit Collateral Agent or such Grantor may request to effectively confirm such release.

(ii) If in connection with the exercise of the Term Loan Collateral Agent’s remedies in respect of any Collateral as provided for in Section 3.2 or at any time after any Term Loan Default in connection with the realization of any Term Loan Primary

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Collateral, the Term Loan Collateral Agent, for itself or on behalf of any of the Term Loan Claimholders, releases any of its Liens on any part of the Term Loan Primary Collateral, then (A) the Revolving Credit Collateral Agent, for itself or for the benefit of the Revolving Credit Claimholders, shall be deemed to have consented under the Revolving Credit Documents to such sale or other disposition and (B) the Liens, if any, of the Revolving Credit Collateral Agent, for itself or for the benefit of the Revolving Credit Claimholders, on the Term Loan Primary Collateral sold or disposed of in connection with such exercise, shall be automatically, unconditionally and simultaneously released. The Revolving Credit Collateral Agent, for itself or on behalf of any such Revolving Credit Claimholders, hereby authorizes the filing of UCC amendments or termination statements to reflect such release and shall promptly execute and deliver to the Term Loan Collateral Agent or, with the approval of Term Loan Collateral Agent, such Grantor such other documents as the Term Loan Collateral Agent or such Grantor may request to effectively confirm such release.

(b) If in connection with any sale, lease, exchange, transfer or other disposition of any Collateral (collectively, a “Disposition”) permitted under the terms of both the Revolving Credit Loan Documents and the Term Loan Documents (other than in connection with the exercise of the respective Agent’s rights and remedies in respect of the Collateral as provided for in Sections 3.1 and 3.2 or at any time after any Revolving Credit Default or Term Loan Default, as applicable, in connection with the realization of any Revolving Credit Primary Collateral or Term Loan Primary Collateral, as applicable), (i) the Revolving Credit Collateral Agent, for itself or on behalf of any of the Revolving Credit Claimholders, releases any of its Liens on any part of the Revolving Credit Primary Collateral, in each case other than (A) in connection with the Discharge of Revolving Credit Obligations or (B) after the occurrence and during the continuance of a Term Loan Default, then the Liens, if any, of the Term Loan Collateral Agent, for itself or for the benefit of the Term Loan Claimholders, on such Collateral shall be automatically, unconditionally and simultaneously released, and (ii) the Term Loan Collateral Agent, for itself or on behalf of any of the Term Loan Claimholders, releases any of its Liens on any part of the Term Loan Primary Collateral, in each case other than (A) in connection with the Discharge of Term Loan Obligations or (B) after the occurrence and during the continuance of a Revolving Credit Default, then the Liens, if any, of the Revolving Credit Collateral Agent, for itself or for the benefit of the Revolving Credit Claimholders, on such Collateral (or, if such Collateral includes Capital Stock of any Subsidiary, the Liens on Collateral owned by such Subsidiary) shall be automatically, unconditionally and simultaneously released. The Revolving Credit Collateral Agent and Term Loan Collateral Agent, each for itself and on behalf of any such Revolving Credit Claimholders or Term Loan Claimholders, as the case may be, promptly shall execute and deliver to the other Agent or such Grantor such termination statements, releases and other documents as the other Agent or such Grantor may request to effectively confirm such release.

(c) Until the Discharge of Revolving Credit Obligations and Discharge of Term Loan Obligations shall occur, the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, and the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, as the case may be, hereby irrevocably constitutes and appoints the other Agent and any officer or agent of the other Agent, with

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full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of the other Agent or such holder or in the Agent’s own name, from time to time in such Agent’s discretion, for the purpose of carrying out the terms of this Section 5.1, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary to accomplish the purposes of this Section 5.1, including any endorsements or other instruments of transfer or release.

(d) Until the Discharge of Revolving Credit Obligations and Discharge of Term Loan Obligations shall occur, to the extent that the Agents or the Revolving Credit Claimholders or the Term Loan Claimholders (i) have released any Lien on Collateral and such Lien is later reinstated or (ii) obtain any new liens from any Grantor, then the other Agent, for itself and for the Revolving Credit Claimholders or Term Loan Claimholders, as the case may be, shall be granted a Lien on any such Collateral, subject to the lien priority provisions of this Agreement.

5.2 Insurance.

(a) Unless and until the Discharge of Revolving Credit Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Revolving Credit Loan Documents, (i) the Revolving Credit Collateral Agent and the Revolving Credit Claimholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Revolving Credit Primary Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) all proceeds of any such policy and any such award (or any payments with respect to a deed in lieu of condemnation) if in respect to such Collateral and .to the extent required by the Revolving Credit Loan Documents shall be paid to the Revolving Credit Collateral Agent for the benefit of the Revolving Credit Claimholders pursuant to the terms of the Revolving Credit Loan Documents (including, without limitation, for purposes of cash collateralization of letters of credit) and thereafter, to the extent no Revolving Credit Obligations are outstanding, and subject to the rights of the Grantors under the Term Loan Documents, to the Term Loan Collateral Agent for the benefit of the Term Loan Claimholders to the extent required under the Term Loan Collateral Documents and then, to the extent no Term Loan Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Term Loan Collateral Agent or any Term Loan Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Revolving Credit Collateral Agent in accordance with the terms of Section 4.2.

(b) Unless and until the Discharge of Term Loan Obligations has occurred, subject to the terms of, and the rights of the Grantors under, the Term Loan Documents, (i) the Term Loan Collateral Agent and the Term Loan Claimholders shall have the sole and exclusive right to adjust settlement for any insurance policy covering the Term Loan Primary Collateral in the event of any loss thereunder and to approve any award granted in any condemnation or similar proceeding (or any deed in lieu of condemnation) affecting such Collateral; (ii) all proceeds of any such policy and any such award (or any

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payments with respect to a deed in lieu of condemnation) if in respect to such Collateral and to the extent required by the Term Loan Documents shall be paid to the Term Loan Collateral Agent for the benefit of the Term Loan Claimholders pursuant to the terms of the Term Loan Documents and thereafter, to the extent no Term Loan Obligations are outstanding, and subject to the rights of the Grantors under the Revolving Credit Documents, to the Revolving Credit Collateral Agent for the benefit of the Revolving Credit Claimholders to the extent required under the Revolving Credit Collateral Documents and then, to the extent no Revolving Credit Obligations are outstanding, to the owner of the subject property, such other Person as may be entitled thereto or as a court of competent jurisdiction may otherwise direct, and (iii) if the Revolving Credit Collateral Agent or any Revolving Credit Claimholders shall, at any time, receive any proceeds of any such insurance policy or any such award or payment in contravention of this Agreement, it shall segregate and hold in trust and forthwith pay such proceeds over to the Term Loan Collateral Agent in accordance with the terms of Section 4.2.

(c) To effectuate the foregoing, the Agents shall each receive separate lender’s loss payable endorsements naming themselves as loss payee and additional insured, as their interests may appear, with respect to policies which insure Collateral hereunder. To the extent any proceeds are received for business interruption or for any liability or indemnification and those proceeds are not compensation for a casualty loss with respect to the Term Loan Primary Collateral, such proceeds shall first be applied to repay the Revolving Credit Obligations and then be applied, to the extent required by the Term Loan Documents, to the Term Loan Obligations.

5.3 Amendments to Revolving Credit Loan Documents and Term Loan Documents; Refinancing.

(a) The Term Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Term Loan Agreement may be Refinanced, in each case, without notice to, or the consent of the Revolving Credit Collateral Agent or the Revolving Credit Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Revolving Credit Collateral Agent and the Revolving Credit Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not:

(1) increase the sum of the then outstanding aggregate principal amount of the Term Loan Agreement in excess of the Term Loan Cap Amount;

(2) increase the “Applicable Margin” or similar component of any interest rate on any tranche thereof by more than 3% per annum (excluding increases resulting from the accrual of interest at the default rate) or increase the aggregate amount of any fees (other than one-time fees or fees charged in respect of amendments, waivers or consents) by more than $100,000 in any twelve (12) month period), or frequency of payments (except that the Company may increase the frequency of payment of any fees from quarterly to monthly), of any fees provided for the in the Term Loan Agreement;

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(3) shorten the scheduled maturity of the Term Loan Agreement or any Refinancing thereof;

(4) modify (or have the effect of a modification of) the terms of payment, including the regularly scheduled payments of principal or mandatory prepayment provisions of the Term Loan Agreement, in a manner that increases the amount or frequency of any such payments, or requires additional mandatory prepayments or limits the rights of Grantors with respect thereto, except that Company may modify such terms of payment to increase the aggregate amount of regularly scheduled payments of principal in any year in respect thereof by no more than $500,000 in any year; or

(5) in any manner adverse to the Revolving Credit Claimholders, modify (or have the effect of a modification of) the granting clauses (and the exclusions therefrom) of any Term Loan Collateral Document (or the definitions of the terms contained in any such granting clauses).

(b) The Revolving Credit Loan Documents may be amended, supplemented or otherwise modified in accordance with their terms and the Revolving Credit Agreement may be Refinanced, in each case, without notice to, or the consent of the Term Loan Collateral Agent or the Term Loan Claimholders, all without affecting the lien subordination or other provisions of this Agreement; provided, however, that the holders of such Refinancing debt bind themselves in a writing addressed to the Term Loan Collateral Agent and the Term Loan Claimholders to the terms of this Agreement and any such amendment, supplement, modification or Refinancing shall not:

(1) increase the sum of the then outstanding aggregate principal amount of the Revolving Credit Agreement in excess of the Revolving Credit Cap Amount;

(2) increase the “Applicable Margin” or similar component of any interest rate by more than 3% per annum (excluding increases resulting from the accrual of interest at the default rate) or increase the aggregate amount of any fees (other than one-time fees or fees charged in respect of amendments, waivers or consents) by more than $100,000 in any twelve (12) month period), or frequency of payments (except that the Company may increase the frequency of payment of any fees from quarterly to monthly), of any fees provided for the in the Revolving Credit Agreement;

(3) shorten the scheduled maturity of the Revolving Credit Agreement or any Refinancing thereof;

(4) modify (or have the effect of a modification of) the terms of payment, including the regularly scheduled payments of principal or mandatory prepayment provisions of the Revolving Credit Agreement, in a manner that increases the amount or frequency of any such payments, or requires additional mandatory prepayments or limits the rights of Grantors with respect thereto; or

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(5) in any manner adverse to the Term Loan Claimholders, modify (or have the effect of a modification of) the granting clauses (and the exclusions therefrom) of any Revolving Credit Collateral Document (or the definitions of the terms contained in any such granting clauses).

(c) The Revolving Credit Collateral Agent and the Term Loan Collateral Agent shall each use good faith efforts to notify the other party of any written amendment or modification to the Revolving Credit Agreement or the Term Loan Agreement, but the failure to do so shall not create a cause of action against the party failing to give such notice or create any claim or right on behalf of any third party.

5.4 Bailees for Perfection.

(a) Each Agent agrees to hold that part of the Collateral that is in its possession or control (or in the possession or control of its agents or bailees) to the extent that possession or control thereof is taken to perfect a Lien thereon under the UCC (such Collateral being the “Pledged Collateral”) as collateral agent for the Revolving Credit Claimholders or the Term Loan Claimholders, as the case may be, and as bailee for the other Agent (such bailment being intended, among other things, to satisfy the requirements of Sections 8-106(d)(3), 8-301(a)(2) and 9-313(c) of the UCC) and any assignee solely for the purpose of perfecting the security interest granted under the Revolving Credit Loan Documents and the Term Loan Documents, respectively, subject to the terms and conditions of this Section 5.4.

(b) Neither Agent shall have any obligation whatsoever to the other Agent, to any Revolving Credit Claimholder, or to any Term Loan Claimholder to ensure that the Pledged Collateral is genuine or owned by any of the Grantors or to preserve rights or benefits of any Person except as expressly set forth in this Section 5.4. The duties or responsibilities of the respective Agents under this Section 5.4 shall be limited solely to holding the Pledged Collateral as bailee in accordance with this Section 5.4 and delivering the Pledged Collateral upon a Discharge of Revolving Credit Obligations or Discharge of Term Loan Obligations, as the case may be, as provided in paragraph (d) below.

(c) Neither Agent acting pursuant to this Section 5.4 shall have by reason of the Revolving Credit Loan Documents, the Term Loan Documents, this Agreement or any other document a fiduciary relationship in respect of the other Agent, or any Revolving Credit Claimholders or any Term Loan Claimholders.

(d) Upon the Discharge of Revolving Credit Obligations or the Discharge of Term Loan Obligations, as the case may be, except as otherwise required by applicable law, the Agent under the credit facility which has been discharged shall (i) deliver the remaining Pledged Collateral (if any) together with any necessary endorsements, first, to the other Agent to the extent the other Obligations remain outstanding, and second, to the applicable Grantor to the extent no Revolving Credit Obligations or Term Loan Obligations remain outstanding (in each case, so as to allow such Person to obtain possession or control of such Pledged Collateral) and (ii) take all other action reasonably requested by the other Agent in connection with the other Agent

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obtaining a first-priority security interest in the Revolving Credit Primary Collateral (in the case of the Term Loan Collateral Agent upon the Discharge of the Revolving Credit Obligations) or the Term Loan Primary Collateral (in the case of the Revolving Credit Collateral Agent upon the Discharge of the Term Loan Obligations), as the case may be, to the extent that the other Agent is entitled to a first-priority security interest therein at the expense of such other Agent and subject to such other liens that may have priority over the security interest of such other Agent or as a court of competent jurisdiction may otherwise direct.

(e) Subject to the terms of this Agreement, (i) so long as the Discharge of Revolving Credit Obligations has not occurred, the Revolving Credit Collateral Agent shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other Revolving Credit Loan Documents, but only to the extent that such Collateral constitutes Revolving Credit Primary Collateral, as if the Liens of the Term Loan Collateral Agent and Term Loan Claimholders did not exist and (ii) so long as the Discharge of Term Loan Obligations has not occurred, the Term Loan Collateral Agent shall be entitled to deal with the Pledged Collateral or Collateral within its “control” in accordance with the terms of this Agreement and other Term Loan Documents, but only to the extent that such Collateral constitutes Term Loan Primary Collateral, as if the Liens of the Revolving Credit Collateral Agent and Revolving Credit Claimholders did not exist.

(f) The parties hereto acknowledge that certain third parties, including without limitation, landlords, insurance companies, depository institutions and securities and commodities intermediaries (collectively, the “Third Parties”) have executed and delivered in favor of the Revolving Credit Collateral Agent and the Term Loan Collateral Agent certain agreements, instruments and other documents (including, without limitation, landlord waivers, insurance endorsements, lockbox agreements and control agreements) (collectively, the “Third Party Agreements”) pursuant to which, among other things, either the Revolving Credit Collateral Agent or the Term Loan Collateral Agent (such party being referred to as the “Superior Lienholder”) shall be entitled to deliver notices to such Third Parties, cause such Third Parties to take certain action (or consent to the taking of such actions) or otherwise exercise rights and remedies under such Third Party Agreements. The parties hereto hereby agree that, until the Discharge of Revolving Credit Obligations, the Superior Lienholder shall be the Revolving Credit Collateral Agent. Promptly upon the Discharge of Revolving Credit Obligations, the Revolving Credit Collateral Agent shall deliver a written notice to each Third Party stating that the Term Loan Collateral Agent is now the Superior Lienholder, that the Revolving Credit Collateral Agent is no longer entitled to deliver any consents under such Third Party Agreements and such other information required by the relevant Third Party Agreements necessary to permit the Term Loan Collateral Agent to exercise any rights or take any action reserved for the Superior Lienholder thereunder.

5.5 When Discharge of Revolving Credit Obligations and Discharge of Term Loan Obligations Deemed to Not Have Occurred. If concurrently with the Discharge of Revolving Credit Obligations or the Discharge of Term Loan Obligations, the Company thereafter enters into any Refinancing of any Revolving Credit Obligation or Term Loan

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Obligation as the case may be, which Refinancing is permitted by both the Term Loan Documents and the-Revolving Credit Loan Documents, then such Discharge of Revolving Credit Obligations or the Discharge of Term Loan Obligations shall automatically be deemed not to have occurred for all purposes of this Agreement (other than with respect to any actions taken as a result of the occurrence of such first Discharge of Revolving Credit Obligations or the Discharge of Term Loan Obligations) and, from and after the date on which the New Debt Notice is delivered to the appropriate Agent in accordance with the next sentence, the obligations under such Refinancing shall automatically be treated as Revolving Credit Obligations or Term Loan Obligations for all purposes of this Agreement, including for purposes of the Lien priorities and rights in respect of Collateral set forth herein, and the Revolving Credit Collateral Agent or Term Loan Collateral Agent, as the case may be, under such new Revolving Credit Loan Documents or new Term Loan Documents shall be the Revolving Credit Collateral Agent or the Term Loan Collateral Agent for all purposes of this Agreement. Upon receipt of a notice (the “New Debt Notice”) stating that the Company has entered into new Revolving Credit Loan Documents or new Term Loan Documents (which notice shall include a complete copy of the relevant new documents and provide the identity of the new collateral agent, such agent, the “New Agent”), the other Agent shall promptly (a) enter into such documents and agreements (including amendments or supplements to this Agreement) as the Company or such New Agent shall reasonably request in order to provide to the New Agent the rights contemplated hereby, in each case consistent in all material respects with the terms of this Agreement and (b) deliver to the New Agent any Pledged Collateral (that is Term Loan Primary Collateral, in the case of a New Agent that is the agent under any new Term Loan Documents or that is Revolving Credit Primary Collateral, in the case of a New Agent that is the agent under any new Revolving Credit Loan Documents) held by it together with any necessary endorsements (or otherwise allow the New Agent to obtain control of such Pledged Collateral). The New Agent shall agree in a writing addressed to the other Agent and the Revolving Credit Claimholders or the Term Loan Claimholders, as the case may be, to be bound by the terms of this Agreement. If the new Revolving Credit Obligations under the new Revolving Credit Loan Documents or the new Term Loan Obligations under the new Term Loan Documents are secured by assets of the Grantors constituting Collateral that do not also secure the other Obligations, then the other Obligations shall be secured at such time by a second priority Lien on such assets to the same extent provided in the Revolving Credit Loan Documents, Term Loan Collateral Documents and this Agreement.

5.6 Purchase Right.

(a) Without prejudice to the enforcement of the Term Loan Claimholders’ remedies, the Term Loan Claimholders agree at any time following an acceleration of the Term Loan Obligations in accordance with the terms of the Term Loan Agreement, the Term Loan Claimholders will offer the Revolving Credit Claimholders the option to purchase the entire aggregate amount of outstanding Term Loan Obligations at par (without regard to any prepayment penalty or premium), without warranty or representation or recourse, on a pro rata basis across Term Loan Claimholders. The Revolving Credit Claimholders shall irrevocably accept or reject such offer within ten (10) Business Days of the receipt thereof and the parties shall endeavor to close promptly thereafter. If the Revolving Credit Claimholders accept such offer, it shall be exercised

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pursuant to documentation mutually acceptable to each of the Term Loan Collateral Agent and the Revolving Credit Collateral Agent. If the Revolving Credit Claimholders reject such offer (or do not so irrevocably accept such offer within the required timeframe), the Term Loan Claimholders shall have no further obligations pursuant to this Section 5.6 and may take any further actions in their sole discretion in accordance with the Term Loan Documents and this Agreement.

(b) Without prejudice to the enforcement of the Revolving Credit Claimholders’ remedies, the Revolving Credit Claimholders agree at any time following an acceleration of the Revolving Credit Obligations in accordance with the terms of the Revolving Credit Agreement, the Revolving Credit Claimholders will offer the Term Loan Claimholders the option to purchase the entire aggregate amount of outstanding Revolving Credit Obligations (including unfunded commitments under the Revolving Credit Agreement) at par (without regard to any prepayment penalty or premium), without warranty or representation or recourse, on a pro rata basis across Revolving Credit Claimholders. The Term Loan Claimholders shall irrevocably accept or reject such offer within ten (10) Business Days of the receipt thereof and the parties shall endeavor to close promptly thereafter. If the Term Loan Claimholders accept such offer, it shall be exercised pursuant to documentation mutually acceptable to each of the Revolving Credit Collateral Agent and the Term Loan Collateral Agent. If the Term Loan Claimholders reject such offer (or do not so irrevocably accept such offer within the required timeframe), the Revolving Credit Claimholders shall have no further obligations pursuant to this Section 5.6 and may take any further actions in their sole discretion in accordance With the Revolving Credit Loan Documents and this Agreement.

SECTION 6. Insolvency or Liquidation Proceedings.

6.1 Finance and Sale Issues.

(a) Until the Discharge of Revolving Credit Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Revolving Credit Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) on which the Revolving Credit Collateral Agent or any other creditor has a Lien or to permit any Grantor to obtain financing, whether from the Revolving Credit Claimholders or any other Person under Section 364 of the Bankruptcy Code or any similar Bankruptcy Law (“DIP Financing”) then the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, agrees that it will raise no objection to such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meet the following requirements: (i) it is on commercially reasonable terms, (ii) the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of Revolving Credit Obligations plus the aggregate undrawn amount of any letters of credit issued and not reimbursed under the Revolving Credit Agreement does not exceed the Revolving Credit Cap Amount, (iii) the Term Loan Collateral Agent and the Term Loan Claimholders retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that are inconsistent with the terms of this Agreement that are materially prejudicial to their interests in the Term Loan Primary Collateral, and (iv) the terms of the

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DIP Financing or the order for the use of Cash Collateral (A) do not compel the applicable Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document, (B) do not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order, and (C) require that any Lien on the Term Loan Primary Collateral to secure such DIP Financing or rights in connection with the use of Cash Collateral are subordinate to the Lien of the Term Loan Collateral Agent with respect thereto: To the extent the Liens securing the Revolving Credit Obligations are subordinated to or pan passu with such DIP Financing which meets the requirements of clauses (i) through (iv) above, the Term Loan Collateral Agent will subordinate its Liens in the Revolving Credit Primary Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Revolving Credit Collateral Agent or to the extent permitted by Section 6.3).

(b) Until the Discharge of Term Loan Obligations has occurred, if any Grantor shall be subject to any Insolvency or Liquidation Proceeding and the Term Loan Collateral Agent shall desire to permit the use of “Cash Collateral” (as such term is defined in Section 363(a) of the Bankruptcy Code) on which the Term Loan Collateral Agent or any other creditor has a Lien or to permit any Grantor to obtain DIP Financing, then the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that it will raise no objection to such Cash Collateral use or DIP Financing so long as such Cash Collateral use or DIP Financing meet the following requirements: (i) it is on commercially reasonable terms, (ii) the aggregate principal amount of the DIP Financing plus the aggregate outstanding principal amount of Term Loan Obligations does not exceed the Term Loan Cap Amount, (iii) the Revolving Credit Collateral Agent and the Revolving Credit Claimholders retain the right to object to any ancillary agreements or arrangements regarding the Cash Collateral use or the DIP Financing that is inconsistent with the terms of this Agreement that are materially prejudicial to their interests in the Revolving Credit Primary Collateral, and (iv) the terms of the DIP Financing or the use of Cash Collateral (a) do not compel the applicable Grantor to seek confirmation of a specific plan of reorganization for which all or substantially all of the material terms are set forth in the DIP Financing documentation or a related document, (b) do not expressly require the liquidation of the Collateral prior to a default under the DIP Financing documentation or Cash Collateral order, and (c) require that any Lien on the Revolving Credit Primary Collateral (including assets arising after the commencement of any Insolvency or Liquidation Proceeding) to secure such DIP Financing or rights in connection with such use of Cash Collateral are subordinate to the Lien and rights of the Revolving Credit Collateral Agent with respect thereto and the rights to collections and cash proceeds of Revolving Credit Primary Collateral of the Revolving Credit Collateral Agent continue post-petition. To the extent the Liens securing the Term Loan Obligations are subordinated to or pan passu with such DIP Financing which meets the requirements of clauses (i) through (iv) above, the Revolving Credit Collateral Agent will subordinate its Liens in the Term Loan Primary Collateral to the Liens securing such DIP Financing (and all Obligations relating thereto) and will not request adequate protection or any other relief in connection therewith (except, as expressly agreed by the Term Loan Collateral Agent or to the extent permitted by Section 6.3).

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6.2 Relief from the Automatic Stay.

(a) Until the Discharge of Revolving Credit Obligations has occurred, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Revolving Credit Primary Collateral (other than to the extent such relief is required to exercise its rights under Section 3.3), without the prior written consent of the Revolving Credit Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the bankruptcy court (provided that, for the avoidance of doubt, upon the granting of any relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Revolving Credit Primary Collateral, the terms and provisions of Section 3 shall continue to apply). Nothing contained herein shall be construed to in anyway limit the right of the Revolving Credit Collateral Agent to object to any motion or other application by the Term Loan Collateral Agent seeking relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Revolving Credit Primary Collateral.

(b) Until the Discharge of Term Loan Obligations has occurred, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that none of them shall seek (or support any other Person seeking) relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Term Loan Primary Collateral, without the prior written consent of the Term Loan Collateral Agent, unless a motion for adequate protection permitted under Section 6.3 has been denied by the bankruptcy court (provided that, for the avoidance of doubt, upon the granting of any relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Revolving Credit Primary Collateral, the terms and provisions of Section 3 shall continue to apply). Nothing contained herein shall be construed to in any way limit the right of the Term Loan Collateral Agent to object to any motion or other application by the Revolving Credit Collateral Agent seeking relief from the automatic stay or any other stay in any Insolvency or Liquidation Proceeding in respect of the Term Loan Primary Collateral.

6.3 Adequate Protection.

(a) The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, agrees that none of them shall contest (or support any other Person contesting):

(1) any request by the Revolving Credit Collateral Agent or the Revolving Credit Claimholders for adequate protection with respect to the Revolving Credit Primary Collateral; provided that (A) such adequate protection claim shall not seek the creation of any iien over additional assets or property of any Grantor other than with respect to assets or property that constitute Revolving Credit Collateral and (B) if such additional assets or property shall also constitute Term Loan Primary Collateral, (i) a Lien shall have been created in favor of the Term Loan Claimholders in respect of such Collateral and (ii) the Lien in favor of

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the Revolving Credit Claimholders shall be subordinated to the extent set forth in this Agreement; or

(2) any objection by the Revolving Credit Collateral Agent or the Revolving Credit Claimholders to any motion, relief, action or proceeding based on the Revolving Credit Collateral Agent or the Revolving Credit Claimholders claiming a lack of adequate protection; provided that (A) such adequate protection claim shall not seek the creation of any Lien over additional assets or property of any Grantor other than with respect to assets or property that constitute Term Loan Collateral and (B) if such additional assets or property shall also constitute Revolving Credit Primary Collateral, (i) a Lien shall have been created in favor of the Revolving Credit Claimholders in respect of such Collateral and (ii) the Lien in favor of the Term Loan Claimholders shall be subordinated to the extent set forth in this Agreement.

(b) The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that none of them shall contest (or support any other Person contesting):

(1) any request by the Term Loan Collateral Agent or the Term Loan Claimholders for adequate protection with respect to the Term Loan Primary Collateral; provided that (A) such adequate protection claim shall not seek the creation of any Lien over additional assets or property of any Grantor other than with respect to assets or property that constitute Term Loan Collateral and (B) if such additional assets or property shall also constitute Revolving Credit Primary Collateral, (i) a Lien shall have been created in favor of the Revolving Credit Claimholders in respect of such Collateral and (ii) the Lien in favor of the Term Loan Claimholders shall be subordinated to the extent set forth in this Agreement; or

(2) any objection by the Term Loan Collateral Agent or the Term Loan Claimholders to any motion, relief, action or proceeding based on the Term Loan Collateral Agent or the Term Loan Claimholders claiming a lack of adequate protection; provided that (A) such adequate protection claim shall not seek the creation of any Lien over additional assets or property of any Grantor other than with respect to assets or property that constitute Revolving Credit Collateral and (B) if such additional assets or property shall also constitute Term Loan Primary Collateral, (i) a Lien shall have been created in favor of the Term Loan Claimholders in respect of such Collateral and (ii) the Lien in favor of the Revolving Credit Claimholders shall be subordinated to the extent set forth in this Agreement.

(c) Notwithstanding the foregoing provisions in this Section 6.3, in any Insolvency or Liquidation Proceeding:

(1) if the Revolving Credit Claimholders (or any subset thereof) are granted adequate protection with respect to the Revolving Credit Primary

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Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Revolving Credit Primary Collateral) in connection with any Cash Collateral use or DIP Financing, then the Term Loan Collateral Agent, on behalf of itself or any of the Term Loan Claimholders, may seek or request adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Revolving Credit Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens of the Term Loan Collateral Agent on Revolving Credit Primary Collateral;

(2) if the Term Loan Claimholders (or any subset thereof) are granted adequate protection with respect to the Term Loan Primary Collateral in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Term Loan Primary Collateral) in connection with any Cash Collateral use or DIP Financing, then the Revolving Credit Collateral Agent, on behalf of itself or any of the Revolving Credit Claimholders, may seek or request adequate protection with respect to its interests in such Collateral in the form of a Lien on the same additional collateral, which Lien will be subordinated to the Liens securing the Term Loan Obligations and such Cash Collateral use or DIP Financing (and all Obligations relating thereto) on the same basis as the other Liens of the Revolving Credit Collateral Agent on Term Loan Primary Collateral;

(3) in the event the Revolving Credit Collateral Agent, on behalf of itself or any of the Revolving Credit Claimholders, seeks or requests adequate protection in respect of Revolving Credit Primary Collateral and such adequate protection is granted in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Revolving Credit Primary Collateral), then the Revolving Credit Collateral Agent, on behalf of itself and any of the Revolving Credit Claimholders, agrees that the Term Loan Collateral Agent may also be granted a Lien on the same additional collateral as security for the Term Loan Obligations and for any Cash Collateral use or DIP Financing provided by the Term Loan Claimholders, and the Term Loan Collateral Agent, on behalf of itself and any of the Term Loan Claimholders, agrees that any Lien on such additional collateral securing the Term Loan Obligations shall be subordinated to the Liens on such collateral securing the Revolving Credit Obligations, any such DIP Financing provided by the Term Loan Claimholders (and all Obligations relating thereto) and to any other Liens granted to the Term Loan Claimholders as adequate protection, all on the same basis as the other Liens of the Term Loan Collateral Agent on Revolving Credit Primary Collateral; and

(4) in the event the Term Loan Collateral Agent, on behalf of itself or any of the Term Loan Claimholders, seeks or requests adequate protection in respect of Term Loan Primary Collateral and such adequate protection is granted in the form of additional collateral (even if such collateral is not of a type which would otherwise have constituted Term Loan Primary Collateral), then the Term Loan Collateral Agent, on behalf of itself and any of the Term Loan Claimholders,

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agrees that the Revolving Credit Collateral Agent may also be granted a Lien on the same additional collateral as security for the Revolving Credit Obligations and for any Cash Collateral use or DIP Financing provided by the Revolving Credit Claimholders, and the Revolving Credit Collateral Agent, on behalf of itself and any of the Revolving Credit Claimholders, agrees that any Lien on such additional collateral securing the Revolving Credit Obligations shall be subordinated to the Liens on such collateral securing the Term Loan Obligations, any such DIP Financing provided by the Revolving Credit Claimholders (and all Obligations relating thereto) and to any other Liens granted to the Revolving Credit Claimholders as adequate protection, all on the same basis as the other Liens of the Revolving Credit Collateral Agent on Term Loan Primary Collateral.

(d) Except as otherwise expressly set forth in Section 6.1 or in connection with the exercise of remedies with respect to (i) the Revolving Credit Primary Collateral, nothing herein shall limit the rights of the Term Loan Collateral Agent or the Term Loan Claimholders from seeking adequate protection with respect to their rights in the Term Loan Primary Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise) or (ii) the Term Loan Primary Collateral, nothing herein shall limit the rights of the Revolving Credit Collateral Agent or the Revolving Credit Claimholders from seeking adequate protection with respect to their rights in the Revolving Credit Primary Collateral in any Insolvency or Liquidation Proceeding (including adequate protection in the form of a cash payment, periodic cash payments or otherwise).

6.4 Avoidance Issues. If any Revolving Credit Claimholder or Term Loan Claimholder is required in any Insolvency or Liquidation Proceeding or otherwise to turn over or otherwise pay to the estate of the applicable Grantor any amount paid in respect of Revolving Credit Obligations or the Term Loan Obligations, as the case may be (a “Recovery”), then such Revolving Credit Claimholders or Term Loan Claimholders shall be entitled to a reinstatement of Revolving Credit Obligations or the Term Loan Obligations, as the case may be, with respect to all such recovered amounts. If this Agreement shall have been terminated prior to such Recovery, this Agreement shall be reinstated in full force and effect, and such prior termination shall not diminish, release, discharge, impair or otherwise affect the obligations of the parties hereto from such date of reinstatement.

6.5 Reserved.

6.6 Post-Petition Interest.

(a) Neither the Term Loan Collateral Agent nor any Term Loan Claimholder shall oppose or seek to challenge any claim by the Revolving Credit Collateral Agent or any Revolving Credit Claimholder for allowance in any Insolvency or Liquidation Proceeding of Revolving Credit Obligations consisting of Post-Petition Interest, fees or expenses to the extent of the value of the Lien securing any Revolving Credit Claimholder’s claim, without regard to the existence of the Lien of the Term Loan Collateral Agent on behalf of the Term Loan Claimholders on the Collateral.

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(b) Neither the Revolving Credit Collateral Agent nor any other Revolving Credit Claimholder shall oppose or seek to challenge any claim by the Term Loan Collateral Agent or any Term Loan Claimholder for allowance in any Insolvency or Liquidation Proceeding of Term Loan Obligations consisting of Post-Petition Interest, fees or expenses to the extent of the value of the Lien securing any Term Loan Claimholder’s claim, without regard to the existence of the Lien of the Revolving Credit Agent on behalf of the Revolving Credit Claimholders on the Collateral.

6.7 Waiver – 1111 (b)(2) Issues.

(a) The Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, waives any claim it may hereafter have against any Revolving Credit Claimholder arising out of the election of any Revolving Credit Claimholder of the application of Section 111 l(b)(2) of the Bankruptcy Code out of any grant of a security interest in connection with the Revolving Credit Primary Collateral in any Insolvency or Liquidation Proceeding.

(b) The Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, waives any claim it may hereafter have against any Term Loan Claimholder arising out of the election of any Term Loan Claimholder of the application of Section 111 l(b)(2) of the Bankruptcy Code or out of any grant of a security interest in connection with the Term Loan Primary Collateral in any Insolvency or Liquidation Proceeding.

6.8 Separate Grants of Security and Separate Classification. The Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, and the Revolving Credit Collateral Agent for itself and on behalf of the Revolving Credit Claimholders, acknowledge and agree that: the grants of Liens pursuant to the Revolving Credit Collateral Documents and the Term Loan Collateral Documents constitute separate and distinct grants of Liens, and because of, among other things, their differing rights in the Collateral, the Term Loan Obligations are fundamentally different from the Revolving Credit Obligations and must be separately classified in any plan of reorganization proposed or adopted in an Insolvency or Liquidation Proceeding.

To further effectuate the intent of the parties as provided in Section 6.8, if it is held that the claims of the Term Loan Claimholders and the Revolving Credit Claimholders in respect of the Term Loan Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Term Loan Collateral (with the effect being that, to the extent that the aggregate value of the Term Loan Collateral is sufficient (for this purpose ignoring all claims held by the Revolving Credit Claimholders), the Term Loan Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest, including any additional interest payable pursuant to the Term Loan Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding)

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before any distribution is made in respect of the claims held by the Revolving Credit Claimholders, with the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, hereby acknowledging and agreeing to turn over to the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Revolving Credit Claimholders).

To further effectuate the intent of the parties as provided in Section 6.8, if it is held that the claims of the Term Loan Claimholders and the Revolving Credit Claimholders in respect of the Revolving Credit Collateral constitute only one secured claim (rather than separate classes of senior and junior secured claims), then each of the parties hereto hereby acknowledges and agrees that, subject to Sections 2.1 and 4.1, all distributions shall be made as if there were separate classes of senior and junior secured claims against the Grantors in respect of the Revolving Credit Collateral (with the effect being that, to the extent that the aggregate value of the Revolving Credit Collateral is sufficient (for this purpose ignoring all claims held by the Term Loan Claimholders), the Revolving Credit Claimholders shall be entitled to receive, in addition to amounts distributed to them in respect of principal, pre-petition interest and other claims, all amounts owing in respect of Post-Petition Interest, including any additional interest payable pursuant to the Revolving Credit Agreement, arising from or related to a default, which is disallowed as a claim in any Insolvency or Liquidation Proceeding) before any distribution is made in respect of the claims held by the Term Loan Claimholders, with the Term Loan Collateral Agent, for itself and on behalf of the Term Loan Claimholders, hereby acknowledging and agreeing to turn over to the Revolving Credit Collateral Agent, for itself and on behalf of the Revolving Credit Claimholders, amounts otherwise received or receivable by them to the extent necessary to effectuate the intent of this sentence, even if such turnover has the effect of reducing the claim or recovery of the Term Loan Claimholders).

SECTION 7. Reliance; Waivers; Etc.

7.1 Reliance. Other than any reliance on the terms of this Agreement, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under its Revolving Credit Loan Documents, acknowledges that it and such Revolving Credit Claimholders have, independently and without reliance on the Term Loan Collateral Agent or any Term Loan Claimholders, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into such Revolving Credit Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Revolving Credit Agreement or this Agreement. The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, acknowledges that it and the Term Loan Claimholders have, independently and without reliance on the Revolving Credit Collateral Agent or any Revolving Credit Claimholder, and based on documents and information deemed by them appropriate, made their own credit analysis and decision to enter into each of the Term Loan Documents and be bound by the terms of this Agreement and they will continue to make their own credit decision in taking or not taking any action under the Term Loan Documents or this Agreement.

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7.2 No Warranties or Liability. The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under the Revolving Credit Loan Documents, acknowledges and agrees that each of the Term Loan Collateral Agent and the Term Loan Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Term Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Term Loan Collateral Agent and the Term Loan Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under the Term Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, acknowledges and agrees that each of the Revolving Credit Collateral Agent and the Revolving Credit Claimholders have made no express or implied representation or warranty, including with respect to the execution, validity, legality, completeness, collectibility or enforceability of any of the Revolving Credit Loan Documents, the ownership of any Collateral or the perfection or priority of any Liens thereon. Except as otherwise provided in this Agreement, the Revolving Credit Collateral Agent and the Revolving Credit Claimholders will be entitled to manage and supervise their respective loans and extensions of credit under their respective Revolving Credit Loan Documents in accordance with law and as they may otherwise, in their sole discretion, deem appropriate. The Term Loan Collateral Agent and the Term Loan Claimholders shall have no duty to the Revolving Credit Collateral Agent or any of the Revolving Credit Claimholders, and the Revolving Credit Collateral Agent and the Revolving Credit Claimholders shall have no duty to the Term Loan Collateral Agent or any of the Term Loan Claimholders, to act or refrain from acting in a manner which allows, or results in, the occurrence or continuance of an event of default or default under any agreements with any Grantor (including the Revolving Credit Loan Documents and the Term Loan Documents), regardless of any knowledge thereof which they may have or be charged with.

7.3 No Waiver of Lien Priorities.

(a) No right of the Agents, the Revolving Credit Claimholders or the Term Loan Claimholders to enforce any provision of this Agreement or any Revolving Credit Loan Document or Term Loan Document shall at any time in any way be prejudiced or impaired by any act or failure to act on the part of any Grantor or by any act or failure to act by such Agents, Revolving Credit Claimholders or Term Loan Claimholders or by any noncompliance by any Person with the terms, provisions and covenants of this Agreement, any of the Revolving Credit Loan Documents or any of the Term Loan Documents, regardless of any knowledge thereof which the Agents or the Revolving Credit Claimholders or Term Loan Claimholders, or any of them, may have or be otherwise charged with.

(b) Without in any way limiting the generality of the foregoing paragraph (but subject to the rights of the Grantors under the Revolving Credit Loan Documents and Term Loan Documents and subject to the provisions of Section 5.3(a)), the Agents, the Revolving Credit Claimholders and the Term Loan Claimholders may, at any time and from time to time in accordance with the Revolving Credit Loan Documents and

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Term Loan Documents and/or applicable law, without the consent of, or notice to, the other Agent or the Revolving Credit Claimholders or the Term Loan Claimholders (as the case may be), without incurring any liabilities to such Persons and without impairing or releasing the Lien priorities and other benefits provided in this Agreement (even if any right of subrogation or other right or remedy is affected, impaired or extinguished thereby) do any one or more of the following:

(1) change the manner, place or terms of payment or change or extend the time of payment of, or amend, renew, exchange, increase or alter, the terms of any of the Obligations or any Lien or guaranty thereof or any liability of any Grantor, or any liability incurred directly or indirectly in respect thereof (including any increase in or extension of the Obligations, without any restriction as to the tenor or terms of any such increase or extension) or otherwise amend, renew, exchange, extend, modify or supplement in any manner any Liens held by the Agents or any rights or remedies under any of the Revolving Credit Loan Documents or the Term Loan Documents; provided that any such increase in the Revolving Credit Obligations or the Term Loan Obligations, as applicable, shall not increase the sum of the Indebtedness (as defined in the Revolving Credit Agreement or Term Loan Agreement, as applicable) constituting principal under the Revolving Credit Agreement or Term Loan Agreement, as applicable, and (in the case of the Revolving Credit Obligations), the face amount of any letters of credit issued under the Revolving Credit Agreement and not reimbursed to an amount in excess of the Revolving Credit Cap Amount or Term Loan Cap Amount, as applicable;

(2) sell, exchange, release, surrender, realize upon, enforce or otherwise deal with in any manner and in any order any part of the Collateral (except to the extent provided in this Agreement) or any liability of any Grantor or any liability incurred directly or indirectly in respect thereof;

(3) settle or compromise any Obligation or any other liability of any Grantor or any security therefor or any liability incurred directly or indirectly in respect thereof and apply any sums by whomsoever paid and however realized to any liability in any manner or order that is not inconsistent with the terms of this Agreement; and

(4) exercise or delay in or refrain from exercising any right or remedy against any security or any Grantor or any other Person, elect any remedy and otherwise deal freely with any Grantor.

(c) Except as otherwise provided herein, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, also agrees that the Term Loan Claimholders and the Term Loan Collateral Agent shall have no liability to the Revolving Credit Collateral Agent or any Revolving Credit Claimholders, and the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, hereby waives any claim against any Term Loan Claimholder or the Term Loan Collateral Agent, arising out of any and all actions which the Term Loan

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Claimholders or the Term Loan Collateral Agent may take or permit or omit to take with respect to:

(1) the Term Loan Documents;

(2) the collection of the Term Loan Obligations; or

(3) the foreclosure upon, or sale, liquidation or other disposition of, any Term Loan Primary Collateral. The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees that the Term Loan Claimholders and the Term Loan Collateral Agent have no duty to them in respect of the maintenance or preservation of the Term Loan Primary Collateral, the Term Loan Obligations or otherwise.

(d) Except as otherwise provided herein, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, also agrees that the Revolving Credit Claimholders and the Revolving Credit Collateral Agent shall have no liability to the Term Loan Collateral Agent or any Term Loan Claimholders, and the Term Loan Collateral Agent, on behalf of itself and the Term Loan Lenders, hereby waives any claim against any Revolving Credit Claimholder or the Revolving Credit Collateral Agent, arising out of any and all actions which the Revolving Credit Claimholders or the Revolving Credit Collateral Agent may take or permit or omit to take with respect to:

(1) the Revolving Credit Loan Documents;

(2) the collection of the Revolving Credit Obligations; or

(3) the foreclosure upon, or sale, liquidation or other disposition of, any Revolving Credit Primary Collateral. The Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, agrees that the Revolving Credit Claimholders and the Revolving Credit Collateral Agent have no duty to them in respect of the maintenance or preservation of the Revolving Credit Primary Collateral, the Revolving Credit Obligations or otherwise.

(e) Until the Discharge of Term Loan Obligations, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with respect to the Term Loan Primary Collateral or any other similar rights a junior secured creditor may have under applicable law.

(f) Until the Discharge of Revolving Credit Obligations, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders; agrees not to assert and hereby waives, to the fullest extent permitted by law, any right to demand, request, plead or otherwise assert or otherwise claim the benefit of, any marshalling, appraisal, valuation or other similar right that may otherwise be available under applicable law with

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respect to the Revolving Credit Primary Collateral or any other similar rights a junior secured creditor may have under applicable law.

7.4 Obligations Unconditional. All rights, interests, agreements and obligations of the Revolving Credit Collateral Agent and the Revolving Credit Claimholders and the Term Loan Collateral Agent and the Term Loan Claimholders, respectively, hereunder shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any Revolving Credit Loan Documents or any Term Loan Documents;

(b) except as otherwise expressly set forth in this Agreement, any change in the time, manner or place of payment of, or in any other terms of, all or any of the Revolving Credit Obligations or Term Loan Obligations, or any amendment or waiver or other modification, including any increase in the amount thereof, whether by course of conduct or otherwise, of the terms of any Revolving Credit Loan Document or any Term Loan Document;

(c) except as otherwise expressly set forth in this Agreement, any exchange of any security interest in any Collateral or any other collateral, or any amendment, waiver or other modification, whether in writing or by course of conduct or otherwise, of all or any of the Revolving Credit Obligations or Term Loan Obligations or any guaranty thereof;

(d) the commencement of any Insolvency or Liquidation Proceeding in respect of the any Grantor; or

(e) any other circumstances which otherwise might constitute a defense available to, or a discharge of, any Grantor in respect of the Revolving Credit Collateral Agent, the Revolving Credit Obligations, any Revolving Credit Claimholder, the Term Loan Collateral Agent, the Term Loan Obligations or any Term Loan Claimholder in respect of this Agreement.

SECTION 8. Miscellaneous.

8.1 Conflicts. In the event of any conflict between the provisions of this Agreement and the provisions of any Revolving Credit Loan Document or any Term Loan Document, the provisions of this Agreement shall govern and control.

8.2 Effectiveness: Continuing Nature of this Agreement: Severabilitv. This Agreement shall become effective when executed and delivered by the parties hereto. This is a continuing agreement of lien subordination and the Revolving Credit Claimholders and Term Loan Claimholders may continue, at any time and without notice to any Agent, to extend credit and other financial accommodations and lend monies to or for the benefit of the any Grantor in reliance hereon. Each of the Agents, on behalf of itself and the Revolving Credit Claimholders or the Term Loan Claimholders, as the case may be, hereby waives any right it may have under applicable law to revoke this Agreement or any of the provisions of this Agreement. The terms of this Agreement shall survive, and

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shall continue in full force and effect, in any Insolvency or Liquidation Proceeding. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall not invalidate the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. All references to the any Grantor shall include such Grantor as debtor and debtor-in-possession and any receiver or trustee for any Grantor (as the case may be) in any Insolvency or Liquidation Proceeding. This Agreement shall terminate and be of no further force and effect:

(a) with respect to the Revolving Credit Collateral Agent, the Revolving Credit Claimholders and the Revolving Credit Obligations, on the date of the Discharge of Revolving Credit Obligations, subject to the rights of the Revolving Credit Claimholders under Section 6.4; and

(b) with respect to the Term Loan Collateral Agent, the Term Loan Claimholders and the Term Loan Obligations, on the date of the Discharge of Term Loan Obligations, subject to the rights of the Term Loan Claimholders under Section 6.4.

8.3 Amendments: Waivers. No amendment, modification or waiver of any of the provisions of this Agreement by the Term Loan Collateral Agent or the Revolving Credit Collateral Agent shall be deemed to be made unless the same shall be in writing signed on behalf of each party hereto or its authorized agent arid each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the parties making such waiver or the obligations of the other parties to such party in any other respect or at any other time. Notwithstanding the foregoing, no Grantor shall have any right to consent to or approve any amendment, modification or waiver of any provision of this Agreement except to the extent that such amendment, modification or waiver (i) adversely affects its rights hereunder, under the Term Loan Documents or under the Revolving Credit Loan Documents or (ii) imposes any additional obligation upon it.

8.4 Information Concerning Financial Condition of the Grantors and their Subsidiaries. The Revolving Credit Collateral Agent and the Revolving Credit Claimholders, on the one hand, and the Term Loan Collateral Agent and the Term Loan Claimholders, on the other hand, shall each be responsible for keeping themselves informed of (a) the financial condition of the Grantors and their Subsidiaries and all endorsers and/or guarantors of the Revolving Credit Obligations or the Term Loan Obligations and (b) all other circumstances bearing upon the risk of nonpayment of the Revolving Credit Obligations or the Term Loan Obligations. Neither the Revolving Credit Collateral Agent and the Revolving Credit Claimholders, on the one hand, nor the term Loan Collateral Agent and the Term Loan Claimholders, on the other hand, shall have any duty to advise the other of information known to it or them regarding such condition or any such circumstances or otherwise. In the event that either the Revolving Credit Collateral Agent or any of the Revolving Credit Claimholders, on the one hand, or the Term Loan Collateral Agent and the Term Loan Claimholders, on the other hand, undertakes at any time or from time to time to provide any such information to any of the others, it or they shall be under no obligation:

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(a) to make, and shall not make, any express or implied representation or warranty, including with respect to the accuracy, completeness, truthfulness or validity of any such information so provided;

(b) to provide any additional information or to provide any such information on any subsequent occasion;

(c) to undertake any investigation; or

(d) to disclose any information, which pursuant to accepted or reasonable commercial finance practices, such party wishes to maintain confidential or is otherwise required to maintain confidential.

8.5 Subrogation.

(a) With respect to the value of any payments or distributions in cash, property or other assets that any of the Term Loan Claimholders or the Term Loan Collateral Agent pays over to the Revolving Credit Collateral Agent or the Revolving Credit Claimholders under the terms of this Agreement, the Term Loan Claimholders and the Term Loan Collateral Agent shall be subrogated to the rights of the Revolving Credit Collateral Agent and the Revolving Credit Claimholders; provided, however, that, the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Revolving Credit Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Term Loan Collateral Agent or the Term Loan Claimholders that are paid over to the Revolving Credit Collateral Agent or the Revolving Credit Claimholders pursuant to this Agreement shall not reduce any of the Term Loan Obligations.

(b) With respect to the value of any payments or distributions in cash, property or other assets that any of the Revolving Credit Claimholders or the Revolving Credit Collateral Agent pays over to the Term Loan Collateral Agent or the Term Loan Claimholders under the terms of this Agreement, the Revolving Credit Claimholders and the Revolving Credit Collateral Agent shall be subrogated to the rights of the Term Loan Collateral Agent and the Term Loan Claimholders; provided, however, that, the Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, hereby agrees not to assert or enforce all such rights of subrogation it may acquire as a result of any payment hereunder until the Discharge of Term Loan Obligations has occurred. The Grantors acknowledge and agree that, to the extent permitted by applicable law, the value of any payments or distributions in cash, property or other assets received by the Revolving Credit Collateral Agent or the Revolving Credit Claimholders that are paid over to the Term Loan Collateral Agent or the Term Loan Claimholders pursuant to this Agreement shall not reduce any of the Revolving Credit Obligations.

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8.6 SUBMISSION TO JURISDICTION; WAIVERS.

(a) ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST ANY PARTY ARISING OUT OF OR RELATING HERETO MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE, COUNTY AND CITY OF NEW YORK. BY EXECUTING AND DELIVERING THIS AGREEMENT, EACH PARTY, FOR ITSELF AND IN CONNECTION WITH ITS PROPERTIES, IRREVOCABLY:

(1) ACCEPTS GENERALLY AND UNCONDITIONALLY THE EXCLUSIVE JURISDICTION AND VENUE OF SUCH COURTS;

(2) WAIVES ANY DEFENSE OF FORUM NON

CONVENIENS;

(3) AGREES THAT SERVICE OF ALL PROCESS IN ANY SUCH PROCEEDING IN ANY SUCH COURT MAY BE MADE BY REGISTERED OR CERTIFIED MAIL, RETURN RECEIPT REQUESTED, TO THE APPLICABLE PARTY AT ITS ADDRESS PROVIDED IN ACCORDANCE WITH SECTION 8.7; AND

(4) AGREES THAT SERVICE AS PROVIDED IN CLAUSE (3) ABOVE IS SUFFICIENT TO CONFER PERSONAL JURISDICTION OVER THE APPLICABLE PARTY IN ANY SUCH PROCEEDING IN ANY SUCH COURT, AND OTHERWISE CONSTITUTES EFFECTIVE AND BINDING SERVICE IN EVERY RESPECT.

(b) EACH OF THE PARTIES HERETO HEREBY AGREES TO WAIVE ITS RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING HEREUNDER. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL-ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT AND THAT RELATE TO THE SUBJECT MATTER HEREOF, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS. EACH PARTY HERETO ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP THAT EACH HAS ALREADY RELIED ON THIS WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN ITS RELATED FUTURE DEALINGS. EACH PARTY HERETO FURTHER WARRANTS AND REPRESENTS THAT IT HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. THIS WAIVER IS IRREVOCABLE; MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING (OTHER THAN BY A MUTUAL WRITTEN WAIVER SPECIFICALLY REFERRING TO THIS SECTION 8.6(b) AND EXECUTED BY EACH OF THE PARTIES HERETO), AND THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS HERETO IN THE EVENT

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OF LITIGATION, THIS AGREEMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

(c) EACH OF THE PARTIES HERETO WAIVES ANY RIGHT IT MAY HAVE TO TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED ON, OR ARISING OUT OF, UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER REVOLVING CREDIT LOAN DOCUMENT OR TERM LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, VERBAL OR WRITTEN STATEMENT OR ACTION OF ANY PARTY HERETO.

8.7 Notices. All notices to the Term Loan Claimholders and the Revolving Credit Claimholders permitted or required under this Agreement shall also be sent to the Term Loan Collateral Agent and the Revolving Credit Collateral Agent, respectively. Unless otherwise specifically provided herein, any notice hereunder shall be in writing and may be personally served, telexed or sent by telefacsimile or United States mail or courier service and shall be deemed to have been given when delivered in person or by courier service and signed for against receipt thereof, upon receipt of telefacsimile or telex, or three Business Days after depositing it in the United States mail with postage prepaid and properly addressed. For the purposes hereof, the addresses of the parties hereto shall be as set forth below each party’s name on the signature pages hereto, or, as to each party, at such other address as maybe designated by such party in a written notice to all of the other parties.

8.8 Further Assurances. The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders under the Revolving Credit Loan Documents, and the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders under the Term Loan Documents, and the Grantors, agree that each of them shall take such further action and shall execute and deliver such additional documents and instruments (in recordable form, if requested) as the Revolving Credit Collateral Agent or the Term Loan Collateral Agent may reasonably request to effectuate the terms of and the Lien priorities contemplated by this Agreement.

8.9 APPLICABLE LAW. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

8.10 Binding on Successors and Assigns. This Agreement shall be binding upon the Revolving Credit Collateral Agent, the Revolving Credit Claimholders, the Term Loan Collateral Agent, the Term Loan Claimholders and their respective successors and assigns.

8.11 Specific Performance. Each of the Revolving Credit Collateral Agent and the Term Loan Collateral Agent may demand specific performance of this Agreement. The Revolving Credit Collateral Agent, on behalf of itself and the Revolving Credit Claimholders, and the Term Loan Collateral Agent, on behalf of itself and the Term Loan Claimholders, hereby irrevocably waive any defense based on the adequacy of a

53

remedy at law and any other defense which might be asserted to bar the remedy of specific performance in any action which may be brought by the Revolving Credit Collateral Agent or the Revolving Credit Claimholders or the Term Loan Collateral Agent or the Term Loan Claimholders, as the case may be.

8.12 Headings. Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.

8.13 Counterparts. This Agreement may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Agreement or any document or instrument delivered in connection herewith by telecopy shall be effective as delivery of a manually executed counterpart of this Agreement or such other document or instrument, as applicable.

8.14 Authorization. By its signature, each Person executing this Agreement on behalf of a party hereto represents and warrants to the other parties hereto that it is duly authorized to execute this Agreement.

8.15 No Third Party Beneficiaries. This Agreement and the rights and benefits hereof shall inure to the benefit of each of the parties hereto and its respective successors and assigns and shall inure to the benefit of each of the Agents, the Revolving Credit Claimholders and the Term Loan Claimholders. Nothing in this Agreement shall impair, as between the Grantors and the Revolving Credit Collateral Agent and the Revolving Credit Claimholders, or as between the Grantors and the Term Loan Collateral Agent and the Term Loan Claimholders, the obligations of the Grantors to pay principal, interest, fees and other amounts as provided in the Revolving Credit Loan Documents and the Term Loan Documents, respectively.

8.16 Provisions Solely to Define Relative Rights. The provisions of this Agreement are and are intended solely for the purpose of defining the relative rights of the Revolving Credit Collateral Agent and the Revolving Credit Claimholders on the one hand and the Term Loan Collateral Agent and the Term Loan Claimholders on the other hand. Nothing in this Agreement is intended to or shall impair the obligations of any Grantor, which are absolute and unconditional, to pay the Revolving Credit Obligations and the Term Loan Obligations as and when the same shall become due and payable in accordance with their terms.

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IN WITNESS WHEREOF, the parties hereto have executed this Intercreditor Agreement as of the date first written above.

J. CREW OPERATING CORP.

By:	/S/ JAMES S. SCULLY
Name: James S. Scully
Title: Executive Vice President and Chief Financial Officer

c/o J. Crew Group, Inc.
770 Broadway
New York, New York 10013
Attention: Arlene Hong, Esq.
Telecopier (212)209-8175
Email: arlene.hong@jcrew.com

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Sang Jin Han, Esq.
Telecopier: (212) 225-3999
Email: shan@cgsh.com

Signature page to Intercreditor Agreement

J. CREW GROUP, INC.

By:	/S/ JAMES S. SCULLY
Name: James S. Scully
Title: Executive Vice President and Chief Financial Officer

c/o J. Crew Group, Inc.
770 Broadway
New York, New York 10013
Attention: Arlene Hong, Esq.
Telecopier: (212) 209-8175
Email: arlene.hong@jcrew.com

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Sang Jin Han, Esq.
Telecopier: (212)225-3999
Email: shan@cgsh.com

Signature page to Intercreditor Agreement

J. CREW INC.

By:	/S/ JAMES S. SCULLY
Name: James S. Scully
Title: Executive Vice President and Chief Financial Officer

c/o J. Crew Group, Inc.
770 Broadway
New York, New York 10013
Attention: Arlene Hong, Esq.
Telecopier: (212) 209-8175
Email: arlene.hong@jcrew.com

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Sang Jin Han, Esq.
Telecopier: (212) 225-3999
Email: shan@cgsh.com

Signature page to Intercreditor Agreement

J. CREW INTERNATIONAL, INC.

By:	/S/ NICHOLAS P. LAMBERTI
Name: Nicholas P. Lamberti
Title: Vice President and Controller

c/o J. Crew Group, Inc.
770 Broadway
New York, New York 10013
Attention: Arlene Hong, Esq.
Telecopier: (212) 209-8175
Email: arleae.hong@jcrew.com

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Sang Jin Han, Esq.
Telecopier: (212) 225-3999
Email: shan@cgsh.com

Signature page to Intercreditor Agreement

GRACE HOLMES, INC.

By:	/S/ JAMES S. SCULLY
Name: James S. Scully
Title: Executive Vice President and Chief Financial Officer

c/o J. Crew Group, Inc.
770 Broadway
New York, New York 10013
Attention: Arlene Hong, Esq.
Telecopier: (212) 209-8175
Email: arleae.hong@jcrew.com

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 1006
Attention: Sang Jin Han, Esq.
Telecopier (212)225-39999
Email: shan@cgsh.com

Signature page to Intercreditor Agreement

H.F.D. NO. 55, INC.

By:	/S/ JAMES S. SCULLY
Name: James S. Scully
Title: Executive Vice President and Chief Financial Officer

c/o J. Crew Group, Inc.
770 Broadway
New York, New York 10013
Attention: Arlene Hong, Esq.
Telecopier: (212) 209-8175
Email: arlene.hong@jcrew.com

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Sang Jin Han, Esq.
Telecopier: (212) 225-3999
Email: shari@cgsh.com

Signature page to Intercreditor Agreement

MADEWELL INC.

By:	/S/ JAMES S. SCULLY
Name: James S. Scully
Title: Executive Vice President and Chief Financial Officer

c/o J. Crew Group, Inc.
770 Broadway
New York, New York 10013
Attention: Arlene Hong, Esq.
Telecopier: (212) 209-8175
Email: arlene.hong@jcrew.com

with a copy to:

Cleary Gottlieb Steen & Hamilton LLP
One Liberty Plaza
New York, New York 10006
Attention: Sang Jin Han, Esq.
Telecopier: (212) 225-3999
Email: shari@cgsh.com

Signature page to Intercreditor Agreement

GOLDMAN SACHS CREDIT PARTNERS, L.P.,
as Term Loan Administrative Agent and Term Loan Collateral Agent

By:	/S/ WILLIAM W. ARCHER
Name: William W. Archer
Title: Managing Director

Goldman Sachs Credit Partners L.P.
1 New York Plaza
New York,
New York 10004
Attention: Elizabeth Fischer, Vice President – Bank Debt Portfolio Group
Telecopier: (212)902-3000
E-mail: Elizabeth.fischer@gs.com

with a copy to:

Goldman, Sachs & Co.
30 Hudson Street, 17th Floor
Jersey City, New Jersey 07302
Attention: Pedro Ramirez
Telecopier: (212) 428-1622
E-mail: gsd.link@gs.com

and

Latham & Watkins LLP
633 W. 5th Street
Los Angeles, California 90071
Attention: John E. Mendez, Esq.
Telecopier: (213) 891-8763
Email: john.mendez@lw.com

Signature page to Intercreditor Agreement

Annex A

Revolving Credit Primary Collateral

The term “Revolving Credit Primary Collateral” shall mean all of the following property now owned or at any time hereafter acquired by the Company or any Guarantor, in which Company or any Guarantor now has or at any time in the future may acquire any right, title or interests:

(a) all present and future rights of Company and each Guarantor to payment of a monetary obligation, whether or not earned by performance, which is not evidenced by chattel paper or an instrument, and that (i) is for Inventory that has been or is to be sold, leased, licensed, assigned, or otherwise disposed of, (ii) is for services rendered or to be rendered, or (iii) arises out of the use of a credit or charge card or information contained on or for use with the card (such assets described in this paragraph (a) being referred to herein as “Accounts”);

(b) all of Company’s and each Guarantor’s now owned and hereafter existing or acquired goods, wherever located, which (i) are held by Company or any Guarantor for sale or lease in the ordinary course of business or to be furnished under a contract of service in the ordinary course of business; or (ii) consist of raw materials, work in process, finished goods or materials used or consumed in its business (such assets described in this paragraph (b) being referred to herein as “Inventory”);

(c) all real property, including leasehold interests, together with all buildings, structures, and other improvements located thereon and all licenses, easements and appurtenances relating thereto, wherever located, and any fixtures or equipment such as pumps, pipes, plumbing, cleaning, call and sprinkler systems, fire extinguishing apparatuses and equipment, heating, ventilating, plumbing incinerating, electrical, air conditioning and air cooling equipment and systems, pollution control equipment, security systems, disposals, water, gas, electrical, storm and sanitary sewer facilities, utility lines and equipment, all water tanks, water supply, water power sites, fuel stations, fuel tanks, fuel supply, generators, UPS power, racks, HVAC, boilers, water heaters, light fixtures, ceiling and exhaust fans and all other structures, together with all accessions, appurtenances, additions, replacements, betterments and substitutions for any of the foregoing;

(d) all chattel paper (including all tangible and electronic chattel paper) arising in connection with or related to any of the Accounts, Inventory or other Revolving Credit Primary Collateral, but not arising in connection with or related to the sale, license or other disposition of any Intellectual Property (other than to the extent affixed to any Inventory or part of any Inventory and consistent with Company and the Guarantors’ past practices);

(e) all instruments (including all promissory notes) arising in connection with or related to any of the Revolving Credit Primary Collateral described in clauses (a), (b), (c), (d), (g), (j) or (l) of this Annex A, but not arising in connection with or related to the sale, license or other disposition of any Intellectual Property (other than to the extent affixed to any Inventory or part of any Inventory and consistent with Company and the Guarantors’ past practices);

(f) all documents arising in connection with or related to any of the Revolving Credit Primary Collateral described in clauses (a), (b), (c), (d), (g), (j) or (1) of this Annex A, but not arising in connection with or related to the sale, license or other disposition of any Intellectual Property as defined in this Annex A (other than to the extent affixed to any Inventory or part of any Inventory and consistent with Company and the Guarantors’ past practices);

(g) all deposit accounts and investment accounts used in connection with or related to any of the Accounts, Inventory or other Revolving Credit Primary Collateral (but excluding the Restricted Account as defined below);

(h) all letters of credit, banker’s acceptances and similar instruments and including all letter of credit rights arising in connection with or related to any of the Revolving Credit Primary Collateral described in clauses (a), (b), (c), (d), (g), (j) or (l) of this Annex A, but not arising in connection with or related to the sale, license or other disposition of any Intellectual Property (other than to the extent affixed to any Inventory or part of any Inventory and consistent with Company and the Guarantors’ past practices);

(i) all supporting obligations and all present and future liens, security interests, rights, remedies, title and interest in, to and in respect of any of the Revolving Credit Primary Collateral described in clauses (a), (b), (c), (d), (g), (j) or (l) of this Annex A, but not arising in connection with or related to the sale, license or other disposition of any Intellectual Property (other than to the extent affixed to any Inventory or part of any Inventory and consistent with Company and the Guarantors’ past practices), including (i) rights and remedies under or relating to guaranties, contracts of suretyship, letters of credit and credit and other insurance related to such Revolving Credit Primary Collateral; (ii) rights of stoppage in transit, replevin, repossession, reclamation and other rights and remedies of an unpaid vendor, lienor or secured party; (iii) goods described in invoices, documents, contracts or instruments with respect to, or otherwise representing or evidencing, other Revolving Credit Primary Collateral, including returned, repossessed and reclaimed goods; and (iv) deposits by and property of account debtors or other persons securing the obligations of account debtors;

(j) all investment property (including securities, whether certificated or uncertificated, securities accounts, security entitlements, commodity contracts or commodity accounts, but excluding Pledged Stock as defined below and excluding investment property in the Restricted Account as defined below) and all monies, credit balances, deposits and other property of Company or any Guarantor now or hereafter held or received by or in transit to the Revolving Credit Collateral Agent or any Revolving Credit Lender or its affiliates or at any other depository or other institution from or for the account of the Company or any Guarantor, whether for safekeeping, pledge, custody, transmission, collection of otherwise;

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(k) all commercial tort claims arising from or in connection with any of the Revolving Credit Primary Collateral described in clauses (a), (b), (c), (d), (g), (j) or (1) of this Annex A, but not arising in connection with or related to the sale, license or other disposition of any Intellectual Property (other than to the extent affixed to any Inventory or part of any Inventory and consistent with Company and the Guarantors’ past practices);

(1) to the extent not otherwise described above, (i) all interest, fees, late charges, penalties, collection fees and other amounts due or to become due or otherwise payable in connection with any Account; (ii) all payment intangibles of Company or any Guarantor; (iii) letters of credit, indemnities, guarantees, security or other deposits and proceeds thereof issued payable to Company or any Guarantor or otherwise in favor of or delivered to Company or any Guarantor in connection with any Account; (iv) all other accounts, contract rights, chattel paper, instruments, notes, general intangibles and other forms of obligations owing to the Company or any Guarantor from the sale, lease or other disposition of any of the Revolving Credit Primary Collateral described in clauses (a), (b), (c), (d), (g), (j) or (1) of this Annex A, licensing of any other Revolving Credit Primary Collateral, rendition of services or otherwise relating to any Accounts, Inventory or other Revolving Credit Primary Collateral (including, without limitation, choses in action, causes of action, or other rights and claims of the Company or any Guarantor against carriers, shippers, processors, warehouses, bailees, custom brokers, freight forwarders, or other third parties at any time in possession or control of, or using, any of the other Revolving Credit Primary Collateral or any sellers of any other Revolving Credit Primary Collateral and refunds of sales, use or excise taxes arising from the sale or other disposition of Inventory or other Revolving Credit Primary Collateral);

(m) all books of account of every kind or nature, purchase and sale agreements, invoices, ledger cards, bills of lading and other shipping evidence, statements, correspondence, memoranda, credit files and other data relating to any of the Revolving Credit Primary Collateral described in clauses (a), (b), (c), (d), (g), (j) or (1) of this Annex A, or any account debtor (including customer lists), together with the tapes, disks, diskettes and other data and software storage media and devices, file cabinets or containers in or on which the foregoing are stored (including any rights of the Company or any Guarantor with respect to the foregoing maintained with or by any other person); and

(n) all products and proceeds of the foregoing, in any form, including insurance proceeds and all claims against third parties for loss or damage to or destruction of or other involuntary conversion of any kind or nature of any or all of the other Revolving Credit Primary Collateral.

For purposes of this Annex A, the following terms shall have the meanings given to them below:

(i) “Intellectual Property” shall have the meaning given to such term in Annex C to this Agreement.

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(ii) “Pledged Stock” shall mean Collateral consisting of shares of capital stock of Company, any Guarantor or any Subsidiary of Company or any Guarantor (whether denominated as common stock or preferred stock), beneficial, partnership or membership interests, participations or other equivalents (regardless of how designated) of or in Company, any Guarantor or any Subsidiary of Company or any Guarantor and all securities convertible into or exchangeable for any of the foregoing and all warrants, options or other rights to purchase or subscribe for any of the foregoing, whether or not presently convertible, exchangeable or exercisable.

(iii) “Restricted Account” shall mean the investment account which is a restricted account maintained by Company with Term Loan Administrative Agent, an affiliate of Term Loan Administrative Agent or at a financial institution otherwise designated by Term Loan Administrative Agent into which Holdings or Company shall have deposited (a) proceeds of the Term Loan Agreement in an amount not less than the amount necessary to prepay or redeem any 9 3/4% Notes that shall remain outstanding immediately following the date of this Agreement and (b) such other amounts to be utilized for such purposes as expressly permitted under the Revolving Credit Agreement; and which investment account is established and used solely for the purpose of holding such proceeds and such other amounts and at all times shall be subject to the first priority perfected security interest of Term Loan Collateral Agent.

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Annex B

Term Loan Primary Collateral

All Collateral other than Revolving Credit Primary Collateral.

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Annex C

Intellectual Property

“Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether the Company or any Guarantor that is party to the Term Loan Collateral Documents as a “grantor” is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 10(B) annexed to the Collateral Questionnaire (as defined in the Term Loan Collateral Documents, as in effect on the date hereof) (as such schedule may be amended or supplemented from time to time).

“Copyrights” shall mean all United States, and foreign copyrights, including but not limited to copyrights in software and databases, and all Mask Works (as defined under 17 U.S.C. 901 of the U.S. Copyright Act), whether registered or unregistered, and, with respect to any and all of the foregoing: (i) all registrations and applications therefor including, without limitation, the registrations and applications referred to in Schedule 10(A) annexed to the Collateral Questionnaire (as such schedule may be amended or supplemented from time to time), (ii) all extensions and renewals thereof, (iii) all rights corresponding thereto throughout the world, (iv) all rights to sue for past, present and future infringements thereof, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages and proceeds of suit.

“Intellectual Property” shall mean, collectively, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

“Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 10(D) annexed to the Collateral Questionnaire (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean all United States and foreign patents and certificates of invention, or similar industrial property rights, and applications for any of the foregoing, including, but not limited to: (i) each patent and patent application referred to in Schedule 10(C) annexed to the Collateral Questionnaire (as such schedule may be amended or supplemented from time to time), (ii) all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations thereof, (iii) all rights corresponding thereto throughout the world, (iv) all inventions and improvements described therein, (v) all rights to sue for past, present and future infringements thereof, (vi) all licenses, claims, damages, and proceeds of suit arising therefrom, and (vii) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

C-1

“Proceeds” shall mean: all “proceeds” as defined in Article 9 of the UCC, and in any event, shall include, without limitation (i) payments or distributions made with respect to any Investment Related Property (as defined in the Term Loan Collateral Documents, as in effect on the date hereof) and (ii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including, without limitation, each agreement referred to in Schedule 10(F) annexed to the Collateral Questionnaire (as such schedule may be amended or supplemented from time to time).

“Trademarks” shall mean all United States, and foreign trademarks, trade names, corporate names, company names, business names, fictitious business names, Internet domain names, service marks, certification marks, collective marks, logos, other source or business identifiers, designs and general intangibles of a like nature, all registrations and applications for any of the foregoing including, but not limited to: (i) the registrations and applications referred to in Schedule 10(E) annexed to the Collateral Questionnaire (as such schedule may be amended or supplemented from time to time), (ii) all extensions or renewals of any of the foregoing, (iii) all of the goodwill of the business connected with the use of and symbolized by the foregoing, (iv) the right to sue for past, present and future infringement or dilution of any of the foregoing or for any injury to goodwill, and (v) all Proceeds of the foregoing, including, without limitation, licenses, royalties, income, payments, claims, damages, and proceeds of suit.

C-2

EXHIBIT O

TO

SECOND AMENDED AND RESTATED CREDIT AGREEMENT

MASTER ASSIGNMENT AND RESIGNATION AGREEMENT

EXECUTION COPY

MASTER ASSIGNMENT AND RESIGNATION AGREEMENT

This Master Assignment and Resignation Agreement (this “Agreement”) is entered into as of May 4, 2007, by and among Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, as the administrative agent and as collateral agent (the “Agent”), and as a Lender (in such capacity, “Wachovia”) under the Credit Agreement (as defined below), Citicorp, USA, Inc., as the successor administrative agent and collateral agent under the Credit Agreement (“Citicorp”), J. Crew Operating Corp., a Delaware corporation (“Operating”), J. Crew Inc., a New Jersey corporation (“J. Crew”), Grace Holmes, Inc., a Delaware corporation doing business as J. Crew Retail (“Retail”). H.F.D. No. 55, Inc., a Delaware corporation doing business as J. Crew Factory (“Factory”). Madewell Inc., a Delaware corporation (“Madewell”, and together with Factory, J. Crew, Retail, and Operating, each individually a “Borrower” and collectively, the “Borrowers”), J. Crew Group, Inc., a Delaware corporation (“Holdings”) and J. Crew International, Inc., a Delaware corporation (“JCI” and together with Holdings, each individually a “Guarantor” and collectively, the “Guarantors”), and the Lenders (defined below). Defined terms in the Credit Agreement have the same meanings where used herein, unless otherwise defined.

RECITALS

WHEREAS, the Borrowers, the Guarantors, the Agent, certain financial institutions party thereto (the “Lenders”) and Bank of America, as the Syndication Agent, are parties to that certain Amended and Restated Loan and Security Agreement, dated as of December 23, 2004 (as amended, modified, or supplemented prior to the Effective Date (as defined in Section 6 below), the “Credit Agreement”);

WHEREAS, each Lender has assigned all of its right, title and interest, in its pro rata share of the Revolving Loans and the Commitments to Wachovia pursuant to various Assignment and Acceptance Agreements between Wachovia and each such Lender (the “Lenders’ Assignment and Acceptance Agreement”);

WHEREAS, the Agent wishes to resign as Agent under the Credit Agreement and Wachovia wishes to appoint Citicorp as successor administrative agent and collateral agent (the “Successor Agent”);

WHEREAS, in connection with that certain Assignment and Acceptance Agreement (as defined below), by and between Wachovia and Citicorp, Wachovia desires to sell and assign, and Citicorp agrees to purchase, all of the outstanding Revolving Loans and all Commitments under the Credit Agreement; and

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Resignation and Appointment.

(a) As of the Effective Date (as defined in Section 6 below), Wachovia resigns as the Agent under the Credit Agreement. The Agent agrees to execute all documents necessary or appropriate to evidence the appointment of Citicorp as the Successor Agent. The parties hereto hereby confirm that all of the provisions of the Credit Agreement, including, without limitation, Section 12 (The Agent) and Section 11.15 (Indemnification) to the extent they pertain to the retiring Agent, shall survive the Agent’s resignation hereunder, and inure to the benefit of the Agent. Notwithstanding any of the foregoing, Citicorp shall not be liable for any actions taken or omitted to be taken by the Agent nor for any actions taken or omitted to be taken by the Agent pursuant to this Agreement.

(b) As of the Effective Date, the Agent hereby assigns all Liens and security interests under the Credit Agreement and the other Assigned Financing Agreements (as defined in Section 3 below) to Citicorp, as Successor Agent, including, without limitation, all Liens with respect to Intellectual Property filed with the United States Patent and Trademark Office and the United States Copyright Office. Notwithstanding anything contained herein or in any other Assigned Financing Agreements, all of such Liens and security interests shall in all respects be continuing and in effect and are reaffirmed pursuant to the Assigned Financing Agreements.

2. Purchase. As of the Effective Date, Wachovia agrees to sell (pursuant to the Assignment and Acceptance Agreement (defined below)) to Citicorp, and Citicorp agrees to purchase and assume, all of Wachovia’s right, title and interest as Lender in all of the Revolving Loans and Commitments and related rights and obligations pursuant to the Assigned Financing Agreements.

3. Assigned Financing Agreements. The parties agree that all rights and obligations respectively assigned to, and assumed by, Citicorp, pursuant to this Agreement and the transactions contemplated hereby, shall not include any rights or obligations of the Agent pursuant to any fee letter. The Credit Agreement and the other Financing Agreements, excluding any fee letter to the extent set forth in the preceding sentence, are referred to herein as the “Assigned Financing Agreements”.

4. Representations and Warranties of the Agent, Wachovia and Citicorp.

(a) The Agent hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement

(b) Wachovia hereby represents that it is legally authorized to enter into and has duly executed and delivered this Agreement.

(c) Citicorp hereby represents and warrants that it is legally authorized to enter into and has duly executed and delivered this Agreement.

(d) This Agreement is hereby made by Wachovia at the joint request of Citicorp, the Borrowers and the Guarantors and is made without representation or warranty of any kind, nature or description and without recourse to Wachovia under any circumstances. Without limiting the generality of the foregoing, Citicorp acknowledges that Wachovia has made no representation or warranty as to the financial condition of the Borrowers and the Guarantors or account debtors, values, quality, quantities or locations of inventory or other assets or the collectibility or realizability of any Collateral or any Obligations or as to the legality, validity, enforceability, perfection or priority of any Obligations or Collateral. Citicorp acknowledges that it has made, to the extent determined by Citicorp to be necessary or prudent, its own independent investigation and determination of the foregoing matters and all other matters pertaining to the assignment made hereby.

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5. Representations and Warranties of Borrowers and each Guarantor. Each of the Borrowers and each Guarantor hereby represents and warrants that:

(a) after giving effect to this Agreement, no Default or Event of Default has occurred and is continuing;

(b) each Borrower and each Guarantor has the power, and has been duly authorized by all requisite action, to execute and deliver this Agreement and the other documents and agreements executed and delivered in connection herewith to which it is a party. This Agreement has been duly executed by each Borrower and each Guarantor and the other documents and agreements executed and delivered in connection herewith to which any Borrower or a Guarantor is a party have been duly executed and delivered by each Borrower and each Guarantor, as applicable;

(c) this Agreement is the legal, valid and binding obligation of each Borrower and each Guarantor, the other documents and agreements executed or delivered in connection herewith to which any Borrower or Guarantor is a party are the legal, valid and binding obligations of each such Borrower or Guarantor, in each case enforceable against such Borrower and Guarantor in accordance with their respective terms, except as such enforceability may be limited by any applicable bankruptcy, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and subject to general equitable principles which may limit the right to obtain equitable remedies; and

(d) the execution, delivery and performance of this Agreement and the other documents and agreements executed and delivered in connection therewith do not and will not (i) violate any law, rule, regulation or court order to which any Borrower or Guarantor is subject or (ii) conflict with or result in a breach of the constituent documents of any Borrower or any Guarantor or any other agreement or instrument to which it is party or by which the properties of any Borrower or Guarantor is bound.

6. Conditions Precedent to Effectiveness. The obligations of the parties hereto set forth in Sections 1 and 2 hereof shall become effective immediately upon the date (the “Effective Date”) when each of the following conditions shall first have been satisfied:

(a) Each of the parties hereto shall have executed and delivered this Agreement;

(b) Each of Citicorp and Wachovia shall have executed and delivered to each other counterparts of an assignment and acceptance agreement, in the form attached hereto as Exhibit A (the “Assignment and Acceptance Agreement”), for the assignment of all outstanding Revolving Loans and Commitments under the Credit Agreement from Wachovia to Citicorp;

(c) Wachovia shall have received payment in immediately available funds from the Borrowers all costs, expenses and other amounts payable pursuant to the Assigned Financing Agreements, as set forth on Schedule 1 hereto, in each case to the account(s) specified on Schedule 1 hereto;

(d) Citicorp shall have received from the Agent and the Lenders copies of all administrative documentation with respect to the Financing Agreements, including but not

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limited to such tax forms, statements of loan balances and statements of accrued interest, fees and expenses, as Citicorp shall reasonably request; and

(e) Wachovia shall have received the fully executed Lenders’ Assignment and Acceptance Agreement.

7. Further Assurances.

(a) Without limiting their obligations in any way under any of the Financing Agreements, the Borrowers and the Guarantors reaffirm and acknowledge their obligations to Citicorp as the Successor Agent with respect to the Credit Agreement and the other Financing Agreements.

(b) The Agent agrees that, following the Effective Date, it shall (i) furnish, at Borrowers’ expense, additional releases, termination statements and such other documents, instruments and agreements as are customary and may be reasonably requested by Successor Agent in order to effect and evidence more fully the matters covered hereby and (ii) deliver to Successor Agent all original stock certificates, instruments, promissory notes and other property of Holdings or any of its Subsidiaries held by the Agent to the extent such relate to any of the Financing Agreements. The Agent authorizes the Borrowers, the Guarantors and the Successor Agent (and their respective counsel) to prepare and file such UCC financing statements and amendments under the Uniform Commercial Code in the offices and jurisdictions that Successor Agent deems necessary or appropriate to evidence the matters referred to herein.

8. Consent.

(a) The Agent and Wachovia, hereby (x) consent to the Agent’s resignation and Successor Agent’s appointment and (y) waive any requirements that may have not been met under the Credit Agreement (including under Section 12.13) with respect to the above resignation and appointment.

(b) The parties hereto consent to the conveyance by Holdings to J. Crew of all right, title and interest of Holdings to the Trust Property (as defined in that certain Deed of Trust, Assignment of Lease and Rents, Security Agreement and Fixture Filing dated as of December 23, 2002 (as amended) by and from Holdings and J. Crew to Caskie & Frost, for the benefit of Wachovia Bank, National Association, successor by merger to Congress Financial Corporation, as Agent, filed as Instrument No. 020013872 in the Clerk’s Office of the Circuit Court of the City of Lynchburg, Virginia).

9. Release. Borrowers and Guarantors hereby release, discharge and acquit the Agent, Lenders and their respective officers, directors, agents and employees and their respective successors and assigns, from (a) all obligations to Borrowers and Guarantors (and their respective successors and assigns) and (b) any and all claims, demands, debts, accounts, contracts, liabilities, actions and causes of actions, whether in law or in equity, that any Borrower or Guarantor at any time had or has, or that its successors and assigns hereafter can or may have against the Agent, any Lender or any of their respective officers, directors, agents or employees and their respective successors and assigns, in the case of each of clauses (a) and (b), to the extent arising in connection with or relating in any way to the Credit Agreement.

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10. Effect of Agreement. The parties hereto acknowledge that (i) the execution and performance of this Agreement and the other documents referenced herein shall constitute an assignment of the Revolving Loans under the Financing Agreements and shall not constitute a repayment thereof or a “Discharge of Revolving Credit Obligations” as defined in the Term Loan Intercreditor Agreement, and (ii) Wachovia shall have no obligation to provide any further financial accommodations to or for the benefit of the Borrowers or its Affiliates pursuant to the Financing Agreements.

11. Successors and Assigns. This Agreement shall inure to the benefit of and be binding upon the successors and permitted assigns of the Agent, Wachovia and Citicorp and shall be binding upon the successors and assigns of the Borrowers and each Guarantor.

12. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall be one and the same instrument.

13. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

14. Interpretation. This Agreement is a Financing Agreement for the purposes of the Credit Agreement.

15. APPLICABLE LAW. THlS AGREEMENT SHALL BE GOVERNED BY, AND BE CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS SET FORTH IN THE CREDIT AGREEMENT.

[Signature page follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION, (as successor in interest to CONGRESS FINANCIAL CORPORATION) individually and as Agent and Lender

By:	/S/ SANG KIM
Name: Sang Kim
Title: Vice President

CITICORP USA, INC., individually and as Successor Agent

By:
Name:
Title:

[SIGNATURE PAGE TO MASTER ASSIGNMENT AND RESIGNATION AGREEMENT]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first written above.

WACHOVIA BANK, NATIONAL ASSOCIATION,
(as successor in interest to CONGRESS FINANCIAL CORPORATION) individually and as Agent and Lender

By:
Name:
Title:

CITICORP USA, INC., individually and as Successor Agent

By:	/S/ THOMAS. M. HALSCH
Name: Thomas. M. Halsch
Title: Director

[SIGNATURE PAGE TO MASTER ASSIGNMENT AND RESIGNATION AGREEMENT]

Acknowledged and accepted as of the date first written above:
BORROWERS J. CREW OPERATING CORP. J. CREW INC. GRACE HOLMES, INC. H.F.D. NO. 55, INC. MADEWELL INC.

By:	/S/ JAMES S. SCULLY
Name: James S. Scully
Title: Chief Financial Officer
GUARANTORS J. CREW GROUP, INC.

By:	/S/ JAMES S. SCULLY
Name: James S. Scully
Title: Chief Financial Officer

J. CREW INTERNATIONAL, INC.

By:	/S/ NICHOLAS P. LAMBERTI
Name: Nicholas P. Lamberti
Title: Vice President and Controller

[SIGNATURE PAGE TO MASTER ASSIGNMENT AND RESIGNATION AGREEMENT]

Schedule 1

Existing Amounts

Amount
Principal	$882,381.05
Interest	$202.21
Unused Line Fee	$4,280,07
Monthly Service Fee	$4,000.00
L/C Fees	$5,171.88
Assignment Fee	$5,000.00
Legal Reserve	$60,000.00
Early Termination Fee	$137,500.00

Total Amount Owed under the Credit Agreement:	$1,098,535.21

Wire Transfer Information for the Payoff Amount:
Credit Bank:
ABA#
For Credit To:
Account No.
For Further Credit To:
Account No.
Att:
Ref:

8

Exhibit A

Assignment and Acceptance Agreement

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[Execution]

ASSIGNMENT AND ACCEPTANCE AGREEMENT

This ASSIGNMENT AND ACCEPTANCE AGREEMENT (this “Assignment and Acceptance”) dated as of May 4, 2007 is made between Wachovia Bank, National Association (the “Assignor”) and Citicorp USA, Inc. (the “Assignee”).

W I T N E S S E T H:

WHEREAS, Wachovia Bank, National Association, in its capacity as administrative agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Administrative Agent”), Bank of America, N.A., in its capacity as syndication agent pursuant to the Loan Agreement acting for and on behalf of the parties thereto as lenders (in such capacity, “Syndication Agent”), Assignor, successor by merger to Congress Financial Corporation, in its capacity as collateral agent pursuant to the Loan Agreement acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), Wachovia Capital Markets, LLC, in its capacity as sole lead arranger and sole bookrunner (in such capacity, “Arranger”), and the parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”) have entered into financing arrangements pursuant to which Administrative Agent, Syndication Agent, Agent and Lenders may make loans and advances and provide other financial accommodations to J. Crew Operating Corp., J. Crew, Inc., Grace Holmes, Inc. d/b/a J. Crew Retail, and HFD No. 55, Inc. d/b/a J. Crew Factory (collectively, “Borrowers”) as set forth in the Amended and Restated Loan and Security Agreement, dated December 23, 2004, by and among Borrowers, certain of their affiliates, Administrative Agent, Syndication Agent, Agent, Arranger and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”);

WHEREAS, as provided under the Loan Agreement, Assignor committed to making Revolving Loans (the “Committed Loans”) to Borrowers in an aggregate amount not to exceed $170,000,000 (the “Commitment”);

WHEREAS, Assignor wishes to assign to Assignee all rights and obligations of Assignor under the Loan Agreement in respect of its Commitment in an amount equal to $170,000,000 (the “Assigned Commitment Amount”) on the terms and subject to the conditions set forth herein and in the Master Assignment and Resignation Agreement, dated of even date herewith (the “Master Assignment Agreement”) to which the undersigned are parties, and Assignee wishes to accept assignment of such rights and to assume such obligations from Assignor on such terms and subject to such conditions;

NOW, THEREFORE, in consideration of the foregoing and the mutual agreements contained herein, the parties hereto agree as follows:

1. Assignment and Acceptance.

(a) Subject to the terms and conditions of this Assignment and Acceptance, Assignor hereby sells, transfers and assigns to Assignee, and Assignee hereby purchases, assumes and undertakes from Assignor, without recourse and without representation or warranty (except as provided in this Assignment and Acceptance) an interest in (i) the Commitment and each of the Committed Loans of Assignor and (ii) all related rights, benefits, obligations, liabilities and indemnities of the Assignor under and in connection with the Loan Agreement and the other Financing Agreements, so that after giving effect thereto, the Commitment of Assignee shall be as set forth below and the Pro Rata Share of Assignee shall be one hundred (100%) percent.

(b) With effect on and after the Effective Date (as defined in Section 5 hereof), Assignee shall be a party to the Loan Agreement and succeed to all of the rights and be obligated to perform all of the obligations of a Lender under the Loan Agreement, including the requirements concerning confidentiality and the payment of indemnification, with a Commitment in an amount equal to the Assigned Commitment Amount. It is the intent of the parties hereto that the Commitment of Assignor shall, as of the Effective Date, be reduced by an amount equal to the Assigned Commitment Amount and Assignor shall relinquish its rights and be released from its obligations under the Loan Agreement to the extent such obligations have been assumed by Assignee; provided, that, Assignor shall not relinquish its rights under Sections 2.1, 6.4, 6.8 and 6.9 of the Loan Agreement to the extent such rights relate to the time prior to the Effective Date.

(c) After giving effect to the assignment and assumption set forth herein, on the Effective Date Assignee’s Commitment will be $170,000,000.

(d) After giving effect to the assignment and assumption set forth herein, on the Effective Date Assignor’s Commitment will be $0 (as such amount may be further reduced by any other assignments by Assignor on or after the date hereof).

2. Payments.

(a) In connection with the sale, assignment and transfer contemplated in Section 1 hereof, Borrowers have repaid to Agent the sum of $1,098,535.21, representing Assignee’s Pro Rata Share of the amounts set forth on Schedule 1 of the Master Assignment Agreement immediately prior to giving effect to such payment.

(b) Assignee shall pay to Agent the processing fee in the amount specified in Section 14.7(a) of the Loan Agreement.

3. Reallocation of Payments. Any interest, fees and other payments accrued to the Effective Date with respect to the Commitment, Committed Loans and outstanding Letter of Credit Accommodations shall be for the account of Assignor. Any interest, fees and other payments accrued on and after the Effective Date with respect to the Assigned Commitment

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Amount shall be for the account of Assignee. Each of Assignor and Assignee agrees that it will hold in trust for the other party any interest, fees and other amounts which it may receive to which the other party is entitled pursuant to the preceding sentence and pay to the other party any such amounts which it may receive promptly upon receipt.

4. Independent Credit Decision. Assignee acknowledges that it has received a copy of the Loan Agreement and the Schedules and Exhibits thereto, together with copies of the most recent financial statements of J. Crew Group, Inc. and its Subsidiaries, and such other documents and information as it has deemed appropriate to make its own credit and legal analysis and decision to enter into this Assignment and Acceptance and agrees that it will, independently and without reliance upon Assignor, Agent or any Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit and legal decisions in taking or not taking action under the Loan Agreement.

5. Effective Date; Notices.

(a) As between Assignor and Assignee, the effective date for this Assignment and Acceptance shall be May 4, 2007 (the “Effective Date”); provided, that, the following conditions precedent have been satisfied on or before the Effective Date:

(i) this Assignment and Acceptance shall be executed and delivered by Assignor and Assignee;

(ii) the consent of Agent as required for an effective assignment of the Assigned Commitment Amount by Assignor to Assignee shall have been duly obtained and shall be in full force and effect as of the Effective Date;

(iii) written notice of such assignment, together with payment instructions, addresses and related information with respect to Assignee, shall have been given to Borrower Agent and Agent;

(iv) Assignee shall pay to Assignor all amounts due to Assignor under this Assignment and Acceptance; and

(v) the processing fee referred to in Section 2(b) hereof shall have been paid to Agent.

(b) Promptly following the execution of this Assignment and Acceptance, Assignor shall deliver to Borrower Agent and Agent for acknowledgment by Agent, a Notice of Assignment in the form attached hereto as Schedule 1.

6. Withholding Tax. Assignee (a) represents and warrants to Assignor, Agent and Borrowers that under applicable law and treaties no tax will be required to be withheld by Assignee, Agent or Borrowers with respect to any payments to be made to Assignee hereunder or under any of the Financing Agreements, (b) agrees to furnish (if it is not a “United States Person” as such term is defined in Section 7701(a)(30) of the Code) to Agent and Borrowers prior to the time that Agent or Borrowers are required to make any payment of principal, interest or fees hereunder, duplicate executed originals of either U.S. Internal Revenue Service Form W-8

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ECI or U.S. Internal Revenue Service Form W-8 BEN (wherein Assignee claims entitlement to the benefits of a tax treaty that provides for a complete exemption from U.S. federal income withholding tax on all payments hereunder) and agrees to provide new Forms W-8 ECI or W-8 BEN upon the expiration of any previously delivered form or comparable statements in accordance with applicable U.S. law and regulations and amendments thereto, duly executed and completed by Assignee, and (c) agrees to comply with all applicable U.S. laws and regulations with regard to such withholding tax exemption.

7. Representations and Warranties.

(a) Assignor represents and warrants that (i) it is the legal and beneficial owner of the interest being assigned by it hereunder and that such interest is free and clear of any security interest, lien, encumbrance or other adverse claim, (ii) it is duly organized and existing and it has the full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance and to fulfill its obligations hereunder, (iii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance, and (iv) this Assignment and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignor, enforceable against Assignor in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights and to general equitable principles.

(b) Assignor makes no representation or warranty and assumes no responsibility with respect to any statements, warranties or representations made in or in connection with the Loan Agreement or any of the other Financing Agreements or the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Agreement or any other instrument or document furnished pursuant thereto. Assignor makes no representation or warranty in connection with, and assumes no responsibility with respect to, the solvency, financial condition or statements of Borrowers, Guarantors or any of their respective Affiliates, or the performance or observance by Borrowers, Guarantors or any other Person, of any of its respective obligations under the Loan Agreement or any other instrument or document furnished in connection therewith.

(c) Assignee represents and warrants that (i) it is duly organized and existing and it has full power and authority to take, and has taken, all action necessary to execute and deliver this Assignment and Acceptance and any other documents required or permitted to be executed or delivered by it in connection with this Assignment and Acceptance, and to fulfill its obligations hereunder, (ii) no notices to, or consents, authorizations or approvals of, any Person are required (other than any already given or obtained) for its due execution, delivery and performance of this Assignment and Acceptance, and apart from any agreements or undertakings or filings required by the Loan Agreement, no further action by, or notice to, or filing with, any Person is required of it for such execution, delivery or performance; and (iii) this Assignment

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and Acceptance has been duly executed and delivered by it and constitutes the legal, valid and binding obligation of Assignee, enforceable against Assignee in accordance with the terms hereof, subject, as to enforcement, to bankruptcy, insolvency, moratorium, reorganization and other laws of general application relating to or affecting creditors’ rights to general equitable principles.

8. Further Assurances. Assignor and Assignee each hereby agree to execute and deliver such other instruments, and take such other action, as either party may reasonably request in connection with the transactions contemplated by this Assignment and Acceptance, including the delivery of any notices or other documents or instruments to Borrowers or Agent, which may be required in connection with the assignment and assumption contemplated hereby.

9. Miscellaneous.

(a) Any amendment or waiver of any provision of this Assignment and Acceptance shall be in writing and signed by the parties hereto. No failure or delay by either party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof and any waiver of any breach of the provisions of this Assignment and Acceptance shall be without prejudice to any rights with respect to any other for further breach thereof.

(b) All payments made hereunder shall be made without any set-off or counterclaim.

(c) Assignor and Assignee shall each pay its own costs and expenses incurred in connection with the negotiation, preparation, execution and performance of this Assignment and Acceptance.

(d) This Assignment and Acceptance may be executed in any number of counterparts and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

(e) THIS ASSIGNMENT AND ACCEPTANCE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK. Assignor and Assignee each irrevocably submits to the non-exclusive jurisdiction of any State or Federal court sitting in New York County, New York over any suit, action or proceeding arising out of or relating to this Assignment and Acceptance and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such New York State or Federal court. Each party to this Assignment and Acceptance hereby irrevocably waives, to the fullest extent it may effectively do so, the defense of an inconvenient forum to the maintenance of such action or proceeding.

(f) ASSIGNOR AND ASSIGNEE EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVE ANY RIGHTS THEY MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH THIS ASSIGNMENT AND ACCEPTANCE, THE LOAN AGREEMENT, ANY OF THE OTHER FINANCING AGREEMENTS OR ANY RELATED DOCUMENTS AND AGREEMENTS OR ANY COURSE OF CONDUCT, COURSE OF DEALING, OR STATEMENTS (WHETHER ORAL OR WRITTEN).

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IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Sang Kim
Title:	Vice President

CITICORP USA, INC.

By:
Title:

IN WITNESS WHEREOF, Assignor and Assignee have caused this Assignment and Acceptance to be executed and delivered by their duly authorized officers as of the date first above written.

WACHOVIA BANK, NATIONAL ASSOCIATION

By:
Title:

CITICORP USA, INC.

By:	/s/ Marcus Wunderlich
MARCUS WUNDERLICH
Title:	Vice President

SCHEDULE 1

NOTICE OF ASSIGNMENT AND ACCEPTANCE

May 4, 2007

Wachovia Bank, National Association

1133 Avenue of the Americas

New York, New York 10036

Attn.: Portfolio Manager

Re:  J. Crew

Ladies and Gentlemen:

Wachovia Bank, National Association, successor to Congress Financial Corporation, in its capacity as agent pursuant to the Loan Agreement (as hereinafter defined) acting for and on behalf of the parties thereto as lenders (in such capacity, “Agent”), Wachovia Bank, National Association, in its capacity as arranger pursuant to the Loan Agreement (in such capacity, “Arranger”) and the financial institutions which are parties to the Loan Agreement as lenders (individually, each a “Lender” and collectively, “Lenders”) have entered into financing arrangements pursuant to which Agent and Lenders may make loans and advances and provide other financial accommodations to J. Crew Operating Corp., J. Crew, Inc., Grace Holmes, Inc. d/b/a J. Crew Retail, and HFD No. 55, Inc. d/b/a J. Crew Factory (collectively, “Borrowers”) as set forth in the Amended and Restated Loan and Security Agreement, dated December 23, 2004, by and among Borrowers, certain of their affiliates, Agent and Lenders (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the “Loan Agreement”), and the other agreements, documents and instruments referred to therein or at any time executed and/or delivered in connection therewith or related thereto (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the “Financing Agreements”). Capitalized terms not otherwise defined herein shall have the respective meanings ascribed thereto in the Loan Agreement.

1. We hereby give you notice of, and request your consent to, the assignment by Wachovia Bank, National Association (the “Assignor”) to Citicorp USA, Inc. (the “Assignee”) such that after giving effect to the assignment Assignee shall have an interest equal to one hundred (100%) percent of the total Commitments pursuant to the Assignment and Acceptance Agreement attached hereto (the “Assignment and Acceptance”). We understand that the Assignor’s Commitment shall be reduced by $170,000,000 to zero (0).

2. Assignee agrees that, upon receiving the consent of Agent to such assignment, Assignee will be bound by the terms of the Loan Agreement as fully and to the same extent as if the Assignee were the Lender originally holding such interest under the Loan Agreement.

3. The following administrative details apply to Assignee:

(A)	Notice address:

Wachovia Bank, National Association

1133 Avenue of the Americas

New York, New York 10036

Attention: Portfolio Manager

Telephone No.: 212-840-2000

Telecopy No.: 212-545-4283

(B)	Payment instructions:

Account No.: 5000000030279

ABA No.: 053-000-219

Account Name: Wachovia Capital Finance

At: Wachovia Bank, N.A., Charlotte, N.C.

Reference: J. Crew Group, Inc.

4. You are entitled to rely upon the representations, warranties and covenants of each of Assignor and Assignee contained in the Assignment and Acceptance.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Assignor and Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Sang Kim
Title:	Vice President

CITICORP USA, INC.

By:
Title:

ACKNOWLEDGED AND ASSIGNMENT CONSENTED TO:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Sang Kim
Title:	Vice President

IN WITNESS WHEREOF, Assignor and Assignee have caused this Notice of Assignment and Acceptance to be executed by their respective duly authorized officials, officers or agents as of the date first above mentioned.

Very truly yours,

WACHOVIA BANK, NATIONAL ASSOCIATION

By:	/s/ Sang Kim
Title: Vice President

CITICORP USA, INC.

By:	/s/ Marcus Wunderlich
MARCUS WUNDERLICH
Title:	Vice President

ACKNOWLEDGED AND ASSIGNMENT CONSENTED TO:

WACHOVIA BANK, NATIONAL ASSOCIATION, as Agent

By:	/s/ Sang Kim
Title:	Vice President